                                                                   Exhibit 17(g)

                                 PEGASUS FUNDS
                                 (800) 688-3350

Table of Contents

  1 Letter to Shareholders
  3 Statements of Assets and Liabilities
  4 Statements of Operations
  5 Statements of Changes in Net Assets
  6 Portfolios of Investments
 19 Notes to Financial Statements
 26 Financial Highlights
 28 Report of Independent Public Accountants

SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, FIRST CHICAGO NBD CORPORATION OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.

INVESTMENT ADVISER
First Chicago NBD Investment Management Company (FCNIMCO)
Three First National Plaza, MS 0334
Chicago, IL 60670-0334

DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                                Pegasus Funds  I

Dear Shareholder:

INVESTMENT YEAR IN REVIEW
It appears that the U.S. economy is experiencing an almost ideal combination of continued growth, tame inflation, and strong employment. U.S. Federal Reserve
(Fed) policy makers left the benchmark Federal Funds (Fed Funds) rate unchanged for most of 1997. The Fed last raised the Fed Funds rate from 5.25% to 5.50% on March 25, 1997, as large gains in gross domestic product were reported for the fourth quarter of 1996 (4.3%) and the first quarter of 1997 (4.9%). The Fed worried that the strong economy would lead to increasing inflation. The economy did remain strong for the rest of 1997, but excessive inflation did not appear. For the year, inflation as measured by the consumer price index (CPI), was only 1.7%. The U.S. economy is enjoying some of the lowest inflation in more than a decade. Except for 1986, when the collapse of oil prices led to a drop in the CPI, inflation has not been so low since the 1960s.

Employment also remains strong. December's unemployment rate came in at 4.7%, which followed November's 4.6%, the lowest in 24 years. The economy of 1997 has caused many economists to re-think the traditional teaching that tight labor markets almost certainly result in higher wages which in turn result in higher prices as the wage increases are passed on to the consumer. However, wages are rising. There are worker shortages in many industries and companies are increasing compensation to retain and attract employees. And because of this, the Fed will most certainly keep a watchful eye on wage pressures.

MUNICIPAL MONEY MARKET REVIEW
For much of the first part of 1997, the short-term tax-exempt market saw excessive cash inflows with tax-free money funds at a record level of $150 billion in assets by the end of the first quarter. The Fed Funds increase in March led many longer-term investors toward a more cautionary position by shifting assets from the capital markets to the cash markets. By mid-April, the positive cash flows which had been present for much of the early stages of the year finally reversed as income-tax related redemptions caused tax-free assets to fall by nearly $7 billion or almost 5%.

The second half of the year was supply driven with 83% ($37.4 billion) of total 1997 new issuances coming to market. This was a welcome source of relief for fund managers as they deployed some of their excess liquidity into longer-term notes. The combination of heavy supply and investor interest in the surging equity market resulted in upward pressure on short-term tax-exempt interest rates, resulting in a sharply inverted yield curve at year end. We expect the curve to return to normal in the beginning of the year.

INTEREST RATE OUTLOOK
It appears that the Fed will hold a steady course until the problems in Asia are resolved in the upcoming months. Some have talked of deflation, but this seems unlikely as our domestic economy remains robust. U.S. Treasury yields have been pushed down by a "flight to quality" causing the short-end of the yield curve to invert. As the Asian problems are sorted out, the short-end of the curve should become positively sloped again. It looks like 1998 will be similar to 1997 with short-term interest rates generally holding relatively steady in both the taxable and tax-exempt markets.

Sincerely,

LOGO
George F. Abel
Chief Investment Officer
First Chicago NBD Investment Management Company

                      [THIS PAGE INTENTIONALLY LEFT BLANK]





2  Pegasus Funds

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

--------------------------------------------------------------------------------

                                           TREASURY     MUNICIPAL    MICHIGAN MUNICIPAL
                           MONEY MARKET  MONEY MARKET  MONEY MARKET     MONEY MARKET
                               FUND          FUND          FUND             FUND
                                      -------------------------------------------------
ASSETS:
Investment in securi-
ties:
 At cost                  $2,179,962,259 $977,377,992  $726,864,739     $103,727,142
---------------------------------------------------------------------------------------
 At amortized cost        $2,182,925,547 $978,067,127  $726,598,012     $103,416,678
Cash                             804,947        2,164        48,062           25,267
Interest receivable           21,265,978    4,967,107     4,664,194          874,320
Prepaids and other               480,685           --            --           27,936
---------------------------------------------------------------------------------------
 TOTAL ASSETS              2,205,477,157  983,036,398   731,310,268      104,344,201
---------------------------------------------------------------------------------------
LIABILITIES:
Payable for shares re-
deemed                         7,975,314           --        30,000               --
Accrued administration
fees                             291,613      120,054        98,130           13,610
Shareholder services
fees payable                     203,619       49,917        44,602            6,610
Accrued investment advi-
sory fees                        549,721      240,107       196,259           27,220
Accrued transfer agent
fees                              85,625       10,325         7,491               81
Accrued custodial fees             2,969        4,028         5,157              239
Dividends payable              4,336,196    2,823,688     1,537,037          206,829
Other payables and ac-
crued expenses                        --       65,587        72,447               --
---------------------------------------------------------------------------------------
 TOTAL LIABILITIES            13,445,057    3,313,706     1,991,123          254,589
---------------------------------------------------------------------------------------
 NET ASSETS               $2,192,032,100 $979,722,692  $729,319,145     $104,089,612
---------------------------------------------------------------------------------------
NET ASSET VALUE AND RE-
DEMPTION PRICE PER
SHARE:
CLASS A SHARES:
Net assets                $  973,820,802 $234,049,808  $204,526,632     $ 29,201,826
Capital shares               973,818,008  234,066,536   204,580,757       29,202,390
---------------------------------------------------------------------------------------
Net asset value and re-
demption price per share  $         1.00 $       1.00  $       1.00     $       1.00
---------------------------------------------------------------------------------------
CLASS B SHARES:
Net assets                $      338,263 $         --  $         --     $         --
Capital shares                   338,263           --            --               --
---------------------------------------------------------------------------------------
Net asset value and re-
demption price per share  $         1.00 $         --  $         --     $         --
---------------------------------------------------------------------------------------
CLASS I SHARES:
Net assets                $1,217,873,035 $745,672,884  $524,792,513     $ 74,887,786
Capital shares             1,217,873,035  745,672,884   524,794,138       74,888,209
---------------------------------------------------------------------------------------
Net asset value and re-
demption price per share  $         1.00 $       1.00  $       1.00     $       1.00
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Capital shares (unlim-
ited number of shares
authorized, par value
$.10 per share)           $  219,202,931 $ 97,973,942  $ 72,937,490     $ 10,409,060
Additional paid-in capi-
tal                        1,972,826,375  881,765,478   656,437,405       93,681,539
Accumulated undistrib-
uted net realized gains
(losses)                           2,794      (16,728)      (55,750)            (987)
---------------------------------------------------------------------------------------
 TOTAL NET ASSETS         $2,192,032,100 $979,722,692  $729,319,145     $104,089,612
---------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                                   Pegasus Funds

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                         TREASURY    MUNICIPAL    MICHIGAN MUNICIPAL
                         MONEY MARKET  MONEY MARKET MONEY MARKET     MONEY MARKET
                             FUND          FUND         FUND             FUND
                         -----------------------------------------------------------
INVESTMENT INCOME        $137,212,807  $58,855,781  $31,246,988       $4,688,142
------------------------------------------------------------------------------------
EXPENSES:
 Investment advisory
 fees                       6,818,663    2,939,704    2,544,532          379,957
 Administration fees        3,641,198    1,602,847    1,272,266          189,978
 Transfer and dividend
 disbursement agent fees    1,204,507       77,320       73,570           13,499
 Shareholder service
 fees (Class A shares)      2,074,770      473,261      463,609          143,515
 Shareholder service
 fees (Class B shares)            994           --           --               --
 12b-1 fees (Class B
 shares)                        2,984           --           --               --
 Professional fees            105,908       63,738       50,471           37,115
 Custodial fees                36,857       12,828       38,829            8,024
 Registration, filing
 fees and other expenses      211,196      122,469       66,465           49,295
 Less: Expense reim-
 bursement                    (46,475)          --           --          (44,602)
------------------------------------------------------------------------------------
 NET EXPENSES              14,050,602    5,292,167    4,509,742          776,781
------------------------------------------------------------------------------------
NET INVESTMENT INCOME     123,162,205   53,563,614   26,737,246        3,911,361
------------------------------------------------------------------------------------
NET REALIZED LOSSES ON
INVESTMENTS                        --           --       (2,098)              --
------------------------------------------------------------------------------------
NET INCREASE IN NET AS-
SETS FROM OPERATIONS     $123,162,205  $53,563,614  $26,735,148       $3,911,361
------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

4  Pegasus Funds

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                      TREASURY
                            MONEY MARKET                            MONEY MARKET
                                FUND                                    FUND
                   ------------------------------------------------------------------------------
                     Year Ended       Year Ended            Year Ended        Year Ended
                    Dec. 31, 1997    Dec. 31, 1996         Dec. 31, 1997    Dec. 31, 1996
                   ------------------------------------------------------------------------------
FROM OPERATIONS:
 Net investment
 income            $   123,162,205  $   101,190,560       $    53,563,614  $     66,048,537
 Net realized
 gains (losses)
 on investments                 --            2,794                    --              (743)
-------------------------------------------------------------------------------------------------
 Net increase in
 net assets from
 operations            123,162,205      101,193,354            53,563,614        66,047,794
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM
NET INVESTMENT
INCOME (NOTE 2):
 Class A shares        (40,816,984)     (39,714,946)           (9,126,231)      (15,961,445)
 Class B shares            (15,474)          (1,519)(/1/)              --                --
 Class I shares        (82,329,747)     (61,474,095)(/2/)     (44,437,383)      (50,087,092)(/2/)
-------------------------------------------------------------------------------------------------
 Total distribu-
 tions to share-
 holders              (123,162,205)    (101,190,560)          (53,563,614)      (66,048,537)
-------------------------------------------------------------------------------------------------
FROM CAPITAL
SHARE TRANSAC-
TIONS:
 Proceeds from
 shares sold         9,687,488,060   14,864,047,666         4,728,247,544    14,570,699,743
 Proceeds from
 shares issued in
 connection with
 merger                         --      401,052,532                    --       441,805,139
 Net asset value
 of shares issued
 in reinvestment
 of distributions
 to shareholders        59,792,177       34,746,272            13,617,762        10,667,035
-------------------------------------------------------------------------------------------------
                     9,747,280,237   15,299,846,470         4,741,865,306    15,023,171,917
 Less: payments
 for shares re-
 deemed             (9,999,101,019) (14,495,691,196)       (5,032,144,249)  (14,680,865,041)
-------------------------------------------------------------------------------------------------
 Net increase
 (decrease) in
 net assets from
 capital share
 transactions         (251,820,782)     804,155,274          (290,278,943)      342,306,876
-------------------------------------------------------------------------------------------------
NET INCREASE (DE-
CREASE) IN NET
ASSETS                (251,820,782)     804,158,068          (290,278,943)      342,306,133
NET ASSETS:
 Beginning of
 year                2,443,852,882    1,639,694,814         1,270,001,635       927,695,502
-------------------------------------------------------------------------------------------------
 End of year       $ 2,192,032,100  $ 2,443,852,882       $   979,722,692  $  1,270,001,635
-------------------------------------------------------------------------------------------------
                              MUNICIPAL                       MICHIGAN MUNICIPAL
                            MONEY MARKET                         MONEY MARKET
                                FUND                                 FUND
                   -------------------------------------------------------------------
                     Year Ended       Year Ended           Year Ended     Year Ended
                    Dec. 31, 1997    Dec. 31, 1996        Dec. 31, 1997  Dec. 31, 1996
                   -------------------------------------------------------------------
FROM OPERATIONS:
 Net investment
 income            $    26,737,246  $    20,832,980       $   3,911,361  $   3,849,942
 Net realized
 gains (losses)
 on investments             (2,098)              --                  --           (987)
-------------------------------------------------------------------------------------------------
 Net increase in
 net assets from
 operations             26,735,148       20,832,980           3,911,361      3,848,955
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM
NET INVESTMENT
INCOME (NOTE 2):
 Class A shares         (5,495,113)      (6,597,625)         (1,691,184)    (2,516,627)
 Class B shares                 --               --                  --             --
 Class I shares        (21,242,133)     (14,235,355)(/2/)    (2,220,177)    (1,333,315)(/2/)
-------------------------------------------------------------------------------------------------
 Total distribu-
 tions to share-
 holders               (26,737,246)     (20,832,980)         (3,911,361)    (3,849,942)
-------------------------------------------------------------------------------------------------
FROM CAPITAL
SHARE TRANSAC-
TIONS:
 Proceeds from
 shares sold         2,227,511,937    3,285,400,405         385,607,333    360,970,978
 Proceeds from
 shares issued in
 connection with
 merger                         --      281,427,973                  --             --
 Net asset value
 of shares issued
 in reinvestment
 of distributions
 to shareholders         6,014,147        4,167,474           1,688,415      2,226,403
-------------------------------------------------------------------------------------------------
                     2,233,526,084    3,570,995,852         387,295,748    363,197,381
 Less: payments
 for shares re-
 deemed             (2,318,368,395)  (3,321,245,774)       (404,815,670)  (363,643,802)
-------------------------------------------------------------------------------------------------
 Net increase
 (decrease) in
 net assets from
 capital share
 transactions          (84,842,311)     249,750,078         (17,519,922)      (446,421)
-------------------------------------------------------------------------------------------------
NET INCREASE (DE-
CREASE) IN NET
ASSETS                 (84,844,409)     249,750,078         (17,519,922)      (447,408)
NET ASSETS:
 Beginning of
 year                  814,163,554      564,413,476         121,609,534    122,056,942
-------------------------------------------------------------------------------------------------
 End of year       $   729,319,145  $   814,163,554       $ 104,089,612  $ 121,609,534
-------------------------------------------------------------------------------------------------

(1) For the period September 14, 1996 (initial offering date of Class B Shares) through December 31, 1996.
(2) For the period of March 30, 1996 (initial offering date of Class I Shares) through December 31, 1996.

                       See Notes to Financial Statements.

                                                                Pegasus Funds  5

PEGASUS MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                                                      COST
                     DESCRIPTION                      FACE AMOUNT   (NOTE 2)
                     -----------                      -----------   ---------
TEMPORARY CASH INVESTMENTS -- 4.90%
 Paccar Leasing Master Note, 5.93%, 1/2/98...........  15,000,000    15,000,000
 Salomon Brothers, Revolving Repurchase Agreement,
  6.625%, 1/2/98 (secured by various U.S. Treasury
  Notes with maturities ranging from 7/15/98 through
  2/28/02 at various interest rates ranging from
  5.75% to 8.25%, all held at Chase Bank)............  15,000,000    15,000,000
 Smith Barney, Inc., Revolving Repurchase Agreement,
  6.75%, 1/2/98 (secured by various U.S. Treasury &
  Agency Obligations with maturities ranging from
  7/31/98 through 12/15/07 at various interest rates
  ranging from 0.00% to 9.00%, all held at The Bank
  of New York).......................................  77,000,000    77,000,000
                                                                  -------------
                                                                    107,000,000
                                                                  -------------
COMMERCIAL PAPER -- 30.34%
 Akzo Funding Corp., 5.72%, 4/6/98...................  10,000,000     9,849,056
 Apreco, Inc., 5.85%, 2/17/98........................  20,000,000    19,847,250
 Banca Serfin S.A., 5.65%, 8/31/98...................  30,000,000    28,860,583
 Barton Capital Corp., 5.95%, 2/10/98................   9,700,000     9,635,872
 Block Financial Corp., 5.70%, 1/30/98...............  10,000,000     9,954,083
 BTR Dunlop Finance, 5.72%, 2/18/98..................  25,000,000    24,809,333
 Calicia Funding Corp., 5.75%, 3/4/98................  16,000,000    15,841,556
 Centre Square Funding Corp.:
   5.62%, 1/5/98.....................................  18,000,000    17,988,760
   6.00%, 2/20/98....................................  28,168,000    27,933,267
 Centric Capital Corp., 5.71%, 9/2/98................  13,000,000    12,496,886
 Commission Federal De Electricidad, 5.75%, 2/26/98..  10,000,000     9,910,556
 Compass Securitization, Inc., 6.35%, 1/15/98........  15,000,000    14,962,958
 Dairy Investments LTD.:
   5.70%, 2/18/98....................................  25,000,000    24,810,000
   5.75%, 3/17/98....................................  10,000,000     9,880,208
 Equipment Intermediation Partnership:
   5.80%, 1/7/98.....................................  12,000,000    11,988,400
   5.93%, 1/8/98.....................................  16,000,000    15,981,551
 Explorer Pipeline Co.:
   5.75%, 1/20/98....................................  13,000,000    12,960,549
   5.75%, 3/12/98....................................   7,000,000     6,921,736
 Greenwich Funding Corp., 5.90%, 1/20/98.............  10,000,000     9,966,750
 Market Street Funding, 6.20%, 1/9/98................  20,000,000    19,972,444
 Matson Navigation, 6.75%, 1/8/98....................  12,000,000    11,984,250
 Mont Blanc Capital Corp., 5.85%, 1/20/98............  10,000,000     9,969,125
 National Power, 5.75%, 3/5/98.......................  14,000,000    13,859,125
 Pacific Dunlop Limited:
   5.75%, 3/9/98.....................................  20,000,000    19,785,972
   5.75%, 3/10/98....................................   5,000,000     4,945,694
 Pearson, Inc., 5.90%, 1/8/98........................  14,000,000    13,983,939
 PHH Corporation, 6.75%, 1/2/98......................  75,000,000    74,985,937
 Pooled Accounts Receivable Cap., 5.77%, 3/18/98.....  35,000,000    34,573,661

                       See Notes to Financial Statements.

6  Pegasus Funds

PEGASUS MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                                                      COST
                     DESCRIPTION                      FACE AMOUNT   (NOTE 2)
                     -----------                      -----------   ---------
 Prudential Funding, Inc., 5.75%, 4/2/98............. $15,000,000 $  14,783,117
 Rexam Plc., 5.75%, 1/29/98..........................  15,000,000    14,932,917
 Special Purpose Account Receivable Coop Corp.:
   6.03%, 1/30/98....................................  15,000,000    14,927,137
   5.75%, 2/12/98....................................  27,000,000    26,818,875
 Sun Belt Dix, Inc.:
   5.55%, 1/13/98....................................   7,651,000     7,636,846
   5.78%, 1/15/98....................................  14,000,000    13,968,531
 TI Group, Inc.
   5.58%, 1/12/98....................................  10,000,000     9,982,950
   5.55%, 1/23/98....................................   5,000,000     4,983,042
   5.73%, 6/10/98....................................  17,000,000    16,567,067
 Triple A One Funding Corp., 5.93%, 1/6/98...........  24,000,000    23,980,233
 Windmill Funding Corp., 5.90%, 1/8/98...............  15,000,000    14,982,792
                                                                  -------------
                                                                    662,223,008
                                                                  -------------
BANKERS ACCEPTANCE NOTES -- 0.92%:
 LaSalle National Bank, 5.93%, 3/10/98...............  20,000,000    20,000,000
                                                                  -------------
CORPORATE NOTES -- 22.72%
 Allstate Life Insurance Co., 5.87%, 3/1/98*.........  10,000,000    10,000,000
 Beta Finance Corp., Medium Term Note, 5.82%,
  1/28/98............................................  22,000,000    22,000,000
 CIT Group Holdings, 6.75%, 4/30/98..................  10,000,000    10,016,734
 Commonwealth Life Insurance Co., 5.86%, 3/1/98*.....   5,000,000     5,000,000
 CSA Funding (A/R), Series C, 6.34%, 3/31/98.........  24,000,000    24,000,000
 GE Engine Receivables Trust, (A/R), 6.34%, 2/14/00..  26,811,485    26,811,485
 General American Life Funding Agr., 5.85%, 1/30/98..  35,500,000    35,500,000
 Key Auto Finance, 5.835%, 1/5/99....................  40,000,000    40,000,000
 Morgan Guaranty Trust Co.:
   5.965%, 6/22/98...................................  17,000,000    16,997,279
   5.93%, 8/31/98....................................  20,000,000    20,007,729
 Peoples Security Life Insurance Co., 5.86%, 3/1/98*.  10,000,000    10,000,000
 Sigma Finance, Medium Term Note:
   5.84%, 8/4/98.....................................  20,000,000    20,000,000
   5.95%, 10/20/98...................................  15,000,000    15,000,000
 SunAmerica Life Insurance Co., 5.83%, 1/7/98*.......  14,000,000    14,000,000
 SunAmerica Life Insurance Co., 5.79%, 3/1/98*.......  25,000,000    25,000,000
 Transamerica Life Insurance & Annuity Co., Funding
  Agreement, (A/R),
   5.85%, 12/9/02*...................................  50,000,000    50,000,000
 Travelers Life Ins Co., Funding Agreement
   5.91%, 11/6/98*...................................  25,000,000    25,000,000
 Wachovia Bank, Medium Term Note, 5.895%, 10/2/98....  10,000,000     9,994,570
 Wheels Inc., Master Note, (A/R), 6.05%, 8/15/98.....  75,000,000    75,000,000
 Wilmington Trust Co.:
   Amtrak 93-A, (A/R), 1/1/11........................   8,592,429     8,592,429
   Amtrak 93-I, (A/R), 1/1/11........................  10,101,919    10,101,919
   Amtrak 93-B, (A/R), 1/1/13........................  22,977,508    22,977,508
                                                                  -------------
                                                                    495,999,653
                                                                  -------------

                       See Notes to Financial Statements.

                                                                Pegasus Funds  7

PEGASUS MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                   AMORTIZED
                                                                      COST
                    DESCRIPTION                     FACE AMOUNT     (NOTE 2)
                    -----------                     -----------    ---------
CERTIFICATES OF DEPOSIT -- 20.63%
 Amro Bank, 5.98%, 3/19/98......................... $ 15,000,000 $   14,999,395
 Banque Nationale De Paris:
   5.75%, 2/26/98..................................   23,000,000     22,998,310
   5.815%, 10/5/98.................................   15,500,000     15,485,292
 Bayerische Wechsel Bank, 5.94%, 10/22/98..........   20,000,000     19,990,762
 Canadian Imperial Bank of Commerce:
   5.685%, 3/2/98..................................   15,000,000     14,996,814
   5.95%, 6/29/98..................................   16,500,000     16,494,589
   5.94%, 10/21/98.................................   18,000,000     17,991,714
 Commerzbank AG:
   5.89%, 7/9/98...................................   27,000,000     27,000,437
   5.94%, 10/23/98.................................   14,000,000     13,993,511
 Deutsche Bank:
   6.26%, 4/15/98..................................   20,000,000     19,997,828
   5.80%, 8/5/98...................................   22,000,000     21,993,770
 Generale Bank, 6.015%, 12/16/98...................   38,500,000     38,505,278
 Landesbank Hessen Thuringen, 5.94%, 6/19/98.......   13,000,000     12,996,548
 Norddeutsche Landesbank Girozentrale, 5.9175%
  10/21/98.........................................   26,000,000     25,989,525
 Rabobank Nederland NV, 6.05%, 3/27/98.............   15,000,000     14,997,332
 Royal Bank of Canada, 5.955%, 8/13/98.............   14,000,000     13,996,305
 Societe Generale:
   5.80%, 1/13/98..................................   15,000,000     14,999,700
   6.21%, 5/6/98...................................   20,000,000     19,998,040
   5.945%, 8/28/98.................................   19,000,000     18,993,460
   5.92%, 10/21/98.................................   20,000,000     19,990,792
 Swiss Bank Corp., 5.88%, 11/19/98.................   32,000,000     31,994,599
 Toronto Dominion Bank, 5.74%, 1/7/98..............   27,000,000     27,000,000
 Westpac Banking Corp., 5.97%, 3/24/98.............    5,000,000      4,998,885
                                                                 --------------
                                                                    450,402,886
                                                                 --------------
TIME DEPOSITS -- 20.49%
 Bank Austria AG, 9.00% 01/2/98....................   50,000,000     50,000,000
 Bank Brussel Lambert, 6.625%, 1/2/98..............  100,000,000    100,000,000
 Citibank N.A., 4.50%, 1/2/98......................    9,550,000      9,550,000
 Istituto Bancario San Paolo, 6.875%, 1/2/98.......   50,000,000     50,000,000
 Key Bank N.A., 6.75%, 1/2/98......................   25,000,000     25,000,000
 PNC Bank, 6.50%, 1/2/98...........................   23,000,000     23,000,000
 Suntrust Bank, 6.75%, 1/2/98......................   47,000,000     47,000,000
 Union Bank of Switzerland, 8.50%, 1/2/98..........   80,000,000     80,000,000
 Wachovia Bank of North Carolina, 4.50%, 1/2/98....   62,750,000     62,750,000
                                                                 --------------
                                                                    447,300,000
                                                                 --------------
TOTAL INVESTMENTS..................................              $2,182,925,547
                                                                 ==============

A/R -- Adjustable Rate
* -- Restricted Security (See Note 7)

                       See Notes to Financial Statements.

8  Pegasus Funds

PEGASUS TREASURY MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                                                                   AMORTIZED
                                                                      COST
                    DESCRIPTION                      FACE AMOUNT    (NOTE 2)
                    -----------                      -----------   ---------
TEMPORARY CASH INVESTMENTS -- 86.72%
 Aubrey Lanston Revolving Repurchase Agreement,
  6.50%, 1/2/98 (secured by various U.S. Treasury
  Obligations with maturities ranging from 1/2/98
  through 2/15/07 at various interest rates ranging
  from 0.00% to 11.875%, all held at Chase Bank).... $ 43,000,000 $ 43,000,000
 Barclays Inc., Revolving Repurchase Agreement,
  6.60%, 1/2/98 (secured by various U.S. Treasury
  Notes with maturities ranging from 8/31/99 through
  11/15/00 at various interest rates ranging from
  5.875% to 8.50%, all held at The Bank of New
  York).............................................   43,000,000   43,000,000
 Bear Stearns & Co., Inc., Revolving Repurchase
  Agreement, 6.50%, 1/2/98 (secured by various U.S.
  Treasury Obligations with maturities ranging from
  8/15/98 through 11/15/07 at various interest rates
  ranging from 0.00% to 8.00%, all held at Custodial
  Trust Company)....................................  176,000,000  176,000,000
 Donaldson Lufkin, Inc., Revolving Repurchase
  Agreement, 6.53%, 1/2/98 (secured by various U.S.
  Treasury Obligations with maturities ranging from
  4/2/98 through 2/15/07 at various interest rates
  ranging from 0.00% to 11.625%, all held at The
  Bank of New York).................................   43,000,000   43,000,000
 Credit Suisse First Boston, Revolving Repurchase
  Agreement, 6.25%, 1/2/98 (secured by U.S. Treasury
  Notes maturing 1/31/99 at an interest rate of
  5.00%, all held at Chase Bank)....................   11,000,000   11,000,000
 First Union Capital Markets , Revolving Repurchase
  Agreement, 6.625%, 1/2/98 (secured by various U.S.
  Treasury Obligations with maturities ranging from
  1/2/98 through 3/31/99 at various interest rates
  ranging from 0.00% to 6.25%, all held at Bankers
  Trust Company)....................................  151,000,000  151,000,000
 Goldman Sachs Agency, Revolving Repurchase
  Agreement, 6.50%, 1/2/98 (secured by U.S. Treasury
  Notes maturing 11/15/00 at an interest rate of
  5.75%, all held at The Bank of New York)..........   43,000,000   43,000,000
 Greenwich Capital Markets, Inc., Revolving
  Repurchase Agreement, 6.60%, 1/2/98 (secured by
  various U.S. Treasury Obligations with maturities
  ranging from 5/15/98 through 2/15/05 all at an
  interest rate of 0.00% , all held at Chase Bank)..   43,000,000   43,000,000
 H.S.B.C. Treasury, Revolving Repurchase Agreement,
  6.625%, 1/2/98 (secured by U.S. Treasury Notes
  maturing 8/31/00 at an interest rate of 6.25%, all
  held at Chase Bank)...............................   43,000,000   43,000,000
 London Global, Revolving Repurchase Agreement,
  6.60%, 1/2/98 (secured by various U.S. Treasury
  Obligations with maturities ranging from 2/28/98
  through 5/15/99 at various interest rates ranging
  from 0.00% to 6.375%, all held at Bankers Trust
  Company)..........................................   25,170,000   25,170,000
 Morgan Stanley Government Collateralized, Revolving
  Repurchase Agreement, 6.13%, 1/2/98 (secured by
  various U.S. Treasury Notes with maturities
  ranging from 8/15/99 through 12/31/99 at various
  interest rates ranging from 7.75% to 8.00%, all
  held at The Bank of New York).....................   10,000,000   10,000,000
 Nomura Securities Intl., Revolving Repurchase
  Agreement, 6.625%, 1/2/98 (secured by various U.S.
  Treasury Notes with maturities ranging from
  11/15/98 through 5/15/04 at various interest rates
  ranging from 5.50% to 7.25%, all held at The Bank
  of New York)......................................   43,000,000   43,000,000

                       See Notes to Financial Statements.

                                                                Pegasus Funds  9

PEGASUS TREASURY MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                                                       COST
                     DESCRIPTION                      FACE AMOUNT    (NOTE 2)
                     -----------                      -----------   ---------
 NationsBank Capital Markets, Inc., Revolving
  Repurchase Agreement, 6.625%, 1/2/98 (secured by
  various U.S. Treasury Obligations with maturities
  ranging from 2/15/02 through 8/15/07 at various
  interest rates ranging from 3.375% to 9.375%, all
  held at Chase Bank)................................ $131,000,000 $131,000,000
 Salomon Brothers, Inc., Revolving Repurchase
  Agreement, 6.625%,, 1/2/98 (secured by various U.S.
  Treasury Notes with maturities ranging from 7/15/98
  through 2/28/02 at various interest rates ranging
  from 5.75% to 8.25%, all held at Chase Bank).......   43,000,000   43,000,000
                                                                   ------------
                                                                    848,170,000
                                                                   ------------
U.S. GOVERNMENT OBLIGATIONS -- 13.28%
 U.S. Treasury Securities:
  U.S. Treasury Bills:
   5.285%, 01/8/98...................................   20,000,000   19,979,496
  U.S. Treasury Notes:
   7.875%, 04/15/98..................................   20,000,000   20,101,364
   6.125%, 05/15/98..................................   20,000,000   20,025,775
   6.250%, 07/31/98..................................   20,000,000   20,064,558
   4.750%, 09/30/98..................................   10,000,000    9,928,024
   5.125%, 11/30/98..................................   40,000,000   39,797,910
                                                                   ------------
                                                                    129,897,127
                                                                   ------------
TOTAL INVESTMENTS....................................              $978,067,127
                                                                   ============



                       See Notes to Financial Statements.

10  Pegasus Funds

PEGASUS MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                                                                     AMORTIZED
                                               INTEREST                 COST
             DESCRIPTION               RATING* RATE***  FACE AMOUNT   (NOTE 2)
             -----------               ------- -------- -----------  ---------
ALABAMA -- 1.82%
Chatom Air Pollution Control, IDR,
 2/13/98.............................  Aa 3      3.75%  $ 8,400,000 $  8,400,000
Decatur Industrial Development
 Revenue, AMT, 1/1/27................  VMIG 1    3.80%    4,800,000    4,800,000
                                                                    ------------
                                                                      13,200,000
                                                                    ------------
ARIZONA -- 0.62%
Chandler IDR-Parsons Municipal
 Services, 12/15/09..................  A 1+      4.05%    4,500,000    4,500,000
                                                                    ------------
DELAWARE -- 3.19%
Delaware State Economic Development,
 AMT, 8/1/29.........................  A 1+      3.75%   23,200,000   23,200,000
                                                                    ------------
DISTRICT OF COLUMBIA -- 4.67%........
District of Columbia General
 Obligation, 9/30/98.................  VMIG 1    3.85%    8,800,000    8,800,000
District of Columbia, TRAN, Series B,
 9/30/98.............................  MIG 1     4.50%   12,000,000   12,054,161
District of Columbia, TRAN, Series C,
 9/30/98.............................  MIG 1     5.00%    9,500,000    9,578,731
District of Columbia American
 University, 10/1/15.................  VMIG 1    3.85%    3,500,000    3,500,000
                                                                    ------------
                                                                      33,932,892
                                                                    ------------
FLORIDA -- 3.31%
Sarasota Co. Public Hospital, CP,
 1/23/98.............................  VMIG 1    3.65%    9,060,000    9,060,000
St. Lucie Co. Pollution Control
 Revenue, CP, 4/8/98.................  VMIG 1    3.75%   15,000,000   15,000,000
                                                                    ------------
                                                                      24,060,000
                                                                    ------------
GEORGIA -- 4.54%
Burke County Pollution Control, CP,
 5/28/98.............................  Aaa       3.80%   17,000,000   17,000,000
Fayette County IDR, Shinsei Corp.
 Project, 8/15/07....................  VMIG 1    4.15%    7,000,000    7,000,000
Georgia Municipal Gas, AMT, 1/1/08...  A 1+      3.65%    4,000,000    4,000,000
Macon-Bibb County Hospital Revenue,
 8/1/18..............................  Aa 3      4.20%    5,000,000    5,000,000
                                                                    ------------
                                                                      33,000,000
                                                                    ------------
IDAHO -- 1.73%
Idaho State Revenue, TAN, 6/30/98....  MIG 1    4.625%   12,500,000   12,544,130
                                                                    ------------
ILLINOIS -- 5.10%
Carol Stream Multifamily Revenue,
 AMT, 3/15/27........................  A 1+      4.10%    5,000,000    5,000,000
Cook County General Obligation,
 12/1/01.............................  VMIG 1    3.65%    2,700,000    2,700,000
Illinois Development Authority
 Environment, 5/1/32.................  A 1+      3.85%   14,325,000   14,325,000
Illinois Development Authority
 Revenue, MBIA, 11/15/27.............  VMIG 1    4.00%   15,000,000   15,000,000
                                                                    ------------
                                                                      37,025,000
                                                                    ------------
INDIANA -- 3.30%
Burns Harbor, IDR, AMT, 3/1/16.......  ** N/R    4.25%    9,000,000    9,000,000
Indiana DFA Solid Waste, CP, 2/20/98.  P 1       3.80%   15,000,000   15,000,000
                                                                    ------------
                                                                      24,000,000
                                                                    ------------
IOWA -- 2.99%
Iowa Finance Authority Revenue,
 6/1/19..............................  A 1       4.30%   15,760,000   15,760,000
Iowa Finance Authority, Solid Waste
 Disposal, AMT, 2/1/32...............  A 1+      5.10%    6,000,000    6,000,000
                                                                    ------------
                                                                      21,760,000
                                                                    ------------

                       See Notes to Financial Statements.

                                                               Pegasus Funds  11

PEGASUS MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                     AMORTIZED
                                               INTEREST                 COST
             DESCRIPTION               RATING* RATE***  FACE AMOUNT   (NOTE 2)
             -----------               ------- -------- -----------  ---------
KANSAS -- 0.76%
Butler County Solid Waste Disposal,
 AMT, 8/1/24.........................  A 1      5.15%   $ 5,500,000 $  5,500,000
                                                                    ------------
KENTUCKY -- 6.61%
Clark County Pollution Control
 Revenue, 4/15/98....................  VMIG 1   3.70%     2,000,000    2,000,000
Henderson Co. Solid Waste Disposal
 Rev, AMT, 3/1/15....................  VMIG 1   3.75%     9,000,000    9,000,000
Kentucky Asset/Liability, TRAN,
 Series A, 6/25/98...................  MIG 1    4.50%    17,000,000   17,051,000
Kentucky Economic Development
 Authority Hospital Facilities,
 8/15/31.............................  A 1+     3.65%    20,000,000   20,000,000
                                                                    ------------
                                                                      48,051,000
                                                                    ------------
LOUISIANA -- 2.70%
Lake Charles Harbor Revenue, AMT,
 9/1/12..............................  P 1      5.10%     2,700,000    2,700,000
Plaquemines Parish, Environmental
 Rev, AMT, 10/1/24...................  P 1      5.10%     6,900,000    6,900,000
Plaquemines Parish, Environmental
 Rev, AMT, 5/1/25....................  P 1      5.10%     2,100,000    2,100,000
South Lousiana Port Revenue, AMT,
 1/1/27..............................  VMIG 1   3.95%     6,900,000    6,900,000
St. Charles, Pollution Control
 Revenue, AMT, 11/1/21...............  VMIG 1   5.10%     1,000,000    1,000,000
                                                                    ------------
                                                                      19,600,000
                                                                    ------------
MICHIGAN -- 7.43%
Dearborn Economic Development Corp.
 Revenue, 3/1/25.....................  A 1      3.70%     1,000,000    1,000,000
Grand Rapids Water Supply Revenue,
 1/1/20..............................  VMIG 1   3.55%     5,450,000    5,450,000
Ingham County Economic Development,
 CP, Limited Obligation Revenue
 4/1/22..............................  A 1+     4.00%     2,470,000    2,470,000
Jackson Co. Economic Development
 Corp., Limited Obligation Revenue,
 6/1/17..............................  **N/R    4.30%     5,000,000    5,000,000
Kalamazoo EDC, Limited Obligation,
 5/15/27.............................  A 1+     3.95%     1,000,000    1,000,000
Kent Hospital Finance Authority
 Revenue, Series A, 01/15/20.........  VMIG 1   3.65%     1,100,000    1,100,000
Meridian Limited Obligation, EDC,
 11/15/14............................  A 1+     4.05%       600,000      600,000
Michigan State Hospital Finance
 Authority, 6/1/01...................  VMIG 1   3.65%     1,700,000    1,700,000
Michigan State Hospital Finance
 Authority, 11/1/11..................  VMIG 1   3.65%    12,400,000   12,400,000
Michigan State Hospital Finance
 Authority, 8/15/15..................  VMIG 1   3.70%     1,000,000    1,000,000
Michigan State Hospital Finance
 Authority Revenue, Series A,
 12/1/23.............................  VMIG 1   3.80%     3,600,000    3,600,000
Michigan State Housing Development
 Authority Revenue, Series B,
 12/1/07.............................  VMIG 1   3.65%     2,900,000    2,900,000
Michigan State Housing Development
 Authority Rental Revenue, Series B,
 4/1/19..............................  VMIG 1   3.70%     2,300,000    2,300,000
Michigan State Strategic Fund,
 Saginaw Products Corporation, AMT,
 9/1/17..............................  **N/R    4.30%       200,000      200,000
Michigan State Strategic Fund Limited
 Obligation Revenue, AMT, 12/1/22....  **N/R    4.30%     1,050,000    1,050,000
Michigan State Strategic Fund Limited
 Obligation, Petoskey Plastics, Inc.,
 AMT, 8/1/16.........................  **N/R    4.30%     5,000,000    5,000,000
Royal Oak Hospital Finance Authority
 Revenue, 1/1/03.....................  VMIG 1   4.85%     2,200,000    2,200,000
Wayne Charter Co. Airport Revenue,
 AMT, 12/1/16........................  VMIG 1   3.75%     5,000,000    5,000,000
                                                                    ------------
                                                                      53,970,000
                                                                    ------------

                       See Notes to Financial Statements.

12  Pegasus Funds

PEGASUS MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                              INTEREST                 COST
            DESCRIPTION               RATING* RATE***  FACE AMOUNT   (NOTE 2)
            -----------               ------- -------- -----------  ---------
MINNESOTA -- 2.38%
Hennepin County, Series C, 12/1/02..  VMIG 1   4.05%   $ 2,600,000 $  2,600,000
Minneapolis Convention Center Sales
 Revenue, 12/1/17...................  A 1+     4.15%     2,300,000    2,300,000
Minneapolis Revenue, Series B,
 12/1/07............................  VMIG 1   4.05%     4,900,000    4,900,000
Minnesota State Higher Education
 Facilities Authority Revenue,
 Series 3-L2, VRDB, 11/1/12.........  VMIG 1   4.05%     6,100,000    6,100,000
Rochester General Obligation, Series
 A, 11/1/99.........................  **N/R    4.10%     1,400,000    1,400,000
                                                                   ------------
                                                                     17,300,000
                                                                   ------------
MISSOURI -- 1.79%
Missouri State Development Finance
 Board, 12/1/98.....................  Aa 3     3.80%     8,000,000    8,000,000
Missouri State Health & Educational
 Facilities Authority, Series B,
 VRDB, 6/1/22.......................  Aaa      3.70%     5,000,000    5,000,000
                                                                   ------------
                                                                     13,000,000
                                                                   ------------
NEBRASKA -- 2.13%
Nebraska Investment Finance
 Authority Revenue, Series C, AMT,
 7/1/98.............................  A 1+     3.95%    15,500,000   15,500,000
                                                                   ------------
NEVADA -- 1.35%
Clark County, IDR, Series A, AMT,
 10/1/30............................  A 1+     3.95%     4,800,000    4,800,000
Washoe County Water Facilities
 Revenue, AMT, 12/1/20..............  P 1      5.10%     5,000,000    5,000,000
                                                                   ------------
                                                                      9,800,000
                                                                   ------------
NEW HAMPSHIRE -- 1.38%
New Hampshire State Business Finance
 Revenue, AMT, 5/1/21...............  VMIG 1   3.80%    10,000,000   10,000,000
                                                                   ------------
NEW MEXICO -- 5.80%
New Mexico State, TRAN, 6/30/98.....  MIG 1    4.50%    42,000,000   42,129,631
                                                                   ------------
NEW YORK -- 1.62%
New York City General Obligation,
 Series F-3, 2/15/13................  VMIG 1   3.65%       800,000      800,000
New York State Energy Development
 Revenue, 12/1/98...................  Aaa      3.80%    11,000,000   11,000,000
                                                                   ------------
                                                                     11,800,000
                                                                   ------------
NORTH CAROLINA -- 0.68%
Raleigh Durham Airport Authority
 Revenue, 11/1/15...................  A 1+     5.00%     4,950,000    4,950,000
                                                                   ------------
OHIO -- 1.10%
Ohio State Water Development
 Authority, AMT, 5/1/98.............  P 1      4.10%     8,000,000    8,000,000
                                                                   ------------
PENNSYLVANIA -- 4.53%
Allegheny Co. IDR, VRDB, United
 Jewish Federation, 10/1/25.........  VMIG 1   4.25%     1,900,000    1,900,000
Carbon County Individual Development
 Authority, CP, AMT, 4/3/98.........  P 1      3.80%     6,000,000    6,000,000
Indiana County Individual
 Development Authority, PCR, AMT,
 6/1/27.............................  VMIG 1   3.75%    25,000,000   25,000,000
                                                                   ------------
                                                                     32,900,000
                                                                   ------------
PUERTO RICO -- 3.46%
Puerto Rico Commonwealth, TRAN,
 Series A, 7/30/98..................  MIG 1    4.50%    25,000,000   25,105,659
                                                                   ------------

                       See Notes to Financial Statements.

                                                               Pegasus Funds  13

PEGASUS MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                               INTEREST    FACE        COST
             DESCRIPTION               RATING* RATE***    AMOUNT     (NOTE 2)
             -----------               ------- --------   ------    ---------
SOUTH CAROLINA -- 1.02%
Berkley County Industrial Development
 Revenue, AMT, 4/1/27................. VMIG 1   5.10%    2,900,000 $  2,900,000
Charleston County Industrial Revenue,
 AMT, 8/1/28.......................... A 1+     5.10%    3,000,000    3,000,000
Florence County Solid Waste Disposal,
 AMT, 4/1/27.......................... A 1+     5.10%    1,500,000    1,500,000
                                                                   ------------
                                                                      7,400,000
                                                                   ------------
SOUTH DAKOTA -- 2.00%
South Dakota Housing Development
 Authority Revenue, Series C, AMT,
 3/26/98.............................. VMIG 1   3.90%    5,000,000    5,000,000
South Dakota Housing Development
 Authority Revenue, Series E, AMT,
 12/14/00............................. VMIG 1   4.35%    9,500,000    9,500,000
                                                                   ------------
                                                                     14,500,000
                                                                   ------------
TENNESSEE -- 1.38%
Oak Ridge IDR, AMT, 1/1/06............ Aa 3     4.30%   10,000,000   10,000,000
                                                                   ------------
TEXAS -- 10.75%
Austin Utilities, C/P, Series A,
 3/6/98............................... P 1      3.65%    3,670,000    3,670,000
Brazos River Authority, PCR, AMT:
 3/1/26............................... VMIG 1   5.10%   10,960,000   10,960,000
 6/1/30............................... VMIG 1   5.10%    9,200,000    9,200,000
 2/1/32............................... VMIG 1   5.10%    1,600,000    1,600,000
Gulf Coast Waste Disposal Authority
 Revenue, AMT:
 5/1/25............................... VMIG 1   5.15%    7,700,000    7,700,000
 1/1/26............................... VMIG 1   5.10%    4,500,000    4,500,000
Harris County IDR, AMT, 2/1/23........ VMIG 1   5.20%    2,400,000    2,400,000
Matagorda County Revenue, AMT,
 11/1/28.............................. VMIG 1   4.95%    2,600,000    2,600,000
North Central Health Facility
 Development, 6/1/21.................. VMIG 1   4.00%    5,600,000    5,600,000
North Central Health Facility, CP,
 2/19/98.............................. VMIG 1   3.70%    8,700,000    8,700,000
Panhandle Plan Higher Education
 Authority Revenue, Series A, AMT,
 6/1/21............................... VMIG 1   3.75%    6,000,000    6,000,000
Port of Corpus Christi Authority
 Revenue, 9/1/14...................... A 1+     3.80%    2,800,000    2,800,000
Port of Corpus Christi, IDR, 4/1/18... A 1+     3.70%    3,500,000    3,500,000
Texas Hospital Equipment Finance
 Council Revenue, 4/7/05.............. VMIG 1   3.90%    7,695,000    7,695,000
West Side Calhoun, Series C, AMT,
 4/1/31............................... Aa 2     5.10%    1,200,000    1,200,000
                                                                   ------------
                                                                     78,125,000
                                                                   ------------
UTAH -- 2.93%
Intermountain Power Agency, CP:
 3/9/98............................... VMIG 1   3.65%    9,300,000    9,300,000
 Series E, 3/16/98.................... VMIG 1   3.75%   12,000,000   12,000,000
                                                                   ------------
                                                                     21,300,000
                                                                   ------------
VERMONT -- 1.40%
Vermont Educational Health Building
 Agency Revenue, 11/1/98.............. Aa       3.85%    6,000,000    6,000,000
Vermont Student Assistance Corp.
 Revenue 1/1/04....................... VMIG 1   3.80%    4,200,000    4,200,000
                                                                   ------------
                                                                     10,200,000
                                                                   ------------

                       See Notes to Financial Statements.

14  Pegasus Funds

PEGASUS MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                               INTEREST    FACE        COST
             DESCRIPTION               RATING* RATE***    AMOUNT     (NOTE 2)
             -----------               ------- --------   ------    ---------
VIRGINIA -- 4.49%
King George County, IDR, AMT, 3/1/27.. A 1+     5.10%    4,100,000 $  4,100,000
Peninsula Ports Authority Revenue,
 AMT, 5/1/22.......................... A 1+     5.10%   18,500,000   18,500,000
Virginia State Public School
 Authority, 4/1/98.................... Aa 2     3.60%   10,045,000   10,044,700
                                                                   ------------
                                                                     32,644,700
                                                                   ------------
WASHINGTON -- 0.15%
Port Seattle Revenue, AMT, 9/1/22..... VMIG 1   3.85%    1,100,000    1,100,000
                                                                   ------------
WYOMING -- 0.89%
Sweetwater County Environmental Rev.,
 AMT, 11/1/25......................... VMIG 1   5.25%    6,500,000    6,500,000
                                                                   ------------
TOTAL INVESTMENTS.....................                             $726,598,012
                                                                   ============

                            INVESTMENT ABBREVIATIONS

AMBAC  -- AMBAC Indemnity Corp.
AMT    -- Alternate Minimum Tax
BIGI   -- Bond Investors Guaranty Insurance Co.
CP     -- Commercial Paper
DFA    -- Development Finance Authority
EDC    -- Economic Development Corporation
FGIC   -- Financial Guaranty Insurance Company
FSA    -- Financial Securities Assurance Corp.
GO     -- General Obligation
HCF    -- Health Care Facilities
HR     -- Housing Revenue
HDA    -- Housing Development Authority
HFA    -- Housing Finance Authority
IDA    -- Individual Development & Export Authority
IDR    -- Industrial Development Revenue
MBIA   -- Municipal Bond Insurance Association
PCR    -- Pollution Control Revenue
PFA    -- Public Facilities Authority
TAN    -- Tax Anticipation Note
TRAN   -- Tax Revenue Anticipation Note
UPDATE -- Unit Priced Daily Adjustable Tax Exempt Securities
VRDB   -- Variable Rate Demand Bond
VRDN   -- Variable Rate Demand Note

  * Rating (not covered by the report of independent public accountants) -- Moody's when available, otherwise Standard & Poor's.

 ** N/R -- investment is not rated, yet deemed by the Investment Advisor as an acceptable credit and having characteristics equivalent to obligations rated AA or MIG 1 by Moody's, AA or A-1+ by Standard & Poor's.

*** Interest rates on variable rate securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at December 31, 1997. The interest rate for all securities with maturity greater than thirteen months has an automatic reset featute resulting in an effective maturity of thirteen months or less.

                       See Notes to Financial Statements.

                                                               Pegasus Funds  15

PEGASUS MICHIGAN MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                               INTEREST    FACE        COST
             DESCRIPTION               RATING* RATE***    AMOUNT     (NOTE 2)
             -----------               ------- --------   ------    ---------
MICHIGAN -- 100%
Ann Arbor ECD, Ltd. Obligation,
 5/1/00..............................  **N/R     3.90%  $  575,000 $    575,000
Ann Arbor School District, GO,
 5/1/98..............................  Aa 2      4.75%   5,475,000    5,489,826
Cornell Twp EDC, IDR, 2/6/98.........  A 1+      3.70%   3,600,000    3,600,000
Detroit Sewer Disposal, MBIA, 7/1/98.  Aaa       5.00%   6,000,000    6,032,490
Grand Rapids Water Supply, RFD,
 Series 1988, 1/1/98.................  Aaa      7.875%   5,775,000    5,890,500
Grosse Pointe Public School, TAN, GO,
 4/1/98..............................  MIG 1     4.00%   5,000,000    5,004,357
Holland EDC, VRDB-Thrifty Holland,
 Inc., 3/1/13........................  A 1       3.80%   2,500,000    2,500,000
Kalamazoo Co. EDC, VRDB-Industrial &
 Economic Development WBC Properties
 Ltd., 9/1/15........................  **N/R     4.71%   1,000,000    1,000,000
Kalamazoo EDC, Ltd. Obligation,
 5/15/27.............................  A 1+      3.95%   3,000,000    3,000,000
Kent Hospital, VRDB-Butterworth
 Hospital, 1/15/20...................  VMIG 1    3.65%   3,200,000    3,200,000
Meridian EDC Ltd. Obligation VRDB-
 Hannah
 Technologies, 11/15/14..............  A 1+      4.05%   2,400,000    2,400,000
Michigan Comprehensive Transportation
 Revenue Bond, RFD, State of
 Refunding Series 1988-I, 9/1/98.....  AA-      7.625%   3,000,000    3,121,549
Michigan Higher Education Student
 Loan, AMT,
 AMBAC, Series XII-D, 10/1/15........  VMIG 1    3.75%   3,100,000    3,100,000
Michigan Municipal Bond Authority,
 RFD, School
 Group 14, 5/1/98....................  AAA       7.80%   1,890,000    1,951,317
Michigan Municipal Bond Authority
 Revenue, 9/18/98....................  SP 1+     4.50%   1,400,000    1,405,754
Michigan State Building Authority,
 10/15/98............................  AA-       4.50%   5,000,000    5,025,885
Michigan State Hospital, VRDB-
 Hospital Equipment Loan Program,
 Series A, 12/1/23...................  VMIG 1    3.80%   2,900,000    2,900,000
Michigan State HDA, CP, AMT, 2/12/98.  VMIG 1    3.75%   5,000,000    5,000,000
Michigan State HDA, Ltd. Obligation
 VRDB:
 Laurel Valley, 12/1/07..............  VMIG 1    3.65%     700,000      700,000
 Woodland Meadows, 3/1/13............  VMIG 1    3.85%   2,000,000    2,000,000
Michigan State HDA, Series B, 4/1/19.  VMIG 1    3.70%   1,100,000    1,100,000
Michigan State Strategic, CP, 3/2/98.  P 1       3.75%   3,500,000    3,500,000
Michigan State Strategic Fund Ltd.
 Obligation, 10/1/01.................  Aa 2      4.26%   2,000,000    2,000,000
Michigan State Strategic Fund Ltd.
 Obligation, AMT:
 VRDB-United Waste System, Inc.,
  4/1/10.............................  VMIG 1    3.80%   4,700,000    4,700,000
 VRDB-Dennenlease LC Project, 4/1/10.  **N/R     4.35%   2,015,000    2,015,000
 VRDB-Ironwood Plastics, Inc.,
  11/1/11............................  **N/R     4.35%   1,155,000    1,155,000
 VRDB-Saginaw Products Corp., 9/1/17.  **N/R     4.30%   2,800,000    2,800,000
 VRDB-Autocam Corp., 12/1/17.........  **N/R     4.10%   3,000,000    3,000,000
 VRDB-Quincy Str. Inc., 12/1/22......  **N/R     4.30%   1,950,000    1,950,000
Michigan State Strategic Fund, IDR,
 VRDB-Trust Co., Series C, 10/1/11...  Aa 3      4.30%   1,500,000    1,500,000
Michigan State Strategic Fund, PCR,
 VRDN-Consumers Power Co., 9/1/00....  A 1+      3.85%   3,000,000    3,000,000
Michigan Underground, CP, 2/5/98.....  P 1       3.75%   4,500,000    4,500,000

                       See Notes to Financial Statements.

16  Pegasus Funds

PEGASUS MICHIGAN MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                     AMORTIZED
                                               INTEREST                 COST
             DESCRIPTION               RATING* RATE***  FACE AMOUNT   (NOTE 2)
             -----------               ------- -------- -----------  ---------
Regents of the University of
 Michigan, CP,
 1/13/98.............................  A 1+     3.75%   $ 2,000,000 $  2,000,000
 1/14/98.............................  A 1+     3.75%     2,500,000    2,500,000
Wayne Charter Co. Airport, AMT, VRDB,
 Series A, 12/1/16...................  VMIG 1   3.75%     3,800,000    3,800,000
                                                                    ------------
TOTAL INVESTMENTS....................                               $103,416,678
                                                                    ============

                            INVESTMENT ABBREVIATIONS
AMT    -- Alternative Minimum Tax
AMBAC  -- AMBAC Indemnity Corp.
BIGI   -- Bond Investors Guaranty Insurance Co.
CP     -- Commercial Paper
EDC    -- Economic Development Corporation
EDR    -- Economic Development Revenue
FGIC   -- Financial Guaranty Insurance Company
FSA    -- Financial Securities Assurance Corp.
GO     -- General Obligation
HCFA   -- Health Care Facilities
HR     -- Housing Revenue
HDA    -- Housing Development Authority
HFA    -- Housing Finance Authority
IDA    -- Industrial Development & Export Authority
IDR    -- Industrial Development Revenue
MBIA   -- Municipal Bond Insurance Association
PCR    -- Pollution Control Revenue
PFA    -- Public Facilities Authority
RFD    -- Pre-Refunded Bond
TAN    -- Tax Anticipation Note
TRAN   -- Tax Revenue Anticipation Note
UPDATE -- Unit Priced Daily Adjustable Tax-Exempt Securities
VRDB   -- Variable Rate Demand Bond
VRDN   -- Variable Rate Demand Note

  * Rating (not covered by the report of independent public accountants.) -- Moody's when available, otherwise Standard & Poor's.

 ** N/R -- investment is not rated, yet deemed by the Investment Advisor as an acceptable credit and having characteristics equivalent to obligations rated AA or MIG 1 by Moody's, AA or A-1+ by Standard & Poor's.

*** Interest rates on variable rate securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at December 31, 1997. The interest rate for all securities with maturity greater than thirteen months has an automatic reset feature resulting in an effective maturity of thirteen months or less.


                       See Notes to Financial Statements.

                                                               Pegasus Funds  17

                      [THIS PAGE INTENTIONALLY LEFT BLANK]





18  Pegasus Funds

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
(1)  GENERAL

 The Pegasus Funds (Pegasus) was organized as a Massachusetts business trust on April 21, 1987 and registered under the Investment Company Act of 1940 (the
Act), as amended, as an open-end investment company. As of December 31, 1997, Pegasus consisted of twenty-nine separate portfolios of which there were four money market funds (the Money Market Funds or the Funds), as described below.

          PEGASUS MONEY MARKET FUND
          PEGASUS TREASURY MONEY MARKET FUND
          PEGASUS MUNICIPAL MONEY MARKET FUND
          PEGASUS MICHIGAN MUNICIPAL MONEY MARKET FUND

 The Money Market Funds commenced operations on January 4, 1988, except for the Michigan Municipal Money Market Fund and the Treasury Money Market Fund, which commenced operations on January 23, 1991 and January 1, 1993, respectively.

 On September 14, 1996, the Pegasus Money Market Funds (formerly The Woodward Money Market Funds) acquired all the net assets of the Prairie Money Market Funds pursuant to an Agreement and Plan of Reorganization (the "Plan"). Shareholders of each reorganizing portfolio approved the Plan which called for the transfer of the assets, subject to the liabilities, of each Prairie Fund to the corresponding Pegasus Fund. The Plan also called for the issuance of shares by the Pegasus Fund to the shareholders of the corresponding Prairie Fund, such shares being equal in value to the net assets so transferred.

 In accordance with generally accepted accounting principles, the historical cost of investment securities was carried forward to the surviving fund (the Pegasus Fund which is the accounting survivor for performance measurement purposes as noted in the table that follows) and the results of operations for precombination periods for the surviving fund were not restated. The financial statements do not reflect the expenses of the reorganization. The combination of the funds was treated as a tax free business combination and accordingly was accounted for by a method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). The following table sets forth the name of the surviving fund (for the number of shares issued in connection with the various mergers and the net assets transferred, see Note 5):

           FORMER WOODWARD FUND(S)           FORMER PRAIRIE FUND           CURRENT PEGASUS FUND
-----------------------------------------------------------------------------------------------------
      *Money Market                      Money Market                 Money Market
      *Treasury Money Market and
       Government Money Market           U.S. Government Money Market Treasury Money Market
      *Tax Exempt Money Market           Municipal Money Market       Municipal Money Market
      *Michigan Tax Exempt Money Market                               Michigan Municipal Money Market

      *Surviving fund for accounting and performance measurement purposes

 On the date of reorganization, capital loss carryforwards were transferred from the non-surviving funds in the amounts of $15,985 and $53,652 for the Treasury Money Market and Municipal Money Market Funds, respectively.

 The Pegasus Money Market Funds (except for the Money Market Fund which offers Class A, Class B, and Class I shares) each offer Class A shares and Class I shares. Class A shares, Class B shares and Class I shares are substantially the same except that Class A shares are not subject to any sales charge and are subject to a shareholder services fee pursuant to the Shareholder Services Plan. Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption and are subject to fees charged pursuant to a distribution plan adopted pursuant to Rule 12b-1 under the Act and fees charged pursuant to the Shareholder Services Plan. Class I shares are not subject to any sales charge, shareholder services fees or distribution 12b-1 fees.

                                                               Pegasus Funds  19

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(2)  SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies followed by the Money Market Funds in preparation of the financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. Following generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Investments
  Pursuant to Rule 2a-7 of the Act, the Money Market Funds utilize the amortized cost method to determine the carrying value of investment securities. Under this method, investment securities are valued for both financial reporting and federal tax purposes at amortized cost and any discount or premium is amortized from the date of acquisition to maturity. The use of this method results in a carrying value which approximates market value. Market value is determined based upon quoted market prices or dealer quotes.

 Investment security purchases and sales are accounted for on the trade date. Realized gains or losses from security transactions are recorded on the identified cost basis.

 Pegasus invests in securities subject to repurchase agreements. First Chicago NBD Investment Management Company (FCNIMCO), acting under the supervision of the Board of Trustees, has established the following additional policies and procedures relating to Pegasus' investments in securities subject to repurchase agreements: 1) the value of the underlying collateral is required to equal or exceed 102% of the funds advanced under the repurchase agreement including accrued interest; 2) collateral is marked to market daily by FCNIMCO to assure its value remains at least equal to 102% of the repurchase agreement amount; and 3) funds are not disbursed by Pegasus or its agent unless collateral is presented or acknowledged by the collateral custodian.

 The Municipal and Michigan Municipal Money Market Funds invest in a majority of instruments whose stated maturity is greater than one year, but whose rate of interest is readjusted no less frequently than annually, or which possess demand features and may therefore be deemed to have a maturity equal to the period remaining until the next interest adjustment date or the demand date, whichever is longer.

 Investment Income
  Interest income is recorded daily on the accrual basis adjusted for amortization of premium and accretion of discount. Premiums and discounts are amortized/accreted as required by the Internal Revenue Code, as amended (the
Code), and generally accepted accounting principles.

 Federal Income Taxes
  It is Pegasus' policy to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute net investment income and realized gains to its shareholders. Therefore, no federal income tax provision is required in the accompanying Financial Statements.

 As of December 31, 1997 the Funds have capital loss carryforwards and related expiration dates as follows:

          FUND             1999   2001   2002    2003    2004    2005    TOTAL
-------------------------------------------------------------------------------
Treasury Money Market
 Fund                     $   -- $   -- $16,000 $    -- $ 1,000 $    -- $17,000
Municipal Money Market
 Fund                      1,000  2,000   1,000  36,000  14,000   2,000  56,000
Michigan Municipal Money
 Market                       --     --      --      --   1,000      --   1,000

20  Pegasus Funds

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

 Shareholder Dividends
  On each business day except those holidays the New York Stock Exchange (Exchange), FCNIMCO or its bank affiliates observe, net investment income is declared as a dividend, at the close of the Exchange, to shareholders of record at such close. Such dividends are paid monthly.

 Distributions from net realized capital gains, if any, are normally declared annually and paid annually, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code. To the extent that net realized capital gains can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains.

 Deferred Organization Costs
  Organization costs are being amortized on a straight-line basis over the five-year period beginning with the commencement of operations of each portfolio.

 Expenses
  Expenses directly attributable to a Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on the basis of relative net assets. Fund expenses directly attributable to a class of shares are charged to that class; expenses which are applicable to all classes are allocated among them. Pegasus monitors the rate at which expenses are charged to ensure that a proper amount of expense is charged to income each year. This percentage is subject to revision if there is a change in the estimate of the future net assets of the funds or a change in expectations as to the level of actual expenses.

 Multiple Classes of Capital Shares of Beneficial Interest
  Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares of the Pegasus Money Market Fund are available only to the holders of Class B shares in the Pegasus non-money market funds who wish to exchange their shares in such funds for shares in the Pegasus Money Market Fund. Class B shares of the Pegasus Money Market Fund will automatically convert to Class A shares at the time the exchanged shares would have converted.

(3) INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  Pegasus has an Investment Advisory Agreement with FCNIMCO pursuant to which FCNIMCO has agreed to provide the day-to-day management of each of the Money Market Fund's investments for a monthly fee computed daily and payable monthly, expressed as a percentage of each Money Market Fund's average daily net assets, of 0.30% of the first $1.0 billion, 0.275% of the next $1.0 billion and 0.25% of each such Money Market Fund's average daily net assets in excess of $2.0 billion.

 Pegasus has a Co-Administration Agreement with FCNIMCO and BISYS Fund Services (BISYS or Distributor) (collectively the Co-Administrators) pursuant to which the Co-Administrators have agreed to assist in all aspects of each Money Market Fund's operations for an administration fee, at an annual rate of 0.15% of each Money Market Fund's average daily net assets.

 BISYS serves as Pegasus' principal underwriter and distributor of the Funds' shares. NBD Bank (an affiliate of FCNIMCO) is also compensated for its services as Pegasus' custodian and is reimbursed for certain out-of-pocket expenses incurred on behalf of Pegasus. See Note 4 for a summary of fee rates and expenses pursuant to these agreements.

                                                               Pegasus Funds  21

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(4) EXPENSES
 For the year ended December 31, 1997, FCNIMCO voluntarily agreed to reimburse a portion of the operating expenses of the Funds to the extent that the Funds' expenses exceeded the following amounts (as a percentage of each Fund's average daily net assets):

                                                         MICHIGAN
                               TREASURY    MUNICIPAL    MUNICIPAL
                MONEY MARKET MONEY MARKET MONEY MARKET MONEY MARKET
                    FUND         FUND         FUND         FUND
-------------------------------------------------------------------
CLASS A SHARES      0.75%        0.75%        0.75%        0.75%
CLASS B SHARES      1.50%         N/A          N/A          N/A
CLASS I SHARES      0.50%        0.50%        0.50%        0.50%

 Pegasus maintains an unfunded, nonqualified deferred compensation plan. This plan allows an individual Trustee to elect to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

 The Funds' Class A shares and Class B shares have a Shareholder Services Plan (the "Plan") pursuant to which the Funds pay the Distributor a fee, at an annual rate of 0.25% of the average daily net assets of the outstanding Class A shares and Class B shares. Pursuant to the terms of the Plan, the Distributor has agreed to provide certain shareholder services to the holders of these shares. Additionally, under the terms of the Plan, the Distributor may make payments to other shareholder service agents which may include FCNIMCO and their affiliates. For the year ended December 31, 1997, the Money Market Funds paid the following amounts under the Plan:

                                    AMOUNTS PAID
------------------------------------------------
       Money Market Fund             $2,075,764
       Treasury Money Market Fund       473,261
       Municipal Money Market Fund      463,609
       Michigan Municipal Money
        Market Fund                     143,515

The Money Market Fund's Class B shares have a distribution plan adopted pursuant to Rule 12b-1 under the Act (the "12b-1 Plan") pursuant to which the Money Market Fund has agreed to pay the Distributor for advertising, marketing and distributing Class B shares of the Money Market Fund at an annual rate of 0.75% of the average daily net assets of the Money Market Fund's outstanding Class B shares. Under the terms of the 12b-1 Plan, the Distributor may make payments to FCNIMCO and their affiliates with respect to these services. For the year ended December 31, 1997, the Money Market Fund paid $2,984 under the 12b-1 Plan which was retained by the Distributor.

22  Pegasus Funds

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(5)  CAPITAL SHARE TRANSACTIONS

 Transactions in shares of the Funds are summarized below:

                                                       MONEY MARKET FUND
                                 ---------------------------------------------------------------------------
                                       For the year ended               For the year ended
                                       December 31, 1997                December 31, 1996
                                 ---------------------------------------------------------------------------
                                     Amount           Shares          Amount               Shares
------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares Issued                    $ 4,662,663,756   4,662,663,756  $ 6,364,896,910       6,364,896,910
Shares Reclassified                           --              --     (648,644,214)       (648,644,214)
Shares Issued in Connection
 with Merger                                  --              --      400,921,734         400,921,734
Dividends Reinvested                  39,487,594      39,487,594       24,864,635          24,864,635
Shares Redeemed                   (4,456,727,929) (4,456,727,929)  (7,053,339,291)     (7,053,339,291)
------------------------------------------------------------------------------------------------------------
Net increase (decrease)          $   245,423,421     245,423,421  $  (911,300,226)       (911,300,226)
------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares Issued                    $     3,505,576       3,505,576  $       220,732(/1/)        220,732(/1/)
Shares Issued in Connection
 with Merger                                  --              --          130,798             130,798
Dividends Reinvested                      24,606          24,606            2,577               2,577
Shares Redeemed                       (3,334,960)     (3,334,960)        (211,066)           (211,066)
------------------------------------------------------------------------------------------------------------
Net increase                     $       195,222         195,222  $       143,041             143,041
------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares Issued                    $ 5,021,318,728   5,021,318,728  $ 8,498,930,024(/2/)  8,498,930,024(/2/)
Shares Reclassified                           --              --      648,644,214         648,644,214
Shares Issued in Connection
 with Merger                                  --              --               --                  --
Dividends Reinvested                  20,279,977      20,279,977        9,879,060           9,879,060
Shares Redeemed                   (5,539,038,130) (5,539,038,130)  (7,442,140,839)     (7,442,140,839)
------------------------------------------------------------------------------------------------------------
Net increase (decrease)          $  (497,439,425)   (497,439,425) $ 1,715,312,459       1,715,312,459
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund  $  (251,820,782)   (251,820,782) $   804,155,274         804,155,274
------------------------------------------------------------------------------------------------------------
                                                   TREASURY MONEY MARKET FUND
                                 ---------------------------------------------------------------------------
                                       For the year ended                For the year ended
                                       December 31, 1997                 December 31, 1996
                                 ---------------------------------------------------------------------------
                                     Amount           Shares           Amount               Shares
------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares Issued                    $ 1,093,249,460   1,093,249,460  $  3,820,123,799        3,820,139,784
Shares Reclassified                           --              --    (1,072,297,258)      (1,072,297,258)
Shares Issued in Connection
 with Merger                                  --              --       159,726,471          159,726,471
Dividends Reinvested                   8,689,041       8,689,041         5,610,939            5,610,939
Shares Redeemed                   (1,082,286,729) (1,082,286,729)   (3,626,460,674)      (3,626,460,674)
------------------------------------------------------------------------------------------------------------
Net increase (decrease)          $    19,651,772      19,651,772  $   (713,296,723)        (713,280,738)
------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares Issued                                 --              --                --                   --
Shares Issued in Connection
 with Merger                                  --              --                --                   --
Dividends Reinvested                          --              --                --                   --
Shares Redeemed                               --              --                --                   --
------------------------------------------------------------------------------------------------------------
Net increase                                  --              --                --                   --
------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares Issued                    $ 3,634,998,084   3,634,998,084  $ 10,750,575,944(/2/)  10,750,575,944(/2/)
Shares Reclassified                           --              --     1,072,297,258        1,072,297,258
Shares Issued in Connection
 with Merger                                  --              --       282,078,668          282,078,668
Dividends Reinvested                   4,928,721       4,928,721         5,056,096            5,056,096
Shares Redeemed                   (3,949,857,520) (3,949,857,520)  (11,054,404,367)     (11,054,404,367)
------------------------------------------------------------------------------------------------------------
Net increase (decrease)          $  (309,930,715)   (309,930,715) $  1,055,603,599        1,055,603,599
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund  $  (290,278,943)   (290,278,943) $    342,306,876          342,322,861
------------------------------------------------------------------------------------------------------------

(1) For the period September 14, 1996 (initial offering date of Class B Shares) through December 31, 1996.
(2) For the period March 30, 1996 (initial offering date of Class I Shares) through December 31, 1996.

                                                               Pegasus Funds  23

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(5)CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                  MUNICIPAL MONEY MARKET FUND
                                 ------------------------------------------------------------------------
                                       For the year ended               For the year ended
                                       December 31, 1997                December 31, 1996
                                 ------------------------------------------------------------------------
                                     Amount           Shares          Amount               Shares
---------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares Issued                    $   489,667,505     489,667,505  $ 1,174,088,220       1,174,141,872
Shares Reclassified                           --              --     (452,842,722)       (452,842,722)
Shares Issued in Connection
 with Merger                                  --              --      281,427,973         281,427,973
Dividends Reinvested                   5,398,206       5,398,206        3,498,925           3,498,925
Shares Redeemed                     (472,764,413)   (472,764,413)  (1,388,360,065)     (1,388,360,065)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)          $    22,301,298      22,301,298  $  (382,187,669)       (382,134,017)
----------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares Issued                    $ 1,737,844,432   1,737,844,432  $ 2,111,312,185(/1/)  2,111,312,185(/1/)
Shares Reclassified                           --              --      452,842,722         452,842,722
Dividends Reinvested                     615,941         615,941          668,549             668,549
Shares Redeemed                   (1,845,603,982) (1,845,603,982)  (1,932,885,709)     (1,932,885,709)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)          $  (107,143,609)   (107,143,609) $   631,937,747         631,937,747
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund  $   (84,842,311)    (84,842,311) $   249,750,078         249,803,730
----------------------------------------------------------------------------------------------------------
                                         MICHIGAN MUNICIPAL MONEY MARKET FUND
                                 -----------------------------------------------------------------
                                     For the year ended           For the year ended
                                     December 31, 1997            December 31, 1996
                                 -----------------------------------------------------------------
                                    Amount         Shares        Amount             Shares
----------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares Issued                    $ 151,616,093   151,616,093  $ 226,255,283       226,255,283
Shares Reclassified                         --            --    (27,136,751)      (27,136,751)
Shares Issued in Connection
 with Merger                                --            --             --                --
Dividends Reinvested                 1,604,993     1,604,993      2,098,227         2,098,227
Shares Redeemed                   (196,108,154) (196,108,154)  (251,184,243)     (251,184,243)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)          $ (42,887,068)  (42,887,068) $ (49,967,484)      (49,967,484)
----------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares Issued                    $ 233,991,240   233,991,240  $ 134,715,695(/1/)  134,715,695(/1/)
Shares Reclassified                         --            --     27,136,751        27,136,751
Dividends Reinvested                    83,422        83,422        128,176           128,176
Shares Redeemed                   (208,707,516) (208,707,516)  (112,459,559)     (112,459,559)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)          $  25,367,146    25,367,146  $  49,521,063        49,521,063
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund  $ (17,519,922)  (17,519,922) $    (446,421)         (446,421)
----------------------------------------------------------------------------------------------------------

(1) For the period March 30, 1996 (initial offering date of Class I Shares) through December 31, 1996.

24  Pegasus Funds

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------
(6)PORTFOLIO COMPOSITION

 Although the Municipal Money Market Fund has a diversified investment portfolio, the Fund has investments in excess of 10% of its total investments in the State of Texas. The Michigan Municipal Money Market Fund does not have a diversified portfolio since 100% of its investments are within the State of Michigan. Such concentrations within a particular state may subject the fund more significantly to economic changes occurring within that state.

(7)ILLIQUID SECURITIES

 The Pegasus Money Market Funds may invest not more than 10% of the value of their net assets in securities that are illiquid. Illiquid investments may include securities having legal or contractual restrictions on resale or no readily available market. At December 31, 1997, the Pegasus Money Market Fund owned the following restricted securities (constituting 6.5% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the discretion of the Trustees. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                                                      DECEMBER 31,
                                     ACQUISITION     PAR      VALUE       1997      PERCENTAGE
             SECURITY                   DATE        VALUE    PER UNIT    VALUE     OF NET ASSETS     COST
-------------------------------------------------------------------------------------------------------------
Allstate Life Insurance Company        4/18/95   $10,000,000  $1.00   $ 10,000,000      0.5%     $ 10,000,000
Commonwealth Life Insurance Company    4/18/95     5,000,000   1.00      5,000,000      0.2         5,000,000
Travelers Life Insurance Company      11/06/97    25,000,000   1.00     25,000,000      1.2        25,000,000
Peoples Security Life Insurance
 Company                              04/18/95    10,000,000   1.00     10,000,000      0.5        10,000,000
SunAmerica Life Insurance Company     07/01/97    14,000,000   1.00     14,000,000      0.6        14,000,000
SunAmerica Life Insurance Company      4/18/95    25,000,000   1.00     25,000,000      1.2        25,000,000
Transamerica Life Insurance and
 Annuity Company                      12/09/96    50,000,000   1.00     50,000,000      2.3        50,000,000
-------------------------------------------------------------------------------------------------------------
                                                                      $139,000,000      6.5%     $139,000,000
-------------------------------------------------------------------------------------------------------------


                                                                Pegasus Funds

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
The Financial Highlights present a per share analysis of net investment income and distributions from net investment income for the Money Market Funds. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements.
These financial highlights have been derived from the financial statements of the Money Market Funds and other information for the periods presented.

           NET ASSET             NET REALIZED             DISTRIBUTIONS
             VALUE      NET     AND UNREALIZED TOTAL FROM   FROM NET
           BEGINNING INVESTMENT   LOSSES ON    INVESTMENT  INVESTMENT       TOTAL
           OF PERIOD   INCOME    INVESTMENTS   OPERATIONS    INCOME     DISTRIBUTIONS
           --------- ---------- -------------- ---------- ------------- -------------
MONEY MARKET FUND
CLASS A
 SHARES
December
 31, 1997   1.0000     0.0491         --         0.0491     (0.0491)      (0.0491)
December
 31, 1996   1.0000     0.0488         --         0.0488     (0.0488)      (0.0488)
December
 31, 1995   1.0000     0.0549         --         0.0549     (0.0549)      (0.0549)
December
 31, 1994   1.0000     0.0378         --         0.0378     (0.0378)      (0.0378)
December
 31, 1993   1.0000     0.0281         --         0.0281     (0.0281)      (0.0281)
CLASS B
 SHARES
December
 31, 1997   1.0000     0.0421         --         0.0421     (0.0421)      (0.0421)
December
 31,
 1996(/1/)  1.0000     0.0117         --         0.0117     (0.0117)      (0.0117)
CLASS I
 SHARES
December
 31, 1997   1.0000     0.0516         --         0.0516     (0.0516)      (0.0516)
December
 31,
 1996(/2/)  1.0000     0.0373         --         0.0373     (0.0373)      (0.0373)
-------------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND
CLASS A
 SHARES
December
 31, 1997   0.9999     0.0481         --         0.0481     (0.0481)      (0.0481)
December
 31, 1996   1.0000     0.0474      (0.0001)      0.0473     (0.0474)      (0.0474)
December
 31, 1995   1.0000     0.0539         --         0.0539     (0.0539)      (0.0539)
December
 31, 1994   1.0000     0.0370         --         0.0370     (0.0370)      (0.0370)
December
 31, 1993   1.0000     0.0273         --         0.0273     (0.0273)      (0.0273)
CLASS I
 SHARES
December
 31, 1997   1.0000     0.0507         --         0.0507     (0.0507)      (0.0507)
December
 31,
 1996(/2/)  1.0000     0.0361         --         0.0361     (0.0361)      (0.0361)
-------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND
CLASS A
 SHARES
December
 31, 1997   0.9997     0.0296         --         0.0296     (0.0296)      (0.0296)
December
 31, 1996   1.0000     0.0295      (0.0003)      0.0292     (0.0295)      (0.0295)
December
 31, 1995   1.0000     0.0335         --         0.0335     (0.0335)      (0.0335)
December
 31, 1994   1.0000     0.0242         --         0.0242     (0.0242)      (0.0242)
December
 31, 1993   1.0000     0.0196         --         0.0196     (0.0196)      (0.0196)
CLASS I
 SHARES
December
 31, 1997   1.0000     0.0322      (0.0001)      0.0321     (0.0322)      (0.0322)
December
 31,
 1996(/2/)  1.0000     0.0232         --         0.0232     (0.0232)      (0.0232)
-------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL MONEY MARKET FUND
CLASS A
 SHARES
December
 31, 1997   1.0000     0.0296         --         0.0296     (0.0296)      (0.0296)
December
 31, 1996   1.0000     0.0289         --         0.0289     (0.0289)      (0.0289)
December
 31, 1995   1.0000     0.0329         --         0.0329     (0.0329)      (0.0329)
December
 31, 1994   1.0000     0.0235         --         0.0235     (0.0235)      (0.0235)
December
 31, 1993   1.0000     0.0181         --         0.0181     (0.0181)      (0.0181)
CLASS I
 SHARES
December
 31, 1997   1.0000     0.0321         --         0.0321     (0.0321)      (0.0321)
December
 31,
 1996(/2/)  1.0000     0.0225         --         0.0225     (0.0225)      (0.0225)
-------------------------------------------------------------------------------------

(/1/)For the period September 14, 1996 (initial offering of Class B Shares)
    through December 31, 1996.
(/2/)For the period March 30, 1966 (initial offering date of Class I Shares) through December 31, 1996.

+ Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

    Pegasus Funds
 26

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------

                                                                             RATIO OF
                                                                             EXPENSES
                                                             RATIO OF NET TO AVERAGE NET
                                                 RATIO OF     INVESTMENT      ASSETS
                                NET ASSETS       EXPENSES     INCOME TO     (EXCLUDING
NET ASSET VALUE                END OF PERIOD  TO AVERAGE NET AVERAGE NET  FEE WAIVERS AND
 END OF PERIOD   TOTAL RETURN (000'S OMITTED)     ASSETS        ASSETS    REIMBURSEMENTS)
---------------  ------------ --------------- -------------- ------------ ---------------
    1.0000          5.04%          973,821        0.74%         4.90%          0.74%
    1.0000          4.99%          728,397        0.63%         4.87%           --
    1.0000          5.63%        1,639,695        0.51%         5.49%           --
    1.0000          3.86%        1,320,040        0.47%         3.78%           --
    1.0000          2.85%        1,326,693        0.49%         2.81%           --
    1.0000          4.29%              338        1.49%         4.15%          1.49%
    1.0000          4.70%+             143        1.48%+        3.99%+          --
    1.0000          5.29%        1,217,873        0.49%         5.15%          0.49%
    1.0000          5.06%+       1,715,313        0.51%+        4.99%+          --
-----------------------------------------------------------------------------------------
    0.9999          4.92%          234,050        0.70%         4.80%           --
    0.9999          4.83%          214,398        0.56%         4.82%           --
    1.0000          5.53%          927,696        0.53%         5.39%           --
    1.0000          3.77%          785,694        0.50%         3.70%           --
    1.0000          2.77%          854,873        0.50%         2.73%           --
    1.0000          5.18%          745,673        0.45%         5.05%           --
    1.0000          4.89%+       1,055,804        0.53%+        4.85%+          --
-----------------------------------------------------------------------------------------
    0.9997          3.01%          204,527        0.73%         2.96%           --
    0.9997          2.96%          182,226        0.60%         2.97%           --
    1.0000          3.41%          564,413        0.53%         3.35%           --
    1.0000          2.45%          550,736        0.51%         2.42%           --
    1.0000          1.98%          498,706        0.51%         1.96%           --
    0.9999          3.26%          524,793        0.48%         3.21%           --
    1.0000          3.13%+         631,938        0.51%+        3.06%+          --
-----------------------------------------------------------------------------------------
    1.0000          3.00%           29,202        0.75%         2.95%          0.79%
    1.0000          2.93%           72,089        0.74%         2.87%          0.77%
    1.0000          3.32%          122,057        0.69%         3.30%          0.76%
    1.0000          2.38%           78,640        0.67%         2.35%          0.75%
    1.0000          1.83%           52,557        0.65%         1.81%           --
    1.0000          3.26%           74,888        0.50%         3.20%          0.54%
    1.0000          3.03%+          49,521        0.59%+        3.02%+         0.62%+


--------------------------------------------------------------------------------

                                                               Pegasus Funds  27

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Trustees and Shareholders of
 the Pegasus Money Market Funds:

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Money Market Funds of the PEGASUS FUNDS (comprising, as indicated in Note 1, the Money Market, Treasury Money Market, Municipal Money Market and Michigan Municipal Money Market) as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended and the financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts and confirmation of securities owned as of December 31, 1997, by inspection and correspondence with custodians, banks and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Money Market Funds of the Pegasus Funds as of December 31, 1997, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the periods then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                         ARTHUR ANDERSEN LLP
Detroit, Michigan,
 February 17, 1998.

    Pegasus Funds
 28

Table of Contents

  1 Letter to Shareholders
  2 Management's Discussion and Analysis
 39 Statements of Assets and Liabilities
 47 Statements of Operations
 51 Statements of Changes in Net Assets
 58 Portfolios of Investments
156 Notes to Financial Statements
174 Financial Highlights
190 Report of Independent Public Accountants

Pegasus Funds are not bank
deposits or obligations of, or
guaranteed or endorsed by First
Chicago NBD Corporation or any
of its affiliates, and are not
federally insured or guaranteed
by the U.S. government, FDIC,
or any governmental agency.
Investment in the Funds
involves risks, including the
possible loss of principal.
PEGASUS FUNDS
(800) 688-3350

INVESTMENT ADVISER
First Chicago NBD Investment Management Company (FCNIMCO)
Three First National Plaza, MS 0334
Chicago, IL 60670-0334

DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219


THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                                Pegasus Funds
                                                                            I

                                                                   PEGASUS FUNDS
                                                         MANAGEMENT'S DISCUSSION

--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

MARKET COMMENTARY:
1997 may well be remembered as one of the best years for domestic investing in recent times. Not only did equities perform well, over 33% total return for the Standard & Poor's Composite 500 Index ("S&P 500 Index"), but bonds also provided above average results with the Lehman Brothers Bond Index providing a 9.7% return. Importantly, these results occurred in the lowest inflation environment that the United States has seen since the 1960's, therefore real returns, after adjusting for inflation, were about the same as actual returns and very rewarding by historical experience. The S&P 500, dominated by larger companies, provided the strongest results, but other indices representing mid-sized and smaller companies also had good years. The Russell 2500 (mid-sized companies) returned 24.4% and the Russell 2000 (smaller companies) returned 22.4%. Municipal Bonds provided results very similar to the taxable index noted above with the Lehman Municipal Bond Index up 9.2%. International investing, which has lagged domestic results for the last few years, continued that trend including substantial weakening in the fourth quarter. Morgan Stanley's Europe, Australia and Far East (EAFE) index returned just 1.8% for the year and the Salomon Non-U.S. Government Bond Index declined 4.3%.

Equity Highlights
A number of trends continued in 1997. Large capitalization stocks again provided the best returns. Stocks of financial companies were again among the strongest groups, while economically sensitive industries such as transportation, consumer durables and materials and services continued to lag the overall market. The finance area is worth noting. In 1997 the group as a whole provided a total return of 48.5%, after generating returns equalling 35.3% in 1996. Two trend reversals did occur in 1997. Technology issues, having led the market in 1996, were the second weakest group in 1997, advancing 22.9% versus the overall level of 33.3%. The weakness, caused by the correcting of an excessive level of enthusiasm was compounded by selected disappointments by individual companies. Utilities, which were huge laggards in 1996, ran ahead of the market in 1997 with a total return of 36.8%. The group benefited from declining interest rates and improvement in the competitive environment for the regional telephone companies. As the year ended, the trouble in a number of Asian economies began weighing on the U.S. equity markets, particularly selected industries. As 1998 unfolds, the Asian markets and economies are likely to play a key role in our market, as the impact on earnings and investor confidence becomes clearer.

Fixed Income Highlights
The U.S. bond market closed out the year on a very strong note. Longer bond yields were driven to their lowest level since 1993 as economic turmoil in the Asian markets increased the demand for U.S. Treasuries. Bonds also benefitted from good inflation data at home and the early signs of asset allocation shifts from the equity markets to fixed income. These flows have been directed more towards the longer end of the market which has resulted in a dramatic flattening of the yield curve. The drop in interest rates over the course of the past year also had a profound effect on the municipal market. Municipal debt issuance, consisting of new and refunding issues, increased substantially during 1997, totaling $220 billion. This was the second highest level attained since 1993, when a record $290 billion was sold. Debt issuance estimates for 1998 indicate a modest slowing to around $203 billion. The decline in interest rates contributed to both improving credit quality and lowering default rates in the municipal market, which in turn brought about a dramatic narrowing of credit spreads all along the yield curve.

Pegasus Family Highlights
In this annual report you will find detailed information about all of your Pegasus Funds. In summary, 1997 was a good year with all of the funds providing competitive results, while selected funds distinguished themselves. We are pleased that our investors fully participated in the overall market's success. During 1997, we expanded the family to include the Pegasus High Yield Bond Fund, the Pegasus Municipal Cash Management Fund and the Pegasus Treasury Cash Management Fund, bringing the family up to 29 funds with year-end assets of $15.7 billion. In 1998 we don't expect the markets to match 1997 exceptional results, but we remain optimistic that the favorable economic trends will provide the backdrop for continued advances. Similarly, we look forward to another good year for the funds. We believe the Pegasus Funds provide a solid foundation for meeting your investment goals and we thank you for your continued confidence in selecting us as your investment advisor.

Sincerely

/s/ George F. Abel

George F. Abel
Chief Investment Officer
First Chicago NBD Investment Management Company

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
MANAGED ASSETS FUNDS

--------------------------------------------------------------------------------
An Interview with Claude Erb
Portfolio Manager

--------------------------------------------------------------------------------

Q. THE U.S. STOCK MARKET HAD ITS THIRD STRAIGHT YEAR OF RETURNS IN EXCESS OF 20%. HOW DID THE MANAGED ASSETS FUNDS PERFORM?
The Managed Assets Conservative Fund returned 13.34% (I Shares), the Managed Assets Balanced Fund returned 15.79% (I Shares), and the Managed Assets Growth Fund returned 17.87% (I Shares) for the year ended December 31, 1997. The Funds trailed the most commonly used investment benchmark, the S&P 500 index, which returned 33.35% for the year. However, all the Funds were comfortably ahead of the Lehman Brothers Aggregate Bond Index which returned 9.66% for the year. The Funds, by their "balanced" design, should provide returns somewhere between stocks and bonds.

Q. THE U.S. CONTINUED TO BE THE BEST PERFORMING MAJOR STOCK MARKET IN THE WORLD LAST YEAR. WHY DO YOU FEEL THIS WAS THE CASE, AND WILL IT CONTINUE?
The U.S. economy and stock market have seen the best of all possible worlds in 1997. We continued to see strong economic growth with, by historical standards, low inflation. This has allowed corporate profits to continue to rise while interest rates declined. This combination is ideal for the stock market. In addition, we have seen a continuation in the strong flows into equity mutual funds driven by retirement savings from baby boomers.

Q. INTEREST RATES SEEM TO BE AN IMPORTANT COMPONENT OF INVESTMENT RETURNS. WHAT HAPPENED ON THAT FRONT IN THE U.S. AND AROUND THE WORLD?
Interest rates are indeed crucial to the capital markets. As stated before, long term interest rates in the U.S. were able to decline through 1997 on continued low inflation. This, however, was a global phenomenon, with interest rates in almost all other developed countries falling throughout the year. The global economy is clearly in flux right now, given developments in Asia, so the progression of global interest rates will be crucial throughout 1998.

Q. WHERE WERE THE PORTFOLIOS' ASSETS ALLOCATED THROUGHOUT THE YEAR?
Throughout the year, the Funds were underweighted in large capitalization domestic stocks. In the large capitalization arena, the Funds were overweighted in value stocks relative to growth stocks. The Funds were also overweighted in international stocks. In the third quarter, the Funds initiated positions in the Pegasus High Yield Bond Fund.

Q. WHAT, IN PARTICULAR, DROVE THE FUNDS' PERFORMANCE?
Obviously, underweighting large capitalization stocks hurt relative performance, as did overweighting international stocks. These macro decisions were offset, however, by strong asset class performance. For example, the Funds' underlying investments in mid- and small-capitalization domestic equities, U.S. investment grade bonds, and international stocks and bonds, all outperformed their respective benchmarks.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD?
As mentioned before, the U.S. economy and capital markets have been in a nearly ideal position for the past few years. However, as we start 1998 there are some uncertainties facing corporate America not seen of late. The turmoil in Asia's economies is creating a great deal of uncertainty for the earnings prospects of many American companies. We will need to closely watch the growth of corporate earnings. On the interest rate side we are seeing the benefit of continued deflation in the U.S. The yield on long term U.S. government bonds fell from 6.64% to 5.92% in 1997, and should continue to be moderate by historical standards.

Q. HOW HAVE YOU POSITIONED THE FUNDS TO TAKE ADVANTAGE OF YOUR OUTLOOK?
The Funds continue to maintain an overweight position in international stocks versus large capitalization domestic equities. Within the domestic equity sector we think that relative valuations favor value stocks over growth stocks, and we have positioned the portfolio accordingly. The Funds now have meaningful positions in domestic high yield and international bonds. The Managed Assets Funds are designed to provide investors with high risk-adjusted returns, given their risk tolerance. We feel that the active construction of a broadly diversified portfolio is suited to a wide number of investors.

  2 Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
MANAGED ASSETS FUNDS -- (CONTINUED)

--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN THE PEGASUS MANAGED ASSETS CONSERVATIVE FUND, THE
           S&P 500 INDEX* AND LEHMAN BROTHERS AGGREGATE BOND INDEX**

                           [LINE GRAPH APPEARS HERE]

Pegasus Managed Assets Conservative Fund

                                               Lehman Brothers Aggregate
                    A-Shares(1)   S&P 500(2)         Bond Index(2)
1/23/86                $9,500       $10,000            $10,000
 Dec-86               $10,789       $12,293            $11,601
 Dec-87               $10,681       $12,936            $11,921
 Dec-88               $12,577       $15,079            $12,861
 Dec-89               $14,973       $19,846            $14,729
 Dec-90               $15,399       $19,232            $16,047
 Dec-91               $19,115       $25,079            $16,610
 Dec-92               $20,783       $26,986            $19,988
 Dec-93               $22,842       $29,701            $21,935
 Dec-94               $22,404       $30,092            $21,296
 Dec-95               $28,314       $41,366            $25,231
 Dec-96               $31,176       $50,883            $26,143
 Dec-97               $35,260       $67,853            $28,674

(1) Includes maximum sales charge of 5.00%
(2) Excludes expenses
(3) An "A' shareholder investment at the original 4.50% sales charge is currently valued at $35,445

      AVERAGE ANNUAL TOTAL RETURN         INCEPTION  ONE    FIVE   TEN     SINCE
            THROUGH 12/31/97                DATE     YEAR   YEAR   YEAR  INCEPTION
-------------------------------------------------------------------------------------
PEGASUS MANAGED ASSETS CONSERVATIVE FUND
A Shares With 5.00% Load                   1/23/86   7.45% 10.02% 12.11%  11.13%(/1/)
S&P 500 Index*                             1/23/86  33.35% 20.25% 18.03%  17.40%
Lehman Brothers Aggregate Bond Index**     1/23/86   9.66%  7.48%  9.17%   9.23%

(1) Return for an "A' shareholder who invested at the original 4.50% sales charge was 11.18%.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole.
** The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole.

                                                                Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
MANAGED ASSETS FUNDS -- (CONTINUED)

--------------------------------------------------------------------------------


                       GROWTH OF $10,000 INVESTED IN THE
                 PEGASUS MANAGED ASSETS CONSERVATIVE FUND, THE
         S&P 500 INDEX* AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX**

                           [LINE GRAPH APPEARS HERE]

Pegasus Managed Assets Conservative Fund

                                                         Lehman Brothers
               I-Shares   B-Shares(1)   S&P 500(2)   Aggregate Bond Index(2)
 3/3/95         $10,000      $10,000      $10,000            $10,000
   3/95          10,194       10,194       10,295              9,130
   6/95          10,961       10,927       11,276             10,706
   9/95          11,591       11,535       12,171             10,917
  12/95          12,255       12,161       12,904             11,382
   3/96          12,547       12,405       13,597             11,179
   6/96          12,756       12,578       14,206             11,242
   9/96          12,999       12,790       14,645             11,450
  12/96          13,533       13,288       15,865             11,793
   3/97          13,410       13,136       16,291             11,728
   6/97          14,475       14,145       19,133             12,159
   9/97          15,150       14,778       20,566             12,565
  12/97          15,339       14,621       21,156             12,935

(1) Includes contingent deferred sales charge of 3.00%.
(2) Excludes expenses.

      AVERAGE ANNUAL TOTAL RETURN            INCEPTION        ONE           SINCE
            THROUGH 12/31/97                   DATE           YEAR        INCEPTION
-----------------------------------------------------------------------------------
PEGASUS MANAGED ASSETS CONSERVATIVE FUND
I Shares                                      3/3/95         13.34%        16.30%
B Shares With 3.00% CDSC                      3/3/95          9.37%        14.34%
S&P 500 Index*                                3/3/95         33.35%        30.31%
Lehman Brothers Aggregate Bond Index**        3/3/95          9.66%         9.52%


The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole.
** The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole.

    Pegasus Funds
  4

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
MANAGED ASSETS FUNDS -- (CONTINUED)

--------------------------------------------------------------------------------


                       GROWTH OF $10,000 INVESTED IN THE
                  PEGASUS MANAGED ASSETS BALANCED FUND, AND A
      60% S&P 500 INDEX*, 40% LEHMAN BROTHERS AGGREGATE BOND INDEX** BLEND

                           [LINE GRAPH APPEARS HERE]

Pegasus Managed Assets Balanced Fund   A-Shares(1)  I-Shares   Index Blend(2)
------------------------------------   -----------  --------   ---------------
12/31/93                                   $ 9,500   $10,000           $10,000
    6/94                                   $ 9,226   $ 9,712           $ 9,643
   12/94                                   $ 9,310   $ 9,800           $ 9,967
    6/95                                   $10,531   $11,085           $11,624
   12/95                                   $11,466   $12,070           $12,922
    6/96                                   $11,957   $12,587           $13,627
   12/96                                   $12,956   $13,644           $14,855
    6/97                                   $14,084   $14,878           $16,846
   12/97                                   $14,936   $15,798           $18,364

(1) Includes maximum sales charge of 5.00%.
(2) Excludes expenses.
(3) An "A" shareholder investment at the original 4.50% sales charge is currently valued at $15,014.


         AVERAGE ANNUAL TOTAL RETURN            INCEPTION  ONE     SINCE
               THROUGH 12/31/97                   DATE     YEAR  INCEPTION
-----------------------------------------------------------------------------
PEGASUS MANAGED ASSETS BALANCED FUND
I Shares                                          1/1/94  15.79%  12.11%
A Shares With 5.00% Load                          1/1/94   9.52%  10.55%(/1/)
B Shares With 4.00% CDSC(3)                      8/26/96  10.59%  13.73%
60% S&P 500 Index* and 40% Lehman Brothers Ag-
 gregate Bond Index** Blend                       1/1/94  23.62%  16.41%(/2/)

(1) Return for an "A" shareholder who invested at the original 4.50% sales charge was 10.70%.
(2) Index return annualized, since 8/26/96, was 25.24%.
(3) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
 *The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole.
**The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole.

                                                                Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
MANAGED ASSETS FUNDS -- (CONTINUED)

--------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTED IN THE PEGASUS MANAGED ASSETS GROWTH FUND AND AN 80%
        S&P 500 INDEX*/ 20% LEHMAN BROTHERS AGGREGATE BOND INDEX** BLEND

                           [LINE GRAPH APPEARS HERE]

Pegasus Managed Assets Growth Fund

                          I-Shares   A-Shares(1)   B-Shares(2)   Index Blend(3)
12/18/96                  $10,000     $ 9,500        $10,000        $10,000
Dec-96                     10,099       9,547          9,960         10,115
Mar-97                     10,039       9,497          9,874         10,324
Jun-97                     11,211      10,600         11,000         11,831
Sep-97                     11,868      11,213         11,616         12,624
Dec-97                     11,905      10,242         11,223         12,992

(1) Includes maximum sales charge of 5.00%.
(2) Incudes contingent deferred sales charge of 4.00%.
(3) Excludes expenses.

     AVERAGE ANNUAL TOTAL RETURN           INCEPTION        ONE           SINCE
           THROUGH 12/31/97                  DATE           YEAR        INCEPTION
---------------------------------------------------------------------------------
PEGASUS MANAGED ASSETS GROWTH FUND
I Shares                                   12/18/96        17.87%        18.30%
A Shares With 5.00% Load                   12/18/96        11.87%        17.62%
B Shares With 4.00% CDSC                   12/18/96        10.69%        11.76%
80% S&P 500 Index* and 20% Lehman
 Brothers Aggregate Bond Index** Blend     12/18/96        28.44%        28.88%


The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
 *The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole.
**The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole.

    Pegasus Funds
  6

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
EQUITY INCOME FUND

--------------------------------------------------------------------------------
An Interview with Chris Gassen and Richard Neumann
Portfolio Managers

--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM IN 1997?
The Fund posted a 21.95% return (I shares) in 1997. This was a very strong return for the portfolio by historical standards, although we have had better years relative to the market and other equity income managers.

Q. WHAT CAUSED THE PERFORMANCE DIFFERENTIAL LAST YEAR?
It is difficult to pinpoint exactly, although the Fund does maintain a lower risk profile than the market and many other funds. Our conservative investment approach and our high dividend yield target lead us to invest in securities which tend to appreciate less than others in exuberant market environments such as we witnessed last year. Investors continue to pour capital into the market in pursuit of easy profit, with professional money managers chasing hot stock groups to boost short-term performance. Witness the continued increase of public stock offerings, many of which are flimsy companies at inflated prices. Reliable measures of success in this market will only come when speculative activity becomes more subdued and sensible valuations become more important in determining stock prices.

Q. WHAT CHANGES WERE MADE IN THE FUND LAST YEAR?
Activity in the Fund remained modest in 1997. We sold some positions on price strength, but there was virtually no activity due to fundamental disappointments with our investments. Overall, the companies in the Fund are performing in line with our expectations. However, finding attractively priced new investments is becoming close to impossible, so we continue to add to some of our existing holdings, especially ones that haven't participated as fully in the recent market surge. Among the roster of our holdings are some top-notch managements with whom we are very comfortable being business partners. Over the longer-term we think our patience with these stocks will be rewarded.

Q. WHAT'S NEXT FOR 1998?
The prevailing view among most market pundits is that stock prices will continue to do well because the U.S. economy will remain strong, although prices will probably not rise as fast as last year. However, market forecasts are not always accurate. Therefore, our view is more simple, forget the broad market forecasts and look for attractively priced stocks of financially sound but out-of-favor companies. Of course these days this is much easier said than done. As stock prices continue to inflate, good investments become increasingly scarce. We will obviously be challenged this year to maintain our conservative posture with sensibly priced investments.

Q. YOU SEEM TO PAINT A RATHER BLEAK PICTURE FOR THE MARKET. WHY SHOULD I REMAIN INVESTED IN EQUITIES IF I BELIEVE YOU ARE CORRECT?
No one (even us) has demonstrated the ability to accurately predict short-term market trends. Over the longer-term, equities historically have tended to outperform other investments such as bonds or cash instruments, although they are more volatile. Therefore, most investment advisors suggest that some equity exposure be maintained at all times. However, if one believes that the current short-term outlook is for a volatile and somewhat shaky market environment, then a relatively lower-risk equity fund which seeks to pay out above average current income like the Pegasus Equity Income Fund may be a sensible place to maintain equity exposure.

                                                                Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
EQUITY INCOME FUND -- (CONTINUED)

--------------------------------------------------------------------------------


                       GROWTH OF $10,000 INVESTED IN THE
                       PEGASUS EQUITY INCOME FUND AND THE
                           RUSSELL 1000 VALUE INDEX*

                           [LINE GRAPH APPEARS HERE]

Pegasus Equity Income Fund
                                                          Russell 1000
                   A-Shares(1)   B-Shares(2)   I-Shares  Value Index(3)
1/27/95              $ 9,500       $10,000      $10,000      $10,000
 Jun-95              $10,692       $11,219      $11,264      $11,597
 Dec-95              $12,329       $12,894      $13,027      $13,441
 Jun-96              $13,076       $13,622      $13,846      $14,454
 Dec-96              $14,706       $15,250      $15,576      $16,358
 Jun-97              $16,210       $16,754      $17,196      $19,250
 Dec-97              $17,878       $17,911      $18,995      $22,113

(1) Includes maximum sales charge of 5.00%.
(2) Includes contingent deferred sales charge of 3.00%.
(3) Excludes expenses.
(4) An "A' shareholder investment at the original 4.50% sales charge is currently valued at $17,972.

   AVERAGE ANNUAL TOTAL
          RETURN                  INCEPTION              ONE                 SINCE
     THROUGH 12/31/97               DATE                 YEAR              INCEPTION
---------------------------------------------------------------------------------------
PEGASUS EQUITY INCOME FUND
I Shares                           1/27/95              21.95%              24.49%
A Shares With 5.00% Load           1/27/95              15.49%              21.94%(/1/)
B Shares With 3.00% CDSC           1/27/95              17.78%              22.48%
Russell 1000 Value Index*          1/27/95              35.18%              31.12%

(1) Return for an "A' shareholder who invested at the original 4.50% sales charge was 22.15%.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
* The Russell 1000 Value Index is an unmanaged index generally representative of the largest 1000 companies with a greater-than-average value orientation.

    Pegasus Funds
  8

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
GROWTH FUND

--------------------------------------------------------------------------------
An Interview with Jeffrey Beard
Portfolio Manager

--------------------------------------------------------------------------------

Q. WE HAVE READ ELSEWHERE HOW 1997 WAS ANOTHER BLOCKBUSTER YEAR IN THE EQUITY MARKET, BUT WHAT HAPPENED IN THE FOURTH QUARTER?
Equity investors in the fourth quarter turned defensive in response to the uncertainties growing out of the turmoil in the Asian countries. Although the market experienced its first real correction in seven years, it did manage at least a partial comeback as stocks, which can demonstrate consistent results, including those in the consumer staples, healthcare, and financial sectors, were bid upward. However, performing surprisingly well in this market environment were stocks offering some type of fixed return such as former laggards in the telecommunications and utilities sectors. Finishing up with a 2.9% return for the quarter, the S&P 500 Index capped off a third blockbuster year in a row with a 33.4% total return.

Q. THIS DOES NOT SOUND LIKE A POSITIVE BACKDROP FOR GROWTH INVESTORS. HOW DID THE GROWTH FUND PERFORM?
This type of market backdrop is not particularly conducive to growth investing, in general, as evidenced by the negative 1.1% average return for the Lipper Growth Universe of managers, nor is it friendly toward the general equity fund manager which averaged negative 1.6% according to Lipper; yet the Fund was able to hold its own in this market, turning in positive 2% total return before fee adjustment, and 1.8% afterward. For the year, the Fund provided a healthy return of 27.10%. This compares favorably with the Lipper Growth Universe average return of 25.3%, as well as the 24.4% return generated by the average general equity fund.

Q. GRANTED, THE FUND PERFORMED WELL COMPARED TO OTHER GROWTH MANAGERS. NONETHELESS, HELP US BETTER UNDERSTAND THE DYNAMICS WHICH CONTRIBUTED TOWARD THE FUND LAGGING THE S&P 500 FOR THE QUARTER AND THE LARGE CAPITALIZATION BENCHMARK, THE STANDARD AND POOR'S COMPOSITE INDEX.
Sub-market performance for the quarter is largely attributable to two factors: a large underexposure to the communication services sector and the large exposure to technology stocks. The former are traditionally underweighted in growth funds due to unexciting growth prospects and the latter bore the brunt of the market's retreat in the correction, but did not rebound as much. In keeping with the market theme for the quarter, the best performing stocks in the Fund were largely domestic, highly consistent earners. Norwest was up 27%, having benefited from declining interest rates, as well. Pfizer received preliminary approval for a new potential blockbuster drug sooner than anticipated and returned 24%. Rounding out the top five were Walt Disney (+23%), Walgreens (+23%), and Illinois Tool Works (+21%). Technology stocks dominated the worst performing stocks in the Fund. Preannounced earnings were responsible for very disappointing returns from Silicon Graphics and Cabletron Systems, both of which were down 53%, and Altera which was down 35%. Management guidance to reduce near-term expectations impacted Fluor (-30%), and uncertainty surrounding Asia's influence on demand for personal computers hurt Intel (-24%).
Q. AND WHAT ABOUT FOR THE YEAR; WHAT WERE THE WINNERS AND THE LOSERS IN THE
FUND?
The best performance came from the independent power producer, AES Corp., which doubled in value during 1997, in large part due to several contracts signed throughout the year which have added to the visibility of earnings over the next two to three years, or longer. Norwest Corp. returned 82% and benefited from solid fundamental execution within the consistently strong financial sector. Pfizer, which also advanced 82%, has consistently hit expectations and has one of the richest pipelines of new products, contributing to clearly visible earnings growth for the foreseeable future. State Street Corp., up 82% for the year, exceeded expectations, driven by growth in assets and associated higher fee income. Rounding out the top five was Home Depot, up 77%. Home Depot benefited from the consolidation within the do-it-yourself retailing industry coupled with very favorable consumer demand for its products and services. The negative side of the ledger was dominated by technology stocks, all of which paid the price for missing expectations and most of which suffered from concerns originating from soft demand, perceived or real, from international customers. Specifically, Cabletron Systems declined 53%, Silicon Graphics declined 52%, Altera dropped 35%, and First Data Corp. dropped 20%. Fluor was influenced by Asian dislocations disrupting the supply/demand relationship for global engineering and construction services following a period of aggressive expansion for the company. Its stock declined 40%.

Q. CAN YOU COMMENT ON ACTIVITY IN THE FUND GIVEN THE ROBUST MARKET ENVIRONMENT? The turnover ratio for the Growth Fund was below average at 22% using the SEC's definition of turnover. The turnover rate for the Fund is expected to be in the range of 25% to 35% over longer time periods.

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT 12 MONTHS, AND GIVEN THIS OUTLOOK, HOW IS THE FUND POSITIONED?
We believe the economy will continue to grow, although the head winds created by increased competition from cheap imports will pressure revenue growth and increasing wage demands will squeeze margins as well, pulling corporate earnings growth expectations downward. As earnings growth does in fact slow, stock selection becomes even more paramount, and we believe that investors will focus on an increasingly narrow selection of large-capitalization, consistent growth equities, driving valuation of these successful stocks even higher. The Growth Fund's approach to investing is particularly well suited to this environment, emphasizing consistent earnings growth supported by strong, unit-driven revenue growth.


                                                                Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
GROWTH FUND -- (CONTINUED)

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTED IN THE
                          PEGASUS GROWTH FUND, AND THE
                           RUSSELL 1000 GROWTH INDEX*

                           [LINE GRAPH APPEARS HERE]

Pegasus Growth Fund A-Shares(1) B-Shares(2)  I-Shares  Russell 1000 Growth Index(5)
       1/27/95         $9,500     $10,000     $10,000             $10,000
          6/95        $10,749     $11,269     $11,317             $11,879
         12/95        $12,347     $12,915     $13,038             $13,548
          6/96        $13,423     $13,974     $14,200             $15,235
         12/96        $14,830     $15,374     $15,692             $16,737
          6/97        $17,231     $17,810     $18,260             $20,009
         12/97        $18,796     $18,858     $19,946             $21,841

(1) Includes maximum sales load of 5.00%.
(2) Includes contingent deferred sales charge of 3.00%.
(3) Excludes expenses.
(4) An "A' Share holder investment at the original 4.50% sales charge is currently valued at $18,897.

   AVERAGE ANNUAL TOTAL
          RETURN                   INCEPTION                ONE                   SINCE
     THROUGH 12/31/97                DATE                   YEAR                INCEPTION
------------------------------------------------------------------------------------------
PEGASUS GROWTH FUND
I Shares                            1/27/95                27.10%                26.58%
A Shares With 5.00% Load            1/27/95                20.42%                24.05%(1)
B Shares With 3.00% CDSC            1/27/95                22.90%                24.62%
Russell 1000 Growth Index*          1/27/95                30.49%                30.41%

(1) Return for an "A' shareholder who invested at the original 4.50% sales charge was 24.27%.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
* The Russell 1000 Growth Index is an unmanaged index generally representative of the largest 1000 companies with a greater-than-average growth orientation.

    Pegasus Funds
 10

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
MID-CAP OPPORTUNITY FUND AND SMALL-CAP OPPORTUNITY FUND

--------------------------------------------------------------------------------
An Interview with Ronald Doyle and Joe Gatz
Portfolio Managers

--------------------------------------------------------------------------------

Q: HOW DID THE MID-CAP OPPORTUNITY FUND AND SMALL-CAP OPPORTUNITY FUND PERFORM IN 1997?
Both Funds had excellent performance, exceeding both their respective mid-cap and small-cap market indicies, and the universe averages of other mid-cap and small-cap funds. The Mid-Cap Opportunity Fund returned 27.9% (I shares) for the twelve months ended December 31, 1997, compared to the 19.6% return for the Lipper Mid-Cap Universe average and the 24.4% return of the Russell 2500 Index. The Small-Cap Opportunity Fund returned 30.6% (I Shares) for the twelve month period compared to the 20.8% return for the Lipper Small Company Growth Average and the Russell 2000 return of 22.4%.

Q: TO WHAT DO YOU ATTRIBUTE THIS STRONG PERFORMANCE?
Both Funds' favorable returns versus their benchmarks can be attributed to good fundamental performance of the holdings in the portfolios, with relatively few negative "surprises" throughout the year. Our efforts to select attractive stocks were successful in almost all industry sectors, with the strongest contributions from financial services and health care. In addition, both Funds maintained attractive valuation profiles versus many other small- and mid-cap funds.

Q: LARGE COMPANY STOCKS HAVE PERFORMED BETTER THAN SMALLER COMPANY STOCKS FOR THE LAST FEW YEARS. HOW DID MID-SIZED AND SMALL COMPANY STOCKS COMPARE TO THE S&P 500 LAST YEAR?
Indeed, the 33.4% return of the S&P 500 Index once again exceeded almost all other market indices, including the mid-cap and small-cap benchmarks. During the first half of 1997, record cash flows into the equity market were absorbed by the liquidity offered in larger company stocks and large-cap dominated index funds. Although small- and mid-cap stocks rallied in the third quarter of the year, investors returned to the perceived safety and liquidity of large-cap stocks in reaction to the uncertainty generated by economic turmoil in Southeast Asia.

Q: WHAT IS THE OUTLOOK FOR MID-CAP AND SMALL-CAP INVESTMENTS IN 1998?
Although disruption in certain international economies lends uncertainty to the overall outlook for U.S. equities, we remain optimistic regarding the prospects for mid-cap and small-cap stocks. Relative to the large-cap multinational companies represented in the S&P 500 Index, small- and mid-sized companies are more domesticly oriented and are generally less affected by international economies and currency fluctuations. In addition, we believe near term earnings growth for small companies is expected to exceed that of larger companies. Finally, the valuation of mid- and small-cap stocks appears somewhat more attractive after the sector has underperformed larger company stocks for the last three years.

Q: GIVEN THIS OUTLOOK, HOW ARE THE FUNDS POSITIONED?
Both the Mid-Cap Opportunity Fund and the Small-Cap Opportunity Fund seek to invest in proven growth companies selling at reasonable prices. We require the companies we invest in have a distinct competitive advantage that allows them to maintain above average growth and profitability. We prefer companies that generate strong cash flow and have solid financial structures. We also prefer companies whose managements have their financial interests aligned with shareholders. In addition, we pay close attention to the valuations of our holdings relative to their underlying fundamental prospects. These strategies have served us well in the past, and we are committed to maintaining them in the future.

Small capitalization equity Funds typically carry additional risks and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

                                                                Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
MID-CAP OPPORTUNITY FUND AND SMALL-CAP OPPORTUNITY FUND -- (CONTINUED)

--------------------------------------------------------------------------------


                       GROWTH OF $10,000 INVESTED IN THE
                   PEGASUS MID-CAP OPPORTUNITY FUND, AND THE
                              RUSSELL 2500 INDEX*

                           [LINE GRAPH APPEARS HERE]

 Pegasus Mid-Cap
Opportunity Fund      A-Shares(1)   I-Shares   Russell 2500 Index(2)
     6/1/91                         $10,000          $10,000
      12/91                         $10,523          $11,204
     5/1/92            $ 9,500      $10,995          $11,638
      12/92            $11,208      $13,107          $13,017
      12/93            $13,899      $16,254          $15,170
      12/94            $13,844      $15,724          $15,026
      12/95            $16,102      $18,830          $19,787
      12/96            $20,113      $23,544          $23,553
      12/97            $25,657      $30,116          $29,290

(1) Includes maximum sales charge of 5.00%.
(2) Excludes expenses.
(3) An "A' shareholder investment at the original 4.50% sales charge is currently valued at $25,792.

  AVERAGE ANNUAL TOTAL RETURN       INCEPTION      ONE        FIVE         SINCE
        THROUGH 12/31/97              DATE         YEAR       YEAR       INCEPTION
-----------------------------------------------------------------------------------
PEGASUS MID-CAP OPPORTUNITY FUND
I Shares                              6/1/91      27.91%     18.10%     18.22%
A Shares With 5.00% Load              5/1/92      21.19%     16.81%     18.08%(/1/)
B Shares With 4.00% CDSC (3)         9/23/96      23.10%        N/A     25.25%
Russell 2500 Index*                   6/1/91      24.36%     17.59%     17.72%(/2/)

(1) Return for an "A' shareholder who invested at the original 4.50% sales charge was 18.19%.
(2) Index return since 9/23/96 was 24.85%.
(3) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
* The Russell 2500 Index is an unmanaged index generally representative of the small-to-medium-small stock market.

    Pegasus Funds
 12

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
MID-CAP OPPORTUNITY FUND AND SMALL-CAP OPPORTUNITY FUND -- (CONTINUED)

--------------------------------------------------------------------------------


                       GROWTH OF $10,000 INVESTED IN THE
                   PEGASUS SMALL-CAP OPPORTUNITY FUND AND THE
                              RUSSELL 2000 INDEX*

                           [LINE GRAPH APPEARS HERE]

Pegasus Small-Cap
Opporunity Fund      A-Shares(1)   B-Shares(2)      I-Shares    Russell 2000 Index(3)
       1/27/95         $9,500        $10,000         $10,000          $10,000
          6/95        $10,113        $10,600         $10,640          $11,539
         12/95        $11,856        $12,376         $12,486          $12,954
          6/96        $12,750        $13,274         $13,460          $14,296
         12/96        $14,771        $15,398         $15,713          $15,090
          6/97        $17,000        $17,647         $18,109          $16,534
         12/97        $19,226        $19,389         $20,522          $18,358

(1) Includes maximum sales charge of 5.00%.
(2) Includes contingent deferred sales charge of 3.00%.
(3) Excludes expenses.
(4) An "A' shareholder investment at the original 4.50% sales charge is currently valued at $19,327.

   AVERAGE ANNUAL TOTAL RETURN         INCEPTION        ONE           SINCE
         THROUGH 12/31/97                DATE           YEAR        INCEPTION
--------------------------------------------------------------------------------
PEGASUS SMALL-CAP OPPORTUNITY FUND
I Shares                                1/27/95        30.60%        27.81%
A Shares with 5.00% Load                1/27/95        23.66%        25.00%(/1/)
B Shares with 3.00% CDSC                1/27/95        26.17%        25.80%
Russell 2000 Index*                     1/27/95        22.36%        22.83%

(1) Return for an "A' shareholder who invested at the original 4.50 sales charge was 25.22%.


The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
* The Russell 2000 Index is an unmanaged index generally representative of the small-cap equity market.

                                                                Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
INTRINSIC VALUE FUND

--------------------------------------------------------------------------------
An Interview with Chris Gassen and Richard Neumann
Portfolio Managers

--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM?
We ended 1997 with a 25.25% return (I shares), a very strong year for absolute performance. However, it was also a good year for the general equity market with the S & P 500 Index up an astounding 33.4 percent, while the Lipper Growth & Income Index return was closer to the Fund's return at 27.1%.

Q. DESPITE THE GOOD ABSOLUTE RETURN, YOU FELL SLIGHTLY BEHIND THE S&P 500 INDEX. WHY?
In exuberant market environments such as last year, more conservatively invested funds such as the Intrinsic Value Fund typically lag. Over longer periods we have achieved more competitive returns and have done so with less risk than the market.

Q. HOW DO YOU MEASURE RISK?
Many investors use volatility statistics (such as beta and standard deviation) to measure risk; the more volatile the return, the riskier the asset. In general, investors demand higher returns when they incur greater risk.

Q. YOU SAY THAT THE FUND HAS BEEN LESS RISKY THAN THE OVERALL MARKET. WHAT ABOUT RISK ADJUSTED RETURNS?
A risk adjusted return takes a fund's risk into account when evaluating performance. According to outside sources like Morningstar and Value Line, the Intrinsic Value Fund's performance is above average when considering that our risk has been very low relative to other funds in the same category.

Q. WHERE IS THE MARKET AND THE FUND HEADED IN 1998?
The market has looked expensive to us for some time, and 1997 did nothing to change that outlook. We see a market environment driven by forces of momentum and speculation, so the connection between current stock prices and the business fundamentals of underlying companies is not often apparent to us. Thus, its difficult to find attractively valued stocks. We believe that this speculative environment will eventually cool off and prices will return to more sensible values. We think the Fund is positioned to give investors a less bumpy ride in the interim, although in such a volatile environment anything can happen in the short run.

Q. A LESS BUMPY RIDE, BUT A BUMPY RIDE NONETHELESS?
Unfortunately, one cannot be invested in equities without expecting ups and downs, no matter how conservative the portfolio. However, it is precisely for this reason that equities have outperformed other asset classes over the longer term. Remember that higher returns should accompany higher risk. Historically, the Intrinsic Value Fund has earned attractive returns with less volatility than the market. This is clearly our goal in the years ahead.

 14
    Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
INTRINSIC VALUE FUND -- (CONTINUED)

--------------------------------------------------------------------------------


                       GROWTH OF $10,000 INVESTED IN THE
                      PEGASUS INTRINSIC VALUE FUND AND THE
                                 S&P 500 INDEX*



                           [LINE GRAPH APPEARS HERE]

Pegasus Intrinsic
Value Fund              A-Shares(1)     I-Shares      S&P 500(2)    B-Shares(3)
     6/1/91                              $10,000      $10,000
      12/91                              $10,152      $10,902
     5/1/92               $ 9,500        $10,919      $10,627
      12/92               $ 9,930        $11,629      $11,731
      12/93               $11,391        $13,340      $12,911
      12/94               $11,323        $13,260      $13,080
      12/95               $14,083        $16,492      $17,991
      12/96               $17,434        $20,449      $22,119
      12/97               $21,798        $25,613      $29,496

(1) Includes maximum sales charge of 5.00%.
(2) Excludes expenses.
(3) An "A' shareholder investment at the original 4.50% sales charge is currently valued at $21,913.

 AVERAGE ANNUAL TOTAL RETURN     INCEPTION      ONE        FIVE        SINCE
       THROUGH 12/31/97            DATE         YEAR       YEAR      INCEPTION
-----------------------------------------------------------------------------------
 PEGASUS INTRINSIC VALUE FUND
 I Shares                           6/1/91     25.25%     17.11%        15.35%
 A Shares With 5.00% Load           5/1/92     18.79%     15.83%        14.73%(/1/)
 B Shares With 4.00% CDSC(3)       9/23/96     20.24%        N/A        23.41%
 S&P 500 Index*                     6/1/91     33.35%     20.25%        17.84%(/2/)

(1) Return for an "A' shareholder who invested at the original 4.5% sales charge was 14.84%.
(2) Index return since 9/23/96 was 30.68%.
(3) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole.

                                                                Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
GROWTH AND VALUE FUND

--------------------------------------------------------------------------------
An Interview with Gary L. Konsler
Portfolio Manager

--------------------------------------------------------------------------------

Q. CAN YOU PUT THE STOCK MARKET'S RETURN FOR 1997 INTO PERSPECTIVE FOR ME?
The Dow Jones Industrial Average (Dow) posted another record year generating a 25% return. The S&P 500 Index did even better earning a 33% return. Both indices have now recorded annual returns in excess of 20% for three years duration. The Dow has been in existence for over 100 years, the S&P 500 over 69 years. Successive 20%, three-year returns have never been achieved by either. The three-year cumulative returns for the Dow and the S&P are over 100%, the second best 36-month period. The historical longer term return for stocks averages about 10% to 11% per year.

Q. HOW DID THE PEGASUS GROWTH AND VALUE FUND PERFORM DURING 1997?
The Fund returned over 28% (I shares) in 1997. This compares favorably with the 27% return reported by the Lipper Growth and Income Universe Average of mutual funds as well as the 24% return for General Equity Funds invested in diversified U.S. stocks.

Q. CONSIDERING THE SIZE OF THESE NUMBERS, IS THIS A NEW ERA OF INVESTING?
It is still too early to say with total conviction. However, we can say the markets have benefited from a remarkable combination of economic events. Despite monetary upheavals in Asia, the economy is expanding at a 3% rate with more consistency than at any time in over a decade. At the same time, inflation is at levels not seen in over three decades. Concurrently, bond yields are nearing 30-year lows. Consumer confidence is at a 28-year high. The Federal budget deficit is shrinking. Corporate profits advanced for a sixth year. (A seventh year would be a record.) This environment has been described as the Goldilocks economy, nirvana, and the best of all possible worlds. As the economy approaches the beginning of its eighth year of expansion (the third longest in U.S. history), the question remains, how long will the stock-market-benefiting, economic expansion continue?

Q. WHICH STOCKS PERFORMED PARTICULARLY WELL IN THE FUND AND WHICH DID NOT MEET YOUR EXPECTATIONS?
The best performing stocks were in the healthcare arena, Schering-Plough and Bristol-Myers Squibb, each representing 3 to 4% of the Fund's portfolio. Finance was also strong, led by Norwest (the 12th largest bank). Schlumberger, the premier oil service firm, was additive. In the newspaper area, both Gannett and the Washington Post boosted returns. These five stocks returned between 47% and 94% for the year. During 1997, investors once again severely punished any company that reported bad news or warned of potential problems on the horizon. That was the common threat that tied together the disappointing holdings for the year, e.g., York (heating and air conditioning), First Data (credit card processing), The Pep Boys (auto parts sales and service), Russell (active apparel) and Boeing (aerospace).

Q. WHAT WAS THE MAGNITUDE OF PURCHASE AND SALE ACTIVITY DURING THE YEAR? Turnover for the year was about average at 29%.

Q. WHAT IS THE FUND'S POSITION REGARDING CASH HOLDINGS IN THE FUND?
The Fund does not engage in market timing or asset allocation strategies. Its goal is to remain as fully invested in common stocks as practical. To further that goal, late in the quarter, the Fund initiated a strategy of investing liquidity in S&P 500 Index futures. This will be likely to have the effect of "equitizing" cash operating reserves.

Q. IN ADDITION TO THE ECONOMIC UNDERPINNINGS MENTIONED ABOVE, ARE THERE ANY OTHER ISSUES THAT COULD HAVE A MAJOR IMPACT ON THE STOCK MARKET?
During 1997, the stock market was unusually volatile. The S&P 500 rose or fell more than 1% on nearly one-third of the trading days in 1997, double the volatility of 1996, triple that of 1995. This was only the fourth time in two decades the market was so volatile. In addition, at year end, the S&P 500 was trading at 19 times 1998 consensus earnings estimates, a level not seen in over 20 years. Thus, the market does not appear to expect any disappointments. Naturally, with expectations so high, volatility will likely continue in 1998.

Q. HOW DO YOU INVEST DURING SUCH TIMES?
Such an environment, we believe, calls for the core of an investor's equity holdings to be invested in a diversified portfolio of high quality, financially sound, blue chip stocks selling at attractive prices. That is how the Pegasus Growth and Value Fund is, and plans to remain, invested.

 16 Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
GROWTH AND VALUE FUND -- (CONTINUED)

--------------------------------------------------------------------------------


                       GROWTH OF $10,000 INVESTED IN THE
                     PEGASUS GROWTH AND VALUE FUND AND THE
                                 S&P 500 INDEX*

                           [LINE GRAPH APPEARS HERE]

Pegasus Growth & Value Fund   A Shares(1)   I-Shares   S&P 500(2)
---------------------------   -----------   --------   ----------
6/1/91                                       $10,000      $10,000
 12/91                                       $10,000      $10,902
5/1/92                             $9,500    $10,170      $10,627
 12/92                            $10,015    $11,000      $11,731
 12/93                            $11,397    $12,512      $12,911
 12/94                            $11,459    $12,580      $13,080
 12/95                            $14,670    $16,105      $17,991
 12/96                            $17,493    $19,221      $22,119
 12/97                            $22,355    $24,631      $29,496

(1) Includes maximum sales charge of 5.00%.
(2) Excludes expenses.
(3) An "A' shareholder investment at the original 4.50% sales charge is currently valued at $22,473.

 AVERAGE ANNUAL TOTAL RETURN     INCEPTION      ONE        FIVE        SINCE
       THROUGH 12/31/97            DATE         YEAR       YEAR      INCEPTION
-----------------------------------------------------------------------------------
PEGASUS GROWTH AND VALUE FUND
I Shares                            6/1/91     28.15%     17.50%        14.67%
A Shares With 5.00% Load            5/1/92     21.41%     16.22%        15.24%(/1/)
B Shares With 4.00% CDSC(3)        9/23/96     22.90%        N/A        23.36%
S&P 500 Index*                      6/1/91     33.35%     20.25%        17.84%(/2/)

(1) Return for an "A' shareholder who invested at the original 4.50% sales charge was 15.35%.
(2) Index return since 9/23/96 was 30.68%.
(3) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.


The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
*The S&P 500 Index is an unmanaged index generally representative of the U.S.
 stock market as a whole.

                                                                Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
EQUITY INDEX FUND

--------------------------------------------------------------------------------
An Interview with Richard Neumann
Portfolio Manager

--------------------------------------------------------------------------------

Q. HOW DID THE EQUITY INDEX FUND PERFORM LAST YEAR?
The Fund returned 32.97% (I shares) last year compared with a 33.35% return for the S&P 500 Index.

Q. WHAT ACCOUNTED FOR THE DIFFERENCE BETWEEN THE FUND'S RETURN AND THAT OF THE MARKET?
Last year, the entire difference was more than accounted for by management fees. If fees are excluded, the Fund's return would have been slightly higher than the Index. In addition to management fees, we would expect small deviations to occur due to transaction costs and small differentials between securities' weights in the Fund and in the S&P 500 Index. Over time we would expect only a small negative variance from the underlying performance of the S&P 500 Index.

Q. WHAT HAS BEEN THE LONGER-TERM RECORD FOR THE FUND?
For the past five years, the Fund's compound annual return totals 20.21% versus 20.25% for the market.

 18
    Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
EQUITY INDEX FUND -- (CONTINUED)

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTED IN THE
                       PEGASUS EQUITY INDEX FUND AND THE
                                 S&P 500 INDEX*

                           [LINE GRAPH APPEARS HERE]

Pegasus Equity Index Fund
                             A-Shares(1)   I-Shares   S&P 500(2)
7/10/92                        $ 9,700      $10,000     $10,000
 Dec-92                        $10,331      $10,648     $10,657
 Dec-93                        $11,340      $11,688     $11,736
 Dec-94                        $11,456      $11,807     $11,891
 Dec-95                        $15,735      $16,219     $16,355
 Dec-96                        $19,273      $19,880     $20,108
 Dec-97                        $25,573      $26,434     $26,814

(1) Includes maximum sales charge of 3.00%.
(2) Excludes expenses.

AVERAGE ANNUAL TOTAL RETURN     INCEPTION        ONE          FIVE           SINCE
     THROUGH 12/31/97             DATES          YEAR         YEAR         INCEPTION
-------------------------------------------------------------------------------------
PEGASUS EQUITY INDEX FUND
I Shares                         7/10/92        32.97%       19.94%       19.41%
A Shares With 3.00% Load         7/10/92        28.71%       19.15%       18.69%
B Shares With 3.00% CDSC(2)      9/23/96        28.71%       N/A          29.78%
S&P 500 Index*                   7/10/92        33.35%       20.25%       19.72%(/1/)

(1) Index return since 9/23/96 was 30.68%.
(2) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
*The S&P 500 Index is an unmanaged index generally representative of the U.S.
 stock market as a whole.

                                                                Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
An Interview with Richard Kost
Portfolio Manager

--------------------------------------------------------------------------------

WHAT IS THE NATURE OF THE FUND AND ITS OBJECTIVES?
The Fund is an equity mutual fund which invests primarily in equity securities of non-U.S. companies. The Fund's objective is to achieve long-term capital appreciation. The Fund seeks to achieve this objective by emphasizing active country selection involving global economic, financial, and political assessments together with valuation analysis of selected countries' securities markets. The Fund may exhibit more volatility than the U.S. equity market in general.

HOW DID THE FUND DO IN 1997?
For the year ended December 31, 1997, the Fund returned 4.0% (I Shares). The Fund's return outperformed the Morgan Stanley Capital International EAFE Index (EAFE Index) return of 1.8%. The EAFE Index is a market value weighted index of about 1,100 equity securities issued by non-U.S. companies with a total market value of approximately US $5.9 trillion. This index is not subject to the expenses of a mutual fund. The Fund outperformed the EAFE Index primarily due to its underweighting of equities in Japan and overweighting of equities in Latin America.

WHAT WAS THE INVESTMENT ENVIRONMENT THAT THE FUND OPERATED IN?
International equity markets appreciated during 1997 as continued economic growth and modest inflationary pressures resulted in lower interest rates. The Morgan Stanley Capital International EAFE Index returned 1.8% in U.S. dollar terms for the year. European equity markets advanced 23.8% in U.S. dollar terms on good earnings gains and lower interest rates. The Japanese stock market lagged with a U.S. dollar return of -23.7%. This stock market declined during the year on concerns about the sluggish economy, and investor uncertainty about the competitive position of Japanese banks in a less regulated environment. The MSCI Pacific ex-Japan index declined 31.0%, led by a return of -68.3% in Malaysia. The Asian turmoil appears to reflect uncertainties about the region's financial systems and political instability in several countries governments. Latin American equity markets advanced 31.6% (MSCI Latin America free) as economic growth accelerated in a more stable environment.

WHAT IS YOUR LONG TERM OUTLOOK FOR INTERNATIONAL EQUITY INVESTING?
Over the long term, international equities have historically provided returns superior to U.S. large capitalization stocks, although at a higher level of volatility. We continue to recommend that long-term investors have a portion of their assets invested internationally to capture the benefits of portfolio diversification and potential capital appreciation.

GIVEN YOUR OUTLOOK HOW HAVE YOU ALLOCATED THE FUND'S ASSETS?
At year end, 60% of the Fund's assets were invested in Europe. Approximately 19% were invested in the Far East, of which 13% were in Japan. Investments in Latin American countries represented 16% of assets and cash equivalents accounted for 5%.*
* The portfolio composition is subject to change.

International investing is subject to certain factors such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and differences in auditing and other financial standards.

 20
    Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
INTERNATIONAL EQUITY FUND -- (CONTINUED)

--------------------------------------------------------------------------------

  GROWTH OF $10,000 INVESTED IN THE PEGASUS INTERNATIONAL EQUITY FUND AND THE
                                MSCI EAFE INDEX*

                             [LINE GRAPH APPEARS HERE]

Pegasus International Equity Fund

                       A-SHARES(1)       I-SHARES            EAFE(2)
12/3/94                  $9,500           $10,000            $10,000
 Dec-94                  $9,504           $10,005            $10,012
 Mar-95                  $9,665           $10,174            $10,198
 Jun-95                 $10,004           $10,531            $10,273
 Sep-95                 $10,339           $10,883            $10,701
 Dec-95                 $10,595           $11,153            $11,134
 Mar-96                 $10,896           $11,470            $11,456
 Jun-96                 $11,102           $11,687            $11,637
8/26/96
 Sep-96                 $11,099           $11,710            $11,623
 Dec-96                 $11,390           $12,021            $11,808
 Mar-97                 $11,280           $11,913            $11,623
 Jun-97                 $12,524           $13,238            $13,130
 Sep-97                 $12,777           $13,513            $13,037
 Dec-97                 $11,810           $12,499            $12,016

(1) Includes maximum sales charges of 5.00%.
(2) Excludes expenses.
(3) An "A' shareholder investment at the original 4.50% sales charge is currently valued at $11,872.

   AVERAGE ANNUAL TOTAL RETURN         INCEPTION           ONE             SINCE
        THROUGH 12/31/97                 DATE             YEAR           INCEPTION
-----------------------------------------------------------------------------------
PEGASUS INTERNATIONAL EQUITY FUND
I Shares                                12/3/94           3.98%          7.51%
A Shares With 5.00% Load                12/3/94          (1.49)%         5.55%(/1/)
B Shares With 4.00% CDSC (3)            8/26/96           (.88)%         1.35%
MSCI EAFE Index*                        12/3/94           1.77%          6.84%(/2/)

(1) Return for an "A' shareholder who invested at the original 4.50% sales charge was 5.73%.
(2) Index return since 8/26/96 was 3.00%.
(3) The performance of the B Shares will be less than the performance Shares for the I-Shares due to the differences in loads and fees paid by Shareholders investing in the different classes.


The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
*The MSCI EAFE Index is an unmanaged index generally representative of the foreign equity market as a whole.

                                                                Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
BOND AND INTERMEDIATE BOND FUNDS

--------------------------------------------------------------------------------
An Interview with Doug Swanson
Portfolio Manager

--------------------------------------------------------------------------------

Q. HOW DID THE BOND AND INTERMEDIATE BOND FUNDS PERFORM IN 1997?
With rates generally moving lower in 1997 both Funds had another great year relative to their benchmarks and peers. For the Bond Fund's fiscal year ended December 31, 1997 the Fund provided a total return of 9.97% (I Shares) versus 9.65% for its Index the Lehman Brothers Aggregate Bond Index. This return also placed the Fund fourth out of 123 in its Lipper category (Intermediate U.S. Government) for the year. For the five years ended December 31, 1997 the Fund placed first out of 49 funds in the same Lipper category. For the Intermediate Bond Fund's fiscal year ended December 31, 1997 the Fund provided a total return of 8.37% (I Shares) versus 7.87% for its Index the Lehman Intermediate Government/Corporate Index. This placed the Fund first out of 92 in its Lipper category (Short-Intermediate U.S. Government). For the five years ended December 31, 1997 the Fund placed first out of 49 funds in the same Lipper category.

Q. WHAT WERE THE PRIMARY REASONS FOR THESE FUNDS' GOOD PERFORMANCE? Similarly to 1996, our overweighting in mortgage backed securities was a positive, as this sector outperformed most of the year. Also, our security selection within this sector was excellent as many of our individual (Collateralized Mortgage Obligations (CMOs)) holdings outperformed generic securities.

Q. HOW DID THE CRISIS IN THE ASIAN FINANCIAL MARKETS AFFECT THE FUNDS?
The biggest effect was to create a "flight to quality" that extended the rally in U.S. fixed income markets. This clearly had a positive effect on the Funds' absolute returns. The Funds had no direct exposure to Asian creditors, many of which had their ratings slide to below investment grade. The flight to quality did result in returns on corporate bonds significantly lagging that of similar duration U.S. Treasuries. The Funds' underweighting in this sector versus their respective benchmark index had a positive impact on performance in the fourth quarter.

Q. WHAT ARE THE FUNDS' CURRENT DURATION AND WHY IS THAT IMPORTANT?
As of December 31, 1997, the Bond Fund had a duration of 4.4 versus 4.6 for its benchmark index and the Intermediate Fund had a duration of 3.2 versus 3.4 for its Index. This is important because duration is a measure of interest rate risk of a portfolio or security. The higher the duration the higher the interest rate risk.

Q. WHAT ARE THE FUNDS' SECTOR ALLOCATIONS?
At the end of 1997 the Bond Fund held 40% in U.S. Treasuries, 44% in Mortgage Backed Securities, 11% in Asset Backed Securities, 4% in Corporates and 1% in money market funds. Also, the Fund held 96% in AAA securities. For the Intermediate Bond Fund, 41% was invested in U.S. Treasuries, 39% in mortgage backed securities, 18% in asset backed securities and 2% in Corporates. Also, 97% of the assets in the Fund were rated AAA.

Q. WHAT ARE SOME OF YOUR STRATEGIES FOR 1998?
We will continue to keep the duration of the Funds' similar to that of their respective benchmark index. Our long-term view on the bond market remains positive, although we believe we will remain within a range during most of 1998. We have increased our holdings of short duration AAA rated asset-backed securities and believe these will outperform similar duration Treasuries. Although the mortgage-backed sector is not as undervalued as it was at the end of 1996, we think there are still many opportunities in this sector. Finally, we will continue to stress higher quality securities.

 Neither the Lehman Aggregate Bond Index or Intermediate Government/Corporate Bond Index is subject to the expenses of a mutual fund.

 22
    Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
BOND AND INTERMEDIATE BOND FUNDS -- (CONTINUED)

--------------------------------------------------------------------------------

  GROWTH OF $10,000 INVESTED IN THE PEGASUS BOND FUND AND THE LEHMAN BROTHERS
                             AGGREGATE BOND INDEX*

                           [LINE GRAPH APPEARS HERE]

Pegasus Bond Fund
                                            Lehman Brothers
            I-Shares    A Shares (1)    Aggregate Bond Index (2)
 5/31/91
  6/1/91    $10,000                              $10,000
12/31/91    $11,070                              $11,098
 6/30/92    $11,332       $ 9,851                $11,398
12/31/92    $11,796       $10,253                $11,919
 6/30/93    $12,794       $11,121                $12,742
12/31/93    $13,139       $11,422                $13,082
 6/30/94    $12,486       $10,854                $12,576
12/31/94    $12,220       $10,623                $12,700
 6/30/95    $14,022       $12,189                $14,154
12/31/95    $15,122       $13,145                $15,046
 6/30/96    $14,964       $13,007                $14,864
12/31/96    $15,890       $13,799                $15,593
 6/30/97    $16,402       $14,221                $16,075
12/31/97    $17,474       $15,131                $17,098

(1) Includes maximum sales charge of 4.50%.
(2) Excludes expenses.

     AVERAGE ANNUAL TOTAL RETURN        INCEPTION    ONE    FIVE      SINCE
          THROUGH 12/31/97                DATE      YEAR    YEARS   INCEPTION
-----------------------------------------------------------------------------
PEGASUS BOND FUND
I Shares -- Net of Fees                  6/1/91     9.97%   8.18      8.84%
A Shares With 4.50% Load                 5/1/92     4.72%   7.10      7.58%
B Shares With 4.00% CDSC(1)              8/26/96    4.91%    N/A      7.42%
Lehman Brothers Aggregate Bond Index*    6/1/91     9.65%   7.48      8.49%

(1) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
* The Lehman Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole.

                                                                Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
BOND AND INTERMEDIATE BOND FUNDS -- (CONTINUED)

--------------------------------------------------------------------------------

  GROWTH OF $10,000 INVESTED IN THE PEGASUS INTERMEDIATE BOND FUND AND LEHMAN
             BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX*

                           [LINE GRAPH APPEARS HERE]
                                (TABLE TO COME)

(1) Includes sales charge of 3.00%.
(2) Excludes expenses.
(3) An "A' shareholder investment with the original 4.50% sales charge is currently valued at $14,065.

  AVERAGE ANNUAL
   TOTAL RETURN                      INCEPTION      ONE      FIVE         SINCE
 THROUGH 12/31/97                      DATE        YEAR      YEARS      INCEPTION
---------------------------------------------------------------------------------
PEGASUS INTERMEDIATE BOND FUND
I Shares -- Net of Fees               6/1/91       8.37%     6.82%      7.57%
A Shares With 3.00% Load              5/1/92       4.80%     6.08%      6.49%(1)
B Shares With 3.00% CDSC(2)           9/23/96      4.32%     N/A        6.29%
Lehman Brothers Intermediate
 Government/Corporate Bond Index*     6/1/91       7.87%     6.66%      7.67%

(1) Return for an "A' shareholder who invested at the original 4.50% sales charge was 6.20%.
(2) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
*The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index generally representative of the intermediate-term government and corporate bond market as a whole.

    Pegasus Funds
 24

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
SHORT BOND FUND

--------------------------------------------------------------------------------
An Interview with Rick Cipicchio
Portfolio Manager

--------------------------------------------------------------------------------

Q. HOW DID THE SHORT BOND FUND PERFORM IN 1997?
The Fund's I shares returned 6.20% versus 6.67% for the Salomon Brothers Government/Corporate 1-3 Year Bond Index. The index, however, is not subject to the expenses of a mutual fund. The Fund's return compared favorably to the Lipper Short U.S. Government Universe Average of 5.82% for the year.

Q. WHAT FACTORS AFFECTED THE RETURNS OF THE FUND?
The Fund's absolute return was enhanced by the decline in interest rates. The one, two and three-year Treasuries declined by 1, 23, and 34 basis points, respectively. The Fund's position in mortgage-backed and asset-backed securities helped returns due to their higher yield.

Q. WHAT IS THE FUND'S CURRENT DURATION AND WHY IS IT IMPORTANT?
As of December 31, 1997, the Short Bond Fund duration was 1.6 years versus 1.7 years for the Salomon Brothers Government/Corporate 1-3 year Bond Index. Duration is a measure of interest rate risk of a portfolio or security. The higher the duration the higher the interest rate risk.

Q. HOW DOES THIS DURATION COMPARE TO OTHER FUNDS?
The duration of the Short Bond Fund has the shortest duration of any Pegasus taxable bond fund. This generally allows the Fund to have a more stable NAV versus funds with longer duration. It is also important to realize that this is not a money market fund and the NAV will fluctuate from day to day.

Q. WHAT IS THE SHORT BOND FUND'S SECTOR ALLOCATION?
At the end of 1997, the Fund held 50% in Treasuries/Agencies, 15% in mortgage-backed securities, 18% in asset-backed securities and 17% in high quality corporate securities. The portfolio held 84% AAA rated securities and 16% in A or AA rated securities.*

WHAT ARE SOME OF YOUR STRATEGIES FOR 1998?
The Fund remains overweighted in mortgage-backed and asset-backed securities and will continue to selectively add asset-backed securities. The Fund will also seek high quality corporation securities that have excellent risk/return characteristics.

*The portfolio's composition is subject to change.

                                                                Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
SHORT BOND FUND -- (CONTINUED)

--------------------------------------------------------------------------------

   GROWTH OF $10,000 INVESTED IN THE PEGASUS SHORT BOND FUND AND THE SALOMON
               BROTHERS GOVERNMENT/ CORPORATE 1-3 YEAR BOND INDEX

                           [LINE GRAPH APPEARS HERE]
                                (TABLE TO COME)

(1) Includes sales charge of 1.00%.
(2) Excludes expenses.
(3) An "A' shareholder investment with the original 3.00% sales charge is currently valued at $11,821.

            AVERAGE ANNUAL TOTAL RETURN              INCEPTION  ONE    SINCE
                 THROUGH 12/31/97                      DATE    YEAR  INCEPTION
-------------------------------------------------------------------------------
PEGASUS SHORT BOND FUND
I Shares -- Net of Fees                               9/17/94  6.20%   6.31%
A Shares With 1.00% Load                              9/17/94  4.86%   5.87%(1)
B Shares no CDSC(2)                                   9/23/96  5.19%   5.72%
Salomon Brothers Government/Corporate 1-3 year Bond
 Index*                                               9/17/94  6.67%   6.84%

(1) Return for an "A' Shareholder who invested at the original 3.00% sales charge was 5.22%.
(2) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
*The Salomon Brothers Government/Corporate 1-3 year Bond Index is an unmanaged index generally representative of the short-term government and corporate bond market.

    Pegasus Funds
 26

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
MULTI SECTOR BOND FUND

--------------------------------------------------------------------------------
An Interview with Mark Jackson
Portfolio Manager

--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM IN 1997?
The Fund's I Shares provided a total return of 8.86% in 1997. This compares favorably to the Lipper Intermediate Investment Grade Bond Fund average net total return of 8.57%. The total return for the Lehman Brothers
Government/Corporate Index was 9.76%.

Q. WHAT FACTORS AFFECTED THE RETURN OF THE MULTI SECTOR BOND FUND DURING THE
YEAR?
The Fund's absolute return was helped by the downward move in long-term interest rates. The yield on the benchmark ten year Treasury Note declined nearly 70 basis points in 1997. The Fund's relative performance was adversely affected by a slightly cautious interest rate outlook and by lagging performance of the Fund's overweighted corporate bond and asset-backed securities positions.

Q. THE FUND HAS UNDERGONE SOME CHANGES, COULD YOU EXPLAIN THEM?
The Fund is now investing in mortgage-backed securities, in addition to U.S. Treasury and Agency securities, corporate bonds and asset-backed securities. This change was made to allow shareholders to benefit from the diversification and return potential of the mortgage-backed security sector. Anticipating trends in interest rates will play a slightly larger role in the performance of the Fund relative to the benchmark index. These changes are designed to enhance the long-term total return and income of the fund. Also, the name of the Fund was changed from the Income Fund to the Multi Sector Bond Fund to better reflect the balanced nature of the Fund's investments and management style.

Q. HOW DID THE CRISIS IN THE ASIAN FINANCIAL MARKETS AFFECT THE FUND?
The biggest effect was to create a "flight to quality" that extended the rally in U.S. fixed income markets. This clearly had a positive effect on the Fund's absolute return. The Fund had no direct exposure to Asian creditors. Many of these issuers saw their credit ratings slide below investment grade. The flight to quality did, however, cause corporate bond and asset-backed security returns to lag returns for U.S. Treasury securities. The Fund's overweighted position in both these sectors had a negative impact on fourth quarter performance relative to the benchmark index.

Q. WHAT ARE SOME OF YOUR STRATEGIES FOR 1998?
We plan to remain overweighted in corporate and asset-backed securities in anticipation of a rebound from the fourth quarter weakness in these sectors and mortgage-backed securities with superior risk/return characteristics will continue to be added to the portfolio. We believe the Fund is well positioned to outperform the benchmark index.

                                                                Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
MULTI SECTOR BOND FUND -- (CONTINUED)

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTED IN THE
                        PEGASUS MULTI SECTOR BOND FUND*
                        AND LEHMAN BROTHERS GOVERNMENT/
                             CORPORATE BOND INDEX**

                           [LINE GRAPH APPEARS HERE]


Pegasus Multi-Sector Bond Fund
                                                                 Lehman Brothers
                                                             Government Corporate Bond
               I-Shares    A Shares (1)   B Shares (1)               Index (2)
  3/5/93       10000          9700                                   10000
12/31/93       10376         10065                                   10532
 6/30/94       10173          9881                                   10076
12/31/94       10277          9969                                   10163
 6/30/95       11362         11000                                   11361
12/31/95       12079         11684                                   12118
 6/30/96       11894         11475                                   11890
12/31/96       12458         12005                                   12470
 6/30/97       12766         12286                                   12812
12/31/97       13562         13035                                   13687

(1) Includes sales charge of 3.00%.
(2) Excludes expenses.

           AVERAGE ANNUAL TOTAL RETURN             INCEPTION            SINCE
                THROUGH 12/31/97                     DATE    ONE YEAR INCEPTION
-------------------------------------------------------------------------------
PEGASUS MULTI SECTOR BOND FUND*
I Shares                                            *3/5/93   8.86%     6.52%
A Shares With 3.00% Load                            *3/5/93   5.33%     5.65%
B Shares With 2.00% CDSC(1)                        *5/31/95   5.75%     5.56%
Lehman Brothers Government/Corporate Bond Index**   3/5/93    9.76%     6.72%

(1) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
*Formerly the Pegasus Income Fund
**The Lehman Government/Corporate Bond Index is an unmanaged index generally representative of the government and corporate bond market as a whole.

    Pegasus Funds
 28

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
An Interview with Claude Erb
Portfolio Manager

--------------------------------------------------------------------------------

Q. HOW DID THE INTERNATIONAL BOND FUND PERFORM IN 1997?
The Fund was able to outperform its benchmark for the third straight year (second calendar year). The International Bond Fund had a total return of -4.25% (I Shares) versus -4.26% for the Salomon Brothers Non-US Government Bond Index (US dollars unhedged) for the year ended December 31, 1997. Given the volatile and trying times in the global bond market in 1997, we were happy to outperform our benchmark.

Q. WHAT IN PARTICULAR DROVE THE FUND'S PERFORMANCE?
We can say that interest rate bets did not drive performance. The Fund, for the most part, had a neutral stance towards interest rates in 1997. That is the Fund maintained a duration, or interest rate sensitivity, similar to that of its underlying benchmark. However the Fund did make some active decisions towards the countries in which it was invested.

Q. IF COUNTRY SELECTION IS IMPORTANT FOR THE FUND, WHAT MARKETS DID YOU EMPHASIZE DURING 1997?
Japan is the largest country in the non-US government bond market. We continued our long-standing underweighting of Japan, which returned
-4.84%. We have felt for some time that the low yields in Japan do not compensate us for the risk involved there. A disappointing market was New Zealand with a -12.3% return whose currency was caught up in the Asian crisis. In the fourth quarter the Fund also increased its weighting in the emerging markets. Investments in Argentina, Brazil and Russia all experienced significant volatility during this period.

Q. WE HAVE HEARD A GREAT DEAL ABOUT THE TURMOIL IN ASIA. HOW HAS THIS AFFECTED THE FUND?
As mentioned, the Asian crisis had a spillover effect in other emerging markets. We saw the yields in those markets increase dramatically as the crisis unfolded. Some stability returned towards the end of the year, but the markets did not rebound entirely. The Asian crisis also prompted more strength in the US dollar. The overall market's poor performance was driven by the strength in the dollar. In fact the currency-hedged version of the Salomon Brothers Non-US Government Bond Index increased 11.07% for the year. Other Asian markets, i.e. Australia and New Zealand, were also hurt by their economic ties to the region.

Q. WHAT AFFECT WILL THE CREATION OF THE EURO HAVE ON THE FUND?
The European markets experienced falling interest rates and depreciating currencies. Some of the best performing continental markets were those non-core markets, i.e. Italy and Spain, which will be helped by their inclusion in the first round of the Euro. The introduction of the Euro will be a long and tumultuous process. It is one of the largest and most important monetary experiments ever undertaken. With the elimination of a number of currencies, the European markets will be driven solely by macroeconomic and credit concerns.

Q. HOW DO YOU HAVE THE FUND POSITIONED FOR 1998?
In regards to interest rate sensitivity, the Fund remains largely duration neutral. We do not believe that global interest rates have a great deal of room to fall in 1998. Our primary emphasis remains to underweight Japan. Japan still has significant macroeconomic problems it needs to work through. In our search for high risk-adjusted yields we have begun emphasizing the emerging markets. We feel that the greatest opportunities lie in these markets. However, some developed markets like Australia and New Zealand continue to remain attractive. In the fast-changing world of bond markets, unforeseen investment opportunities arise from time to time. We will continue to seek out these attractive risk/reward opportunities.

*The portfolio's composition is subject to change. International investing is subject to certain factors such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and differences in auditing and other financial standards.

                                                                Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
INTERNATIONAL BOND FUND -- (CONTINUED)

--------------------------------------------------------------------------------

   GROWTH OF $10,000 INVESTED IN THE PEGASUS INTERNATIONAL BOND FUND AND THE
             SALOMON BROTHERS NON-U.S. WORLD GOVERNMENT BOND INDEX*

                           [LINE GRAPH APPEARS HERE]

                                                 SALOMON BROTHERS
                                                  NON-U.S. WORLD
              I SHARES    A SHARES    B SHARES       GOVERNMENT
   1/27/95     $10,000      $9,550     $10,000        $10,000
   6/30/95     $11,703     $11,280     $11,658        $11,770
  12/31/95     $12,210     $11,743     $12,090        $11,722
   6/30/96     $12,224     $11,725     $12,028        $11,570
  12/31/96     $12,941     $12,402     $12,696        $12,200
   6/30/97     $12,488     $11,955     $12,207        $11,820
  12/31/97     $12,391     $11,849     $11,756        $11,680


(1) Includes sales charge of 4.50%.
(2) Includes contingent deferred sales charge of 3.00%.
(3) Excludes expenses.


          AVERAGE ANNUAL TOTAL RETURN            INCEPTION            SINCE
               THROUGH 12/31/97                    DATE    ONE YEAR INCEPTION
-----------------------------------------------------------------------------
PEGASUS INTERNATIONAL BOND FUND
I-Shares                                          1/27/95   -4.25%    7.59%
A-Shares With 4.50% Load                          1/27/95   -8.76%    5.96%
B-Shares With 3.00% CDSC                          1/27/95   -7.79%    5.68%
Salomon Brothers Non-U.S. World Government Bond
 Index*                                           1/27/95   -4.26%    5.44%



The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
*The Salomon Brothers Non-U.S. Government Bond Index is an unmanaged index generally representative of the world government bond markets.

    Pegasus Funds
 30

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
An Interview with Mark Durbiano and Constantine Kartsonas
Portfolio Managers

--------------------------------------------------------------------------------

Q. WHAT FACTORS IMPACTED THE HIGH YIELD MARKET DURING 1997?
The Pegasus High Yield Bond Fund made its initial investments into the high yield bond market during July, 1997. From July 31, 1997 through December 31, 1997, the high yield market generated attractive relative returns. For example, the Lehman Brothers High Yield Bond Index returned 3.71% for the period versus 3.58% for the Lehman Aggregate Index, a measure of high quality bond performance. The major factor for the superior relative performance of high yield bonds was the almost ideal economic environment which existed for most of 1997. Strong steady economic growth coupled with low inflation resulted in declining interest rates (the yield on 10-year US government securities declined about 60 basis points) and good operating performance for most high yield issuers. The high yield market also benefited from strong demand for high yield securities as investors were attracted to the historically strong total return performance of the marketplace and the attractive yields offered by high yield securities in a falling interest rate environment. During the fourth quarter, the high yield market was negatively impacted by turmoil in Asia as investors attempted to quantify Asia's impact on domestic economic growth in 1998.

Q. WHAT IN PARTICULAR DROVE THE FUND'S PERFORMANCE?
The Pegasus High Yield Bond Fund outperformed both the Lipper High Current Yield Fund Average and the Lehman Brothers High Yield Bond Index for the 5 months ended December 31, 1997. Several factors benefited the fund versus the benchmarks. The Fund's largest industry exposures have been (and continue to be) telecommunications, cable and broadcasting. These three sectors generated very strong performance versus the market during the period. The Fund was generally underweighted in basic industries such as steel, forest products and commodity chemicals. These sectors underperformed especially in the fourth quarter as economic concerns about 1998 began to increase. The portfolio also had no exposure to emerging Asian markets which were negatively impacted in the fourth quarter by economic and currency turmoil. Several portfolio holdings were involved in corporate finance activities such as mergers, initial public offerings (IPO's) and tenders which proved beneficial to bondholders. For example, Ralph's Grocery and Brooks Fiber have announced plans to be acquired while AMF and International Home Foods did initial stock offerings. Finally, the portfolio benefited from outstanding individual security selection avoiding major deteriorating situations while holding numerous strong performers. Nextel, Teleport, American Communications and Echostar were particularly strong performers.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD?
As we look to 1998, the main area of uncertainty is what impact the developing problems in Asia will have on U.S. economic growth, inflation and equity markets. It would appear that the problems in Asia will serve to slow the U.S. economy and reduce inflation much like a Federal Reserve tightening. This could serve to head off inflationary fears, reduce the likelihood of a Fed tightening and extend the economic expansion. An extended economic expansion would be a long term positive for high yield bonds. The risk is that Asia's problems have a greater impact on the U.S. economy and push the domestic economy into recession. Superior credit selection will be essential in 1998 and the odds-on-bet is for slower economic activity which could lead to negative credit surprises. From a portfolio perspective, we continue to like companies that are benefiting from secular growth like telecommunications and companies in consolidating businesses like cable and broadcasting.
Although the Fund's yield may be higher than that of fixed income Funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund's share price will decline.

                                                                Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
HIGH YIELD BOND FUND

--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN THE PEGASUS HIGH YIELD BOND FUND AND THE LEHMAN
                        BROTHERS HIGH YIELD BOND INDEX*

                           [LINE GRAPH APPEARS HERE]

                                                                                        Lehman Brothers
                                                                                        High Yield Bond
High Yield Bond Fund   I Shares Net   A Shares w/4.50% Load    B Shares w/ 5%  CDSC          Index
--------------------   ------------   ---------------------    --------------------     ---------------
6/30/97                      10,000                   9,550                  10,000              10,000
   7/97                      10,177                   9,665                  10,120              10,275
   8/97                      10,183                   9,598                  10,050              10,251
   9/97                      10,411                   9,749                  10,210              10,454
  10/97                      10,381                   9,721                  10,162              10,464
  11/97                      10,479                   9,809                  10,248              10,564
  12/97                      10,637                   9,950                   9,894              10,656

(1) Includes sales charge of 4.50%.
(2) Includes contingent deferred sales charge of 5.00%.
(3) Excludes expenses.

     AVERAGE ANNUAL TOTAL RETURN                 INCEPTION                     SINCE
           THROUGH 12/31/97                        DATE                      INCEPTION
--------------------------------------------------------------------------------------
PEGASUS HIGH YIELD BOND FUND
I Shares                                          6/30/97                      6.37%
A Shares With 4.50% Load                          6/30/97                     -0.49%
B Shares With 5.00% CDSC                          6/30/97                     -1.06%
Lehman Brothers High Yield Bond Index*            6/30/97                      6.56%

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception data. In such instances, and without waiver of fees, total return would have been lower.
*The Lehman Brothers High Yield Bond Index is an unmanaged index generally covering the universe of fixed rate, publicly issued, non investment grade debt registered with the SEC.

    Pegasus Funds
 32

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
An Interview with Robert Grabowski
Portfolio Manager

--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE YEAR ENDED DECEMBER 31, 1997?
The Fund's I share return was 9.32% versus 9.19% for the Lehman Brothers Municipal Bond Index (Index). The index, however, is not subject to the expenses of a mutual fund. The Fund's return compared favorably to the average return of 9.11% in the Lipper General Municipal Debt Funds peer group.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
The outperformance by the Fund relative to the Index during the year was attributable to its longer duration, overweighting in the revenue and insured sectors, and its underweighted stance in prerefunded bonds. The minimal average cash position of the Fund also added to the incremental return. The Fund's overweighting in the housing sector and callable bond position were the main reasons for a drag on performance. The Fund's high quality position was also a negative as overall quality spreads narrowed dramatically.

Q. WHAT ARE THE FUND'S INVESTMENT CHARACTERISTICS?
As of December 31, 1997, the Fund held 44% in insured securities, 33% in revenue securities, 21% in general obligation bonds, and 2% in prerefunded bonds. The Fund remains in higher credit-quality issues: 80% of the Fund is rated AA or better. The remaining 20%, of which 10% is rated A and 10% rated Baa, are issues which help enhance the yield in the Fund through selectively adding minimal credit risk.* The Fund's average maturity on a call-adjusted basis was 10.4 years versus 8.4 years for the Index, and its duration (a measure of interest rate risk) was 7.4 years versus 6.2 years for the Index.

Q. WHY WAS THE FUND'S CASH POSITION AT YEAR-END SO LOW AND WHAT IS YOUR PHILOSOPHY REGARDING CASH?
The Fund's cash position at year end was purposely taken down to a bare minimum to stay fully invested in anticipation of a continued decline in interest rates and to position itself to benefit from the "January Effect" (low municipal bond issuance coupled with heavy cash flow in the market from maturities and coupon payments). For the year, the Fund's average cash position was just slightly over one percent. This practice allows for the Fund to provide as steady a dividend stream as possible by using a minimal amount of lower-yielding cash equivalent securities when repositioning of the portfolio is warranted.

Q. WHAT WAS THE OVERALL PERFORMANCE OF THE MUNICIPAL MARKET DURING 1997?
The municipal bond market outperformed the taxable bond market on a relative basis, but not on an absolute basis, for the year as indicated by the returns of the Lehman Brothers Municipal Bond and Aggregate Bond indices. The drop in interest rates also had a profound effect on the municipal market as new-issue volume increased substantially during the year, totaling $220.4 billion, up 19% from the prior year and, was the third highest issuance of tax- exempt debt in the history of the market. For the year, the best performing investment grade sector of the municipal bond market was revenue securities with a 9.81% return. Insured, general obligation, and prerefunded bonds returned 9.58%, 8.80%, and 6.17% respectively. The best performing component of the revenue sector was hospital bonds and the worst performing element was electric utilities.

Q. WHAT ARE SOME OF YOUR STRATEGIES FOR 1998?
We plan to continue to maintain the Fund's current long-duration position as municipal bonds remain attractive versus Treasuries on a ratio basis and the probability that the Fed will not move anytime soon in changing monetary policy until the current turmoil in the Asian market subsides. The Fund will be looking to add structure (modest discounts with good call protection) to the portfolio. The maturity range of preference is the intermediate sector (12 to 17 years) as nearly 95 percent of the municipal yield curve is captured and should offer the best relative value total return. Also, with the historic narrow quality spreads, the Fund will look to add incremental return by selectively adding revenue bonds for incremental return pick-up.
*The portfolio's composition is subject to change.

                                                                Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
MUNICIPAL BOND FUND -- (CONTINUED)

--------------------------------------------------------------------------------

  GROWTH OF $10,000 INVESTED IN THE PEGASUS MUNICIPAL BOND FUND AND THE LEHMAN
                         BROTHERS MUNICIPAL BOND INDEX*

                           [LINE GRAPH APPEARS HERE]

                                        Lehman Brothers
                   A Shares             Municipal Bond Index
    3/1/88         9,550                10,000
      6/88         9,489                10,075
     12/88        10,147                10,526
      6/89        10,809                11,223
     12/89        11,166                11,662
      6/90        11,414                11,987
     12/90        12,033                12,512
      6/91        12,549                13,068
     12/91        13,458                14,031
      6/92        14,014                14,606
     12/92        14,728                15,267
      6/93        15,652                16,353
     12/93        16,309                17,142
      6/94        15,882                16,381
     12/94        15,987                16,256
      6/95        17,587                17,825
     12/95        18,588                19,094
      6/96        18,468                19,009
     12/96        19,316                19,942
      6/97        19,898                20,581
     12/97        21,079                21,777


(1) Includes sales charge of 4.50%.
(2) Excludes expenses.

     AVERAGE ANNUAL TOTAL RETURN       INCEPTION                       SINCE
          THROUGH 12/31/97               DATE    ONE YEAR FIVE YEARS INCEPTION
------------------------------------------------------------------------------
PEGASUS MUNICIPAL BOND FUND
I Shares(1)                             2/1/95    9.32%       N/A      9.28%
A Shares With 4.50% Load                3/1/88    4.22%      6.45      7.88%
B Shares With 3.00% CDSC(1)             4/4/95    5.26%       N/A      6.09%
Lehman Brothers Municipal Bond Index*   3/1/88    9.19%      7.36      8.24%

(1) The performance of the I and B Shares will be more or less than the A Shares due to the differences in loads and fees paid by shareholders investing in the different classes.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
*The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of the municipal bond market as a whole.

    Pegasus Funds
 34

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
An Interview with Jonathan Nicholl
Portfolio Manager

--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE YEAR ENDED DECEMBER 31, 1997?
The Fund's I share return was 7.29% versus 7.67% for the Lehman Brothers 7-Year Municipal Bond Index (Index). The Index, however, is not subject to the expenses of a mutual fund. The Fund's return compared favorably to the average return of 7.16% in the Lipper Intermediate Municipal Debt Funds peer group.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
Fund performance was helped by the Fund's longer duration relative to its Index, as well as the continued emphasis on bonds with good call protection and a minimal overall cash position throughout the year. The Fund's large allocation to the prerefunded sector and higher overall credit quality in a narrowing credit-spread environment were the primary reasons for a drag on performance relative to the Index.

Q. WHAT ARE THE FUND'S INVESTMENT CHARACTERISTICS?
As of December 31, 1997, the Fund held 43% in revenue securities, 25% in general obligation bonds, 20% in insured securities, and 12% in prerefunded bonds.* The Fund retains its bias towards higher credit quality, with 79% of the portfolio rated AA or higher. The call-adjusted average maturity of the portfolio was 6.7 years and its duration (a measure of interest rate risk) was
5.5 years.

Q. DOES THE ASIAN CURRENCY CRISIS AFFECT MUNICIPAL BONDS?
The credit quality of the holdings in the Fund is largely insulated from the economic problems currently facing Southeast Asia. While a small proportion of the portfolio's holdings derive their credit quality from corporate obligors, the vast majority of the Fund's investments rely on municipal project financings or operations. In addition, the high proportion of municipal bonds that carry bond insurance provides an extra layer of credit protection. Of course, the market value of the bonds will fluctuate with the general interest rate environment. The currency crisis will likely cause a slowing of overall economic growth, although the magnitude of the effect is uncertain. Generally speaking, fixed-income instruments appreciate in slowing economic climates, as inflation worries subside. As a result, we believe municipal bonds are probably one of the asset classes best insulated from the Asian crisis.

Q. WHAT TYPES OF SECURITIES WILL THE FUND BE BUYING IN 1998?
The Fund will maintain its bias towards higher credit-quality securities. Credit spreads (the yield differential between lower-rated and higher-rated securities) are historically narrow right now. As a result, we do not feel adequately compensated for taking additional credit risk in the current market environment. Thus, the Fund will continue to look primarily to the insured sector and, to a lesser extent, the general obligation sector, and de-emphasize revenue bonds. The Fund's allocation to the prerefunded sector will also be reduced on an opportunistic basis.
*The portfolio's composition is subject to change.

                                                                Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
INTERMEDIATE MUNICIPAL BOND FUND -- (CONTINUED)

--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN THE PEGASUS INTERMEDIATE MUNICIPAL BOND FUND AND
                THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX*

                           [LINE GRAPH APPEARS HERE]


                                                    Lehman Brothers 7-Year
             I-Shares     A Shares     B Shares     C Shares      Municipal Bond
 3/1/88      $ 9,700
   6/88        9,882
  12/88       10,334
   6/89       10,797
  12/89       11,265                                                 10,000
   6/90       11,534                                                 10,274
  12/90       12,118                                                 10,740
   6/91       12,619                                                 11,187
  12/91       13,556                                                 11,993
   6/92                                 13,987                       12,410
  12/92                                 14,537                       12,959
   6/93                                 15,329                       13,743
  12/93                                 16,001                       14,311
   6/94                                 15,667                       13,916
  12/94                                 15,619                       13,914
1/30/95
   6/95                                 16,806                       15,062
  12/95                                 17,578                       15,883
   6/96                                 17,546                       15,896
  12/96                                 18,227                       16,579
   6/97                                 18,655                       17,018
  12/97       12,428                    19,513                       17,854


(1) Includes sales charge of 3.00%
(2) Excludes expenses

        AVERAGE ANNUAL TOTAL RETURN           INCEPTION                       SINCE
              THROUGH 12/31/97                  DATE    ONE YEAR FIVE YEARS INCEPTION
-------------------------------------------------------------------------------------
PEGASUS INTERMEDIATE MUNICIPAL BOND FUND
I Shares(1)                                    1/30/95   7.29%      N/A       7.73%
A Shares With 3.00% Load                       3/1/88    3.84%      5.42      7.03%
B Shares With 2.00% CDSC(1)                    1/30/95   4.19%      N/A       5.96%
Lehman Brothers 7-year Municipal Bond Index*  12/31/89   7.67%      6.62      7.51%

(1) The performance of the I and B Shares will be more or less than the A Shares due to the differences in loads and fees paid by shareholders investing in the different classes.



The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
* The Lehman Brothers 7-year Municipal Bond Index (which began in 1989) is an unmanaged index generally representative of the intermediate-term municipal bond market.

    Pegasus Funds
 36

PEGASUS FUNDS
MANAGEMENT DISCUSSION AND ANALYSIS
MICHIGAN MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
An Interview with Rebecca Gersonde
Portfolio Manager

--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE YEAR ENDED DECEMBER 31, 1997?
The Fund's I shares return was 9.42%, matching the return of the Lehman Brothers Michigan Municipal Bond Index (Index). The Index, however, is not subject to the expenses of a mutual fund. The Fund's return number compared favorably to the average return of 8.50% in the Lipper Michigan Municipal Debt Funds peer group.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
Positive performance by the Fund relative to the Index during the year was attributable to its longer duration, overweighting in the revenue sector, primarily hospital bonds, and an underweighting in prerefunded securities. A minimal average cash position was also a positive for the Fund's total return. Underweighting in the insured sector (the best performing sector in the Michigan market) and the propensity for holding higher credit-quality issues as credit spreads narrowed during the year hindered performance.

Q. WHAT ARE THE FUND'S INVESTMENT CHARACTERISTICS?
As of December 31, 1997, the Fund held 39% in revenue securities, 37% in insured securities, 18% in general obligation bonds, 2% in prerefunded bonds, and 4% in cash. The Fund remains primarily invested in higher credit-quality issues: 78% of the Fund is rated Aa or better. The remaining 22%, of which 16% is rated A and 6% is rated Baa, are issues which enhance the yield in the Fund through selectively adding low credit risk.* The Fund's average maturity was
8.9 years (call adjusted) and its duration (a measurement of interest rate risk) was 6.7 years.

Q. HOW DID THE MICHIGAN ECONOMY FARE DURING 1997?
The State's economy experienced another good year as the jobless rate averaged 4.2% compared to the National level of 4.9%. Michigan's unemployment numbers have consistently remained below U.S. rates for 33 consecutive months. The manufacturing sector was primarily responsible for leading the way towards the strong job growth in 1997. Michigan has made inroads towards diversifying its economy from one so heavily reliant on manufacturing (which accounts for 33% of total state personal income) to that of a service related one. Debt levels in the State remain below national averages; overall debt issuance for the year was up 8% versus 1996 levels, while the National market was up approximately 19%. Michigan's Budget Stabilization Fund ("Rainy Day Fund") ended 1997 in a surplus position with its cash reserve in excess of $1.2 billion.

Q. HAS THERE BEEN ANY NOTICEABLE CHANGE IN THE COMPOSITION OF THE MUNICIPAL MARKET?
The one area that has drawn the largest attention during the year has been the dramatic increase in bond insurance. As a percentage of total municipal debt issued during 1997, bond insurance accounted for almost 50% of the tax exempt market. The surge in bond insurance can be largely attributed to the value both issuers and investors alike feel this credit enhancement affords them, given the financial stability of the insurers and their sound historical claims-paying ability. For issuers, the premiums paid to assure timely payment of principal and interest to its bondholders (should a default situation arise) has declined so significantly that the interest savings achieved more than offsets the cost of the insurance. For the investor, not only are principal and interest payments secured, but liquidity is preserved during financial or economic pressures. With the ongoing focus placed on the insurers to maintain their AAA ratings coupled with the comfort insurance provides both issuers and investors, bond insurance will continue to play a major role in influencing and changing the municipal market.
*The portfolio's composition is subject to change.

                                                                Pegasus Funds

PEGASUS FUNDS
MANAGEMENT'S DISCUSSION AND ANALYSIS
MICHIGAN MUNICIPAL BOND FUND -- (CONTINUED)

--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN THE PEGASUS MICHIGAN MUNICIPAL BOND FUND AND THE
                      LEHMAN BROTHERS MICHIGAN BOND INDEX*

                           [LINE GRAPH APPEARS HERE]

                                                                   Lehman Brothers
Michigan Municipal I    I-Shares Net   A-Shares(1)    B-Shares     Michigan Bond
       2/1/93             $10,000        $ 9,550
         6/93             $10,533        $10,059                      $10,000
        12/93             $11,053        $10,555                      $10,470
         6/94             $10,521        $10,047                      $10,011
        12/94             $10,454        $ 9,984                      $ 9,938
         6/95             $11,400        $10,887                      $10,947
        12/95             $12,179        $11,631                      $11,770
         6/96             $12,047        $11,505                      $11,715
        12/96             $12,598        $12,016                      $12,296
         6/97             $13,009        $12,394                      $12,700
        12/97             $13,784        $13,116                      $13,455

(1) Includes sales charge of 4.50%.
(2) Excludes expenses.

   AVERAGE ANNUAL TOTAL
          RETURN                                INCEPTION  ONE  FIVE   SINCE
     THROUGH 12/31/97                             DATE    YEAR  YEAR INCEPTION
------------------------------------------------------------------------------
PEGASUS MICHIGAN MUNICIPAL BOND FUND
I Shares -- Net of Fees                          2/1/93   9.42% N/A    6.75%
A Shares With 4.50% Load                         2/1/93   4.24% N/A    5.68%
B Shares With 4.00% CDSC(1)                      9/23/96  4.26% N/A    5.39%
Lehman Brothers Michigan Municipal Bond Index*   7/1/93   9.42% N/A    6.82%

(1) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
*The Lehman Brothers Michigan Municipal Bond Index (which began in 1993) is an unmanaged index generally representative of the Michigan municipal bond market.

    Pegasus Funds
 38

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

--------------------------------------------------------------------------------

                           MANAGED ASSETS   MANAGED ASSETS MANAGED ASSETS    EQUITY        GROWTH         MID-CAP
                          CONSERVATIVE FUND BALANCED FUND   GROWTH FUND    INCOME FUND      FUND      OPPORTUNITY FUND
               -------------------------------------------------------------------------------------------------------
ASSETS:
Investment in securi-
ties:
 At cost                    $ 112,166,645   $ 248,977,942   $ 13,019,613  $ 258,050,039 $ 411,800,398 $   710,340,845
----------------------------------------------------------------------------------------------------------------------
 At value (Note 2)          $ 114,485,438   $ 253,817,691   $ 13,018,739  $ 319,032,396 $ 642,791,308 $ 1,049,752,610
Cash                                  168             127          2,954             --            --              97
Receivable for securi-
ties sold                              --           2,150             --             --        17,195       4,857,864
Receivable for fund
shares sold                        74,973          92,069        378,319          2,641       320,452         236,903
Income receivable                  18,874          52,977          2,240      1,133,604       403,863         759,470
Deferred organization
costs, net (Note 2)                40,546           9,447             --         30,151        34,100              --
Prepaids and other as-
sets                               46,065         172,850         24,001         20,714        83,032         256,677
----------------------------------------------------------------------------------------------------------------------
 TOTAL ASSETS                 114,666,064     254,147,311     13,426,253    320,219,506   643,649,950   1,055,863,621
----------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for securities
purchased                           2,693              --        317,124         13,984            --      13,403,241
Accrued investment advi-
sory fees                          62,116         137,889          6,559        135,211       297,924         514,548
Accrued transfer and
dividend disbursing
agent fees                          5,900          56,054          1,050          3,110        15,494          80,118
Accrued custodial fees              3,750           6,498          2,900          4,649         6,630           9,300
Administration fees pay-
able                               14,335          31,821          1,514         40,563        74,529         128,637
Shareholder services
fees payable (Class A
Shares)                            11,319          26,219          1,081          2,768        17,512          47,171
Shareholder services
fees payable (Class B
Shares)                             3,230           1,869          1,216            670           360             740
12b-1 fees payable
(Class B Shares)                   10,416           5,606          3,639          1,955         2,195           2,221
Dividends payable                  10,106           3,882             27         10,707            --              50
Payable for fund shares
redeemed                           19,697           5,637            100          6,200        22,923          23,198
----------------------------------------------------------------------------------------------------------------------
 TOTAL LIABILITIES                143,562         275,475        335,210        219,817       437,567      14,209,224
----------------------------------------------------------------------------------------------------------------------
 NET ASSETS                 $ 114,522,502   $ 253,871,836   $ 13,091,043  $ 319,999,689 $ 643,212,383 $ 1,041,654,397
----------------------------------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

--------------------------------------------------------------------------------

                          MANAGED ASSETS                                                            MID-CAP
                           CONSERVATIVE  MANAGED ASSETS MANAGED ASSETS    EQUITY       GROWTH     OPPORTUNITY
                               FUND      BALANCED FUND   GROWTH FUND   INCOME FUND      FUND          FUND
                         --------------------------------------------------------------------------------------
NET ASSET VALUE, OFFER-
ING PRICE AND REDEMPTION
PRICE PER SHARE:
CLASS A SHARES:
Net Assets                 $ 90,835,386   $141,803,809   $ 5,724,639   $ 12,583,119 $ 62,561,833 $  234,019,581
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue, unlimited number of
shares authorized             6,076,825     11,894,951       497,204        963,796    4,152,571     11,203,992
---------------------------------------------------------------------------------------------------------------
Net asset value per
share                      $      14.95   $      11.92   $     11.51   $      13.06 $      15.07 $        20.89
Maximum sales charge per
share(1)                           0.79           0.63          0.61           0.69         0.79           1.10
---------------------------------------------------------------------------------------------------------------
Maximum offering price
per share                  $      15.74   $      12.55   $     12.12   $      13.75 $      15.86 $        21.99
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Net Assets                 $ 13,377,680   $ 10,025,684   $ 5,936,435   $  3,156,636 $  2,160,866 $    3,965,140
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue, unlimited number of
shares authorized               893,858        755,293       522,850        241,897      145,391        374,706
---------------------------------------------------------------------------------------------------------------
Net asset value per
share                      $      14.97   $      13.27   $     11.35   $      13.05 $      14.86 $        10.58
---------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Net Assets                 $ 10,309,436   $102,042,343   $ 1,429,969   $304,259,934 $578,489,684 $  803,669,676
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue, unlimited number of
shares authorized               687,315      8,569,472       123,628     23,375,587   38,373,830     38,391,879
---------------------------------------------------------------------------------------------------------------
Net asset value per
share                      $      15.00   $      11.91   $     11.57   $      13.02 $      15.08 $        20.93
---------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET AS-
SETS:
Shares of beneficial in-
terest, at par             $    765,800   $  2,121,972   $   114,368   $  2,458,128 $  4,267,179 $    4,997,058
Additional paid-in capi-
tal                         105,416,026    232,421,785    12,502,930    249,191,647  400,810,290    688,237,503
Accumulated undistrib-
uted net investment in-
come                             64,607        193,830         2,779        298,296          118            500
Accumulated undistrib-
uted net realized gains       5,957,276     14,294,500       471,840      7,069,261    7,143,886      9,007,571
Net unrealized apprecia-
tion (depreciation) on
investments                   2,318,793      4,839,749          (874)    60,982,357  230,990,910    339,411,765
---------------------------------------------------------------------------------------------------------------
 TOTAL NET ASSETS          $114,522,502   $253,871,836   $13,091,043   $319,999,689 $643,212,383 $1,041,654,397
---------------------------------------------------------------------------------------------------------------

(1) Maximum sales charges are 5.00% of Maximum Offering Price per share unless otherwise noted.

                See accompanying Notes to Financial Statements.

    Pegasus Funds
40

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

--------------------------------------------------------------------------------

                             SMALL-CAP     INTRINSIC VALUE GROWTH & VALUE EQUITY INDEX INTERNATIONAL
                          OPPORTUNITY FUND      FUND            FUND          FUND      EQUITY FUND
                ------------------------------------------------------------------------------------
ASSETS:
Investment in securi-
ties:
 At cost                    $194,298,293    $505,182,618   $  746,130,933 $511,580,181 $462,587,211
----------------------------------------------------------------------------------------------------
 At value (Note 2)          $241,666,698    $625,255,643   $1,062,225,748 $834,363,189 $514,569,067
Cash                                  --              35               44          254      110,119
Receivable for variation
margin on futures con-
tracts                                --              --               --           --        1,542
Unrealized appreciation
on foreign exchange con-
tracts                                --              --               --           --      666,402
Receivable for securi-
ties sold                         80,173              --               --           --           --
Receivable for fund
shares sold                      126,427         294,205          727,252       17,501      292,723
Income receivable                 79,432       1,512,749        1,207,199    1,129,147      613,762
Reclaim receivable                    --              --               --           --      541,440
Deferred organization
costs, net (Note 2)               30,335              --               --           --       24,057
Prepaids and other as-
sets                              32,500          51,740          188,580      333,166      111,342
----------------------------------------------------------------------------------------------------
 TOTAL ASSETS                242,015,565     627,114,372    1,064,348,823  835,843,257  516,930,454
----------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for securities
purchased                        276,520         617,924          337,577      529,588       11,055
Accrued investment advi-
sory fees                        138,658         312,580          532,565       69,881      345,309
Accrued transfer and
dividend disbursing
agent fees                         5,410          22,813           60,614       34,057           --
Accrued custodial fees             4,439           7,001           11,145        9,529       29,807
Administration fees pay-
able                              29,763          78,145          133,141      104,822       64,745
Shareholder services
fees payable (Class A
Shares)                            4,431          15,748           32,142       39,420        5,360
Shareholder services
fees payable (Class B
Shares)                              318             574              980          313          361
12b-1 fees payable
(Class B Shares)                   1,568           1,722            2,939          937        1,082
Withholding Tax payable               --              --               --           --        7,551
Dividends payable                     --           7,092            4,155        4,177        3,269
Payable for fund shares
redeemed                          12,221           9,826          165,751        4,446        4,662
Other payables and ac-
crued expenses                        --              --               --           --        4,386
----------------------------------------------------------------------------------------------------
 TOTAL LIABILITIES               473,328       1,073,425        1,281,009      797,170      477,587
----------------------------------------------------------------------------------------------------
 NET ASSETS                 $241,542,237    $626,040,947   $1,063,067,814 $835,046,087 $516,452,867
----------------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

--------------------------------------------------------------------------------

                                            INTRINSIC
                             SMALL-CAP        VALUE     GROWTH & VALUE EQUITY INDEX    INTERNATIONAL
                          OPPORTUNITY FUND     FUND          FUND          FUND         EQUITY FUND
                              ----------------------------------------------------------------------
NET ASSET VALUE, OFFER-
ING PRICE AND REDEMPTION
PRICE PER SHARE:
CLASS A SHARES:
Net Assets                  $ 21,835,548   $ 82,790,941 $  162,393,347 $193,663,013    $ 26,703,310
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue, unlimited number of
shares authorized              1,361,809      5,285,120      9,916,334    9,066,009       2,204,629
----------------------------------------------------------------------------------------------------
Net asset value per
share                       $      16.03   $      15.66 $        16.38 $      21.36    $      12.11
Maximum sales charge per
share(1)                            0.84           0.82           0.86         0.66(2)         0.64
----------------------------------------------------------------------------------------------------
Maximum offering price
per share                   $      16.87   $      16.48 $        17.24 $      22.02    $      12.75
----------------------------------------------------------------------------------------------------
CLASS B SHARES:
Net Assets                  $  1,799,023   $  3,301,574 $    5,107,031 $  1,514,644    $  1,763,332
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue, unlimited number of
shares authorized                114,264        294,018        501,229      116,395         155,070
----------------------------------------------------------------------------------------------------
Net asset value per
share                       $      15.74   $      11.23 $        10.19 $      13.01    $      11.37
----------------------------------------------------------------------------------------------------
CLASS I SHARES:
Net Assets                  $217,907,666   $539,948,432 $  895,567,436 $639,868,430    $487,986,225
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue, unlimited number of
shares authorized             13,431,245     34,455,448     54,653,280   29,949,195      40,193,776
----------------------------------------------------------------------------------------------------
Net asset value per
share                       $      16.22   $      15.67 $        16.39 $      21.37    $      12.14
----------------------------------------------------------------------------------------------------
COMPOSITION OF NET AS-
SETS:
Shares of beneficial in-
terest, at par              $  1,490,732   $  4,003,459 $    6,507,084 $  3,913,160    $  4,255,348
Additional paid-in capi-
tal                          187,920,480    493,993,292    726,832,464  506,673,609     468,930,030
Accumulated undistrib-
uted net investment in-
come                                  --        290,531        455,846      135,185        (691,163)
Accumulated undistrib-
uted net realized gains
(losses)                       4,762,620      7,680,640     12,839,993    1,541,125      (7,947,601)
Net unrealized apprecia-
tion on investments           47,368,405    120,073,025    316,432,427  322,783,008      51,981,856
Net unrealized deprecia-
tion of assets and lia-
bilities denominated in
foreign currencies and
financial futures                     --             --             --           --         (75,603)
----------------------------------------------------------------------------------------------------
 TOTAL NET ASSETS           $241,542,237   $626,040,947 $1,063,067,814 $835,046,087    $516,452,867
----------------------------------------------------------------------------------------------------

(1)Maximum sales charges are 5.00% of Maximum Offering Price per share unless otherwise noted.

(2)Maximum sales charge is 3.00% of Maximum Offering Price per share.

                See accompanying Notes to Financial Statements.

    Pegasus Funds
42

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

--------------------------------------------------------------------------------

                          INTERMEDIATE                   SHORT     MULTI SECTOR INTERNATIONAL    HIGH
                              BOND          BOND          BOND         BOND         BOND         YIELD
                              FUND          FUND          FUND         FUND         FUND       BOND FUND
                               --------------------------------------------------------------------------
ASSETS:
Investment in securi-
ties:
 At cost                  $507,466,938 $1,167,551,781 $236,334,002 $ 97,838,368  $90,706,670  $48,369,311
---------------------------------------------------------------------------------------------------------
 At value (Note 2)        $520,624,190 $1,222,578,317 $237,436,213 $101,683,183  $85,909,632  $48,977,952
Cash                                --             --           --           --      124,557           --
Receivable for securi-
ties sold                           --             --           --           --       16,253           --
Receivable for fund
shares sold                         --        639,218           --           --       84,075           --
Income receivable            5,150,762     10,434,120    2,849,060    1,196,698    2,197,904      853,232
Reclaim receivable                  --             --           --           --       94,246           --
Deferred organization
costs, net (Note 2)                 --             --       11,911       19,979       28,879       23,084
Prepaid and other assets       167,896        142,788       71,867       76,436        8,181           --
---------------------------------------------------------------------------------------------------------
 TOTAL ASSETS              525,942,848  1,233,794,443  240,369,051  102,976,296   88,463,727   49,854,268
---------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for securities
purchased                      230,562      2,292,716        3,596        5,556           --           --
Accrued investment advi-
sory fees                      178,274        410,717       72,337       34,989       52,856       28,601
Accrued transfer and
dividend disbursing
agent fees                      21,481         32,703        5,873        4,340        2,058          299
Accrued custodial fees           7,195         13,802        4,097        2,046        8,884        1,575
Administration fees pay-
able                            75,782        154,019       31,017       13,120       11,120        6,128
Shareholder services
fees payable (Class A
Shares)                          7,506         22,771          592        1,851        1,314           95
Shareholder services
fees payable (Class B
Shares)                             73            664          103          125          873           12
12b-1 fees payable
(Class B Shares)                   220          1,992          310          267           87           75
Dividends payable               11,215         50,376          589        1,541          393        1,851
Payable for fund shares
redeemed                         3,737         12,118           --        3,670          701           --
Other payables and ac-
crued expenses                      --             --           --           --        5,760       18,618
---------------------------------------------------------------------------------------------------------
 TOTAL LIABILITIES             536,045      2,991,878      118,514       67,505       84,046       57,254
---------------------------------------------------------------------------------------------------------
 NET ASSETS               $525,406,803 $1,230,802,565 $240,250,537 $102,908,791  $88,379,681  $49,797,014
---------------------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

--------------------------------------------------------------------------------

                          INTERMEDIATE                         SHORT        MULTI SECTOR    INTERNATIONAL      HIGH
                              BOND             BOND             BOND            BOND            BOND           YIELD
                              FUND             FUND             FUND            FUND            FUND         BOND FUND
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFER-
ING PRICE AND REDEMPTION
PRICE PER SHARE:
CLASS A SHARES:
Net Assets                $ 42,343,077    $  125,515,486    $  4,738,270    $  7,832,393     $ 6,419,244    $   569,747
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue,
unlimited number of
shares authorized            4,043,105        11,849,709         466,906         979,458         649,764         55,794
--------------------------------------------------------------------------------------------------------------------------
Net asset value per
share                     $      10.47    $        10.59    $      10.15    $       8.00     $      9.88    $     10.21
Maximum Sales charge per
share                             0.32(3)           0.50(2)         0.10(1)         0.25(3)         0.47(2)        0.48(2)
--------------------------------------------------------------------------------------------------------------------------
Maximum offering price
per share                 $      10.79    $        11.09    $      10.25    $       8.25     $     10.35    $     10.69
--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Net Assets                $    384,727    $    3,393,507    $    540,515    $    532,835     $   117,382    $    76,927
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue,
unlimited number of
shares authorized               37,057           320,343          53,756          66,574          11,790          7,542
--------------------------------------------------------------------------------------------------------------------------
Net asset value per
share                     $      10.38    $        10.59    $      10.05    $       8.00     $      9.96    $     10.20
--------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Net Assets                $482,678,999    $1,101,893,572    $234,971,752    $ 94,543,563     $81,843,055    $49,150,340
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue,
unlimited number of
shares authorized           46,067,858       104,010,884      23,159,164      11,806,548       8,239,376      4,780,481
--------------------------------------------------------------------------------------------------------------------------
Net asset value per
share                          $ 10.48    $        10.59    $      10.15    $       8.01     $      9.93    $     10.28
--------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET AS-
SETS:
Shares of beneficial in-
terest, at par            $  5,014,802    $   11,618,094    $  2,367,983    $  1,285,258     $   890,093    $   484,382
Additional paid-in capi-
tal                        515,643,984     1,186,542,407     236,650,188      97,719,499      92,268,285     48,686,230
Accumulated undistrib-
uted net investment in-
come                           110,888           215,233          39,660          82,943          97,593         25,730
Accumulated undistrib-
uted net realized gains
(losses)                    (8,520,123)      (22,599,705)         90,495         (23,724)        (23,677)        (7,969)
Net unrealized apprecia-
tion on investments         13,157,252        55,026,536       1,102,211       3,844,815       3,771,444        608,641
Net unrealized deprecia-
tion of assets and lia-
bilities denominated in
foreign
currencies and financial
futures                             --                --              --              --      (8,624,057)            --
--------------------------------------------------------------------------------------------------------------------------
 TOTAL NET ASSETS         $525,406,803    $1,230,802,565    $240,250,537    $102,908,791     $88,379,681    $49,797,014
--------------------------------------------------------------------------------------------------------------------------

(1)Maximum sales charge is 1.00% of Maximum Offering Price per share
(2)Maximum sales charge is 4.50% of Maximum Offering Price per share.
(3)Maximum sales charge is 3.00% of Maximum Offering Price per share.

                See accompanying Notes to Financial Statements.

    Pegasus Funds
44

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

--------------------------------------------------------------------------------

                                                       INTERMEDIATE  MICHIGAN
                                           MUNICIPAL    MUNICIPAL    MUNICIPAL
                                           BOND FUND    BOND FUND    BOND FUND
                                                    ---------------------------
ASSETS:
Investment in securities:
 At cost                                  $360,198,033 $371,559,402 $76,080,729
-------------------------------------------------------------------------------
 At value (Note 2)                        $385,574,115 $390,339,008 $80,250,061
Receivable for fund shares sold                138,940           --          --
Income receivable                            6,482,184    6,877,273     965,322
Deferred organization costs, net (Note
2)                                               3,534       22,284          --
Prepaids and other assets                      121,210        3,227      27,575
-------------------------------------------------------------------------------
 TOTAL ASSETS                              392,319,983  397,241,792  81,242,958
-------------------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased               249,027       78,650      18,125
Accrued investment advisory fees               102,072      132,731      27,040
Accrued transfer and dividend disbursing
agent fees                                       2,271        2,317       1,869
Accrued custodial fees                           3,764        3,767       1,076
Administration fees payable                     44,542       48,845      10,140
Shareholder services fees payable (Class
A Shares)                                        7,256        4,146       3,956
Shareholder services fees payable (Class
B Shares)                                          254          165         102
12b-1 fees payable (Class B Shares)                729          565         305
Dividends payable                               55,017       23,901      17,395
Payable for fund shares redeemed                    50           --          --
Other payables and accrued expenses                 --        4,203          --
-------------------------------------------------------------------------------
 TOTAL LIABILITIES                             464,982      299,290      80,008
-------------------------------------------------------------------------------
 NET ASSETS                               $391,855,001 $396,942,502 $81,162,950

--------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

--------------------------------------------------------------------------------

                                                   INTERMEDIATE     MICHIGAN
                                      MUNICIPAL     MUNICIPAL       MUNICIPAL
                                      BOND FUND     BOND FUND       BOND FUND
                                                    ---------------------------
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE:
CLASS A SHARES:
Net Assets                           $ 34,728,537  $ 18,902,884    $18,687,389
Shares of beneficial interest is-
sued and outstanding, $0.10 par
value, unlimited number of shares
authorized                              2,699,219     1,533,724      1,709,611
-------------------------------------------------------------------------------
Net asset value per share            $      12.87  $      12.32    $     10.93
Maximum sales charge per share(/1/)          0.61          0.38(2)        0.52
-------------------------------------------------------------------------------
Maximum offering price per share     $      13.48  $      12.70    $     11.45
-------------------------------------------------------------------------------
CLASS B SHARES:
Net Assets                           $  1,312,385  $    708,808    $   707,359
Shares of beneficial interest is-
sued and outstanding, $0.10 par
value, unlimited number of shares
authorized                                102,087        57,554         66,813
-------------------------------------------------------------------------------
Net asset value per share            $      12.86  $      12.32    $     10.59
-------------------------------------------------------------------------------
CLASS I SHARES:
Net Assets                           $355,814,079  $377,330,810    $61,768,202
Shares of beneficial interest is-
sued and outstanding, $0.10 par
value, unlimited number of shares
authorized                             27,674,363    30,602,829      5,651,477
-------------------------------------------------------------------------------
Net asset value per share            $      12.86  $      12.33    $     10.93
-------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Shares of beneficial interest, at
par                                  $  3,047,567  $  3,219,411    $   742,790
Additional paid-in capital            362,972,334   374,573,674     76,417,414
Accumulated undistributed net in-
vestment income                           766,395       367,568        100,955
Accumulated undistributed net real-
ized gains (losses)                      (307,377)        2,243       (267,541)
Net unrealized appreciation on in-
vestments                              25,376,082    18,779,606      4,169,332
-------------------------------------------------------------------------------
 TOTAL NET ASSETS                    $391,855,001  $396,942,502    $81,162,950
-------------------------------------------------------------------------------

(1) Maximum sales charges are 4.50% of Maximum Offering Price per share unless otherwise noted.

(2) Maximum sales charge is 3.00% of Maximum Offering Price per share.

                See accompanying Notes to Financial Statements.

    Pegasus Funds
46

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                           MANAGED ASSETS   MANAGED ASSETS MANAGED ASSETS   EQUITY       GROWTH        MID-CAP
                          CONSERVATIVE FUND BALANCED FUND   GROWTH FUND   INCOME FUND     FUND     OPPORTUNITY FUND
                        -------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE
2)
 Interest                    $ 4,247,793     $ 6,949,595      $111,297    $ 2,329,500 $    459,636   $  1,490,210
 Dividends                       411,914       1,456,843        45,782      9,953,413    5,388,543      6,468,939
-------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT INCOME       4,659,707       8,406,438       157,079     12,282,913    5,848,179      7,959,149
-------------------------------------------------------------------------------------------------------------------
EXPENSES (NOTES 2, 3 AND
5):
 Investment advisory
 fees                            608,622       1,384,326        35,036      1,594,129    3,641,754      5,355,678
 Administration fees             140,451         319,460         8,085        478,239      910,438      1,338,920
 Shareholder services
 fees (Class A Shares)           190,392         215,488         5,385         33,570       99,549        373,129
 Shareholder services
 fees (Class B Shares)            21,977          12,011         5,817          5,547        2,917          3,935
 12b-1 fees (Class B
 Shares)                          65,931          36,033        17,451         16,641        9,894         11,805
 Professional fees                25,520          30,698        23,089         40,001       31,968         48,919
 Custodian fees                   22,879          81,364        24,190         55,265       38,606         94,949
 Transfer and dividend
 disbursing agent fees           161,747         412,034         6,445         28,079      143,911        568,167
 Amortization of
 deferred organization
 costs                            18,250           9,434            --         15,330       14,965             --
 Registration, filing
 fees and other expenses          39,795          35,242        12,648         20,982       53,369         87,504
 Less: Expense
 reimbursement                   (85,184)       (172,146)      (56,116)            --           --             --
-------------------------------------------------------------------------------------------------------------------
 NET EXPENSES                  1,210,380       2,363,944        82,030      2,287,783    4,947,371      7,883,006
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME          3,449,327       6,042,494        75,049      9,995,130      900,808         76,143
-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAINS (LOSSES) ON
INVESTMENTS:
Net realized gains on:
 Investment transactions      10,320,662      34,007,379       655,347     49,970,226   38,532,531     75,611,514
Net change in unrealized
appreciation
(depreciation) on:
 Investment securities        (2,350,245)     (7,432,886)       (8,420)     3,000,172  104,439,823    143,184,993
-------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND
 UNREALIZED GAINS ON
 INVESTMENTS                   7,970,417      26,574,493       646,927     52,970,398  142,972,354    218,796,507
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS FROM OPERATIONS       $11,419,744     $32,616,987      $721,976    $62,965,528 $143,873,162   $218,872,650
-------------------------------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                             SMALL-CAP     INTRINSIC VALUE GROWTH & VALUE EQUITY INDEX INTERNATIONAL
                          OPPORTUNITY FUND      FUND            FUND          FUND      EQUITY FUND
                                 -------------------------------------------------------------------
INVESTMENT INCOME (NOTE
2)
 Interest                   $   341,062     $  3,169,867    $  1,413,596  $    109,762  $ 1,924,127
 Dividends                      574,637       10,260,968      15,096,038    13,353,788    8,150,756*
----------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT INCOME        915,699       13,430,835      16,509,634    13,463,550   10,074,883
----------------------------------------------------------------------------------------------------
EXPENSES (NOTES 2, 3 AND
5):
 Investment advisory
 fees                         1,283,658        2,987,206       5,632,896       760,869    3,752,409
 Administration fees            275,070          746,802       1,408,224     1,141,303      703,577
 Shareholder services
 fees (Class A Shares)           30,251          120,837         252,785       253,701       46,711
 Shareholder services
 fees (Class B Shares)            1,543            3,402           5,286         1,931        3,378
 12b-1 fees (Class B
 Shares)                          5,247           10,205          15,857         5,793       10,134
 Professional fees               28,373           36,511          49,822        50,035       44,225
 Custodian fees                  29,848           54,924          94,006       110,947      464,416
 Transfer and dividend
 disbursing agent fees           26,152          177,390         494,618       349,216       38,719
 Amortization of de-
 ferred organization
 costs                           14,965               --              --         2,200       12,551
 Registration, filing
 fees and other expenses         39,598           37,997         230,820        12,227      126,483
 Less: Expense reim-
 bursement                           --               --         (67,597)          --            --
----------------------------------------------------------------------------------------------------
 NET EXPENSES                 1,734,705        4,175,274       8,116,717     2,688,222    5,202,603
----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
(LOSS)                         (819,006)       9,255,561       8,392,917    10,775,328    4,872,280
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAINS (LOSSES) ON IN-
VESTMENTS
AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gains
(losses) on:
 Investment transactions     23,580,300       51,424,041      83,059,077   137,682,393   (2,611,326)
 Foreign currency trans-
 actions                             --               --              --            --     (929,302)
 Futures transactions                --               --              --            --   (3,824,834)
Net change in unrealized
appreciation on:
 Investment securities       23,977,959       49,889,271     139,970,312    69,490,136   21,345,962
 Assets and liabilities
 denominated in foreign
 currencies and finan-
 cial futures                        --               --              --            --    1,472,625
----------------------------------------------------------------------------------------------------
 NET REALIZED AND
 UNREALIZED GAINS ON
 INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS       47,558,259      101,313,312     223,029,389   207,172,529   15,453,125
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS FROM OPERATIONS      $46,739,253     $110,568,873    $231,422,306  $217,947,857  $20,325,405
----------------------------------------------------------------------------------------------------

*Net of foreign taxes withheld of $351,500.
                See accompanying Notes to Financial Statements.

    Pegasus Funds
48

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                          INTERMEDIATE              SHORT BOND   MULTI SECTOR INTERNATIONAL  HIGH YIELD
                           BOND FUND    BOND FUND      FUND       BOND FUND     BOND FUND   BOND FUND (1)
                       ----------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE
2)
 Interest                 $32,483,439  $ 71,695,112 $12,564,456  $ 9,430,783   $ 4,483,007*  $1,438,317
---------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT INCOME   32,483,439    71,695,112  12,564,456    9,430,783     4,483,007    1,438,317
---------------------------------------------------------------------------------------------------------
EXPENSES (NOTES 2, 3 AND
5):
 Investment advisory
 fees                       1,890,923     4,089,788     712,555      562,165       534,521      114,085
 Administration fees          709,096     1,533,671     305,381      210,812       114,545       24,447
 Shareholder services
 fees (Class A Shares)         62,545       181,257       4,929       20,201        10,170           38
 Shareholder services
 fees (Class B Shares)            583         3,265         285        1,047           179           19
 12b-1 fees (Class B
 Shares)                        1,750         9,794         856        3,141           536           75
 Professional fees             40,275        56,090      29,878       29,587        34,536       19,411
 Custodian fees                65,072       111,128      38,088       22,882        92,870        7,226
 Transfer and dividend
 disbursing agent fees        180,167       317,042      46,792       36,705        12,461        1,061
 Amortization of de-
 ferred organization
 costs                             --            --       6,792        9,855        13,769          742
 Registration, filing
 fees and other expenses       15,704        83,101      46,758        1,553        20,396       30,008
 Less: Expense reim-
 bursement                         --            --     (23,532)          --      (159,849)     (35,717)
---------------------------------------------------------------------------------------------------------
 NET EXPENSES               2,966,115     6,385,136   1,168,782      897,948       674,134      161,395
---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME      29,517,324    65,309,976  11,395,674    8,532,835     3,808,873    1,276,922
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAINS (LOSSES) ON
INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
---------------------------------------------------------------------------------------------------------
Net realized gains
(losses) on:
 Investment transactions      452,863       800,544     144,722      263,190         1,931       22,645
 Foreign currency trans-
 actions                           --            --          --           --      (344,273)          --
Net change in unrealized
appreciation (deprecia-
tion) on:
 Investment securities      8,278,943    34,887,256     864,560    1,982,422     1,297,046      608,641
 Assets and liabilities
 denominated in foreign
 currencies and finan-
 cial futures                      --            --          --           --    (7,372,880)          --
---------------------------------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAINS (LOSS-
ES) ON INVESTMENTS
AND FOREIGN CURRENCY
TRANSACTIONS                8,731,806    35,687,800   1,009,282    2,245,612    (6,418,176)     631,286
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS FROM OPER-
ATIONS                    $38,249,130  $100,997,776 $12,404,956  $10,778,447   $(2,609,303)  $1,908,208
---------------------------------------------------------------------------------------------------------

(1) For the period June 30, 1997 (commencement of operations) through December 31, 1997.
*Net of foreign taxes withheld of $21,338.
                See accompanying Notes to Financial Statements.

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                       INTERMEDIATE  MICHIGAN
                                            MUNICIPAL   MUNICIPAL   MUNICIPAL
                                            BOND FUND   BOND FUND   BOND FUND
                                             ----------------------------------
INVESTMENT INCOME (NOTE 2)
 Interest                                  $21,137,070 $20,808,712  $3,737,858
-------------------------------------------------------------------------------
 TOTAL INVESTMENT INCOME                    21,137,070  20,808,712   3,737,858
-------------------------------------------------------------------------------
EXPENSES (NOTES 2, 3 AND 5):
 Investment advisory fees                    1,524,196   1,585,083     271,734
 Administration fees                           571,573     594,406     101,900
 Shareholder services fees (Class A
 Shares)                                        77,567      47,300      44,780
 Shareholder services fees (Class B
 Shares)                                         2,184       1,626         739
 12b-1 fees (Class B Shares)                     6,553       4,878       2,218
 Professional fees                              45,742      48,105      31,025
 Custodian fees                                 39,163      37,002      21,562
 Transfer and dividend disbursing agent
 fees                                           42,085      18,260      22,742
 Amortization of deferred organization
 costs                                           1,460      11,680       3,284
 Registration, filing fees and other ex-
 penses                                         84,032      56,374      46,814
 Less: Expense reimbursement                        --          --     (43,158)
-------------------------------------------------------------------------------
 NET EXPENSES                                2,394,555   2,404,714     503,640
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                       18,742,515  18,403,998   3,234,218
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON
INVESTMENTS:
Net realized gains (losses) on:
 Investment transactions                     2,051,175   2,007,297    (144,655)
Net change in unrealized appreciation
(depreciation) on:
 Investment securities                      13,548,913   7,485,364   3,140,469
-------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAINS ON IN-
 VESTMENTS                                  15,600,088   9,492,661   2,995,814
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERA-
TIONS                                      $34,342,603 $27,896,659  $6,230,032
-------------------------------------------------------------------------------


                See accompanying Notes to Financial Statements.

    Pegasus Funds
50

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                               MANAGED ASSETS         MANAGED ASSETS BALANCED
                             CONSERVATIVE FUND                 FUND                 MANAGED ASSETS GROWTH FUND
                                 -----------------------------------------------------------------------------
                           Year Ended   Year Ended    Year Ended    Year Ended   Year Ended
                            Dec. 31,     Dec. 31,      Dec. 31,      Dec. 31,     Dec. 31,    For the period ended
                              1997         1996          1997          1996         1997        Dec. 31, 1996(1)
                                 -----------------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income
 (loss)                   $  3,449,327  $ 2,249,353  $  6,042,494  $  3,706,735  $    75,049        $    (42)
 Net realized gains on
 investment transactions    10,320,662    7,593,376    34,007,379     8,885,279      655,347              --
 Net change in
 unrealized appreciation
 (depreciation) on
 investment securities      (2,350,245)  (3,598,969)   (7,432,886)    1,454,970       (8,420)          7,546
------------------------------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from operations       11,419,744    6,243,760    32,616,987    14,046,984      721,976           7,504
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
HOLDERS (NOTE 2):
From net investment in-
come
 Class A Shares             (2,888,131)  (2,065,593)   (2,416,016)     (425,768)     (35,453)             --
 Class B Shares               (264,207)    (116,907)      (95,876)       (9,258)     (22,220)             --
 Class I Shares               (251,568)     (47,887)   (3,393,246)   (3,244,172)     (14,555)             --
------------------------------------------------------------------------------------------------------------------
 Total distributions
 from net investment in-
 come                       (3,403,906)  (2,230,387)   (5,905,138)   (3,679,198)     (72,228)             --
------------------------------------------------------------------------------------------------------------------
 From realized gains
 Class A Shares             (9,151,629)    (503,438)  (11,944,679)     (821,598)     (76,865)             --
 Class B Shares             (1,158,029)     (40,850)     (721,797)      (21,678)     (85,740)             --
 Class I Shares               (912,087)     (11,015)   (9,490,570)   (5,862,553)     (20,902)             --
------------------------------------------------------------------------------------------------------------------
 Total distributions
 from realized gains       (11,221,745)    (555,303)  (22,157,046)   (6,705,829)    (183,507)             --
------------------------------------------------------------------------------------------------------------------
 Total distributions to
 shareholders              (14,625,651)  (2,785,690)  (28,062,184)  (10,385,027)    (255,735)             --
------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS:
 Proceeds from shares
 sold                       56,042,633   24,898,181   186,676,562    56,965,450   12,257,921         678,805
 Proceeds from shares
 issued in connection
 with merger                        --           --            --    10,706,448           --              --
 Net asset value of
 shares issued in rein-
 vestment of distribu-
 tions to shareholders      14,019,019    2,586,607    25,044,722     9,612,196      216,893              --
------------------------------------------------------------------------------------------------------------------
                            70,061,652   27,484,788   211,721,284    77,284,094   12,474,814         678,805
 Less: payments for
 shares redeemed           (28,871,617)  (9,869,811)  (92,665,003) (44,309,100)     (536,321)             --
------------------------------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from capital share
 transactions               41,190,035   17,614,977   119,056,281    32,974,994   11,938,493         678,805
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET AS-
SETS                        37,984,128   21,073,047   123,611,084    36,636,951   12,404,734         686,309
NET ASSETS:
 Beginning of period        76,538,374   55,465,327   130,260,752    93,623,801      686,309              --
------------------------------------------------------------------------------------------------------------------
 End of period            $114,522,502  $76,538,374  $253,871,836  $130,260,752  $13,091,043        $686,309
------------------------------------------------------------------------------------------------------------------

(1) For the period December 17, 1996 (commencement of operations) through December 31, 1996.
                See accompanying Notes to Financial Statements.

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                            EQUITY INCOME FUND              GROWTH FUND           MID-CAP OPPORTUNITY FUND
                                      --------------------------------------------------------------------
                          Year Ended    Year Ended    Year Ended    Year Ended                    Year Ended
                           Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,      Year Ended      Dec. 31,
                             1997          1996          1997          1996      Dec. 31, 1997       1996
                                      --------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income   $  9,995,130  $ 10,953,219  $    900,808  $  2,845,987  $       76,143  $  1,595,621
 Net realized gains on
 investment transactions   49,970,226    28,916,705    38,532,531    39,693,748      75,611,514    57,875,884
 Net change in
 unrealized appreciation
 on investment securi-
 ties                       3,000,172    16,384,426   104,439,823    37,068,731     143,184,993    97,381,421
--------------------------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from operations      62,965,528    56,254,350   143,873,162    79,608,466     218,872,650   156,852,926
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
HOLDERS (NOTE 2):
 From net investment in-
 come
 Class A Shares              (397,886)     (182,781)       (9,209)      (43,133)             --      (104,348)
 Class B Shares               (50,051)      (30,522)           --            --              --           (58)
 Class I Shares            (9,614,170)  (10,366,056)     (905,808)   (2,792,205)        (76,268)   (1,491,567)
--------------------------------------------------------------------------------------------------------------
 Total distributions
 from net investment in-
 come                     (10,062,107)  (10,579,359)     (915,017)   (2,835,338)        (76,268)   (1,595,973)
--------------------------------------------------------------------------------------------------------------
 From realized gains
 Class A Shares            (2,206,498)     (620,108)   (3,354,983)     (978,254)    (15,608,413)   (6,210,266)
 Class B Shares              (503,410)     (111,649)     (110,626)     (102,183)       (430,754)      (10,839)
 Class I Shares           (54,205,468)  (19,435,888)  (35,824,761)  (35,960,890)    (56,800,760)  (45,814,909)
--------------------------------------------------------------------------------------------------------------
 Total distributions
 from realized gains      (56,915,376)  (20,167,645)  (39,290,370)  (37,041,327)    (72,839,927)  (52,036,014)
--------------------------------------------------------------------------------------------------------------
 Total distributions to
 shareholders             (66,977,483)  (30,747,004)  (40,205,387)  (39,876,665)    (72,916,195)  (53,631,987)
--------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS:
 Proceeds from shares
 sold                      36,443,621    40,669,211   120,290,702    52,488,542     340,892,729   151,712,918
 Proceeds from shares
 issued in connection
 with merger                       --            --            --   228,354,666              --            --
 Net asset value of
 shares issued in rein-
 vestment of distribu-
 tions to shareholders     37,045,422    17,221,331    26,835,283    31,463,299      60,563,640    45,831,569
--------------------------------------------------------------------------------------------------------------
                           73,489,043    57,890,542   147,125,985   312,306,507     401,456,369   197,544,487
 Less: payments for
 shares redeemed          (78,967,179)  (41,301,635) (165,354,759)  (92,806,272)   (275,036,455) (182,439,666)
--------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets from cap-
 ital share transactions   (5,478,136)   16,588,907   (18,228,774)  219,500,235     126,419,914    15,104,821
--------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS              (9,490,091)   42,096,253    85,439,001   259,232,036     272,376,369   118,325,760
NET ASSETS:
 Beginning of period      329,489,780   287,393,527   557,773,382   298,541,346     769,278,028   650,952,268
--------------------------------------------------------------------------------------------------------------
 End of period           $319,999,689  $329,489,780  $643,212,383  $557,773,382  $1,041,654,397  $769,278,028
--------------------------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

    Pegasus Funds
52

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                           SMALL-CAP OPPORTUNITY
                                   FUND                INTRINSIC VALUE FUND         GROWTH AND VALUE FUND
                                    -----------------------------------------------------------------------
                          Year Ended    Year Ended    Year Ended    Year Ended                    Year Ended
                           Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,      Year Ended      Dec. 31,
                             1997          1996          1997          1996      Dec. 31, 1997       1996
                                    -----------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income
 (loss)                  $   (819,006) $    (32,509) $  9,255,561  $  6,855,556  $    8,392,917  $  9,665,824
 Net realized gains on
 investment transactions   23,580,300    17,881,429    51,424,041    16,465,095      83,059,077    87,410,523
 Net change in
 unrealized appreciation
 on investment securi-
 ties                      23,977,959     7,930,344    49,889,271    43,380,316     139,970,312    36,502,219
--------------------------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from operations      46,739,253    25,779,264   110,568,873    66,700,967     231,422,306   133,578,566
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
HOLDERS (NOTE 2):
 From net investment in-
 come
 Class A Shares                   (10)          (10)     (824,689)     (425,708)       (717,201)     (611,802)
 Class B Shares                    --            --       (29,657)         (689)        (13,664)         (600)
 Class I Shares                   (90)       (3,928)   (8,168,777)   (6,481,315)     (7,818,526)   (8,481,780)
--------------------------------------------------------------------------------------------------------------
 Total distributions
 from net investment in-
 come                            (100)       (3,938)   (9,023,123)   (6,907,712)     (8,549,391)   (9,094,182)
--------------------------------------------------------------------------------------------------------------
 From realized gains
 Class A Shares            (1,940,280)     (556,174)   (5,568,447)   (1,071,739)    (12,290,204)   (5,430,328)
 Class B Shares              (140,872)       (8,638)     (275,342)       (6,170)       (544,023)      (15,316)
 Class I Shares           (21,480,150)  (12,459,929)  (38,037,383)  (16,413,883)    (78,740,173)  (66,935,481)
--------------------------------------------------------------------------------------------------------------
 Total distributions
 from realized gains      (23,561,302)  (13,024,741)  (43,881,172)  (17,491,792)    (91,574,400)  (72,381,125)
--------------------------------------------------------------------------------------------------------------
 Total distributions to
 shareholders             (23,561,402)  (13,028,679)  (52,904,295)  (24,399,504)   (100,123,791)  (81,475,307)
--------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS:
 Proceeds from shares
 sold                      96,892,647    33,354,228   253,810,170   128,545,740     345,503,243   142,799,001
 Net asset value of
 shares issued in rein-
 vestment of distribu-
 tions to shareholders     13,802,550     7,971,106    42,141,699    21,568,282      71,311,316    67,584,671
--------------------------------------------------------------------------------------------------------------
                          110,695,197    41,325,334   295,951,869   150,114,022     416,814,559   210,383,672
 Less: payments for
 shares redeemed          (24,978,895)  (15,040,778) (107,487,017)  (68,388,827)   (277,887,120) (206,812,138)
--------------------------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from capital share
 transactions              85,716,302    26,284,556   188,464,852    81,725,195     138,927,439     3,571,534
--------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET AS-
SETS                      108,894,153    39,035,141   246,129,430   124,026,658     270,225,954    55,674,793
NET ASSETS:
 Beginning of period      132,648,084    93,612,943   379,911,517   255,884,859     792,841,860   737,167,067
--------------------------------------------------------------------------------------------------------------
 End of period           $241,542,237  $132,648,084  $626,040,947  $379,911,517  $1,063,067,814  $792,841,860
--------------------------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                  EQUITY INDEX FUND               INTERNATIONAL EQUITY FUND
                                           -----------------------------------------------------
                            Year Ended        Year Ended        Year Ended        Year Ended
                         December 31, 1997 December 31, 1996 December 31, 1997 December 31, 1996
                                           -----------------------------------------------------
FROM OPERATIONS:
 Net investment income     $  10,775,328     $ 14,823,298      $  4,872,280      $  2,474,079
 Net realized gains
 (losses) on investment
 and foreign currency
 transactions                137,682,393       16,222,665        (7,365,462)       (1,496,221)
 Net change in
 unrealized appreciation
 on investment securi-
 ties and foreign cur-
 rency translation            69,490,136      119,756,862        22,818,587        17,747,087
------------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from operations        217,947,857      150,802,825        20,325,405        18,724,945
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
HOLDERS (NOTE 2):
 From net investment in-
 come
 Class A Shares               (1,287,874)        (232,541)         (158,687)          (29,678)
 Class B Shares                  (13,913)            (467)           (7,361)           (3,888)
 Class I Shares               (9,815,475)     (14,255,449)       (4,474,343)       (2,296,031)
------------------------------------------------------------------------------------------------
 Total distributions
 from net investment in-
 come                        (11,117,262)     (14,488,457)       (4,640,391)       (2,329,597)
------------------------------------------------------------------------------------------------
 From realized gains
 Class A Shares               (4,544,532)        (524,957)               --                --
 Class B Shares                  (59,025)          (1,276)               --                --
 Class I Shares              (17,429,544)     (12,759,806)               --                --
------------------------------------------------------------------------------------------------
 Total distributions
 from realized gains         (22,033,101)     (13,286,039)               --                --
------------------------------------------------------------------------------------------------
 Total distributions to
 shareholders                (33,150,363)     (27,774,496)       (4,640,391)       (2,329,597)
------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS:
 Proceeds from shares
 sold                        315,400,643      430,581,095       163,775,810       161,993,251
 Proceeds from shares
 issued in connection
 with merger                          --               --        25,851,101       144,968,119
 Net asset value of
 shares issued in rein-
 vestment of distribu-
 tions to shareholders        22,770,868       25,322,886         1,647,758         1,196,154
------------------------------------------------------------------------------------------------
                             338,171,511      455,903,981       191,274,669       308,157,524
 Less: payments for
 shares redeemed            (557,739,568)    (237,318,573)      (92,471,044)      (29,876,945)
------------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets from cap-
 ital share transactions    (219,568,057)     218,585,408        98,803,625       278,280,579
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS                (34,770,563)     341,613,737       114,488,639       294,675,927
NET ASSETS:
 Beginning of period         869,816,650      528,202,913       401,964,228       107,288,301
------------------------------------------------------------------------------------------------
 End of period             $ 835,046,087     $869,816,650      $516,452,867      $401,964,228
------------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

    Pegasus Funds
54

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                           INTERMEDIATE BOND FUND               BOND FUND                   SHORT BOND FUND
                                   ------------------------------------------------------------------------
                          Year Ended     Year Ended      Year Ended     Year Ended     Year Ended     Year Ended
                         Dec. 31, 1997  Dec. 31, 1996  Dec. 31, 1997   Dec. 31, 1996  Dec. 31, 1997  Dec. 31, 1996
                                   ------------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income   $  29,517,324  $  24,856,790  $   65,309,976  $ 40,606,005   $ 11,395,674   $  9,102,945
 Net realized gains on
 investments                   452,863      1,800,673         800,544     4,524,736        144,722        480,231
 Net change in
 unrealized appreciation
 (depreciation) on in-
 vestment securities         8,278,943     (4,413,650)     34,887,256   (10,189,588)       864,560     (2,046,522)
------------------------------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from operations       38,249,130     22,243,813     100,997,776    34,941,153     12,404,956      7,536,654
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS (NOTE 2):
 From net investment in-
 come
 Class A Shares             (1,482,724)      (767,604)     (4,500,480)   (2,223,311)      (104,124)       (43,710)
 Class B Shares                (12,737)        (1,022)        (73,502)       (5,666)        (5,587)          (375)
 Class I Shares            (27,921,135)   (24,369,891)    (60,755,009)  (38,376,142)   (11,327,998)    (9,042,643)
------------------------------------------------------------------------------------------------------------------
 Total distributions
 from net investment in-
 come                      (29,416,596)   (25,138,517)    (65,328,991)  (40,605,119)   (11,437,709)    (9,086,728)
------------------------------------------------------------------------------------------------------------------
 From realized gains
 Class A Shares                     --             --              --            --         (1,700)        (2,475)
 Class B Shares                     --             --              --            --           (150)          (119)
 Class I Shares                     --             --              --            --       (167,344)      (402,873)
------------------------------------------------------------------------------------------------------------------
 Total distributions
 from realized gains                --             --              --            --       (169,194)      (405,467)
------------------------------------------------------------------------------------------------------------------
 Total distributions to
 shareholders              (29,416,596)   (25,138,517)    (65,328,991)  (40,605,119)   (11,606,903)    (9,492,195)
------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS:
 Proceeds from shares
 sold                      213,559,882    118,511,852     525,891,556   228,866,516    136,214,007     41,032,559
 Proceeds from shares
 issued in connection
 with merger                        --             --              --   130,865,901             --             --
 Net asset value of
 shares issued in rein-
 vestment of distribu-
 tions to shareholders      17,877,864     19,192,374      36,740,089    29,585,134      4,626,060      3,975,394
------------------------------------------------------------------------------------------------------------------
                           231,437,746    137,704,226     562,631,645   389,317,551    140,840,067     45,007,953
 Less: payments for
 shares redeemed          (128,414,182)  (126,568,756)   (172,381,516)  (96,335,513)   (73,903,614)   (33,873,236)
------------------------------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from capital share
 transactions              103,023,564     11,135,470     390,250,129   292,982,038     66,936,453     11,134,717
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS                     111,856,098      8,240,766     425,918,914   287,318,072     67,734,506      9,179,176
NET ASSETS:
 Beginning of period       413,550,705    405,309,939     804,883,651   517,565,579    172,516,031    163,336,855
------------------------------------------------------------------------------------------------------------------
 End of period           $ 525,406,803  $ 413,550,705  $1,230,802,565  $804,883,651   $240,250,537   $172,516,031
------------------------------------------------------------------------------------------------------------------


                See accompanying Notes to Financial Statements.

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                HIGH YIELD
                           MULTI SECTOR BOND FUND     INTERNATIONAL BOND FUND    BOND FUND
                                              ----------------------------------------------
                                                                                  Period
                                         Year Ended   Year Ended   Year Ended      Ended
                          Year Ended      Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
                         Dec. 31, 1997      1996         1997         1996        1997(1)
                                              ----------------------------------------------
FROM OPERATIONS:
 Net investment income   $   8,532,835  $ 12,243,298  $ 3,808,873  $ 1,588,432  $ 1,276,922
 Net realized gains
 (losses) on investments
 and foreign currency
 transactions                  263,190       (21,631)    (342,342)     255,095       22,645
 Net change in
 unrealized appreciation
 (depreciation) on in-
 vestment securities and
 foreign
 currency translation        1,982,422    (5,355,005)  (6,075,834)     651,325      608,641
--------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets from op-
 erations                   10,778,447     6,866,662   (2,609,303)   2,494,852    1,908,208
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
HOLDERS (NOTE 2):
 From net investment in-
 come
 Class A Shares               (482,924)     (430,827)    (175,385)     (48,371)      (5,259)
 Class B Shares                (22,582)      (22,400)      (2,562)        (540)        (955)
 Class I Shares             (8,031,340)  (11,703,117)  (3,213,081)  (1,719,814)  (1,244,978)
--------------------------------------------------------------------------------------------
 Total distributions
 from net investment in-
 come                       (8,536,846)  (12,156,344)  (3,391,028)  (1,768,725)  (1,251,192)
--------------------------------------------------------------------------------------------
 From realized gains
 Class A Shares                (18,808)      (92,572)      (1,440)          --         (127)
 Class B Shares                 (1,207)       (5,831)         (25)          --          (20)
 Class I Shares               (230,025)   (2,526,588)     (23,686)          --      (22,498)
--------------------------------------------------------------------------------------------
 Total distributions
 from realized gains          (250,040)   (2,624,991)     (25,151)          --      (22,645)
--------------------------------------------------------------------------------------------
 Distributions in excess
 of realized gains
 Class A Shares                     --            --           --           --          (45)
 Class B Shares                     --            --           --           --           (7)
 Class I Shares                     --            --           --           --       (7,917)
--------------------------------------------------------------------------------------------
 Total distributions in
 excess of realized
 gains                              --            --           --           --       (7,969)
--------------------------------------------------------------------------------------------
 Total distributions to
 shareholders               (8,786,886)  (14,781,335)  (3,416,179)  (1,768,725)  (1,281,806)
--------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS:
 Proceeds from shares
 sold                       10,311,300    61,836,745   45,230,134   42,220,702   50,855,077
 Net asset value of
 shares issued in rein-
 vestment of distribu-
 tions to shareholders         724,616     2,635,130    1,766,090      843,217      373,896
--------------------------------------------------------------------------------------------
                            11,035,916    64,471,875   46,996,224   43,063,919   51,228,973
 Less: payments for
 shares redeemed          (106,530,429)  (58,429,130)  (8,488,101)  (2,888,294)  (2,058,361)
--------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets from cap-
 ital share transactions   (95,494,513)    6,042,745   38,508,123   40,175,625   49,170,612
--------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS              (93,502,952)   (1,871,928)  32,482,641   40,901,752   49,797,014
NET ASSETS:
 Beginning of period       196,411,743   198,283,671   55,897,040   14,995,288           --
--------------------------------------------------------------------------------------------
 End of period           $ 102,908,791  $196,411,743  $88,379,681  $55,897,040  $49,797,014
--------------------------------------------------------------------------------------------

(1)For the period June 30, 1997 (commencement of operations) through December 31, 1997.
                See accompanying Notes to Financial Statements.

    Pegasus Funds
56

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                       INTERMEDIATE MUNICIPAL BOND     MICHIGAN MUNICIPAL BOND
                             MUNICIPAL BOND FUND                  FUND                          FUND
                                     ---------------------------------------------------------------------
                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended    Year Ended
                         Dec. 31, 1997  Dec. 31, 1996  Dec. 31, 1997  Dec. 31, 1996  Dec. 31, 1997 Dec. 31, 1996
                                     ---------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income   $ 18,742,515   $ 13,312,581   $ 18,403,998   $ 18,092,497    $ 3,234,218   $ 2,575,994
 Net realized gains
 (losses) on investments    2,051,175      2,185,933      2,007,297      2,576,883       (144,655)      (90,124)
 Net change in
 unrealized appreciation
 (depreciation) on in-
 vestment securities       13,548,913     (3,444,888)     7,485,364     (5,510,989)     3,140,469      (530,540)
----------------------------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from operations      34,342,603     12,053,626     27,896,659     15,158,391      6,230,032     1,955,330
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
HOLDERS (NOTE 2):
 From net investment in-
 come
 Class A Shares            (1,484,220)      (535,878)      (839,467)      (761,652)      (814,513)     (868,350)
 Class B Shares               (35,945)       (15,695)       (24,367)       (16,784)       (13,084)         (702)
 Class I Shares           (17,510,743)   (11,706,220)   (17,763,309)   (16,723,347)    (2,398,650)   (1,615,892)
----------------------------------------------------------------------------------------------------------------
 Total distributions
 from net investment in-
 come                     (19,030,908)   (12,257,793)   (18,627,143)   (17,501,783)    (3,226,247)   (2,484,944)
----------------------------------------------------------------------------------------------------------------
 From realized gains
 Class A Shares                    --         (6,075)       (99,588)      (112,133)            --            --
 Class B Shares                    --           (394)        (3,661)        (3,569)            --            --
 Class I Shares                    --       (201,402)    (1,949,447)    (2,341,621)            --            --
----------------------------------------------------------------------------------------------------------------
 Total distributions
 from realized gains               --       (207,871)    (2,052,696)    (2,457,323)            --            --
----------------------------------------------------------------------------------------------------------------
 Distributions in excess
 of realized gains
 Class A Shares                    --       (101,301)            --             --             --            --
 Class B Shares                    --         (6,561)            --             --             --            --
 Class I Shares                    --     (3,358,322)            --             --             --            --
----------------------------------------------------------------------------------------------------------------
 Total distributions in
 excess of realized
 gains                             --     (3,466,184)            --             --             --            --
----------------------------------------------------------------------------------------------------------------
 Total distributions to
 shareholders             (19,030,908)   (15,931,848)   (20,679,839)   (19,959,106)    (3,226,247)   (2,484,944)
----------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS:
 Proceeds from shares
 sold                     103,257,906     56,407,627     72,832,224     65,174,176     26,314,714    17,373,469
 Proceeds from shares
 issued in connection
 with merger                       --    102,578,100             --             --             --            --
 Net asset value of
 shares issued in rein-
 vestment of distribu-
 tions to shareholders      1,503,756      2,868,722      2,436,698      2,546,519        987,581       854,735
----------------------------------------------------------------------------------------------------------------
                          104,761,662    161,854,449     75,268,922     67,720,695     27,302,295    18,228,204
 Less: payments for
 shares redeemed          (96,346,798)   (37,670,935)   (79,173,261)   (61,160,676)    (9,736,804)  (10,558,076)
----------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets from cap-
 ital share transactions    8,414,864    124,183,514     (3,904,339)     6,560,019     17,565,491     7,670,128
----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET AS-
SETS                       23,726,559    120,305,292      3,312,481      1,759,304     20,569,276     7,140,514
NET ASSETS:
 Beginning of period      368,128,442    247,823,150    393,630,021    391,870,717     60,593,674    53,453,160
----------------------------------------------------------------------------------------------------------------
 End of period           $391,855,001   $368,128,442   $396,942,502   $393,630,021    $81,162,950   $60,593,674
----------------------------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

                                                   Pegasus Funds

PEGASUS MANAGED ASSETS CONSERVATIVE FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                      DESCRIPTION                         SHARES   MARKET VALUE
                      -----------                         ------   ------------
TEMPORARY CASH INVESTMENT -- 1.99%
  Pegasus Cash Management Fund Class I.................. 2,277,288 $  2,277,288
                                                                   ------------
 (Cost $2,277,288)
MUTUAL FUNDS -- 98.01%
 Pegasus Bond Fund...................................... 4,537,028   48,047,128
 Pegasus International Bond Fund........................ 1,033,931   10,266,933
 Pegasus High Yield Bond Fund...........................   998,729   10,266,934
 Pegasus Growth Fund....................................   154,867    2,335,393
 Pegasus Growth and Value Fund..........................   838,187   13,737,888
 Pegasus International Equity Fund......................   752,430    9,134,500
 Pegasus Intrinsic Value Fund...........................   730,256   11,443,109
 Pegasus Mid-Cap Opportunity Fund ......................   221,530    4,636,618
 Pegasus Small-Cap Opportunity Fund.....................   144,244    2,339,647
                                                                   ------------
TOTAL MUTUAL FUNDS
 (Cost $109,889,357)....................................            112,208,150
                                                                   ------------
TOTAL INVESTMENTS.......................................           $114,485,438
                                                                   ============
 (Cost $112,166,645)

                       See Notes to Financial Statements

    Pegasus Funds
 58

PEGASUS MANAGED ASSETS BALANCED FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                      DESCRIPTION                         SHARES   MARKET VALUE
                      -----------                         ------   ------------
TEMPORARY CASH INVESTMENT -- 2.99%
  Pegasus Cash Management Fund Class I.................. 7,582,964 $  7,582,964
                                                                   ------------
 (Cost $7,582,964)
MUTUAL FUNDS -- 97.01%
 Pegasus Bond Fund...................................... 6,703,435   70,989,381
 Pegasus Growth Fund....................................   513,008    7,736,160
 Pegasus Growth and Value Fund.......................... 2,788,521   45,703,855
 Pegasus High Yield Bond Fund........................... 1,473,686   15,149,489
 Pegasus International Bond Fund........................ 1,525,628   15,149,489
 Pegasus International Equity Fund...................... 2,504,952   30,410,117
 Pegasus Intrinsic Value Fund........................... 2,424,941   37,998,826
 Pegasus Mid-Cap Opportunity Fund ......................   733,682   15,355,970
 Pegasus Small-Cap Opportunity Fund.....................   477,277    7,741,440
                                                                   ------------
TOTAL MUTUAL FUNDS......................................            246,234,727
                                                                   ------------
 (Cost $241,394,978)
TOTAL INVESTMENTS.......................................           $253,817,691
                                                                   ============
 (Cost $248,977,942)

                       See Notes to Financial Statements

                                                                Pegasus Funds

PEGASUS MANAGED ASSETS GROWTH FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                                                                      MARKET
                        DESCRIPTION                         SHARES     VALUE
                        -----------                         ------    ------
TEMPORARY CASH INVESTMENTS -- 3.85%
  Pegasus Cash Management Fund Class I..................... 501,221 $   501,221
                                                                    -----------
 (Cost $501,221)
MUTUAL FUNDS -- 96.15%
 Pegasus Bond Fund......................................... 172,170   1,823,281
 Pegasus Growth Fund.......................................  34,544     520,938
 Pegasus Growth and Value Fund............................. 190,703   3,125,625
 Pegasus High Yield Bond Fund..............................  38,006     390,703
 Pegasus International Bond Fund...........................  39,346     390,703
 Pegasus International Equity Fund......................... 172,881   2,098,769
 Pegasus Intrinsic Value Fund.............................. 166,221   2,604,687
 Pegasus Mid-Cap Opportunity Fund..........................  49,779   1,041,875
 Pegasus Small-Cap Opportunity Fund........................  32,117     520,937
                                                                    -----------
TOTAL MUTUAL FUNDS.........................................          12,517,518
                                                                    -----------
 (Cost $12,518,392)
TOTAL INVESTMENTS..........................................         $13,018,739
                                                                    ===========
 (Cost $13,019,613)

                       See Notes to Financial Statements.

    Pegasus Funds
 60

PEGASUS EQUITY INCOME FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                                                                      MARKET
                      DESCRIPTION                       FACE AMOUNT    VALUE
                      -----------                       -----------   ------
TEMPORARY CASH INVESTMENT -- 6.67%
 Salomon Brothers, Revolving Repurchase Agreement,
  6.625%, 1/2/98 (secured by U.S. Treasury Notes with
  maturities ranging from 7/15/98 through 2/28/02 at
  various interest rates ranging from 6.25% to 8.25%,
  all held at Chase Bank).............................. $ 8,545,629 $ 8,545,629
 Pegasus Cash Management Fund Class I (in shares)......  12,740,160  12,740,160
                                                                    -----------
 (Cost $21,285,789)....................................              21,285,789
                                                                    -----------
CONVERTIBLE BONDS -- 9.73%
 Enserch Corp., 6.375%, 4/1/02.........................   1,610,000   1,734,775
 NAC RE Corp., 5.25%, 12/15/02.........................   3,095,000   3,505,088
 Pep Boys, Zero Coupon, 9/20/11........................   3,272,700   1,750,894
 Potomac Electric Power, 5.00%, 9/1/02.................  10,294,000  10,100,988
 Roche Holding Inc., Zero Coupon, 5/6/12...............  30,100,000  13,958,875
                                                                    -----------
 (Cost $29,136,373)....................................              31,050,620
                                                                    -----------
                                                          SHARES
                                                          ------
NON-CONVERTIBLE PREFERRED STOCKS -- 4.50%
 FINANCE -- 4.50%
  Salomon, Inc., 7.625%................................     356,900  14,365,225
                                                                    -----------
 (Cost $9,930,110)
COMMON STOCKS -- 79.10%
 AEROSPACE -- 2.89%
  Lockheed Martin Corp.................................      93,600   9,219,600
                                                                    -----------
 BANKS -- 3.17%
  Mercantile Bankshares Corp...........................     100,000   3,912,500
  Pacific Century Financial Corp.......................     250,000   6,187,500
                                                                    -----------
                                                                     10,100,000
                                                                    -----------
 CHEMICALS -- 5.48%
  Dow Chemical Co......................................     100,000  10,150,000
  NCH Corp.............................................     111,900   7,329,450
                                                                    -----------
                                                                     17,479,450
                                                                    -----------
 CONSUMER DURABLES -- 0.87%
  National Presto Industries, Inc......................      69,900   2,765,419
                                                                    -----------
 DOMESTIC OIL -- 2.26%
  Atlantic Richfield Co................................      90,200   7,227,275
                                                                    -----------
 DRUGS AND MEDICINE -- 1.54%
  Mid Ocean LTD........................................      90,600   4,915,050
                                                                    -----------
 ENERGY AND UTILITIES -- 8.51%
  CINergy Corp.........................................     130,000   4,980,625
  Connecticut Energy Corp..............................     162,400   4,892,300
  Empire District Electric.............................       4,500      88,313
  Sierra Pacific Resources.............................     104,000   3,900,000
  SJW Corp.............................................      10,000     605,000
  Southwest Gas Corp...................................     179,000   3,345,062
  Washington Water Power Co............................     383,700   9,328,706
                                                                    -----------
                                                                     27,140,006
                                                                    -----------

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS EQUITY INCOME FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                       MARKET
                        DESCRIPTION                          SHARES    VALUE
                        -----------                          ------    ------
 FOOD AND AGRICULTURE -- 2.76%
  Tate & Lyle PLC Sponsored................................. 266,700 $8,811,635
                                                                     ----------
 INSURANCE -- 11.42%
  American National Insurance Co............................ 107,750 10,020,750
  Ohio Casualty Corp........................................ 191,600  8,550,150
  Old Republic International Corp........................... 328,650 12,221,672
  RLI Corp..................................................  35,200  1,753,400
  SAFECO Corp...............................................  79,600  3,880,500
                                                                     ----------
                                                                     36,426,472
                                                                     ----------
 INTERNATIONAL OIL -- 6.33%
  Amoco Corp................................................  74,700  6,358,838
  Mobil Corp................................................  99,200  7,161,000
  Texaco, Inc............................................... 122,600  6,666,375
                                                                     ----------
                                                                     20,186,213
                                                                     ----------
 MISCELLANEOUS AND CONGLOMERATES -- 3.12%
  Diageo PLC................................................ 263,000  9,961,125
                                                                     ----------
 MISCELLANEOUS FINANCE -- 5.48%
  Associated Estates Realty................................. 139,700  3,309,144
  Federal National Mortgage Association..................... 248,600 14,185,737
                                                                     ----------
                                                                     17,494,881
                                                                     ----------
 MOTOR VEHICLES -- 2.24%
  Ford Motor Co............................................. 146,800  7,147,325
                                                                     ----------
 NON-DURABLES AND ENTERTAINMENT -- 5.30%
  Hasbro, Inc............................................... 154,000  4,851,000
  Luby's Cafeterias, Inc.................................... 313,600  5,507,600
  Sbarro, Inc............................................... 248,500  6,538,656
                                                                     ----------
                                                                     16,897,256
                                                                     ----------
 NON-FERROUS METALS -- 1.17%
  Phelps Dodge Corp.........................................  60,000  3,735,000
                                                                     ----------
 RAILROADS AND SHIPPING -- 4.60%
  Alexander & Baldwin, Inc.................................. 280,500  7,661,156
  Illinois Central Corp., Series A.......................... 206,300  7,027,094
                                                                     ----------
                                                                     14,688,250
                                                                     ----------
 REAL PROPERTY -- 0.98%
  Amli Residential Properties Trust......................... 140,000  3,115,000
                                                                     ----------
 RETAIL -- 2.78%
  May Department Stores.....................................  72,500  3,819,843
  Stanhome, Inc. VTG........................................ 196,200  5,039,888
                                                                     ----------
                                                                      8,859,731
                                                                     ----------
 TIRES AND RUBBER GOODS -- 2.21%
  Bandag, Inc., Class A..................................... 147,500  7,061,562
                                                                     ----------

                       See Notes to Financial Statements

    Pegasus Funds
 62

PEGASUS EQUITY INCOME FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES  MARKET VALUE
                       -----------                         ------  ------------
 TOBACCO -- 5.99%
  Loews Corp..............................................  71,600 $  7,598,550
  Philip Morris Companies, Inc............................ 119,800    5,428,437
  UST, Inc................................................ 164,400    6,072,525
                                                                   ------------
                                                                     19,099,512
                                                                   ------------
TOTAL COMMON STOCKS.......................................          252,330,762
                                                                   ------------
 (Cost $197,697,767)
TOTAL INVESTMENTS.........................................         $319,032,396
                                                                   ============
 (Cost $258,050,039)

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS GROWTH FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                                                                      MARKET
                       DESCRIPTION                         SHARES      VALUE
                       -----------                         ------     ------
TEMPORARY CASH INVESTMENT -- 0.88%
 Pegasus Cash Management Fund Class I.................... 5,639,483 $ 5,639,483
                                                                    -----------
 (Cost $5,639,483)
COMMON STOCKS -- 99.12%
 BANKS -- 6.65%
  Norwest Corp...........................................   500,000  19,312,500
  MBNA Corp..............................................   390,000  10,651,875
  State Street Boston Corp...............................   220,000  12,801,250
                                                                    -----------
                                                                     42,765,625
                                                                    -----------
 BUSINESS MACHINES -- 9.42%
  Cisco System, Inc.*....................................   255,000  14,216,250
  Microsoft Corp.*.......................................   220,000  28,435,000
  Silicon Graphics*......................................   475,000   5,907,813
  Sun Microsystems, Inc..................................   300,000  11,962,500
                                                                    -----------
                                                                     60,521,563
                                                                    -----------
 BUSINESS SERVICES -- 6.97%
  Cendent Corp.*.........................................   220,000   7,562,500
  Computer Associates International, Inc.................   315,000  16,655,625
  First Data Corp........................................   270,000   7,897,500
  Interpublic Group of Companies, Inc....................   255,000  12,702,188
                                                                    -----------
                                                                     44,817,813
                                                                    -----------
 CHEMICALS -- 1.54%
  Praxair, Inc...........................................   220,000   9,900,000
                                                                    -----------
 CONSTRUCTION -- 1.16%
  Fluor Corp.............................................   200,000   7,475,000
                                                                    -----------
 CONSUMER DURABLES -- 2.08%
  Newell Co..............................................   315,000  13,387,500
                                                                    -----------
 DRUGS AND MEDICINE -- 17.66%
  American Home Products Corp............................   100,000   7,650,000
  Amgen, Inc.*...........................................   210,000  11,366,250
  Guidant Corp...........................................   170,000  10,582,500
  Johnson & Johnson......................................   200,000  13,175,000
  Mylan Laboratories, Inc................................   430,000   9,003,125
  Pall Corp..............................................   275,000   5,689,062
  Pfizer, Inc............................................   225,000  16,776,562
  Smithkline Beecham PLC ADR.............................   400,000  20,575,000
  Stryker Corp...........................................   181,400   6,757,150
  United Healthcare Corp.................................   240,000  11,925,000
                                                                    -----------
                                                                    113,499,649
                                                                    -----------
 ELECTRONICS -- 6.77%
  Altera Corp.*..........................................   325,000  10,765,625
  Intel Corp.............................................   305,000  21,426,250
  Lucent Technologies, Inc...............................   141,600  11,310,300
                                                                    -----------
                                                                     43,502,175
                                                                    -----------

                       See Notes to Financial Statements.

    Pegasus Funds
 64

PEGASUS GROWTH FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES  MARKET VALUE
                       -----------                         ------  ------------
 ENERGY AND UTILITIES -- 3.35%
  AES Corp.*.............................................. 315,000 $ 14,686,875
  Enron Corp.............................................. 165,000    6,857,812
                                                                   ------------
                                                                     21,544,687
                                                                   ------------
 ENERGY RAW MATERIALS -- 3.80%
  Schlumberger, Ltd.......................................  90,000    7,245,000
  Unova, Inc.*............................................ 190,000    3,123,125
  Western Atlas, Inc.*.................................... 190,000   14,060,000
                                                                   ------------
                                                                     24,428,125
                                                                   ------------
 FOOD AND AGRICULTURE -- 1.42%
  PepsiCo, Inc............................................ 250,000    9,109,375
                                                                   ------------
 INSURANCE -- 4.81%
  AFLAC, Inc.............................................. 200,000   10,225,000
  Unum Corp............................................... 380,000   20,662,500
                                                                   ------------
                                                                     30,887,500
                                                                   ------------
 MEDIA -- 1.00%
  Cabletron System, Inc................................... 430,000    6,450,000
                                                                   ------------
 MISCELLANEOUS & CONGLOMERATES -- 2.87%
  Elan PLC ADR*........................................... 360,000   18,427,500
                                                                   ------------
 MISCELLANEOUS FINANCE -- 2.65%
  Federal Home Loan Mortgage Corp......................... 200,000    8,387,500
  MGIC Investment Corp.................................... 130,000    8,645,000
                                                                   ------------
                                                                     17,032,500
                                                                   ------------
 NON-DURABLES AND ENTERTAINMENT -- 2.99%
  Service Corp. International............................. 520,000   19,207,500
                                                                   ------------
 PRODUCER GOODS -- 3.04%
  Illinois Tool Works, Inc................................ 325,000   19,540,625
                                                                   ------------
 RETAIL -- 8.32%
  Dollar General Corp..................................... 300,000   10,875,000
  Home Depot, Inc......................................... 390,000   22,961,250
  Officemax, Inc.*........................................ 500,000    7,125,000
  Walgreen Co............................................. 400,000   12,550,000
                                                                   ------------
                                                                     53,511,250
                                                                   ------------
 SOAPS AND COSMETICS -- 2.17%
  Procter & Gamble Co..................................... 175,000   13,967,187
                                                                   ------------
 TELEPHONE -- 3.01%
  AirTouch Communications, Inc.*.......................... 465,000   19,326,563
                                                                   ------------
 TOBACCO -- 2.11%
  Philip Morris Companies, Inc............................ 300,000   13,593,750
                                                                   ------------
 TRAVEL AND RECREATION -- 5.33%
  Carnival Corp. Class A.................................. 395,000   21,873,125
  Disney (Walt) Co........................................ 125,000   12,382,813
                                                                   ------------
                                                                     34,255,938
                                                                   ------------
TOTAL COMMON STOCKS.......................................          637,151,825
                                                                   ------------
 (Cost $406,160,915)
TOTAL INVESTMENTS.........................................         $642,791,308
                                                                   ============
 (Cost $411,800,398)

* Non-income producing security

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS MID-CAP OPPORTUNITY FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                         SHARES    MARKET VALUE
                     -----------                         ------    ------------
TEMPORARY CASH INVESTMENT -- 3.12%
  Pegasus Cash Management Fund Class I................  32,773,742 $ 32,773,742
                                                                   ------------
 (Cost $32,773,742)
COMMON STOCKS -- 96.88%
 AIR TRANSPORT -- 1.08%
  Air Express International Corp. ....................     371,892   11,342,706
                                                                   ------------
 APPAREL -- 0.86%
  Tommy Hilfiger Corp.................................     258,652    9,085,151
                                                                   ------------
 BANKS -- 8.33%
  Associated Banc Corp................................     336,602   18,555,185
  Charter One Financial, Inc..........................     459,615   29,013,197
  First Tennessee National Corp.......................     175,138   11,690,462
  TCF Financial Corp..................................     830,220   28,175,591
                                                                   ------------
                                                                     87,434,435
                                                                   ------------
 BUSINESS MACHINES -- 4.56%
  Comdisco, Inc.......................................     469,898   15,712,214
  Diebold, Inc........................................     240,533   12,176,983
  Stratus Computer Inc................................     278,900   10,545,906
  Xilinx, Inc.*.......................................     267,572    9,381,743
                                                                   ------------
                                                                     47,816,846
                                                                   ------------
 BUSINESS SERVICES -- 8.64%
  CDI Corp............................................     384,342   17,583,646
  DST Systems, Inc.*..................................     468,767   20,010,491
  Hon Industries, Inc.................................     330,000   19,470,000
  Omnicom Group, Inc..................................     282,496   11,970,768
  Sungard Data Systems, Inc...........................     699,092   21,671,852
                                                                   ------------
                                                                     90,706,757
                                                                   ------------
 CHEMICALS -- 0.71%
  RPM, Inc............................................     490,233    7,476,053
                                                                   ------------
 CONSTRUCTION -- 4.13%
  Applied Power, Inc..................................     250,000   17,250,000
  Crane Co............................................     602,335   26,126,281
                                                                   ------------
                                                                     43,376,281
                                                                   ------------
 CONSUMER DURABLES -- 1.50%
  Leggett & Platt, Inc................................     376,297   15,757,437
                                                                   ------------
 CONTAINERS -- 1.51%
  AptarGroup, Inc.....................................     286,210   15,884,655
                                                                   ------------
 DRUGS AND MEDICINE -- 4.61%
  Health Care & Retirement............................     354,961   14,287,180
  Quorum Health Group, Inc.*..........................     558,384   14,587,782
  Sybron International Corp.*.........................     415,541   19,504,456
                                                                   ------------
                                                                     48,379,418
                                                                   ------------

                       See Notes to Financial Statements.

    Pegasus Funds
 66

PEGASUS MID-CAP OPPORTUNITY FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES  MARKET VALUE
                       -----------                         ------  ------------
 ELECTRONICS -- 9.11%
  Belden, Inc............................................. 587,927 $ 20,724,427
  Dynatech Corp.*......................................... 413,389   19,377,609
  Kemet Corp.*............................................ 385,344    7,466,040
  Lexmark International................................... 461,100   17,521,800
  Microchip Technology, Inc.*............................. 301,322    9,039,660
  Molex, Inc. Class A..................................... 417,803   12,011,836
  Teradyne, Inc.*......................................... 295,818    9,466,176
                                                                   ------------
                                                                     95,607,548
                                                                   ------------
 ENERGY RAW MATERIALS -- 3.39%
  Apache Corp............................................. 505,069   17,708,982
  Noble Affiliates, Inc................................... 369,059   13,009,330
  Southwestern Energy Co.................................. 376,200    4,843,575
                                                                   ------------
                                                                     35,561,887
                                                                   ------------
 INSURANCE -- 3.42%
  Capital Re Corp......................................... 349,536   21,693,078
  Transatlantic Holdings, Inc............................. 198,762   14,211,483
                                                                   ------------
                                                                     35,904,561
                                                                   ------------
 MISCELLANEOUS AND CONGLOMERATES -- 8.49%
  Camco Inernational, Inc................................. 262,900   16,743,444
  Culligan Water Technologies, Inc........................ 171,492    8,617,473
  Dentsply International, Inc............................. 421,014   12,840,927
  Essex International, Inc................................ 516,900   15,377,775
  Health Management Association, Inc. Class A............. 257,767    6,508,617
  Littelfuse, Inc.*....................................... 483,280   12,021,590
  Water Corp.............................................. 452,900   17,040,363
                                                                   ------------
                                                                     89,150,189
                                                                   ------------
 MISCELLANEOUS FINANCE -- 13.22%
  CMAC Investment Corp.................................... 338,508   20,437,421
  Edwards (A.G.), Inc..................................... 522,304   20,761,584
  Everest Reinsurance Holdings, Inc....................... 556,723   22,964,824
  Executive Risk, Inc..................................... 164,099   11,456,161
  FINOVA Group, Inc....................................... 521,340   25,904,081
  Idex Corp............................................... 447,692   15,613,258
  PMI Group, Inc.......................................... 298,591   21,591,862
                                                                   ------------
                                                                    138,729,191
                                                                   ------------
 MOTOR VEHICLES -- 5.52%
  Borg Warner Automotive.................................. 363,139   18,883,228
  Donaldson C., Inc....................................... 211,500    9,530,719
  Harley-Davidson, Inc.................................... 516,496   14,139,078
  Tower Automotive, Inc................................... 365,587   15,377,503
                                                                   ------------
                                                                     57,930,528
                                                                   ------------
 NON-DURABLES AND ENTERTAINMENT -- 1.29%
  Lancaster Colony Corp................................... 239,925   13,525,772
                                                                   ------------

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS MID-CAP OPPORTUNITY FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                      DESCRIPTION                        SHARES   MARKET VALUE
                      -----------                        ------   ------------
 NON-FERROUS METALS -- 1.56%
  DT Industries, Inc.................................... 480,232 $   16,327,888
                                                                 --------------
 PRODUCER GOODS -- 5.80%
  Harsco Corp........................................... 372,200     16,051,125
  Hubbell, Inc. Class B................................. 367,097     18,102,471
  Juno Lighting, Inc.................................... 673,076     11,778,830
  Teleflex, Inc......................................... 362,192     13,672,748
  TriMas Corp...........................................  38,600      1,326,875
                                                                 --------------
                                                                     60,932,049
                                                                 --------------
 RETAIL -- 6.42%
  Kohls Corp............................................ 181,955     12,395,684
  Mens Wearhouse, Inc................................... 382,800     13,302,300
  Proffitts, Inc.*...................................... 843,618     23,990,387
  Zale Corp.*........................................... 771,952     17,754,896
                                                                 --------------
                                                                     67,443,267
                                                                 --------------
 TRAVEL AND RECREATION -- 2.73%
  Callaway Golf Co...................................... 484,382     13,835,161
  Galileo International, Inc............................ 534,700     14,771,088
                                                                 --------------
                                                                     28,606,249
                                                                 --------------
TOTAL COMMON STOCKS.....................................          1,016,978,868
                                                                 --------------
 (Cost $677,567,103)
TOTAL INVESTMENTS.......................................         $1,049,752,610
                                                                 ==============
 (Cost $710,340,845)

*Non-income producing security.

                       See Notes to Financial Statements.

    Pegasus Funds
 68

PEGASUS SMALL-CAP OPPORTUNITY FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                         SHARES    MARKET VALUE
                     -----------                         ------    ------------
TEMPORARY CASH INVESTMENT -- 2.58%
 Pegasus Cash Management Fund Class I.................   6,245,567 $  6,245,567
                                                                   ------------
 (Cost $6,245,567)
COMMON STOCKS -- 97.42%
 APPAREL -- 0.93%
  Culp, Inc...........................................     112,000    2,240,000
                                                                   ------------
 BUSINESS MACHINES -- 4.54%
  Boole & Babbage, Inc................................     105,450    3,150,319
  Box Hill Systems Corp...............................     120,000    1,252,500
  Cort Business Services Corp.*.......................     130,000    5,175,625
  Perceptron, Inc.*...................................      65,000    1,405,625
                                                                   ------------
                                                                     10,984,069
                                                                   ------------
 BUSINESS SERVICES -- 6.31%
  Boron Lepore & Associates...........................     105,000    2,887,500
  CDI Corp............................................      84,600    3,870,450
  Education Management Corp...........................      94,700    2,935,700
  Patterson Dental Co.*...............................      65,000    2,941,250
  RemedyTemp, Inc., Class A*..........................     135,000    2,615,625
                                                                   ------------
                                                                     15,250,525
                                                                   ------------
 CHEMICALS -- 1.31%
  Brady (W.H.) Co., Class A...........................     102,000    3,162,000
                                                                   ------------
 CONSTRUCTION -- 1.44%
  Crossmann Communities, Inc..........................     126,000    3,480,750
                                                                   ------------
 CONTAINERS -- 1.40%
  Aptargroup, Inc.....................................      60,800    3,374,400
                                                                   ------------
 DOMESTIC OIL -- 1.32%
  Coho Energy Resources, Inc..........................     350,000    3,193,750
                                                                   ------------
 DRUGS & MEDICINE -- 5.67%
  Arrow International, Inc............................     115,000    4,255,000
  Ballard Medical Products............................     135,000    3,273,750
  Marquette Medical Systems, Inc., Class A*...........      55,000    1,464,375
  National Dentex Corp................................     100,000    2,200,000
  Universal Health Services, Inc., Class B............      50,000    2,518,750
                                                                   ------------
                                                                     13,711,875
                                                                   ------------
 ELECTRONICS -- 8.57%
  Allen Telecom, Inc..................................      80,000    1,475,000
  Altron, Inc.........................................     130,000    1,722,500
  Belden, Inc.........................................     129,000    4,547,250
  Burr Brown Corp.*...................................      60,000    1,927,500
  DuPont Photomasks, Inc.*............................      85,000    2,964,375
  Holphane Corp.*.....................................     120,000    2,970,000
  Methode Electronics, Inc., Class A..................     130,000    2,112,500
  MTS Systems Corp....................................      80,000    3,000,000
                                                                   ------------
                                                                     20,719,125
                                                                   ------------

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS SMALL-CAP OPPORTUNITY FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                      MARKET
                        DESCRIPTION                         SHARES     VALUE
                        -----------                         ------    ------
 ENERGY RAW MATERIALS -- 4.79%
  Doncasters PLC ADR....................................... 153,000 $ 3,232,125
  Omni Energy Services..................................... 200,000   2,350,000
  Swift Energy Co.*........................................ 181,500   3,822,844
  Unit Corp.*.............................................. 225,000   2,165,625
                                                                    -----------
                                                                     11,570,594
                                                                    -----------
 FOOD AND AGRICULTURE -- 1.29%
  American Italian Pasta Co., Class A...................... 125,000   3,125,000
                                                                    -----------
 INSURANCE -- 4.36%
  Capital RE Corp..........................................  83,000   5,151,188
  Conning Corp............................................. 102,500   1,716,875
  Stirling Cooke Brown Holdings LTD........................ 150,000   3,675,000
                                                                    -----------
                                                                     10,543,063
                                                                    -----------
 MEDIA -- 0.92%
  SPSS, Inc.*.............................................. 115,000   2,213,750
                                                                    -----------
 MISCELLANEOUS & CONGLOMERATES -- 20.33%
  Chart Industries, Inc.................................... 175,000   3,992,187
  Essex International, Inc................................. 155,600   4,629,100
  General Cable Corp.*..................................... 135,000   4,885,312
  IHOP Corp.*..............................................  70,000   2,275,000
  Industrial Distribution Group............................ 150,000   2,353,125
  Lecg, Inc................................................ 330,000   2,887,500
  Littelfuse, Inc.*........................................  90,000   2,238,750
  OmniQuip International, Inc.*............................ 204,000   4,067,250
  Pameco Corp., Class A.................................... 225,000   4,275,000
  Panavision, Inc.......................................... 150,000   3,871,875
  Robbins & Myers, Inc..................................... 110,000   4,358,750
  Rural Metro Corp.*.......................................  81,000   2,703,375
  SBS Technologies, Inc.................................... 125,000   3,390,625
  Stoneridge, Inc.......................................... 200,000   3,200,000
                                                                    -----------
                                                                     49,127,849
                                                                    -----------
 MISCELLANEOUS FINANCE -- 8.57%
  Arm Financial Group...................................... 180,000   4,747,500
  CMAC Investment Corp.....................................  65,000   3,924,375
  Executive Risk, Inc......................................  50,000   3,490,625
  First Financial Corp.....................................  83,700   1,977,413
  Idex Corp................................................ 105,000   3,661,875
  Triad Guaranty, Inc.*.................................... 100,000   2,900,000
                                                                    -----------
                                                                     20,701,788
                                                                    -----------
 MOTOR VEHICLES -- 4.00%
  Borg Warner Automotive, Inc..............................  40,000   2,080,000
  Control Devices, Inc..................................... 226,666   3,626,656
  Dura Automotive Systems, Inc............................. 160,000   3,960,000
                                                                    -----------
                                                                      9,666,656
                                                                    -----------

                       See Notes to Financial Statements.

    Pegasus Funds
 70

PEGASUS SMALL-CAP OPPORTUNITY FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES  MARKET VALUE
                       -----------                         ------  ------------
 NON-FEROUS METALS -- 1.59%
  DT Industries, Inc...................................... 113,000 $  3,842,000
                                                                   ------------
 OPTICAL PHOTOGRAPHIC EQUIPMENT -- 1.29%
  II-VI, Inc.............................................. 130,000    3,120,000
                                                                   ------------
 PRODUCER GOODS -- 4.27%
  Kuhlman Corp............................................ 115,000    4,499,375
  SPS Technologies, Inc................................... 105,000    4,580,625
  Watsco, Inc.............................................  50,000    1,234,375
                                                                   ------------
                                                                     10,314,375
                                                                   ------------
 REAL PROPERTY -- 1.85%
  Penn America Group, Inc................................. 218,000    4,469,000
                                                                   ------------
 RETAIL -- 7.74%
  Mens Warehouse, Inc..................................... 151,000    5,247,250
  99 Cents Only Stores*................................... 125,000    3,687,500
  Proffitts, Inc.*........................................ 177,000    5,033,437
  Zale Corp.*............................................. 206,000    4,738,000
                                                                   ------------
                                                                     18,706,187
                                                                   ------------
 SOAPS & COSMETICS -- 2.51%
  Alberto Culver Co., Class A.............................  80,000    2,160,000
  Wesley Jessen Visioncare................................ 100,000    3,900,000
                                                                   ------------
                                                                      6,060,000
                                                                   ------------
 TRUCKING & FREIGHT -- 2.42%
  C.H. Robinson Worldwide, Inc............................ 145,000    3,244,375
  US Freightways Corp.....................................  80,000    2,600,000
                                                                   ------------
                                                                      5,844,375
                                                                   ------------
TOTAL COMMON STOCKS.......................................          235,421,131
                                                                   ------------
 (Cost $188,052,726)
TOTAL INVESTMENTS.........................................         $241,666,698
                                                                   ============
 (Cost $194,298,293)

* Non-income producing security.

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS INTRINSIC VALUE FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                                                                       MARKET
                      DESCRIPTION                        FACE AMOUNT    VALUE
                      -----------                        -----------   ------
TEMPORARY CASH INVESTMENT -- 2.66%
 Pegasus Cash Management Fund Class I (in shares).......  16,618,577 $16,618,577
                                                                     -----------
 (Cost $16,618,577)
CONVERTIBLE BONDS -- 9.94%
  Nac Re Corp., 5.25%, 12/15/02......................... $16,384,560  18,555,514
  Pep Boys, Zero Coupon, 9/20/11........................   5,610,300   3,001,511
  Potomac Electric Power Co., 5.00%, 9/1/02.............  15,264,000  14,977,800
  Roche Holding, Inc., Zero Coupon, 5/6/12..............  55,270,000  25,631,462
                                                                     -----------
 (Cost $57,481,099)                                                   62,166,287
                                                                     -----------
                                                           SHARES
                                                           ------
NON-CONVERTIBLE PREFERRED -- 1.17%
 FINANCE -- 1.17%
  Salomon, Inc., 7.625% Preferred.......................     181,247   7,295,192
                                                                     -----------
 (Cost $5,356,956)
COMMON STOCKS -- 86.23%
 AEROSPACE -- 4.55%
  Lockheed Martin Corp..................................     289,000  28,466,500
                                                                     -----------
 APPAREL -- 5.42%
  Payless Shoesource, Inc.*.............................     298,900  20,063,662
  Unifi, Inc............................................     340,040  13,835,378
                                                                     -----------
                                                                      33,899,040
                                                                     -----------
 BANKS -- 1.91%
  Pacific Century Financial Corp........................     481,228  11,910,393
                                                                     -----------
 BUSINESS SERVICES -- 1.05%
  Grey Advertising, Inc.................................      19,996   6,558,688
                                                                     -----------
 CHEMICALS -- 2.19%
  NCH Corp..............................................     208,711  13,670,571
                                                                     -----------
 CONSUMER DURABLES -- 0.83%
  National Presto Industries, Inc.......................     131,600   5,206,425
                                                                     -----------
 DOMESTIC OIL -- 0.91%
  Atlantic Richfield Co.................................      71,026   5,690,958
                                                                     -----------
 DRUGS AND MEDICINE -- 4.50%
  Arch Coal, Inc........................................     592,730  16,225,983
  Block Drug, Inc., Class A.............................     134,586   5,820,844
  Mid Ocean Ltd.........................................     111,800   6,065,150
                                                                     -----------
                                                                      28,111,977
                                                                     -----------
 ENERGY AND UTILITIES -- 6.79%
  Sierra Pacific Resources..............................     342,090  12,828,375
  SJW Corp..............................................      10,419     630,350
  Southwest Gas Corporation.............................     509,200   9,515,675
  St. Joeseph Light & Power Co..........................     323,150   5,756,109
  Washington Water Power Co.............................     565,145  13,740,088
                                                                     -----------
                                                                      42,470,597
                                                                     -----------

                       See Notes to Financial Statements.

    Pegasus Funds
 72

PEGASUS INTRINSIC VALUE FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES  MARKET VALUE
                       -----------                         ------  ------------
 FOOD AND AGRICULTURE -- 4.41%
  Farmer Brothers Co......................................  69,521 $ 13,000,427
  Tate & Lyle PLC Sponsored............................... 440,800   14,563,812
                                                                   ------------
                                                                     27,564,239
                                                                   ------------
 INSURANCE -- 14.62%
  Allmerica Financial Corp................................ 167,200    8,349,550
  American National Insurance Co.......................... 211,790   19,696,470
  Citizens Corp........................................... 505,800   14,541,750
  Financial Security Assurance Holdings................... 226,479   10,927,612
  Ohio Casualty Corp...................................... 159,900    7,135,538
  Old Republic International Corp......................... 555,594   20,661,151
  Safeco Corp............................................. 207,461   10,113,724
                                                                   ------------
                                                                     91,425,795
                                                                   ------------
 INTERNATIONAL OIL -- 0.64%
  Amoco Corp..............................................  47,304    4,026,753
                                                                   ------------
 MISCELLANEOUS AND CONGLOMERATES -- 2.55%
  Diageo PLC.............................................. 421,548   15,966,131
                                                                   ------------
 MISCELLANEOUS FINANCE -- 14.89%
  Associated Estates Realty............................... 172,700    4,090,831
  Federal National Mortgage Association................... 437,300   24,953,431
  Fund American Enterprises Holdings, Inc................. 257,290   31,132,090
  Leucadia National Corp.................................. 767,570   26,481,165
  PXRE Corp............................................... 194,700    6,461,606
                                                                   ------------
                                                                     93,119,123
                                                                   ------------
 MOTOR VEHICLES -- 0.80%
  Ford Motor Co........................................... 102,156    4,973,720
                                                                   ------------
 NON-DURABLES AND ENTERTAINMENT -- 4.85%
  Hasbro, Inc............................................. 301,684    9,503,046
  Lubys Cafeterias, Inc................................... 470,066    8,255,534
  Sbarro, Inc............................................. 478,219   12,583,137
                                                                   ------------
                                                                     30,341,717
                                                                   ------------
 PRODUCER GOODS -- 0.31%
  Tennant Co..............................................  52,586    1,912,816
                                                                   ------------
 RAILROADS AND SHIPPING -- 4.13%
  Alexander & Baldwin, Inc. .............................. 450,553   12,305,728
  Illinois Central Corp. Series A......................... 397,000   13,522,813
                                                                   ------------
                                                                     25,828,541
                                                                   ------------
 RETAIL -- 1.58%
  Stanhome, Inc. ......................................... 385,700    9,907,669
                                                                   ------------
 TIRES AND RUBBER GOODS -- 2.79%
  Bandag, Inc. Class A.................................... 363,790   17,416,446
                                                                   ------------
 TOBACCO -- 6.51%
  Loews Corp.............................................. 301,300   31,975,463
  UST, Inc. .............................................. 236,400    8,732,025
                                                                   ------------
                                                                     40,707,488
                                                                   ------------
TOTAL COMMON STOCKS.......................................          539,175,587
                                                                   ------------
 (Cost $425,725,986)
TOTAL INVESTMENTS.........................................         $625,255,643
                                                                   ============
 (Cost $505,182,618)

* Non-income producing security.

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS GROWTH AND VALUE FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                                                            FACE
                      DESCRIPTION                          AMOUNT   MARKET VALUE
                      -----------                          ------   ------------
TEMPORARY CASH INVESTMENTS -- 2.76%
 Pegasus Cash Management Fund Class I (in shares)....... 27,907,105 $27,907,105
 U.S. Treasury Bills 03/26/98(1)........................ $1,100,000   1,086,910
 U.S. Treasury Bills 06/18/98(1)........................    300,000     292,764
                                                                    -----------
TOTAL TEMPORARY CASH INVESTMENTS........................             29,286,779
                                                                    -----------
 (Cost $29,286,779)
                                                           SHARES
                                                         ----------
COMMON STOCKS -- 97.24%
 AEROSPACE -- 1.55%
  Boeing Co.............................................    336,000  16,443,000
                                                                    -----------
 APPAREL -- 1.48%
  Russell Corp..........................................    593,000  15,751,563
                                                                    -----------
 BANKS -- 5.21%
  BankAmerica Corp......................................    288,000  21,024,000
  Norwest Corp..........................................    888,000  34,299,000
                                                                    -----------
                                                                     55,323,000
                                                                    -----------
 BUSINESS MACHINES -- 2.59%
  Electronic Data Systems Corp..........................    625,000  27,460,938
                                                                    -----------
 BUSINESS SERVICES -- 6.62%
  Auto Data Processing, Inc.............................    520,000  31,915,000
  Deluxe Corp...........................................    676,000  23,322,000
  First Data Corp.......................................    517,000  15,122,250
                                                                    -----------
                                                                     70,359,250
                                                                    -----------
 CHEMICALS -- 2.65%
  Sigma-Aldrich Corp....................................    708,000  28,143,000
                                                                    -----------
 CONSTRUCTION -- 4.17%
  Masco Corp............................................    488,000  24,827,000
  York International Corp...............................    493,000  19,504,313
                                                                    -----------
                                                                     44,331,313
                                                                    -----------
 CONSUMER DURABLES -- 2.51%
  Newell Co.............................................    627,000  26,647,500
                                                                    -----------
 CONTAINERS -- 1.83%
  Crown Cork & Seal Co., Inc............................    388,000  19,448,500
                                                                    -----------
 DRUGS AND MEDICINE -- 8.88%
  Abbott Laboratories Corp..............................    367,000  24,061,438
  Bristol-Myers Squibb Co...............................    373,000  35,295,125
  Schering-Plough Corp..................................    563,000  34,976,375
                                                                    -----------
                                                                     94,332,938
                                                                    -----------
 ELECTRONICS -- 8.18%
  AMP, Inc..............................................    581,000  24,402,000
  Andrew Corp...........................................    397,000   9,528,000

                       See Notes to Financial Statements.

    Pegasus Funds
 74

PEGASUS GROWTH AND VALUE FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                      MARKET
                       DESCRIPTION                         SHARES      VALUE
                       -----------                         ------     ------
 ELECTRONICS -- CONTINUED
  Hewlett Packard Co.....................................   333,000 $20,812,500
  Lucent Technologies, Inc...............................   184,000  14,697,000
  Motorola, Inc..........................................   305,000  17,404,063
                                                                    -----------
                                                                     86,843,563
                                                                    -----------
 ENERGY AND UTILITIES -- 10.45%
  Enron Corp.............................................   442,000  18,370,625
  FPL Group Inc..........................................   485,000  28,705,938
  MCN Energy Group, Inc..................................   834,000  33,672,750
  Pinnacle West Capital Corp.............................   713,000  30,213,375
                                                                    -----------
                                                                    110,962,688
                                                                    -----------
 ENERGY RAW MATERIALS -- 3.03%
  Schlumberger Ltd.......................................   400,000  32,200,000
                                                                    -----------
 FOOD AND AGRICULTURE -- 7.70%
  ConAgra, Inc...........................................   810,000  26,578,125
  CPC International, Inc.................................   271,000  29,200,250
  PepsiCo, Inc...........................................   713,000  25,979,938
                                                                    -----------
                                                                     81,758,313
                                                                    -----------
 INSURANCE -- 3.86%
  American International Group, Inc......................   163,000  17,726,250
  Chubb Corp.............................................   308,000  23,292,500
                                                                    -----------
                                                                     41,018,750
                                                                    -----------
 INTERNATIONAL OIL -- 2.05%
  British Petroleum PLC ADR..............................   273,420  21,788,156
                                                                    -----------
 LIQUOR -- 2.40%
  Anheuser-Busch Companies, Inc..........................   580,000  25,520,000
                                                                    -----------
 MEDIA -- 5.17%
  Gannett Co., Inc.......................................   384,000  23,736,000
  Washington Post Co. Class B............................    64,000  31,136,000
                                                                    -----------
                                                                     54,872,000
                                                                    -----------
 MISCELLANEOUS & CONGLOMERATES -- 2.58%
  Cognizant Corp.........................................   614,000  27,361,375
                                                                    -----------
 MISCELLANEOUS FINANCE -- 1.85%
  PMI Group, Inc.........................................   273,000  19,741,313
                                                                    -----------
 NON-DURABLES AND ENTERTAINMENT -- 2.31%
  Kimberly-Clark Corp....................................   497,000  24,508,313
                                                                    -----------
 PRODUCER GOODS -- 2.65%
  Dover Corp.............................................   782,000  28,249,750
                                                                    -----------
 RETAIL -- 5.11%
  Officemax, Inc......................................... 1,532,000  21,831,000
  Pep Boys Manny Moe & Jack..............................   753,000  17,977,875
  Toys R Us*.............................................   460,000  14,461,250
                                                                    -----------
                                                                     54,270,125
                                                                    -----------

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS GROWTH AND VALUE FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                      DESCRIPTION                        SHARES   MARKET VALUE
                      -----------                        ------   ------------
 TELEPHONE -- 2.41%
  Century Telephone Enterprises, Inc.................... 514,000 $   25,603,621
                                                                 --------------
TOTAL COMMON STOCKS.....................................          1,032,938,969
                                                                 --------------
 (Cost $716,844,154)
TOTAL INVESTMENTS.......................................         $1,062,225,748
                                                                 ==============
 (Cost $746,130,933)

* Non-income producing security.
(1) Securities represent the margin deposit for the futures contracts.

FUTURES CONTRACTS

                                UNDERLYING
                     EXPIRATION FACE AMOUNT UNREALIZED
PURCHASED               DATE     AT VALUE   GAIN/(LOSS)
-------------------------------------------------------
  5 S&P 500 Futures     3/98    $ 1,223,875  $ (7,588)
115 S&P 500 Futures     6/98     28,436,625   345,200

                       See Notes to Financial Statements.

    Pegasus Funds
 76

PEGASUS EQUITY INDEX FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                      DESCRIPTION                         SHARES   MARKET VALUE
                      -----------                         ------   ------------
TEMPORARY CASH INVESTMENT -- 0.37%
 Pegasus Cash Management Fund Class I................... 3,109,780 $  3,109,780
                                                                   ------------
 (COST $3,109,780)
COMMON STOCKS -- 99.63%
 AEROSPACE -- 1.90%
  Boeing Co.............................................   111,757    5,469,108
  General Dynamics Corp.................................     5,241      453,019
  Goodrich B. F. Co.....................................     7,600      314,925
  Lockheed Martin Corp..................................    21,247    2,092,829
  Northrop Grumman Corp.................................     7,368      847,320
  Raytheon Co. Class A..................................     5,113      252,151
  Raytheon Co. Class B..................................    25,596    1,292,598
  Rockwell International Corp...........................    24,874    1,299,667
  Textron, Inc..........................................    18,048    1,128,000
  TRW, Inc..............................................    15,942      850,904
  United Technologies Corp..............................    25,164    1,832,254
                                                                   ------------
                                                                     15,832,775
                                                                   ------------
 AIR TRANSPORT -- 0.52%
  AMR Corp.*............................................     9,148    1,175,518
  Delta Air Lines, Inc..................................     8,935    1,063,265
  Federal Express Corp.*................................    12,909      788,256
  Southwest Airlines Co.................................    31,429      773,951
  USAir Group, Inc.*....................................     9,100      568,750
                                                                   ------------
                                                                      4,369,740
                                                                   ------------
 APPAREL -- 0.33%
  Fruit of the Loom, Inc., Class A*.....................     8,497      217,736
  Liz Claiborne, Inc....................................     5,553      232,185
  Nike, Inc., Class B...................................    32,790    1,287,007
  Reebok International Ltd..............................     6,193      178,436
  Russell Corp..........................................    10,900      289,531
  V.F. Corp.............................................    12,454      572,106
                                                                   ------------
                                                                      2,777,001
                                                                   ------------
 BANKS -- 9.11%
  Banc One Corp.........................................    63,176    3,431,247
  Bank of Boston Corp...................................    16,796    1,577,774
  Bank of New York Co., Inc.............................    41,443    2,395,923
  BankAmerica Corp......................................    75,280    5,495,440
  Bankers Trust New York Corp...........................    10,960    1,232,315
  Barnett Banks, Inc....................................    22,251    1,599,291
  BB & T Corp...........................................    15,100      967,344
  Chase Manhattan Corp..................................    45,603    4,993,529
  Citicorp..............................................    49,956    6,316,312
  Comerica, Inc.........................................    13,393    1,208,718
  Corestates Financial Corp.............................    23,736    1,900,364
  First Chicago NBD Corp................................    32,601    2,722,184

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS EQUITY INDEX FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES  MARKET VALUE
                       -----------                         ------  ------------
  First Union Corp........................................  69,252 $  3,549,165
  Fleet Financial Group, Inc..............................  28,149    2,109,416
  Fifth Third Bancorp.....................................  16,111    1,317,074
  Huntington Bankshares, Inc..............................  17,600      633,600
  J.P. Morgan and Co., Inc................................  20,177    2,277,479
  Keycorp.................................................  24,841    1,759,053
  MBNA Corp...............................................  54,891    1,499,210
  Mellon Bank Corp........................................  29,600    1,794,500
  Morgan Stanley Dean Witter..............................  65,100    3,849,038
  Norwest Corp............................................  81,732    3,156,898
  Nationsbank Corp........................................  78,598    4,779,741
  National City Corp......................................  22,305    1,466,554
  PNC Bank Corp...........................................  31,420    1,792,904
  Republic NY Corp........................................   6,691      764,028
  State Street Corp.......................................  17,800    1,035,737
  Suntrust Banks, Inc.....................................  24,492    1,748,116
  Synovus Financial Corp..................................  19,300      632,075
  U.S. Bancorp............................................  27,062    3,029,252
  Wachovia Corp...........................................  22,453    1,821,500
  Wells Fargo & Co........................................   9,350    3,173,740
                                                                   ------------
                                                                     76,029,521
                                                                   ------------
 BUSINESS MACHINES -- 6.29%
  Bay Networks, Inc.......................................  18,433      471,194
  Ceridian Corp.*.........................................   7,345      336,493
  Cisco Systems, Inc...................................... 112,911    6,294,788
  Compaq Computer Corp.*..................................  86,824    4,900,130
  Dell Computer Corp.*....................................  36,722    3,084,648
  Digital Equipment Corp.*................................  16,379      606,023
  Honeywell, Inc..........................................  14,096      965,576
  International Business Machines Corp.................... 108,372   11,331,647
  Microsoft Corp.*........................................ 132,243   17,092,408
  Nextlevel Systems, Inc..................................  16,300      291,362
  Novell, Inc.*...........................................  46,900      351,750
  Pitney Bowes, Inc.......................................  18,448    1,659,167
  Seagate Technology*.....................................  27,865      536,401
  Silicon Graphics*.......................................  22,900      284,819
  Sun Microsystems, Inc.*.................................  39,267    1,565,771
  Xerox Corp..............................................  36,335    2,681,977
                                                                   ------------
                                                                     52,454,154
                                                                   ------------
 BUSINESS SERVICES -- 2.17%
  Automatic Data Processing, Inc..........................  31,779    1,950,436
  Block (H.&R.) Inc.......................................   8,057      361,054
  Browning-Ferris Industries, Inc.........................  21,635      800,495
  Cendent Corp............................................  86,475    2,972,603
  Computer Associates International, Inc..................  61,353    3,244,040
  Computer Sciences Corp..................................   7,676      640,946
  Deluxe Corp.............................................   8,215      283,418

                       See Notes to Financial Statements.

    Pegasus Funds
 78

PEGASUS EQUITY INDEX FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  Dun & Bradstreet Corp....................................  18,167 $    562,042
  Ecolab, Inc..............................................  11,194      620,567
  Equifax, Inc.............................................  16,600      588,262
  First Data Corp..........................................  48,529    1,419,473
  Interpublic Group of Companies, Inc......................  12,132      604,325
  KLA Tencor Corp..........................................   9,400      363,075
  Shared Medical Sysjtem, Inc..............................   5,400      356,400
  U.S. West Media Group....................................  69,144    1,996,533
  Waste Management, Inc....................................  50,275    1,382,563
                                                                    ------------
                                                                      18,146,232
                                                                    ------------
 CHEMICALS -- 2.38%
  Air Products & Chemicals, Inc............................  11,190      920,377
  Dow Chemical Co..........................................  23,821    2,417,832
  DuPont (E I) de Nemours & Co., Inc....................... 126,082    7,572,800
  Grace (W.R.) & Co........................................   9,445      759,732
  Hercules, Inc............................................   8,610      431,038
  Monsanto Co..............................................  67,511    2,835,462
  Morton International, Inc................................  13,635      468,703
  Nalco Chemical Co........................................   8,600      340,238
  PPG Industries, Inc......................................  20,140    1,150,498
  Praxair, Inc.............................................  17,003      765,135
  Rohm & Haas Co...........................................   6,141      588,001
  Safety Kleen Corp........................................  16,500      452,719
  Sigma-Aldrich Corp.......................................  11,005      437,448
  Union Carbide Corp.......................................  16,045      688,932
                                                                    ------------
                                                                      19,828,915
                                                                    ------------
 CONSTRUCTION -- 0.53%
  Armstrong World Industries, Inc..........................   4,556      340,561
  Centex Corp..............................................   6,612      416,143
  Fluor Corp...............................................   8,470      316,566
  Kaufman & Broad Home Corp................................  20,233      453,978
  Masco Corp...............................................  18,597      946,122
  Owens-Corning Fiberglass Corp............................   8,129      277,402
  Sherwin Williams Co......................................  15,416      427,794
  Stanley Works............................................   7,117      335,834
  Sunamerica, Inc..........................................  21,600      923,400
                                                                    ------------
                                                                       4,437,800
                                                                    ------------
 CONSUMER DURABLES -- 0.29%
  Black & Decker Corp......................................  10,929      426,914
  Maytag Corp..............................................  11,800      440,288
  Newell Co................................................  16,158      686,715
  Rubbermaid, Inc..........................................  16,441      411,025
  Whirlpool Corp...........................................   8,355      459,525
                                                                    ------------
                                                                       2,424,467
                                                                    ------------

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS EQUITY INDEX FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES  MARKET VALUE
                       -----------                         ------  ------------
 CONTAINERS -- 0.19%
  Ball Corp...............................................   3,457 $    122,075
  Crown Cork & Seal Co., Inc..............................  13,130      658,141
  Owens Illinois, Inc.....................................  15,300      580,444
  Stone Container Corp....................................  17,556      183,241
                                                                   ------------
                                                                      1,543,901
                                                                   ------------
 DOMESTIC OIL -- 1.12%
  Amerada Hess Corp.......................................   8,560      469,730
  Ashland Oil, Inc........................................   8,240      442,385
  Atlantic Richfield Co...................................  34,960    2,801,170
  Kerr-McGee Corp.........................................   4,408      279,082
  Oryx Energy Co.*........................................  11,500      293,250
  Pennzoil Co.............................................   7,062      471,830
  Phillips Petroleum Co...................................  29,271    1,423,302
  Sun Co., Inc............................................  10,200      429,038
  Union Pacific Resources Group...........................  21,506      521,521
  Unocal Corp.............................................  29,993    1,164,103
  USX-Marathon Group......................................  31,654    1,068,322
                                                                   ------------
                                                                      9,363,733
                                                                   ------------
 DRUGS AND MEDICINE -- 11.04%
  Abbott Laboratories.....................................  85,599    5,612,084
  American Home Products Corp.............................  72,910    5,577,615
  Amgen, Inc.*............................................  28,792    1,558,367
  Baxter International, Inc...............................  31,385    1,582,981
  Becton Dickinson & Co...................................  14,362      718,100
  Biomet, Inc.*...........................................  13,500      345,938
  Bristol-Myers Squibb Co................................. 110,416   10,448,114
  Columbia/HCA Healthcare Corp............................  77,833    2,305,803
  Guidant Corp............................................  16,418    1,022,021
  HBO & Co................................................  21,000    1,008,000
  Healthsouth Corp........................................  42,138    1,169,329
  Humana, Inc.*...........................................  17,137      355,593
  Johnson & Johnson....................................... 146,818    9,671,636
  Lilly (Eli) & Co........................................ 120,976    8,422,954
  Mallinckrodt Group, Inc.................................   8,900      338,200
  Manor Care, Inc.........................................   9,300      325,500
  Medtronic, Inc..........................................  53,904    2,819,853
  Merck & Co., Inc........................................ 134,374   14,277,238
  Pall Corp...............................................  15,700      324,794
  Pfizer, Inc............................................. 144,476   10,772,491
  Pharmacia & Upjohn Co...................................  59,708    2,186,805
  St. Jude Medical, Inc.*.................................  11,300      344,650
  Schering-Plough Corp....................................  82,812    5,144,696
  Tenet Healthcare Corp.*.................................  33,462    1,108,428
  United Healthcare Corp..................................  19,225      955,242
  Warner Lambert Co.......................................  29,763    3,690,612
                                                                   ------------
                                                                     92,087,044
                                                                   ------------

                       See Notes to Financial Statements.

    Pegasus Funds
 80

PEGASUS EQUITY INDEX FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES  MARKET VALUE
                       -----------                         ------  ------------
 ELECTRONICS -- 5.33%
  3Com Corp.*.............................................  36,689 $  1,281,822
  Advanced Micro Devices, Inc.*...........................  16,022      287,395
  AMP, Inc................................................  23,240      976,080
  Andrew Corp.*...........................................  12,000      288,000
  Boston Scientific Corp.*................................  21,666      993,928
  EMC Corp.*..............................................  55,874    1,533,043
  General Signal Corp.....................................   6,500      274,219
  Harris Corp.............................................  10,812      496,000
  Hewlett-Packard Co...................................... 116,955    7,309,688
  Intel Corp.............................................. 180,190   12,658,348
  Johnson Controls, Inc...................................   9,804      468,141
  LSI Logic Corp.*........................................  15,985      315,704
  Lucent Technologies, Inc................................  71,414    5,704,193
  Micron Technology, Inc..................................  23,749      617,474
  Motorola, Inc...........................................  66,101    3,771,888
  National Semiconductor Corp.*...........................  15,132      392,486
  Northern Telecom Ltd....................................  28,373    2,525,197
  Parametric Technology Corp..............................  14,000      663,250
  Perkin Elmer Corp.......................................   4,800      341,100
  Raychem Corp............................................  11,206      482,558
  Thermo Electron Corp....................................  16,777      746,577
  Texas Instruments, Inc..................................  43,386    1,952,370
  Thomas & Betts Corp.....................................   7,400      349,650
                                                                   ------------
                                                                     44,429,111
                                                                   ------------
 ENERGY AND UTILITIES -- 3.37%
  American Electric Power Co., Inc........................  20,280    1,046,955
  Baltimore Gas & Electric Co.............................  17,663      601,646
  Carolina Power & Light Co...............................  16,718      709,470
  Central & SouthWest Corp................................  20,293      549,179
  CINergy Corp............................................  15,367      588,748
  Coastal Corp............................................  10,572      654,803
  Columbia Gas System, Inc................................   7,993      627,950
  Consolidated Edison Co. of New York, Inc................  26,877    1,101,957
  Consolidated Natural Gas Co.............................   9,603      580,982
  Dominion Resources, Inc.................................  20,419      869,084
  DTE Energy, Inc.........................................  15,571      540,119
  Duke Power Co...........................................  39,188    2,170,036
  Edison International....................................  47,428    1,289,449
  Enron Corp..............................................  33,683    1,399,950
  Entergy Corp............................................  29,924      895,850
  Firstenergy Corp........................................  25,391      736,339
  FPL Group, Inc..........................................  21,280    1,259,510
  General Public Utilities Corp...........................  13,640      574,585
  Houston Industries, Inc.................................  32,902      878,072
  Niagara Mohawk Power Corp...............................  33,700      353,850

                       See Notes to Financial Statements.

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES  MARKET VALUE
                       -----------                         ------  ------------
  Northern States Power Co................................   7,451 $    434,021
  PP&L Resources, Inc.....................................  21,745      520,521
  Pacific Enterprises.....................................   9,300      349,913
  Pacific Gas & Electric Co...............................  52,151    1,587,346
  PacifiCorp..............................................  31,880      870,723
  PECO Energy Co..........................................  23,809      577,368
  Public Service Enterprise Group, Inc....................  23,597      747,730
  Sonat, Inc..............................................  10,691      489,113
  Southern Co.............................................  71,819    1,858,317
  Texas Utilities Co......................................  27,654    1,149,369
  Unicom Corp.............................................  23,024      707,988
  Union Electric Co.......................................  12,821      554,508
  Williams Companies, Inc.................................  30,444      863,849
                                                                   ------------
                                                                     28,139,300
                                                                   ------------
 ENERGY RAW MATERIALS -- 1.43%
  Anadarko Petroleum Corp.................................   6,600      400,538
  Apache Corp.............................................  10,000      350,625
  Baker Hughes, Inc.......................................  15,450      674,006
  Barricks Gold Corp......................................  38,235      712,127
  Burlington Resources, Inc...............................  18,636      835,126
  Dresser Industries, Inc.................................  19,462      816,188
  Halliburton Co..........................................  28,108    1,459,859
  Helmerich & Payne, Inc..................................   3,937      267,224
  Occidental Petroleum Corp...............................  37,520    1,099,805
  Rowan Companies, Inc.*..................................  15,553      474,367
  Schlumberger Ltd........................................  54,974    4,425,407
  Western Atlas, Inc.*....................................   5,727      423,798
                                                                   ------------
                                                                     11,939,070
                                                                   ------------
 FOOD AND AGRICULTURE -- 5.83%
  Archer Daniels Midland Co...............................  65,037    1,410,490
  Cardinal Health, Inc....................................  12,100      909,012
  Campbell Soup Co........................................  51,986    3,021,686
  Coca-Cola Co............................................ 273,719   18,236,528
  ConAgra, Inc............................................  52,158    1,711,434
  CPC International, Inc..................................  15,615    1,682,516
  Darden Restaurants, Inc.................................  37,561      469,513
  General Mills, Inc......................................  17,041    1,220,562
  Heinz (H.J.) Co.........................................  38,896    1,976,403
  Hershey Foods Corp......................................  16,857    1,044,080
  Kellogg Co..............................................  47,144    2,339,521
  PepsiCo, Inc............................................ 172,243    6,276,104
  Pioneer Hi-Bred International, Inc......................   7,800      836,550
  Quaker Oats Co..........................................  13,800      727,950
  Ralston-Ralston Purina Group............................  11,577    1,075,937
  Sara Lee Corp...........................................  55,509    3,125,851
  Sysco Corp..............................................  24,140    1,099,879

                       See Notes to Financial Statements.

    Pegasus Funds
 82

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES  MARKET VALUE
                       -----------                         ------  ------------
  Tricon Global Restaurants...............................  17,224 $    500,573
  Wrigley (Wm.) Jr Co.....................................  11,762      935,814
                                                                   ------------
                                                                     48,600,403
                                                                   ------------
 GOLD -- 0.07%
  Battle Mountain Gold Co.................................  23,473      137,904
  Homestake Mining Co.....................................  14,681      130,294
  Placer Dome, Inc........................................  27,977      354,958
                                                                   ------------
                                                                        623,156
                                                                   ------------
 INSURANCE -- 3.58%
  Allstate Corp...........................................  48,010    4,362,909
  American General Corp...................................  27,019    1,460,715
  American International Group, Inc.......................  77,354    8,412,248
  AON Corp................................................  18,253    1,070,082
  Chubb Corp..............................................  17,534    1,326,009
  CIGNA Corp..............................................   7,816    1,352,657
  Cincinnati Financial Corp...............................   6,000      844,500
  General Re Corp.........................................   8,295    1,758,540
  ITT Hartford Group, Inc.................................  12,002    1,122,937
  Jefferson-Pilot Corp....................................   6,463      503,306
  Lincoln National Corp...................................  11,498      898,281
  Marsh & McLennan Companies, Inc.........................  17,928    1,336,757
  Progressive Corp. (Ohio)................................   7,900      947,012
  SAFECO Corp.............................................  12,451      606,986
  St. Paul Companies......................................  11,161      915,900
  Torchmark Corp..........................................  18,858      793,215
  Transamerica Corp.......................................   6,815      725,797
  UNUM Corp...............................................  19,298    1,049,328
  USF&G Corp..............................................  16,500      364,031
                                                                   ------------
                                                                     29,851,210
                                                                   ------------
 INTERNATIONAL OIL -- 5.88%
  Amoco Corp..............................................  53,922    4,590,110
  Chevron Corp............................................  71,912    5,537,224
  Exxon Corp.............................................. 273,040   16,706,635
  Mobil Corp..............................................  86,724    6,260,389
  Royal Dutch Petroleum Co., N.Y. Registry................ 236,640   12,822,930
  Texaco, Inc.............................................  57,578    3,130,804
                                                                   ------------
                                                                     49,048,092
                                                                   ------------
 LIQUOR -- 0.51%
  Anheuser-Busch Companies, Inc...........................  54,233    2,386,252
  Brown Forman Corp. Class B..............................  10,768      594,932
  Seagram Co. Ltd.........................................  39,428    1,274,017
                                                                   ------------
                                                                      4,255,201
                                                                   ------------
 MEDIA -- 2.01%
  Adobe System, Inc.......................................   8,000      330,000
  Cabletron System, Inc.*.................................  16,806      252,090

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS EQUITY INDEX FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES  MARKET VALUE
                       -----------                         ------  ------------
  Clear Channel Communication.............................  10,000 $    794,375
  Comcast Corp. Class A Special...........................  38,985    1,230,464
  Donnelley (R.R.) & Sons Co..............................  14,361      534,947
  Dow Jones & Co., Inc....................................  10,552      566,511
  Gannett Co., Inc........................................  29,582    1,828,537
  King World Productions, Inc.............................   6,100      352,275
  Knight-Ridder, Inc......................................  12,559      653,068
  McGraw Hill Companies, Inc..............................   9,911      733,414
  New York Times Co. Class A..............................  13,915      920,129
  Tele-Communications, Inc. Class A.......................  53,863    1,504,798
  Time Warner, Inc........................................  63,990    3,967,380
  Times Mirror Co. Class A................................  10,951      673,487
  Tribune Co..............................................  12,467      776,071
  Viacom, Inc. Class B Non-Voting*........................  39,626    1,642,002
                                                                   ------------
                                                                     16,759,548
                                                                   ------------
 MISCELLANEOUS AND CONGLOMERATES -- 1.32%
  Case Corp...............................................   6,265      378,641
  Cognizant Corp..........................................  18,167      809,566
  Corning, Inc............................................  28,111    1,043,621
  Eastman Chemical Co.....................................   8,252      491,510
  Georgia Pacific Timber..................................  10,387      235,655
  ITT Corp.*..............................................  11,858      982,732
  ITT Industries, Inc.....................................  17,186      539,211
  Minnesota Mining & MFG Co...............................  46,893    3,848,157
  Tyco International LTD..................................  59,632    2,687,167
                                                                   ------------
                                                                     11,016,260
                                                                   ------------
 MISCELLANEOUS FINANCE -- 4.10%
  Aetna, Inc..............................................  16,312    1,151,016
  Ahmanson (H.F.) & Co....................................  10,053      672,923
  American Express Co.....................................  52,022    4,642,964
  Beneficial Corp.........................................   5,757      478,551
  Countrywide Credit Industry.............................  11,500      493,063
  Federal Home Loan Mortgage Corp.........................  77,662    3,256,950
  Federal National MTG Assn............................... 117,078    6,680,763
  Golden West Financial Corp..............................   6,635      648,986
  Green Tree Financial Corp...............................  14,689      384,668
  Household International, Inc............................  11,776    1,502,176
  MBIA, Inc...............................................  10,082      673,604
  Merrill Lynch & Co., Inc................................  35,652    2,600,368
  MGIC Investment Corp....................................  12,386      823,669
  Providian Financial Corp................................  11,231      507,500
  Schwab Charles Corp.....................................  28,950    1,214,091
  Travelers, Inc.......................................... 125,194    6,744,826
  Washington Mutual.......................................  27,532    1,756,885
                                                                   ------------
                                                                     34,233,003
                                                                   ------------

                       See Notes to Financial Statements.

    Pegasus Funds
 84

PEGASUS EQUITY INDEX FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES  MARKET VALUE
                       -----------                         ------  ------------
 MOTOR VEHICLES -- 2.06%
  Autozone, Inc...........................................  16,849 $    488,621
  Chrysler Corp...........................................  80,806    2,843,361
  Cummins Engine Co., Inc.................................   4,900      289,406
  Dana Corp...............................................  11,898      565,155
  Eaton Corp..............................................   8,305      741,221
  Echlin, Inc.............................................  10,200      369,113
  Ford Motor Co........................................... 132,359    6,444,229
  General Motors Corp.....................................  80,184    4,861,155
  Genuine Parts Co........................................  18,165      616,475
                                                                   ------------
                                                                     17,218,736
                                                                   ------------
 NON-DURABLES AND ENTERTAINMENT -- 1.56%
  American Greetings Corp. Class A........................   8,425      329,628
  Harcourt General, Inc...................................   7,111      389,327
  Hasbro, Inc.............................................  11,511      362,597
  Kimberly-Clark Corp.....................................  63,098    3,111,520
  Mattel, Inc.............................................  28,507    1,061,886
  McDonalds Corp..........................................  77,605    3,705,639
  Oracle Systems Corp. *.................................. 113,985    2,543,290
  Service Corp. International.............................  31,789    1,174,206
  Wendy's International, Inc..............................  14,500      348,906
                                                                   ------------
                                                                     13,026,999
                                                                   ------------
 NON-FERROUS METALS -- 0.69%
  Alcan Aluminum Ltd......................................  22,182      612,778
  Allegheny Teledyne, Inc.................................  18,840      487,485
  Aluminum Co. of America.................................  18,969    1,334,943
  Asarco, Inc.............................................  10,081      226,192
  Cyprus Amax Mineral Co..................................  13,078      201,074
  Engelhard Corp..........................................  17,991      312,594
  Freeport McMoran Copper Class B.........................  23,905      376,504
  Inco Limited............................................  18,558      315,486
  Laidlaw, Inc............................................  34,015      463,454
  Newmont Mining Corp.....................................  18,815      552,690
  Phelps Dodge Corp.......................................   6,738      419,441
  Reynolds Metals Co......................................   7,160      429,600
                                                                   ------------
                                                                      5,732,241
                                                                   ------------
 OPTICAL PHOTOGRAPHIC EQUIPMENT -- 0.28%
  Eastman Kodak Co........................................  38,623    2,348,761
                                                                   ------------
 PAPER AND FOREST PRODUCTS -- 0.82%
  Bemis, Inc..............................................   4,177      184,049
  Champion International Corp.............................  10,768      487,925
  Georgia-Pacific Corp....................................  10,387      631,010
  International Paper Co..................................  32,379    1,396,344
  Fort James Corp.........................................  21,004      803,403
  Louisiana Pacific Corp..................................  14,600      277,400
  Mead Corp...............................................  15,680      439,040

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS EQUITY INDEX FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES  MARKET VALUE
                       -----------                         ------  ------------
  Temple-Inland, Inc......................................   7,723 $    404,009
  Union Camp Corp.........................................   6,604      354,552
  Westvaco Corp...........................................  11,910      374,421
  Weyerhaeuser Co.........................................  21,792    1,069,170
  Willamette Industries, Inc..............................  13,970      449,659
                                                                   ------------
                                                                      6,870,982
                                                                   ------------
 PRODUCER GOODS -- 5.76%
  Alco Standard Corp......................................  16,392      461,025
  Allied Signal, Inc......................................  64,552    2,513,494
  Applied Materials Co.*..................................  38,684    1,165,355
  Avery Dennison Corp.....................................  11,909      532,928
  CBS Corp................................................  76,724    2,258,563
  Caterpillar, Inc........................................  42,740    2,075,561
  Conseco, Inc............................................  21,000      954,188
  Cooper Industries, Inc..................................  12,499      612,451
  Deere & Co..............................................  29,106    1,697,243
  Dover Corp..............................................  24,138      871,985
  Emerson Electric Co.....................................  50,814    2,867,815
  FMC Corp.*..............................................   3,747      252,219
  General Electric Co..................................... 361,328   26,512,442
  Grainger (W.W.), Inc....................................   4,833      469,707
  Harnischfeger Industries, Inc...........................   7,400      261,312
  Illinois Tool Works, Inc................................  25,428    1,528,859
  Ingersoll-Rand Co.......................................  15,619      632,570
  Millipore Corp..........................................   6,800      230,775
  Parker-Hannifin Corp....................................  12,976      595,274
  Snap-On, Inc............................................   7,800      340,275
  Tenneco, Inc............................................  18,607      734,977
  Timken Co...............................................  15,122      519,819
                                                                   ------------
                                                                     48,088,837
                                                                   ------------
 RAILROADS AND SHIPPING -- 0.70%
  Burlington Northern Santa Fe............................  17,659    1,641,183
  CSX Corp................................................  23,242    1,255,068
  Norfolk Southern Corp...................................  40,125    1,236,352
  Union Pacific Corp......................................  27,045    1,688,622
                                                                   ------------
                                                                      5,821,225
                                                                   ------------
 RETAIL -- 4.70%
  Albertsons, Inc.........................................  26,979    1,278,130
  American Stores Co......................................  32,494      668,158
  Circuit City Stores, Inc................................  14,591      518,892
  Dayton Hudson Corp......................................  24,180    1,632,150
  Dillard Department Stores Class A.......................  10,894      384,014
  Federated Department Stores, Inc.*......................  20,305      874,384
  Gap, Inc................................................  43,287    1,533,983
  Home Depot, Inc.........................................  79,992    4,709,529
  Kmart Corp.*............................................  59,393      686,732

                       See Notes to Financial Statements.

    Pegasus Funds
 86

PEGASUS EQUITY INDEX FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES  MARKET VALUE
                       -----------                         ------  ------------
  Kroger Co.*.............................................  27,858 $  1,029,004
  Limited, Inc............................................  30,520      778,260
  Lowes Companies, Inc....................................  20,725      988,323
  May Department Stores Co................................  27,699    1,459,391
  Melville Corp...........................................  18,345    1,175,226
  Mercantile Stores, Inc..................................   5,100      310,463
  Nordstrom, Inc..........................................   7,484      451,847
  Penney (J.C.) & Co., Inc................................  28,640    1,727,350
  Price/Costco, Inc.*.....................................  25,426    1,134,635
  Rite-Aid Corp...........................................  13,649      801,026
  Sears, Roebuck & Co.....................................  44,812    2,027,743
  Tandy Corp..............................................  13,160      507,483
  TJX Companies, Inc......................................  17,138      589,118
  Toys R Us*..............................................  28,561      897,886
  Wal Mart Stores, Inc.................................... 252,421    9,954,853
  Walgreen Co.............................................  62,046    1,946,693
  Winn-Dixie Stores, Inc..................................  18,270      798,171
  Woolworth Corp.*........................................  15,100      307,663
                                                                   ------------
                                                                     39,171,107
                                                                   ------------
SOAPS AND COSMETICS -- 3.29%
  Alberto-Culver Co. Class B..............................  10,500      336,656
  Avon Products, Inc......................................  17,194    1,055,282
  Clorox Co...............................................   9,572      756,786
  Colgate-Palmolive Co....................................  32,872    2,416,092
  Gillette Co.............................................  62,223    6,249,523
  International Flavors & Fragrances, Inc.................  10,688      550,432
  Procter & Gamble Co..................................... 147,296   11,756,062
  Unilever N.V............................................  69,036    4,310,435
                                                                   ------------
                                                                     27,431,268
                                                                   ------------
STEEL -- 0.14%
  Armco, Inc.*............................................  85,322      421,277
  Nucor Corp..............................................   8,179      395,148
  USX-- U.S. Steel Group..................................   5,637      176,156
  Worthington Industries, Inc.............................   9,134      150,711
                                                                   ------------
                                                                      1,143,292
                                                                   ------------
TELEPHONE -- 7.06%
  AT&T Corp............................................... 179,264   10,979,920
  AirTouch Communications, Inc.*..........................  56,025    2,328,539
  ALLTEL Corp.............................................  25,217    1,035,473
  Ameritech Corp..........................................  61,570    4,956,385
  Bell Atlantic Corp......................................  86,324    7,855,484
  Bellsouth Corp.......................................... 108,895    6,132,150
  Frontier Corp...........................................  18,361      441,811
  GTE Corp................................................ 104,331    5,451,295
  MCI Communications Corp.................................  74,188    3,176,174
  SBC Communications, Inc.................................  99,944    7,320,898

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS EQUITY INDEX FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES  MARKET VALUE
                       -----------                         ------  ------------
  Sprint Corp.............................................  49,944 $  2,927,967
  Tellabs, Inc.*..........................................  20,086    1,062,047
  US WEST Communications Group*...........................  51,184    2,309,678
  Worldcom, Inc.*.........................................  95,778    2,897,285
                                                                   ------------
                                                                     58,875,106
                                                                   ------------
 TIRES AND RUBBER GOODS -- 0.16%
  Cooper Tire & Rubber Co.................................  12,703      309,636
  Goodyear Tire & Rubber Co...............................  16,591    1,055,602
                                                                   ------------
                                                                      1,365,238
                                                                   ------------
 TOBACCO -- 1.79%
  Fortune Brands, Inc.....................................  18,700      693,069
  Loews Corp..............................................  12,695    1,347,257
  Philip Morris Companies, Inc............................ 267,385   12,115,883
  UST, Inc................................................  21,612      798,292
                                                                   ------------
                                                                     14,954,501
                                                                   ------------
 TRAVEL AND RECREATION -- 1.21%
  Disney (Walt) Co........................................  76,312    7,559,658
  Harrahs Entertainment...................................  16,700      315,213
  Hilton Hotels Corp......................................  28,824      857,514
  Marriott International, Inc.............................  13,707      949,209
  Mirage Resorts, Inc.....................................  19,600      445,900
                                                                   ------------
                                                                     10,127,494
                                                                   ------------
 TRUCKING AND FREIGHT -- 0.11%
  Caliber System, Inc.....................................   5,653      275,230
  PACCAR, Inc.............................................   6,182      324,555
  Ryder Systems, Inc......................................   8,800      288,200
                                                                   ------------
                                                                        887,985
                                                                   ------------
TOTAL COMMON STOCKS.......................................          831,253,409
                                                                   ------------
 (Cost $508,470,401)
TOTAL INVESTMENTS.........................................         $834,363,189
                                                                   ============
 (Cost $511,580,181)

*Non-income producing security.

                       See Notes to Financial Statements.

    Pegasus Funds
 88

PEGASUS INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT   MARKET VALUE
                                                          ------   ------------
TEMPORARY CASH INVESTMENTS -- 5.45%
 Pegasus Cash Management Fund Class I (in shares)...... 20,926,655 $20,926,655
 Salomon Brothers, Revolving Repurchase Agreement,
  6.625%, 1/2/98 (secured by various U.S. Treasury
  Notes with maturities ranging from 7/15/98 through
  2/28/02 at various interest rates ranging from 6.25%
  to 8.25%, all held at Chase Bank) ................... $7,095,567   7,095,567
                                                                   -----------
  (Cost $28,022,222)                                                28,022,222
                                                                   -----------
 COMMON STOCKS -- 94.55%                                  SHARES
                                                          ------
 ARGENTINA -- 2.69%
  BANKS
   Bco Frances Rio Pl..................................     51,945     482,138
   Bco De Galicia Bue "B'..............................    155,024     992,335
  CONSTRUCTION
   Astra Cia Argentin..................................    290,820     509,028
   Ciadea Sa...........................................     36,624      47,254
   Perez Companc Sa "B'................................    299,760   2,140,678
   Ypf Sa Class "D'....................................    127,300   4,290,794
  FOOD & AGRICULTURE
   Molinos Rio Plata "B'...............................     61,742     148,208
  LIQUOR & TOBACCO
   Ba Embotelladora "B'*...............................        150           2
  MISCELLANEOUS
   Comercial Del Plata.................................    116,786     184,556
  NON-FERROUS METALS
   Siderca Sa..........................................    488,521   1,358,337
   Siderar Sa "A'......................................     18,216      77,432
  TELEPHONE
   Telefonica De Argentina Class "B'...................    965,600   3,621,663
                                                                   -----------
                                                                    13,852,425
                                                                   -----------
 AUSTRALIA -- 1.56%
  AIR TRANSPORT
   Qantas Airways......................................     32,000      56,629
  BANKS
   National Australia Bank.............................     96,820   1,351,903
   Westpac Bank Corp...................................    130,510     834,713
  CHEMICALS
   Ici Australia.......................................     18,853     132,053
  CONSTRUCTION
   Boral Limited.......................................     68,719     173,727
   Csr Limited.........................................     50,166     169,970
   Pioneer International...............................     60,480     165,114
  ENERGY RAW MATERIAL
   Broken Hill Pty.....................................    117,905   1,094,726
   Santos Limited......................................     82,465     339,583

                       See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  FOOD & AGRICULTURE
   Amcor Limited...........................................  50,613 $   222,600
   Goodman Fielder Limited.................................  55,124      87,637
  LIQUOR & TOBACCO
   Coca-Cola Amatil........................................  24,724     184,710
   Fosters Brewing Gp......................................  71,247     135,553
   Southcorp Holdings......................................  24,447      80,919
  MEDIA
   News Corporation (Aust Listing)......................... 120,325     664,046
   News Corporation Preferred Limited Voting Shares........  69,789     345,316
  MULTI-INDUSTRY & CONGLOMERATES
   Pacific Dunlop Limited..................................  92,967     196,866
  NON-FERROUS METALS
   Aberfoyle...............................................   2,400       3,909
   Rio Tinto Limited.......................................  35,868     418,400
   Mim Holdings Limited.................................... 109,423      67,019
   North Ltd...............................................  18,069      47,587
   WMC Ltd.................................................  80,894     281,987
  RAILROAD & SHIPPING
   Brambles Inds Limited...................................  13,527     268,378
  REAL PROPPERTY
   Gen Property Tst Units (Aust Listing)...................  55,200      97,829
   Lend Lease Corp.........................................   9,661     188,843
   Westfield Trust Units...................................  25,740      49,140
   Westfield Trust New Units...............................   1,012       1,886
  RETAIL
   Coles Myer Limited......................................  46,602     223,785
   David Jones Limited.....................................  43,000      48,470
   Woolworth Limited.......................................  22,434      74,986
                                                                    -----------
                                                                      8,008,284
                                                                    -----------
 BELGIUM -- 3.77%
  BANKS
   Generale De Banque......................................   5,883   2,560,422
   Kredietbank.............................................   4,164   1,747,649
   Kredietbank VVPR........................................       6       2,518
  CHEMICALS
   Solvay..................................................  28,640   1,801,117
  CONSTRUCTION
   Glaverbel Mecansa.......................................   1,500     234,818
  ENERGY RAW MATERIALS
   GPE Bruxelles Lam.......................................  11,265   1,629,705
  ENERGY & UTILITIES
   Electrabel..............................................  14,667   3,392,619
   Tractebel Inv Cap.......................................  22,375   1,950,647
   Soc Gen Belgique p/wts exp 11/15/99*....................   2,975       7,628
  INSURANCE
   Fortis Ag...............................................  13,048   2,722,303

                       See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                        DESCRIPTION                          SHARES MARKET VALUE
                        -----------                          ------ ------------
  INTERNATIONAL OIL
   Petrofina Sa.............................................  5,709 $ 2,107,174
  MISCELLANEOUS FINANCE
   Soc Gen De Belgique......................................    932      85,276
  NON-FERROUS METALS
   Union Miniere*...........................................  7,710     534,811
  PRODUCER GOODS
   Bekaert Sa...............................................    930     553,483
  RETAIL
   Delhaize Le Lion.........................................  1,800      91,336
                                                                    -----------
                                                                     19,421,506
                                                                    -----------
 BRAZIL -- 2.63%
  BANKS
   Unibanco Holdings........................................ 52,000   1,673,750
  MISCELLANEOUS
   Aracruz Celolose ADR..................................... 19,500     280,313
   Electrobas ADR........................................... 77,000   1,966,357
   PAO De Acucar GDR........................................ 20,000     387,500
   Sider Nacional ADR.......................................  6,000     154,875
   Cemig Ca Energy ADR...................................... 24,800   1,077,535
   Compania Vale ADR........................................ 21,000     422,438
   Klabin Fabricadora ADR...................................  8,000      36,558
   Multicanal Partici ADR*.................................. 28,000     164,500
   Petrol Brasileiros ADR................................... 56,000   1,309,650
  TELEPHONE
   Telecomunicacoex Brasileiras ADR......................... 52,000   6,054,750
                                                                    -----------
                                                                     13,528,226
                                                                    -----------
 CHILI -- 0.40%
  BANKS
   Banco Santander ADR...................................... 14,000     197,750
  ENERGY & UTILITIES
   Chilgener Sa ADR......................................... 10,000     245,000
   Enersis Sa ADR........................................... 25,000     725,000
  TELEPHONE
   Compania De Telecommunicaciones Chile ADR................ 30,000     896,250
                                                                    -----------
                                                                      2,064,000
                                                                    -----------
 DENMARK -- 3.17%
  BANKS
   Den Danske Bank.......................................... 16,750   2,233,428
   Unidanmark "A' (Regd).................................... 11,735     862,060
  BUSINESS MACHINE
   Iss International Series "B'*............................  8,042     295,972
   Sophus Berendsen "B'.....................................  6,927   1,143,168
  DRUGS & MEDICINE
   Novo-Nordisk As "B'...................................... 19,932   2,852,747

                       See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------- ------------
  FOOD & AGRICULTURE
   Danisco.................................................  17,858 $   991,066
  LIQUOR & TOBACCO
   Carlsberg "A'...........................................   7,300     394,862
   Carlsberg "B'...........................................   6,705     360,357
  RAILROAD & SHIPPING
   D/S 1912 "B'............................................      54   2,492,110
   D/S Svendborg "B'.......................................      40   2,628,808
  TELEPHONE
   Tele Danmark AS Series "B'..............................  33,385   2,072,176
                                                                    -----------
                                                                     16,326,754
                                                                    -----------
 FINLAND -- 4.44%
  BANKS
   Merita Ltd "A'.......................................... 396,000   2,167,080
  CONSTRUCTION
   Metro AB "A'............................................   8,600     203,728
   Metro AB "B'............................................   8,600     202,149
   Rauma Oy................................................   8,661     135,192
  ELECTRONICS
   Nokia (AB) Oy Series "K'................................  51,200   3,666,892
   Nokia (AB) Oy Series "A'................................ 102,000   7,248,942
  FOOD & AGRICULTURE
   Cultor Oy Series 2......................................   5,800     314,205
   Cultor Oy Series 1......................................  11,200     608,798
  INSURANCE
   Pohjola Series "B'......................................  22,900     849,475
   Sampo "A'...............................................  36,400   1,183,146
  NON-FERROUS METALS
   Outokumpo Oy "A'........................................  59,800     730,275
  PAPER & FOREST PRODUCTS
   UPM-"Kymmene Oy......................................... 168,500   3,372,795
  PRODUCER GOODS
   Kone Corp "B'...........................................   5,400     654,487
  RETAIL
   Kesko...................................................  62,000     981,437
   Stockmann Oy "A'........................................   5,000     325,958
  TRAVEL & RECREATION
   Amer Group "A' *........................................  11,000     211,092
                                                                    -----------
                                                                     22,855,651
                                                                    -----------
 FRANCE -- 5.36%
  BANKS
   Banque National Paris...................................  14,627     777,807
   Cie Fin Paribas "A'.....................................   6,021     523,447
   Societe Generale........................................   8,075   1,100,674

                       See Notes to Financial Statements.

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                        DESCRIPTION                          SHARES MARKET VALUE
                        -----------                          ------ ------------
  CHEMICALS
   Air Liquide ("L')........................................  4,999 $   782,774
   Air Liquide ("L') (Regd).................................  1,095     171,462
   Rhone Poulenc Sa "A'..................................... 22,927   1,027,470
  CONSTRUCTION
   Cie De St Gobain.........................................  6,784     964,171
   Imetal...................................................  1,100     136,772
   Lafarge Prime Fidelite '99...............................    800      52,515
   Lafarge Ords (Br)........................................  5,219     342,591
  CONSUMER DURABLES
   BIC......................................................  4,200     306,699
   Printemps (Av)...........................................  1,250     667,194
  DRUGS & MEDICINE
   L'Oreal..................................................  3,828   1,498,528
   Sanofi...................................................  6,945     773,480
  ELECTRONICS
   Alcatel Alsthom (CGE)....................................  9,706   1,234,252
   CSF (Thomson)............................................  6,965     219,629
   Legrand..................................................  1,950     388,648
   Schneider Sa (X-SB)......................................  8,816     478,912
  ENERGY & UTILITIES
   Eaux (Cie Generale)...................................... 10,173   1,420,465
   Eaux (Cie Generale) Wts..................................  9,995       6,795
   Suez Lyonnaise Eaux......................................  8,904     985,738
  FOOD & AGRICULTURE
   Danone (Ex Bsn)..........................................  6,313   1,128,097
   Eridania Beghin SA.......................................  1,611     251,992
  INSURANCE
   AXA...................................................... 20,412   1,580,134
  INTERNATIONAL OIL
   ELF Aquitaine (Soc Nat).................................. 16,072   1,870,123
   Total B.................................................. 15,129   1,647,228
  LIQUOR & TOBACCO
   LVMH Moet-Hennessy.......................................  5,822     966,807
   Pernod-Ricard............................................  3,864     227,375
  MEDIA
   Canal Plus...............................................  1,584     294,637
   Havas....................................................  2,917     209,955
  MULTI-INDUSTRY & CONGLOMERATES
   Worms & Cie..............................................  2,800     207,119
  MOTOR VEHICLES
   Peugeot SA...............................................  5,723     722,051
  MISCELLANEOUS FINANCE
   CIE Bancaire.............................................  2,798     453,476
   CLF-Dexia France Prime Fid '99...........................  1,540     178,425
  NON-FERROUS METALS
   Usinor Sacilor........................................... 26,950     389,297

                       See Notes to Financial Statements.

                                                                Pegasus Funds
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  PRODUCER GOODS
   Michelin (CGDE) Class "B'...............................   9,937 $   500,495
   Valeo...................................................   3,471     235,521
  REAL PROPERTY
   Sefimeg (Regd)..........................................   3,836     191,294
  RETAIL
   Carrefour...............................................   2,579   1,346,118
   Casino Guichard-Perrachon...............................   4,250     236,666
   Promodes................................................   1,133     470,274
  TRAVEL & RECREATION
   Accor...................................................   3,191     593,552
                                                                    -----------
                                                                     27,560,659
                                                                    -----------
 GERMANY -- 6.74%
  AIR TRANSPORT
   Lufthansa Ag............................................  34,070     640,455
  BANKS
   Bayer Vereinsbank.......................................  19,240   1,241,261
   Deutsche Bank...........................................  34,500   2,413,791
   Dresdner Bank...........................................  30,190   1,373,461
  CHEMICALS
   Basf (Var)..............................................  36,560   1,305,393
   Bayer (Var).............................................  49,770   1,847,646
   Schering AG.............................................   5,640     544,225
  CONSTRUCTION
   Hochtief AG.............................................  11,470     472,058
  DRUGS AND MEDICINE
   Beiersdorf AG Ser "A B C'...............................   6,200     263,787
  ELECTRONICS
   Siemens AG..............................................  35,990   2,171,758
   SAP AG..................................................   4,850   1,471,419
   SAP AG N/V Pref.........................................   3,200   1,039,708
  ENERGY & UTILITIES
   Deutsche Telekom........................................ 120,250   2,227,046
   Rwe AG..................................................  18,460     990,738
   Rwe AG N/V Pref.........................................   9,750     417,537
   Veba AG.................................................  32,400   2,207,400
  INSURANCE
   Allianz (Regd)..........................................  13,830   3,568,948
   Munchener Ruckvers Reg Vink.............................   5,690   2,164,553
  MISCELLANEOUS
   Metro AG................................................  18,091     641,923
  MOTOR VEHICLES
   Daimler-Benz AG (Var)...................................  30,890   2,181,833
   Volkswagen AG (Var).....................................   2,106   1,177,130
  PRODUCER GOODS
   Linde...................................................     556     337,365
   Mannesmann (Var)........................................   2,826   1,419,253
   Man AG Non Vtg Pref(Var)................................   1,500     340,370

                       See Notes to Financial Statements.

    Pegasus Funds
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  STEEL
   Preussag Br (Var).......................................   2,594 $   797,802
   Thyssen.................................................   2,466     526,653
   Viag (Var)..............................................   1,623     889,108
                                                                    -----------
                                                                     34,672,621
                                                                    -----------
 HONG KONG -- 1.49%
  AIR TRANSPORT
   Cathay Pacific Airways.................................. 127,000     103,262
  BANKS
   Bank of East Asia.......................................   8,716      20,417
   Hang Seng Bank.......................................... 100,800     972,450
  ENERGY & UTILITIES
   China Light & Power.....................................  96,700     536,649
   Hong Kong Electric......................................  20,000      76,017
   Hong Kong & China Gas................................... 259,123     501,641
  MULTI-INDUSTRY & CONGLOMERATES
   Hutchinson Whampoa...................................... 191,000   1,198,022
  MISCELLANEOUS FINANCE
   Guoco Group.............................................   6,000      14,674
   Swire Pacific "A'.......................................  90,500     496,401
   Wharf (Holdings)........................................ 101,000     221,598
   Wing Lung Bank..........................................  53,540     256,358
  REAL PROPERTY
   Cheung Kong (Holdings).................................. 129,000     844,931
   Hopewell Holdings....................................... 217,000      54,052
   Hysan Development.......................................  60,000     119,640
   New World Development Co................................  82,089     283,933
   Sun Hung Kai Properties................................. 110,700     771,502
  TELEPHONE
   Hong Kong Telecomm...................................... 587,896   1,210,198
                                                                    -----------
                                                                      7,681,745
                                                                    -----------
 IRELAND -- 4.21%
  BANKS
   Allied Irish Banks...................................... 471,401   4,568,932
   Bank of Ireland (Dublin Listing)........................ 187,790   2,896,110
  CONSTRUCTION
   CRH..................................................... 409,887   4,802,323
  FOOD & AGRICULTURE
   Greencore Group......................................... 235,322   1,106,858
   Kerry Group "A'......................................... 162,538   1,739,844
  INSURANCE
   Irish Life.............................................. 328,549   1,887,211
  MEDIA
   Independent News (Dublin Listing)....................... 273,187   1,499,119

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            95
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES   MARKET VALUE
                       -----------                         ------   ------------
  PAPER & FOREST PRODUCTS
   Smurfit (Jefferson)...................................    24,000 $    66,738
   Smurfit(Jefferson) (Dublin Listing)................... 1,097,051   3,096,046
                                                                    -----------
                                                                     21,663,181
                                                                    -----------
 JAPAN -- 13.20%
  AIR TRANSPORT
   Japan Airlines Co*....................................   110,000     300,336
  BANKS
   Asahi Bank............................................   114,000     464,694
   Bank of Tokyo MITS--Ex Mitsubishi Bank................   156,000   2,159,649
   Dai-Ichi Kangyo Bank..................................   155,000     917,928
   Fuji Bank.............................................   144,000     584,767
   Industrial Bank of Japan..............................   106,000     758,185
   Joyo Bank.............................................    62,000     219,349
   Sakura Bank...........................................   127,000     364,333
   Sumitomo Bank.........................................   150,000   1,718,952
   Tokai Bank............................................    97,000     453,588
  BUSINESS MACHINES
   Canon Inc.............................................    59,000   1,379,469
   Fujitsu...............................................   128,000   1,378,238
   Ricoh.................................................    75,000     934,464
  CHEMICALS
   Asahi Chemical Industries.............................   140,000     475,923
   Dainippon Ink & Chemical..............................    82,000     208,120
   Mitsubishi Gas Chemical...............................    34,000      89,693
   Sekisui Chemical......................................    40,000     203,967
   Shin-Etsu Chemical....................................    32,000     612,824
   Showa Denko Kk*.......................................   131,000     114,858
   Sumitomo Chemical.....................................   135,000     311,488
   Toray Industries Inc..................................   147,000     661,393
  CONSTRUCTION
   Chichibu Onoda Cement.................................    67,000     123,672
   Daiwa House Industry..................................    60,000     318,410
   Haseko Corp*..........................................   136,000      70,081
   Kajima Corp...........................................    36,000      91,093
   Nihon Cement Co.......................................    34,000      70,342
   Obayashi Corp.........................................    35,000     119,519
   Sekisui House.........................................   137,000     884,034
   Shimizu Corp..........................................    56,000     130,071
   Taisei Corp...........................................    73,000     120,150
   Toto..................................................    40,000     256,574
  CONSUMER DURABLES
   Matsushita Electric Industries........................   172,000   2,526,667
   Sanyo Electric Co.....................................   154,000     402,704
   Sharp Corp............................................    63,000     435,114

                       See Notes to Financial Statements.

    Pegasus Funds
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------- ------------
  DRUGS & MEDICINE
   Daiichi Pharm Co........................................  56,000  $  633,128
   Sankyo Co...............................................  58,000   1,315,940
   Takeda Chemical Industries..............................  90,000   2,574,967
  ELECTRONICS
   Hitachi................................................. 233,000   1,666,576
   Kyocera.................................................  17,000     774,028
   Mitsubishi Electric Corp................................ 125,000     321,102
   Omron Corp..............................................  36,000     564,831
   Sony....................................................  39,500   3,524,043
  ENERGY & UTILITIES
   Kansai Electric Power...................................  59,100   1,004,537
   Osaka Gas Co............................................ 271,000     621,115
   Tokyo Electric Power.................................... 102,300   1,872,573
   Tokyo Gas Co............................................ 137,000     311,888
  FOOD & AGRICULTURE
   Ajinomoto Co............................................  74,000     722,806
  INTERNATIONAL OIL
   Japan Energy Corp....................................... 138,000     130,548
   Nippon Oil Co........................................... 120,000     311,026
  MEDIA
   Dai Nippon Printing.....................................  74,000   1,394,389
  MULTI-INDUSTRY
   Itochu Corp............................................. 167,000     263,303
   Marubeni Corp........................................... 208,000     366,341
   Mitsubishi..............................................  78,000     617,900
   Sumitomo Corp...........................................  74,000     415,471
  MISCELLANEOUS FINANCE
   Daiwa Securities........................................ 149,000     515,686
   Mitsubishi Trust & Banking..............................  50,000     503,764
   Nomura Securities....................................... 127,000   1,699,570
  MOTOR VEHICLES
   Honda Motor Co..........................................  64,000   2,357,771
   Nissan Motor Co......................................... 131,000     544,066
   Toyota Motor Corp....................................... 186,000   5,350,209
  NON-FERROUS METALS
   Tostem Corp.............................................  19,000     204,582
  PAPER & FOREST PRODUCTS
   Daishowa Paper Manufacturing*...........................  13,000      71,988
   Oji Paper Co............................................  48,000     191,600
  PRODUCER GOODS
   Bridgestone Corp........................................  53,000   1,153,582
   Komatsu.................................................  70,000     352,635
   Kubota Corp............................................. 136,000     359,819
   Mitsubishi Heavy Industries............................. 247,000   1,033,432
   Denso Corp..............................................  61,000   1,102,513
   Sumitomo Heavy Industries...............................  83,000     254,705
   Toyo Seikan Kaisha......................................  15,000     214,581

                       See Notes to Financial Statements.

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  RAILROADS & SHIPPING
   East Japan Railway......................................      38 $   172,141
   Hankyu Corp.............................................  89,000     418,232
   Mitsui Osk Lines*.......................................  94,000     130,856
   Nagoya Railroad Co......................................  98,000     337,668
   Tokyu Corp.............................................. 148,000     573,692
  REAL PROPERTY
   Mitsubishi Estate....................................... 153,000   1,670,960
  RETAIL
   Ito-Yokado Co...........................................  38,000   1,943,531
   Mycal Corp..............................................  78,000     653,894
   Seven-Elevan Japan Npv..................................  28,000   1,989,831
  STEEL
   Kawasaki Steel Corp..................................... 131,000     179,340
   Kobe Steel*............................................. 142,000     114,674
   Nippon Steel Corp....................................... 341,000     506,172
   NKK Corp................................................ 139,000     111,182
   Sumitomo Metal Industries............................... 262,000     336,515
  TELEPHONE
   Nippon Tel & Tel........................................     344   2,963,211
  TRAVEL & RECREATION
   Fuji Photo Film.........................................  14,000     538,374
   Nikon...................................................  13,000     128,979
                                                                    -----------
                                                                     67,946,916
                                                                    -----------
 MALAYSIA -- 0.61%
  AIR TRANSPORT
   Malaysian Airline Systems...............................  42,000      33,666
  BANKS
   Ammb Holdings Berhad....................................  66,000      43,238
   Commerce Asset Holding..................................  21,600      10,322
   RHB Capital............................................. 114,000      55,062
   Malayan Bkg Berhad......................................  88,000     255,473
   Public Bank Berhad (Alien Market)....................... 295,999     101,902
  CONSTRUCTION
   Hume Inds (M) Berhad....................................  44,000      46,121
   United Engineers Berhad.................................  88,000      73,251
   YTL Corp................................................   9,000      12,139
   YTL Corp Wts (expire 9/30/02)*..........................     600         244
  CONSUMER DURABLES
   Tech Res Inds Berhad.................................... 115,000      67,954
  ENERGY & UTILITIES
   Tenaga Nasional......................................... 175,000     373,166
  FOOD & AGRICULTURE
   Golden Hope Plants...................................... 159,000     183,820
   Kuala Lumpur Kepg.......................................  19,000      40,759
   Nestle Malay Berhad.....................................  22,000     101,738
  LIQUOR & TOBACCO
   Rothmans Pall Mall......................................  17,000     132,118

                       See Notes to Financial Statements.

    Pegasus Funds
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES   MARKET VALUE
                       -----------                         ------   ------------
  MOTOR VEHICLES
   Edaran Otomobil.......................................    86,000  $  175,652
  MULTI-INDUSTRY & CONGLOMERATES
   Malayan Utd Inds......................................   551,600      96,365
   Sime Darby Berhad.....................................   147,200     141,438
  PRODUCER GOODS
   Leader Univ Holdings..................................   191,333      58,987
  RAILROAD & SHIPPING
   Malaysian Int Ship (Alien Market).....................    37,000      54,183
  REAL PROPERTY
   Hong Leong Properties.................................   212,000      38,671
   Land & General........................................    20,000       3,700
  STEEL
   Sungei Way Holdings...................................   170,000      55,031
  TELEPHONE
   Telekom Malaysia......................................   215,000     635,218
  TRAVEL & RECREATION
   Landmarks Berhad......................................   108,000      15,816
   Magnum Corp Berhad....................................   354,250     212,966
   Resorts World Berhad..................................    75,000     126,209
                                                                     ----------
                                                                      3,145,209
                                                                     ----------
 MEXICO -- 5.45%
  BANKS
   Gpo Financiero Banamex-Ac Series "B'*.................   384,000   1,147,931
   Gpo Financiero Banamex-Ac Series "L'*.................   109,017     281,271
  CONSTRUCTION
   Cemex Sa Ser "A'*.....................................   383,937   1,740,664
  FOOD & AGRICULTURE
   Grupo Ind Bimbo Series "A'............................   142,000   1,347,464
   Gpo Modelo Sa de C Ser "C' (Mexican)*.................   218,200   1,837,774
  LIQUOR & TOBACCO
   Empresas La Modern "A'*...............................   153,500     837,777
  MEDIA
   Fomento Economico Mexico Series "B'...................   167,100   1,334,842
   Grupo Televisa Ptg Certs Repr 1 A,L,D Shs*............    90,200   1,755,485
  MISCELLANEOUS FINANCE
   Grupo Carso Ser "A1'..................................   282,900   1,884,408
   Grupo Financiero Bancomer Series "B'*................. 1,756,800   1,141,882
  MULTI-INDUSTRY
   Desc Sa de Cv Ser "B'*................................   149,100   1,412,988
   Apasco Sa Com (Mexican)...............................    79,900     548,074
   GPO Mexico Ser "B' (Mexican)..........................   203,300     746,443
  MULTI-INDUSTRY & CONGLOMERATES
   Alfa Sa Series "A' (Cpo)..............................   259,601   1,758,193
  NON-FERROUS METALS
   Industrias Penoles....................................   164,000     730,308
  PAPER & FOREST PRODUCTS
   Kimberly Clark Mexico "A'.............................   474,500   2,248,367

                       See Notes to Financial Statements

                                                                Pegasus Funds
                                                                            99
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES   MARKET VALUE
                       -----------                         ------   ------------
  RETAIL
   Cifra Sa De Cv Series "V'.............................   774,651 $ 1,902,562
  TELEPHONE
   Telefonos De Mexico Series "L' (Ltd Vtg).............. 1,917,300   5,410,520
                                                                    -----------
                                                                     28,066,953
                                                                    -----------
 NETHERLANDS -- 5.24%
  AIR TRANSPORT
   KLM...................................................    10,016     370,555
  BANKS
   ABN Amro Holding Nv...................................   113,128   2,204,270
  CHEMICALS
   Akzo Nobel Nv.........................................     8,742   1,507,578
  CONSTRUCTION
   Hollandsche Benton....................................    10,000     185,968
  ELECTRONICS
   Philips Electronic....................................    26,861   1,611,215
  FOOD & AGRICULTURE
   Ahold (kon) Nv........................................    36,893     962,714
  INSURANCE
   ING Groep Nv Cva......................................    70,584   2,973,458
  INTERNATIONAL OIL
   Royal Dutch Petroleum (Br)............................   147,364   8,090,664
   Royal Dutch Petroleum NY Registry.....................    16,800     910,350
  LIQUOR & TOBACCO
   Heineken Nv...........................................     3,181     553,906
  MEDIA
   Elsevier Nv...........................................    74,349   1,202,947
   Wolters Kluwer Cva....................................     5,473     707,064
  MISCELLANEOUS
   Oce Nv................................................     1,500     163,524
   Unilever Nv Cva.......................................    57,108   3,521,313
  PAPER & FOREST PRODUCTS
   KNP BT (Kon) Nv.......................................     7,455     171,736
  STEEL
   Kon Hoogovens Nv Cva..................................     3,715     152,285
  TELEPHONE
   Kon Ptt Nederland.....................................    39,598   1,652,499
                                                                    -----------
                                                                     26,942,046
                                                                    -----------
 NORWAY -- 3.74%
  AIR TRANSPORT
   Helicopter Service....................................     6,000      73,248
  BANKS
   Den Norske Bank.......................................   115,000     542,851
   Christiana Bank.......................................    70,000     282,955
  CHEMICALS
   Dyno Industrier.......................................    18,700     360,192

                       See Notes to Financial Statements.

    Pegasus Funds
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES   MARKET VALUE
                       -----------                         ------   ------------
  CONSTRUCTION
   Aker AS "B'...........................................    10,500 $   170,913
  DRUGS & MEDICINE
   Nycomed Amersham Non-voting*..........................    18,456     670,928
   Nycomed Amersham *....................................    24,729     929,159
  ENERGY & UTILITIES
   Hafslund Ser "A'......................................    49,997     305,183
   Hafslund Ser "B'......................................    30,219     144,287
  FOOD & AGRICULTURE
   Orkla AS "A'..........................................    25,757   2,218,568
   Orkla AS "B'..........................................     7,350     572,272
  INSURANCE
   Storebrand Asa "A'*...................................   159,650   1,126,097
  INTERNATIONAL OIL
   Norsk Hydro AS........................................   124,670   6,079,451
  MISCELLANEOUS
   Transocean Offshore...................................     4,000     176,338
  MOTOR VEHICLES
   Petroleum Geo Svs*....................................    17,412   1,098,260
  NON-FERROUS METALS
   Elkem Asa.............................................    27,248     362,213
  PAPER & FOREST PRODUCTS
   Norske Skogsindust "A'................................    16,700     484,768
  PRODUCER GOODS
   Aker Asa Ser "A'......................................    26,100     470,864
   Kvaerner AS Series "A'................................    20,600   1,050,651
   Kvaerner AS Series "B'................................     7,900     367,557
  RAILROAD & SHIPPING
   Bergesen Dy AS "A'....................................    36,050     850,860
   Bergesen Dy AS "B' Non-Voting.........................    15,150     353,464
   Bona Shipholding*.....................................     1,537      15,636
   Leif Hoegh & Co.......................................    18,447     375,336
   Unitor AS.............................................    11,600     141,613
                                                                    -----------
                                                                     19,223,664
                                                                    -----------
 SINGAPORE -- 2.79%
  AIR TRANSPORT
   Singapore Airlines (Alien Market).....................   329,000   2,147,852
  BANKS
   Dev Bank Singapore (Alien Market).....................   188,250   1,608,842
   Overseas Chinese Bank (Alien Market)..................   229,299   1,333,657
   United Overseas Bank (Alien Market)...................   264,404   1,467,221
  CONSUMER DURABLES
   Jardine Matheson......................................     4,100      20,910
  ELECTRONICS
   Creative Technology*..................................    15,000     304,462
  ENERGY & UTILITIES
   Singapore Telecom..................................... 1,248,000   2,325,734

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            101
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  LIQUOR & TOBACCO
   Fraser & Neave..........................................  87,400 $   378,661
   Straits Trading Co...................................... 127,000     150,747
  MEDIA
   Singapore Press Holdings (Alien Market).................  65,800     823,994
  MOTOR VEHICLES
   Cycle & Carriage........................................ 102,000     420,727
  MISCELLANEOUS
   Singapore Tech Ind...................................... 160,000     152,884
  MULTI-INDUSTRY & CONGLOMERATES
   Keppel Land Ltd......................................... 114,000     156,967
  PRODUCER GOODS
   Keppel Corp............................................. 350,750   1,007,532
  REAL PROPERTY
   City Developments....................................... 330,600   1,530,429
   DBS Land................................................ 328,000     502,238
                                                                    -----------
                                                                     14,332,857
                                                                    -----------
 SPAIN -- 5.28%
  BANKS
   Argentaria Corp Bc......................................  22,133   1,346,143
   Banco Bilbao Vizcaya (Regd)............................. 123,510   3,995,031
   Banco Central Hispan (Regd).............................  60,668   1,476,742
   Banco Santander (Regd)..................................  85,827   2,866,242
  CONSTRUCTION
   Fomento Const Y Contra..................................  15,656     595,772
  ENERGY & UTILITIES
   Endesa Sa (Regd)........................................ 181,632   3,223,523
   Gas Natural Sdg Sa......................................  25,444   1,318,814
   Iberdrola Sa............................................ 138,600   1,823,261
   Union Electrical Fenosa.................................  64,228     615,245
  INSURANCE
   Corporation Mapfre......................................  16,992     450,399
  INTERNATIONAL OIL
   Repsol Sa...............................................  52,224   2,227,177
  LIQUOR & TOBACCO
   Tabacalera Sa Series "A' (Regd).........................   7,489     606,823
  NON-FERROUS METALS
   Acerinox Sa (Regd)......................................   2,627     389,012
  PRODUCER GOODS
   Zardoya-Otis............................................   4,532     527,788
  RAILROADS & SHIPPING
   Autopistas Cesa.........................................  52,811     708,580
  REAL PROPERTY
   Vallehermoso Sa.........................................   9,664     296,104
  TELEPHONE
   Telefonica De Espana.................................... 164,201   4,686,366
                                                                    -----------
                                                                     27,153,022
                                                                    -----------

                       See Notes to Financial Statements.

    Pegasus Funds
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

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                        DESCRIPTION                          SHARES MARKET VALUE
                        -----------                          ------ ------------
 SWEDEN -- 1.29%
  APPAREL
   Hennes & Mauritz Ser "B'................................. 14,000 $   617,567
  BANKS
   Svenska Handelsbkn Ser "A'............................... 29,000   1,003,294
  DRUGS & MEDICINE
   Astra AB Ser "A'......................................... 75,000   1,299,726
  ELECTRONICS
   Ericsson (LM) Tel........................................ 50,000   1,881,060
  MOTOR VEHICLES
   Volvo (AB)............................................... 18,000     483,215
  PAPER & FOREST PRODUCTS
   Mo Och Domsjo AB Ser "B'.................................  5,000     129,185
   Stora Kopparbergs Ser "A'................................ 50,000     630,170
  RAILROADS & SHIPPING
   ABB Ser "A'.............................................. 51,000     604,207
                                                                    -----------
                                                                      6,648,424
                                                                    -----------
 SWITZERLAND -- 4.05%
  BANKS
   Credit Suisse Group (Regd)...............................  9,524   1,475,728
   Schweiz Bangesellsch (Br)................................  1,068   1,546,477
   Schweiz Bangesellsch (Regd)..............................  1,052     303,652
   Schweiz Bankverein (Regd)................................  4,100   1,276,198
  CONSTRUCTION
   Holderbank Fn Glarus (Br)................................    558     456,025
  CONSUMER DURABLES
   Smh Ag Neuenburg (Regd)..................................    725      97,923
   Smh Ag Neuenburg (Br)....................................    165      91,180
  DRUGS & MEDICINE
   Roche Holdings Genusscheine Npv..........................    343   3,411,066
   Roche Holdings (Br)......................................     80   1,234,102
   Novartis Ag (Regd).......................................  2,171   3,527,659
   Novartis Ag (Br).........................................    970   1,579,479
  ELECTRONICS
   Abb (Br).................................................    450     566,144
   Adecco Sa (Br)...........................................    135      39,198
   Sgs Holding (Br).........................................     79     151,657
  FOOD & AGRICULTURE
   Nestle Sa (Regd).........................................  1,874   2,812,508
   Valora Holding Ag........................................     80      16,893
  INSURANCE
   Schw Ruckversicher (Regd)................................     30      56,193
   Zurich Versicherun (Regd)................................  4,094   1,953,599
  NON-FERROUS METALS
   Alusuisse-Lonza Holdings (Regd)..........................    248     238,555
  PRODUCER GOODS
   Sulzer Ag Ptg............................................     13       8,253
                                                                    -----------
                                                                     20,842,489
                                                                    -----------

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            103
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
 THAILAND -- 0.47%
  BANKS
   Bk of Ayudhya (Alien Market)............................  89,000  $   36,045
   Bangkok Bank (Fr)....................................... 169,100     421,445
   Ind Fin Corp Thail (Alien Market)....................... 159,100      24,452
   Siam Commercial Bank (Alien Market)..................... 111,333     127,175
   Siam Commercial Bank Wts (expire 12/31/02)*.............  27,833           0
   Thai Farmers Bank (Alien Market)........................ 220,400     400,531
  CONSTRUCTION
   Siam Cement (Fr)........................................  37,600     296,748
   Tipco Asphalt (Alien Market)............................  26,500      18,988
  ENERGY AND MATERIALS
   PTT Explortn & Prd (Alien Market).......................  72,200     830,737
  INTERNATIONAL OIL
   Banpu Co (Alien Market).................................  13,000      52,110
  MISCELLANEOUS FINANCE
   Phatra Thanakit Co (Alien Market)....................... 134,400      74,669
  TELEPHONE
   Shinawatra C & Comms....................................  32,900     109,328
   Utd Commns Indust (Alien Market)........................  79,900      32,359
                                                                     ----------
                                                                      2,424,587
                                                                     ----------
 UNITED KINGDOM -- 15.97%
  AIR TRANSPORT
   British Airways.........................................  82,877     813,423
  AEROSPACE
   British Aerospace.......................................  20,774     595,102
  BANKS
   Abbey National..........................................  71,613   1,236,060
   Barclays................................................ 115,565   3,070,938
   HSBC Holdings (UK Regd).................................  85,460   2,117,679
   HSBC Holdings (UK Regd)................................. 159,651   4,126,863
   LLoyds Bank............................................. 364,360   4,712,218
  CHEMICALS
   BOC Group...............................................  40,408     669,196
   Imperial Chemical Industries............................  77,314   1,195,799
  CONSTRUCTION
   English China Clay......................................  44,238     195,803
   Hanson..................................................  69,197     310,260
   RMC Group...............................................  26,670     376,515
   Redland................................................. 123,016     695,281
   Taylor Woodrow.......................................... 109,591     321,874
  DRUGS & MEDICINE
   Glaxo Welcome Ord....................................... 210,829   4,988,402
   Smithkline Beecham...................................... 347,160   3,572,968
   Zeneca Group............................................  57,538   2,026,006
  ELECTRONICS
   General Electric Co..................................... 227,008   1,490,343

                       See Notes to Financial Statements.

    Pegasus Funds
104

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  ENERGY & UTILITIES
   British Gas............................................. 284,572  $1,282,965
   Centrica*............................................... 254,516     368,528
   Energy Group............................................  61,814     686,027
   National Power..........................................  78,850     781,683
   Scottish Power..........................................  22,356     197,349
   Thames Water............................................  63,355     949,667
  FOOD & AGRICULTURE
   Associated British Foods................................  66,299     568,351
   Cadbury Schweppes.......................................  54,993     547,438
   Kingfisher..............................................  48,396     675,270
   Sainsbury (J)........................................... 126,210   1,058,060
   Tesco................................................... 158,205   1,275,523
   Unilever Ord............................................ 229,704   1,971,038
  INSURANCE
   Prudential Corp......................................... 197,160   2,291,940
   Royal & Sun Alliance.................................... 147,158   1,477,018
  INTERNATIONAL OIL
   British Petroleum....................................... 395,489   5,209,163
  LIQUOR & TOBACCO
   BAT Industries.......................................... 214,180   1,954,126
   Bass....................................................  75,324   1,160,063
   Diageo Ord.............................................. 397,481   3,652,680
   Imperial Tobacco........................................  31,370     198,207
   Safeway................................................. 150,780     855,924
  MEDIA
   British Sky Broadcasting................................  94,124     703,118
   Carlton Communications..................................  56,450     434,692
   Reed International......................................  40,000     389,960
   Reuters Holdings........................................ 173,821   1,911,947
  PRODUCER GOODS
   BTR..................................................... 317,897     975,523
   Rio Tinto...............................................  95,719   1,111,136
   Rolls Royce............................................. 124,074     469,549
   Smiths Industries.......................................  42,710     608,231
  REAL PROPERTY
   MEPC.................................................... 124,143   1,040,731
  RETAIL
   Argos...................................................  30,245     274,206
   Boots Co................................................  62,274     904,773
   Great Univ Stores.......................................  68,436     844,536
   Marks & Spencer......................................... 211,891   2,088,390
   Sears................................................... 237,891     205,499
  STEEL
   British Steel........................................... 232,983     505,065
  TELEPHONE
   British Telecom......................................... 428,698   3,384,064
   Cable & Wireless........................................ 179,538   1,578,979
   Vodafone Group.......................................... 278,223   2,030,294

                       See Notes to Financial Statements.

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  TRAVEL & RECREATION
   EMI Group...............................................  51,062      440,462
   Granada Gp..............................................  80,310    1,238,173
   Ladbroke Group.......................................... 199,568      866,896
   Rank Group..............................................  86,224      494,783
   Thorn...................................................  28,368        8,869
                                                                    ------------
                                                                      82,185,626
                                                                    ------------
 TOTAL COMMON STOCKS.......................................          486,546,845
                                                                    ------------
  (Cost $434,564,989)
 TOTAL INVESTMENTS.........................................         $514,569,067
                                                                    ============
  (Cost $462,587,211)

*Non-income producing security.

                       See Notes to Financial Statements.

    Pegasus Funds
106

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                       NOTES TO PORTFOLIO OF INVESTMENTS

(A) FORWARD FOREIGN CURRENCY CONTRACTS
 As of December 31, 1997, the Fund had entered into one forward foreign currency exchange contract that obligates the Fund to deliver currencies at specified future dates.

 Outstanding contract as of December 31, 1997 is as follows:

                                            U.S. DOLLAR                U.S. DOLLAR   UNREALIZED
                            CURRENCY TO     VALUE AS OF  CURRENCY TO   VALUE AS OF  APPRECIATION
    SETTLEMENT DATE        BE DELIVERED    DEC. 31, 1997 BE RECEIVED  DEC. 31, 1997 AT 12/31/97
------------------------------------------------------------------------------------------------
March 31, 1998..........    10,000,000      $5,914,710    6,581,112    $6,581,112     $666,402
                         Singapore Dollars               U.S. Dollars

(B) FINANCIAL FUTURES CONTRACTS

 Oustanding contract as of December 31, 1997 is as follows:

                                                      MARKET VALUE  UNREALIZED
                             NUMBER OF   EXPIRATION    COVERED BY  DEPRECIATION
           TYPE              CONTRACTS      DATE       CONTRACTS   AT 12/31/97
-------------------------------------------------------------------------------
Financial Futures purchased
 long:
Japanese Yen -- TOPIX *....     175    March 13, 1998 $16,030,092   ($711,731)

*Exchange traded local currency denominated futures contracts.

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
TEMPORARY CASH INVESTMENTS -- 0.18%
 Pegasus Cash Management Fund Class I (in shares).....     945,644 $    945,644
 (Cost $945,644)
                                                                   ------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 78.74%
 U.S. Treasury Securities -- 40.52%
  Strips from U.S. Treasury Securities due:
   5/15/98............................................ $ 6,600,000    6,470,178
   11/15/98...........................................   7,600,000    7,245,384
   2/15/99............................................   9,660,000    9,076,343
   2/15/01............................................   3,300,000    2,769,294
   8/15/01............................................   2,250,000    1,833,907
   8/15/08............................................   5,350,000    2,879,263
   11/15/10...........................................   5,000,000    2,335,250
  U.S. Treasury Bonds:
   12.75%, 11/15/10...................................  25,426,000   36,291,547
   10.375%, 11/15/12..................................   7,765,000   10,317,744
   12.50%, 8/15/14....................................   1,000,000    1,545,780
  U.S. Treasury Notes:
   8.125%, 2/15/98....................................   8,300,000    8,322,078
   5.125%, 4/30/98....................................   3,320,000    3,315,850
   7.00%, 4/15/99.....................................   1,000,000    1,016,560
   9.125%, 5/15/99....................................   8,700,000    9,090,108
   6.875%, 7/31/99....................................   8,000,000    8,142,480
   7.75%, 11/30/99....................................  31,000,000   32,147,930
   7.75%, 1/31/00.....................................   3,000,000    3,120,000
   7.125%, 2/29/00....................................  35,900,000   36,937,869
   6.25%, 05/31/00....................................   2,900,000    2,936,250
   8.75%, 08/15/00....................................  21,350,000   22,911,112
   7.25%, 5/15/04.....................................   1,000,000    1,079,220
   3.375%, 1/15/07 Inflation Protection Series........   1,223,868    1,191,741
                                                                   ------------
 (Cost $207,793,214)                                                210,975,888
                                                                   ------------
 Agency Obligations -- 38.22%
  Federal Home Loan Mortgage Corp. Participation Ctf.:
   #170269,12.00%, 8/1/15.............................     947,804    1,070,904
   #252600, 7.50%, 9/1/08.............................     188,787      192,937
   #252601, 8.00%, 6/1/01.............................     196,442      198,026
   #555238, 12.00%, 7/1/19............................     413,901      467,637
  Federal Home Loan Mortgage Corp. Gtd. Multi-Class
   Mortgage Participation Ctfs.:
   Series 10 Class D, 10.00%, 7/15/18.................     235,972      236,406
   Series 11 Class D, 9.50%, 7/15/19..................   1,300,000    1,437,433
   Series 23 Class E, 9.40%, 8/15/19..................     196,153      199,709
   Series G-29 Class SD, AR, IO, 4/25/24..............   9,542,812      315,228
   Series 30 Class C, 9.50%, 5/15/18..................      19,874       19,874
   Series 38 Class C, 9.50%, 1/15/19..................      53,246       53,436
   Series 39 Class E, 10.00%, 10/15/19................      78,659       78,651
   Series 41 Class I, HB, 84.00%, 5/15/20.............      63,018      200,396

                       See Notes to Financial Statements.

    Pegasus Funds
108
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                      MARKET
                      DESCRIPTION                       FACE AMOUNT    VALUE
                      -----------                       -----------   ------
   Series 47 Class F, 10.00%, 6/15/20.................. $   500,000 $   546,087
   Series 99 Class Z, 9.50%, 1/15/21...................   1,342,016   1,436,055
   Series 204 Class E, HB, IF, 5/15/23.................       6,900     162,447
   Series 1072 Class A, HB, 1008.50%, 5/15/06..........      13,947     308,450
   Series 1079 Class S, IF, 5/15/21....................     664,892     761,110
   Series 1084 Class F, AR, 5/15/21....................     466,339     475,725
   Series 1084 Class S, IF, 5/15/21....................     326,437     424,514
   Series 1098 Class M, HB, 10.08%, 6/15/06............       2,160      48,347
   Series 1144 Class KB, 8.50%, 9/15/21................   2,250,000   2,396,072
   Series 1172 Class L, HB, 1167.776%, 11/15/21........      13,146     397,418
   Series 1196 Class B, HB, IF, 1/15/22................      37,391     508,605
   Series 1295 Class JB, 4.50%, 3/15/07................   1,500,000   1,405,800
   Series 1298 Class L, HB, 981.87%, 6/15/07...........       6,000     209,151
   Series 1329 Class S, IO, IF, 8/15/99................   2,870,461     116,598
   Series 1389 Class SA, IF, 10/15/07..................     403,027     333,644
   Series 1414 Class LB, IF, 11/15/07..................   1,146,258   1,150,618
   Series 1418 Class B, 6.50%, 11/15/19................   1,250,000   1,252,212
   Series 1465 Class SA, IO, IF, 02/15/08..............  14,226,998     665,155
   Series 1470 Class F, AR, 5.819%, 02/15/23...........     907,393     892,672
   Series 1483 Class FB, AR, 12/15/22..................   2,932,236   2,957,813
   Series 1489 Class L, 5.50%, 4/15/08.................     558,129     550,549
   Series 1506 Class F, AR, 5/15/08....................   1,724,493   1,729,356
   Series 1506 Class SD, IO, IF, 5/15/08...............   8,279,425     459,061
   Series 1506 Class S, IF, 05/15/08...................     294,563     283,433
   Series 1531 Class K, 6.00%, 4/15/08.................   1,030,063   1,006,063
   Series 1583 Class NS, IF, 9/15/23...................     982,727     834,386
   Series 1586 Class A, 6.00%, 9/15/08.................   1,189,412   1,180,745
   Series 1589 Class Z, 6.25%, 9/15/23.................   6,516,736   5,978,160
   Series 1595 Class S, IO, IF, 10/15/13...............  14,863,241     681,494
   Series 1603 Class IF, AR, 1/15/23...................   3,000,000   3,059,511
   Series 1628 Class S, IF, 12/15/23...................   2,500,000   1,772,640
   Series 1635 Class O, AR, 12/15/08...................   2,231,333   2,233,937
   Series 1640 Class A, 5.50%, 10/15/07................   1,404,307   1,384,300
   Series 1646 Class MB, AR, 10/15/22..................   1,285,681   1,258,798
   Series 1647 Class FB, AR, 12/15/08..................     663,914     654,053
   Series 1647 Class SB, IF, 12/15/08..................   1,239,307   1,225,516
   Series 1655 Class F, AR, 12/15/08...................   1,855,157   1,885,682
   Series 1655 Class SA, IF, 12/15/08..................     223,945     194,576
   Series 1689 Class SD, IF, 10/15/23..................   1,500,000   1,388,489
   Series 1694 Class SE, IF, 5/15/23...................     960,950     920,045
   Series 1700 Class GA, PO, 2/15/24...................   2,274,398   1,320,176
   Series 1723 Class F, AR, 05/15/24...................   1,457,278   1,447,258
   Series 1796-A, Class S, IF, 2/15/09.................   1,391,843   1,255,799
   Series 1807 Class G, 9.00%, 1/1/06..................     955,959   1,016,574
   Series 1849 Class A, PO, 12/15/08...................   1,000,000     627,474
   Series 1854 Class SE, IO, IF, 12/15/23..............   2,500,000     690,017
   Series 1859 Class SB, IO, AR, 10/15/23..............   6,760,000   1,663,852
   Series 1900 Class FA, AR, 03/15/09..................   3,000,000   3,015,015
   Series 1900 Class I, PO, 10/15/08...................     983,396     739,035

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            109
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                      MARKET
                      DESCRIPTION                       FACE AMOUNT    VALUE
                      -----------                       -----------   ------
   Series 1927 Class F, AR, 10/15/23................... $ 4,225,816 $ 4,252,713
   Series 1956 Class A, 7.00%, 12/20/21................   1,419,811   1,431,094
   Series 1993 Class SJ, IF, IO, 03/15/12..............   5,761,337     550,997
  Federal Housing Administration Project #07335307,
   7.43%, 1/1/22.......................................     972,265   1,002,988
  Federal Housing Administration Greystone 1996-2, 7.43
   %, 11/1/22..........................................   1,921,611   1,981,411
  Federal National Mortgage Assn. Mortgage Backed
   Securities Stripped Trust 50, Class 2, IO, 10.50%,
   3/25/19.............................................     179,815      56,152
  Federal National Mortgage Assn. Pass Thru Securities:
   Guaranteed REMIC Trust:
   1988 Class 7-Z, 9.25%, 4/25/18......................     518,291     552,705
   1988 Class 17-B, 9.40%, 10/25/17....................      41,402      42,091
   1989 Class 26-D, 10.00%, 5/25/04....................     560,784     590,198
   1989 Class 27-D, 10.00%, 1/25/16....................     219,993     221,097
   1989 Class 70-G, 8.00%, 10/25/19....................   2,000,000   2,103,760
   1989 Class 73-C, PO, 10/25/19.......................     207,672     186,554
   1989 Class 78-H, 9.40%, 11/25/19....................   1,750,000   1,938,867
   1990 Class 1-D, 8.80%, 1/25/20......................     727,091     777,967
   1990 Class 60-K, 5.50%, 6/25/20.....................   1,063,945   1,028,544
   1990 Class 63-H, 9.50%, 6/25/20.....................     755,000     826,962
   1990 Class 93-G, 5.50%, 8/25/20.....................   1,071,346   1,034,899
   1990 Class 94-H, HB, 505.00%, 8/25/20...............      16,280     256,275
   1990 Class 95-J, HB, 1118.04%, 8/25/20..............       7,197     286,553
   1990 Class 102-J, 6.50%, 8/25/20....................   3,771,216   3,738,693
   1990 Class 120-H, 9.00%, 10/25/20...................     900,000     986,249
   1990 Class 134-SC, IF, 11/25/20.....................     453,050     513,652
   1990 Class 140-K, HB, 652.145%, 12/25/20............      14,295     433,830
   1991 Class 4-N, HB, 758.75%, 1/25/06................       2,182      36,910
   1991 Class 7-K, HB, 908.50%, 2/25/21................       1,227      34,182
   1991 Class 20-M, HB, 908.75%, 3/25/06...............       1,200      23,496
   1991 Class 33-J, HB, 1008.25%, 4/25/06..............       2,765      61,676
   1991 Class 161-H, 7.50%, 2/25/21....................     295,668     298,347
   1992 Class 13-S, HB, IF, 1/25/99....................       5,805      29,283
   1992-G Class 27-SQ, HB, IF, 5/25/22.................     250,297     435,517
   1992 Class 66-JB, 5.00%, 11/25/21...................   2,800,000   2,476,580
   1992 Class 85S, IF, 06/25/99........................     760,523     812,527
   1992 Class 137-BA, 3.50%, 1/25/17...................     955,753     931,758
   1992 Class 199-S, IO, IF, 11/25/99..................   5,883,692     225,192
   1992 Class 204-B, 6.00%, 10/25/20...................   2,000,000   1,975,040
   1992 Class 206-FA, AR, 06/25/18.....................   1,250,000   1,209,789
   1992 Class 215-PM, 7.875%, 11/25/21.................   1,200,000   1,289,903
   1993 Class 8-SB, IO, IF, 8/25/06....................   7,286,062     328,164
   1993 Class 12-S, IO, 6.25%, 2/25/23.................   3,201,793     192,569
   1993 Class 12-SB, HB, IF, 2/25/23...................      35,314     291,242
   1993 Class 19-G, 5.00%, 5/25/19.....................   3,530,000   3,408,762
   1993 Class 38-S, IO, IF, 2.755%, 11/25/22...........  12,975,806     258,414
   1993 Class 55-FA, AR, 5/25/08.......................   6,750,000   6,910,191
   1993 Class 58-J, 5.50%, 4/25/23.....................     720,594     706,574
   1993 Class 94-K, 6.75%, 5/25/23.....................     612,665     607,454

                       See Notes to Financial Statements.

    Pegasus Funds
110

PEGASUS INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                       MARKET
                      DESCRIPTION                        FACE AMOUNT   VALUE
                      -----------                        -----------   ------
   1993 Class 113-SG, IO, IF, 7/25/23................... $ 5,835,340 $  348,276
   1993 Class 139-SG, IF, 08/25/23......................   2,597,473  2,036,105
   1993 Class 152-D, PO, 8/25/23........................     700,000    647,749
   1993 Class 155-LA, 6.50%, 5/25/23....................   1,006,619  1,003,723
   1993 Class 155-SB, IO, IF, 9/25/23...................   5,742,881    334,448
   1993 Class 156-SD, IF, 10/25/19......................   1,000,000    829,192
   1993 Class 156-FA, AR, 5/25/16.......................   2,538,831  2,547,151
   1993 Class 174-SB, IF, 11/25/07......................   1,394,135  1,397,999
   1993 Class 187-FE, AR, 11/25/16......................   1,180,000  1,163,025
   1993 Class 207-SC, IF, 11/25/23......................   2,300,107  1,903,164
   1993 Class 209-KB, 5.659%, 8/25/08...................   3,576,000  3,439,326
   1993 Class 214-L, 6.00%, 12/25/08....................   1,212,218  1,185,501
   1993 Class 220-SD, IF, 11/25/13......................   1,242,669  1,039,703
   1993 Class 223-FB, AR, 12/25/23......................     721,333    706,327
   1993 Class 223-SB, IF, 12/25/23......................     651,339    642,576
   1994 Class 12SB, IF, 01/25/09........................   2,013,516  1,924,881
   1994 Class 19-C, 5.00%, 1/25/24......................   2,006,011  1,931,048
   1994 Class 26-G, PO, 2/25/24.........................   2,199,391  1,637,662
   1994 Class 30-LA, 6.50%, 2/25/09.....................   1,645,797  1,646,370
   1994 Class 36-SG, IO, IF, 8/25/23....................   3,480,275    286,726
   1994 Class 39-F, AR, 3/25/24.........................     942,419    942,320
   1994 Class 39-S, IF, 3/25/24.........................     362,469    350,433
   1994 Class 82-SA, IO, IF, 5/25/23....................  15,984,274    528,984
   1995 Class 13-B, 6.50%, 3/25/09......................   2,251,196  2,247,490
   1996 Class 20-L, PO, 9/25/08.........................   1,655,000  1,129,764
   1996 Class 24-K, PO, 2/25/08.........................   1,500,000  1,170,405
   1996 Class 27-FA, AR, 3/25/17........................   2,161,468  2,176,242
   1996 Class 46-A, 5.00%, 2/25/09......................   1,673,444  1,637,750
   1996 Class 69-FA, AR, 10/18/23.......................   1,027,458  1,031,603
   1997 Class 20, IO, IF, 03/25/27......................  16,957,427    969,931
   1997 Class 29PL, IO, 7.50%, 08/18/26.................   1,700,000    690,492
   1997 Class 32C, PO, 10/25/21.........................   1,800,000  1,522,015
   1997 Class 50FD, AR, 04/18/27........................   1,942,228  1,943,846
   1997 Class 59-FA, AR, 8/25/17........................   4,982,155  4,997,888
   1997 Class 81-PI, IO, 7.00%, 12/18/27................  10,223,496  3,001,853
   1997 Class MI, A, IF, 01/17/03.......................   2,052,784  2,073,743
   1992-G Class 42-Z, 7.00%, 7/25/22....................     729,729    731,641
   1993-G Class 8-PG, 6.50%, 7/25/18....................   1,000,000  1,000,310
   1993-G Class 10-E, 5.00%, 4/25/20....................   2,250,000  2,202,705
   1993-G Class 19-K, 6.50%, 6/25/19....................   2,802,790  2,807,751
   1993-G Class 27-SE, IF, 8/25/23......................   1,535,674    958,320
   1993-G Class 13G, 6.00%, 06/25/20....................   1,000,000    989,170
   1994-G Class 13-ZB, 7.00%, 11/17/24..................   2,728,259  2,716,958
   1997-M4 Class A, AR, 3/17/04.........................   6,734,249  6,874,321
   Series G-22 Class G, 6.00%, 12/25/16.................   1,447,410  1,425,947
   Series X-188A, Class F, AR, 2/25/08..................   2,487,762  2,511,744
   Series X-G1C, Class C, 8.80%, 01/25/25...............     900,621  1,058,071
   Series X, Class VO, IF, 12/25/22.....................   2,000,000  1,872,874

                       See Notes to Financial Statements.

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                           FACE
                      DESCRIPTION                         AMOUNT   MARKET VALUE
                      -----------                         ------   ------------
  Federal National Mortgage Assn. Pass Thru Pool:
   #111366, Adjustable Rate, 8/1/19.................... $  370,605 $    390,235
   #116612, Adjustable Rate, 3/1/19....................  1,135,271    1,186,868
   #160330, 6.345%, 3/1/99.............................  2,315,120    2,311,622
   #303306, 12.50%, 1/1/16.............................    892,504    1,035,892
   #303532, Adjustable Rate, 3/1/29....................  1,982,167    1,981,888
   #54844, Adjustable Rate, 09/01/27...................  1,797,368    1,797,061
  Government National Mortgage Assn. Pass Thru Pool:
   #297628, 8.00%, 9/15/22.............................  1,761,745    1,839,383
   #313110, 7.50%, 11/15/22............................  1,471,385    1,515,054
                                                                   ------------
 (Cost $189,922,559)                                                198,986,471
                                                                   ------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS...........             409,962,359
                                                                   ------------
 (Cost $397,715,773)
ASSET BACKED -- 18.61%
  Case Equipment Loan Trust Asset Backed Ctf. :
   1994 Series C, Class A2, 8.10%, 6/15/01.............  1,093,823    1,107,135
   1995 Series B, Class A3, 6.15%, 9/15/02.............  1,473,057    1,478,434
   1996 Series A, Class A2, 5.50%, 2/15/03.............  4,320,719    4,307,368
  Chase Manhattan Grantor Trust Automobile Loan Pass
   Thru Ctfs.
   Series 1995-B, Class A, 5.90%, 11/15/01.............    451,176      451,465
  Chevy Chase Auto Receivable Trust Asset Backed Pass
   Thru Ctf.
   Series 1997-4, Class A, 6.25%, 6/20/04..............  1,500,000    1,500,930
  Collaterized Mortgage Obligation Trust CMO:
   Series 12, Class D, 9.50%, 2/1/17...................    278,376      284,569
   Series 16, Class Q, IF, 3/20/18.....................    176,388      191,323
  Collaterized Mortgage Securities Corp. CMO:
   Series 88-2 Class B, 8.80%, 4/20/19.................    354,250      370,264
  CPS Auto Trust Asset Backed Pass Thru Ctf.
   Series 1997-4, Class A1, 6.07%, 3/15/03.............  3,284,447    3,284,447
  First USA Credit Card Master Trust Asset Backed Pass
   Thru Ctf.
   Series 1995-1, Class A, AR, 10/15/01................  2,000,000    2,004,260
  Ford Credit Auto Owner Trust Asset Backed Pass Thru
   Ctf.
   Series 1997-B, Class A2, 5.95%, 1/15/00.............  1,700,000    1,701,377
  Green Tree Financial Corp. Loan Trust Asset Backed
   Ctf.
   Series 1993-4, Class A2, 5.85%, 1/15/19.............  3,488,458    3,490,690
  Green Tree Financial Corp. Loan Trust Asset Backed
   Ctf.
   Series 1994-5, Class A2, 7.30%, 11/15/19............  1,858,649    1,871,344
  Merrill Lynch Home Equity Loan Asset Backed Pass Thru
   Ctf.
   Series 1992-1, Class A, AR, 7/15/22.................  1,126,077    1,128,768
  Merrill Lynch MBS Inc. Project Pass Thru Ctf.
   Series 144-S, 7.43%, 7/25/24........................    537,032      560,393
   Merrill Lynch Trust 43-E CMO, Series 43, Class E,
    6.50%, 8/27/15.....................................  1,700,000    1,702,742
  Morgan Stanley Mortgage Trust, CMO:
   Series 35-2, HB, IF, 4/20/21........................      2,416      396,186
   Series 37-2, HB, IF, 7/20/21........................      2,331      349,636
   Series 39-3, PO, 12/20/21...........................    451,586      353,574

                       See Notes to Financial Statements.
    Pegasus Funds
112

PEGASUS INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                             FACE      MARKET
                       DESCRIPTION                          AMOUNT     VALUE
                       -----------                          ------     ------
  Navistar Financial Corp. Owner Trust Asset Backed Pass
   Thru Ctf.
   Series 1995, Class A2, 6.55%, 11/20/01................ $1,009,230 $1,012,379
  Newcourt Receivables Trust Asset Backed Pass Thru Ctf.
   Series 1997-1, Class A, 6.04%, 6/20/00................  2,000,000  2,001,040
  Olympic Automobile Receivables Trust Asset Backed Pass
   Thru Ctf.
   Series 1995-E, Class A4, 5.85%, 3/15/01...............  4,400,000  4,396,612
  Olympic Automobile Receivables Trust Asset Backed Pass
   Thru Ctf.
   Series 1995-B, Class A2, 7.35%, 10/15/01..............    778,193    787,189
  Olympic Automobile Receivables Trust Asset Backed Pass
   Thru Ctf.
   Series 1995-C, Class A2, 6.20%, 1/15/02...............  4,304,136  4,316,059
  Olympic Automobile Receivables Trust Asset Backed Pass
   Thru Ctf.
   Series 1996-C, Class A4, 6.80%, 03/15/02..............  4,500,000  4,565,655
  Olympic Automobile Receivables Trust Asset Backed Pass
   Thru Ctf.
   Series 1996-C, Class A5, 7.00%, 03/15/04..............  2,650,000  2,715,959
  Onyx Acceptance Grantor Trust CMO
   5.40%, 5/15/01........................................  2,797,951  2,781,332
  Onyx Acceptance Grantor Trust Auto Loan Pass Thru Ctf.
   Series 1997-1, Class A, 6.55%, 09/15/03...............  2,062,214  2,073,164
  Rural Housing Trust 1987-1, Senior Mortgage Pass Thru
   Ctf.
   Sub Class 3-B, 7.33%, 4/1/26..........................    379,049    386,878
  Standard Credit Card Master Trust Asset Backed Ctf.
   Series 1991-6, Class A, 7.875%, 1/7/00................  1,000,000  1,015,880
  Standard Credit Card Master Trust Asset Backed Ctf.
   Series 1995-10, Class A, 5.90%, 2/7/01................  2,520,000  2,516,044
  Superior Wholesale Inventory Fin Trust Asset Backed
   Ctf.
   Series 1996-A, Class A, AR, 3/15/01...................  2,200,000  2,200,000
  Toyota Auto Receivable Grantor Trust Asset Backed Ctf.
   Series 1995-A, Class A, 5.85%, 3/15/01................    293,069    292,703
  Western Financial Owner Trust Asset Backed Pass Thru
   Ctf.
   Series 1996-A, Class A3, 6.05%, 6/01/00...............    938,318    939,575
  Western Financial Owner Trust Asset Backed Pass Thru
   Ctf.
   Series 1997-C, Class A2, 5.95%, 6/20/00...............  4,000,000  3,996,929
  Western Financial Owner Trust Asset Backed Pass Thru
   Ctf.
   Series 1997-B, Class A2, 6.05%, 7/20/00...............  4,997,608  5,002,169
  Western Financial Owner Trust Asset Backed Pass Thru
   Ctf.
   Series 1997-D, Class A2, 6.20%, 12/01/10..............  2,000,000  2,000,940
  Western Financial Owner Trust Asset Backed Pass Thru
   Ctf.
   Series 1996-A, Class A4, 6.15%, 6/01/01...............  3,685,000  3,687,412
  Western Financial Owner Trust
   Series 1997-B, Class A3, 6.30%, 7/20/01...............  4,000,000  4,026,374
  Western Financial Owner Trust
   Series 1996-D, Class A3, 6.05%, 7/20/01...............  3,000,000  3,005,448
  Western Financial Owner Trust Asset Backed Pass Thru
   Ctf.
   Series 1995-4, Class A1, 6.20%, 2/01/02...............  1,488,618  1,492,295
  Western Financial Owner Trust Asset Backed Pass Thru
   Ctf.
   Series 1996-C, Class A4, 6.80%, 12/20/03..............  6,000,000  6,088,020
  World Omni Automobile Asset Backed Ctf.
   Series 1997-A, Class A4, 6.90%, 06/25/03..............  3,000,000  3,043,110

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            113
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
  World Omni Automobile LSE SEC Trust Asset Backed
   Ctf.
   Series 1995-A, Class A, 6.05%, 11/25/01............ $ 3,488,215 $  3,487,098
   Series 1997-B, Class A1, 6.07%, 11/25/03...........   2,500,000    2,500,000
                                                                   ------------
TOTAL ASSET BACKED....................................               96,865,169
                                                                   ------------
 (Cost $96,080,591)
CORPORATE BONDS AND NOTES -- 1.18%....................
 Finance -- 1.18%
  American Express Credit Corp., 8.50%, 6/15/99.......     300,000      309,888
  Associates Corp. of North America:
   9.125%, 4/1/00.....................................   1,675,000    1,777,475
   8.15%, 8/1/09......................................   3,625,000    4,051,445
                                                                   ------------
TOTAL CORPORATE BONDS AND NOTES.......................                6,138,808
                                                                   ------------
 (Cost $6,001,863)
FOREIGN -- 1.29%
 African Development Bank Note, 9.30%, 7/1/00.........     983,000    1,054,287
 Metropolis of Tokyo, 8.70%, 10/5/99..................   1,500,000    1,567,770
 National Australia Bank Ltd., 9.70%, 10/15/98........     400,000      411,096
 Ontario Province of Canada Senior Unsubordinated
  Debenture, 7.375%, 01/27/03.........................   3,500,000    3,679,057
                                                                   ------------
 (Cost $6,723,067)                                                    6,712,210
                                                                   ------------
TOTAL INVESTMENTS.....................................             $520,624,190
                                                                   ============
 (Cost $507,466,938)

                       See Notes to Financial Statements.

    Pegasus Funds
114
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------
                       NOTES TO PORTFOLIO OF INVESTMENTS

 (a) The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. Descriptions of certain collateralized mortgage obligations are as follows:

 Adjustable Rate (AR)

 Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.
 Interest Only (IO) represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields of other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayments or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
 High Coupon Bonds (HB) (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's, the owner also has a right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the REMIC Trust and allocating them to the small principal of the HB class.
 Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

 (b) Based upon estimated future cash flows, income is currently not being recognized on certain IO, HB, and CMO securities with an aggregate market value of $719,388. The book cost of certain IO and HB securities include a write down in the amount of $2,239,420 taken during 1993 to properly state the net realizable value of the securities. The write down results in a lower cost of investments than the tax cost disclosed in Note 4 in Notes to Financial Statements.

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                    DESCRIPTION                     FACE AMOUNT   MARKET VALUE
                    -----------                     ------------ --------------
TEMPORARY CASH INVESTMENT -- 1.45%
 Pegasus Cash Management Fund Class I (in shares)..   17,737,340 $   17,737,340
                                                                 --------------
 (Cost $17,737,340)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 82.32%
 U.S. Treasury Securities -- 39.64%
  Principal Strips from U.S. Treasury Securities
   due:
   8/15/98......................................... $  1,500,000      1,449,495
   5/15/17.........................................   10,420,000      3,257,396
   8/15/17.........................................   33,315,000     10,258,022
   5/15/18.........................................   15,620,000      4,589,312
   11/15/18........................................   49,840,000     14,209,384
  Strips from U.S. Treasury Securities due:
   5/15/98.........................................    1,800,000      1,764,594
   11/15/98........................................    1,700,000      1,620,678
   2/15/99.........................................   10,805,000     10,152,162
   8/15/99.........................................    9,000,000      8,221,500
   8/15/00.........................................    5,000,000      4,317,150
   2/15/01.........................................    2,450,000      2,055,991
   2/15/11.........................................    8,025,000      3,690,216
   5/15/11.........................................    9,338,000      4,231,421
   2/15/12.........................................    4,555,000      1,970,083
   2/15/13.........................................   10,700,000      4,342,060
   5/15/13.........................................   10,594,000      4,232,727
   8/15/13.........................................    3,500,000      1,377,495
   2/15/14.........................................   20,400,000      7,792,800
   2/15/15.........................................    2,000,000        717,920
  U.S. Treasury Bonds:
   10.75%, 5/15/03.................................    1,000,000      1,227,340
   11.125%, 8/15/03................................    3,500,000      4,390,295
   11.625%, 11/15/04...............................    5,000,000      6,636,700
   12.75%, 11/15/10................................  111,285,000    158,841,532
   10.375%, 11/15/12...............................   15,965,000     21,213,494
   12.50%, 8/15/14.................................    1,300,000      2,009,514
   9.875%, 11/15/15................................    1,000,000      1,423,280
   7.50%, 11/15/16.................................    5,395,000      6,296,990
   8.75%, 5/15/17..................................    9,945,000     13,038,790
   7.875%, 2/15/21.................................    2,500,000      3,069,525
  U.S. Treasury Notes:
   3.375%, 1/15/07 Inflation Protection Series.....    3,059,670      2,979,354
   8.125%, 2/15/98.................................    3,000,000      3,007,980
   7.875%, 4/15/98.................................   17,605,000     17,723,305
   5.00%, 1/31/99..................................    6,450,000      6,407,688
   7.00%, 4/15/99..................................    9,600,000      9,758,976
   9.125%, 5/15/99.................................    2,400,000      2,507,616
   6.875%, 7/31/99.................................    7,410,000      7,541,972
   7.75%, 11/30/99.................................   43,405,000     45,012,287
   7.75%, 1/31/00..................................    2,000,000      2,080,000
   7.125%, 2/29/00.................................   30,300,000     31,175,973

                       See Notes to Financial Statements.

    Pegasus Funds
116

PEGASUS BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                    DESCRIPTION                      FACE AMOUNT  MARKET VALUE
                    -----------                      ----------- --------------
   6.75%, 4/30/00................................... $ 6,200,000 $    6,341,422
   6.125%, 7/31/00..................................   4,000,000      4,041,240
   8.75%, 8/15/00...................................  12,250,000     13,145,720
   5.625%, 11/30/00.................................   2,200,000      2,195,864
   7.50%, 11/15/01..................................   6,800,000      7,209,088
   5.75%, 8/15/03...................................   1,250,000      1,250,775
   7.25%, 5/15/04...................................   9,000,000      9,712,980
   6.50%, 8/15/05...................................   4,000,000      4,173,760
                                                                 --------------
 (Cost $459,252,432)                                                484,663,866
                                                                 --------------
 Agency Obligations -- 42.68%
  Federal Home Loan Mortgage Corp. Participation
   Ctfs.:
   #170269, 12.00%, 8/1/15..........................   1,198,373      1,354,017
   #200070, 7.50%, 4/1/02...........................     164,545        165,412
   #274081, 7.50%, 7/1/16...........................      70,023         71,648
   #289711, 7.50%, 4/1/17...........................     102,945        105,314
   #555238, 12.00%, 7/1/19..........................     545,336        616,135
  Federal Home Loan Mortgage Corp. Gtd. Multi-Class
   Mortgage Participation Ctfs.:
   Series 10 Class D, 10.00%, 7/15/18...............     148,326        148,598
   Series 11 Class D, 9.50%, 7/15/19................   3,000,000      3,317,154
   Series 13 Class SA, IF, 4/25/23..................   1,242,012      1,170,367
   Series 22 Class C, 9.50%, 4/15/20................   1,104,876      1,226,446
   Series 23 Class E, 9.40%, 8/15/19................     294,230        299,563
   Series 23 Class F, 9.60%, 4/15/20................   1,575,000      1,730,078
   Series G-29 Class FE, AR, 4/25/24................   4,785,469      4,802,003
   Series G-29 Class SD, IO,IF, 4/25/24.............  16,437,494        542,980
   Series 38 Class C, 9.50%, 1/15/19................      79,868         80,154
   Series 41 Class I, HB, 84.00%, 5/15/20...........      84,024        267,194
   Series 47 Class F, 10.00%, 6/15/20...............     500,000        546,087
   Series G-48 Class BE, IF, IO, 1/25/23............  14,537,833      1,263,919
   Series 99 Class Z, 9.50%, 1/15/21................   1,342,016      1,436,055
   Series 134 Class B, IO, 9.00%, 8/15/22 ..........     776,324        209,607
   Series 204 Class E, HB, IF, 1/15/19..............      21,409        504,049
   Series 1045 Class G, HB, 1066.209%, 2/15/21......       3,242        101,121
   Series 1051 Class D, 7.00%, 11/15/19.............     591,460        595,843
   Series 1065 Class J, 9.00%, 4/15/21..............   2,000,000      2,153,724
   Series 1072 Class A, HB, 1008.50%, 5/15/06.......      20,993        464,279
   Series 1079 Class S, IF, 5/15/21.................     886,523      1,014,813
   Series 1084 Class F, AR, 5/15/21.................   2,191,793      2,235,908
   Series 1084 Class S, IF, 5/15/21.................   1,534,255      1,995,215
   Series 1098 Class M, HB, 10.08%, 6/15/06.........       9,722        217,563
   Series 1144 Class KB, 8.50%, 9/15/21.............   2,000,000      2,129,842
   Series 1172 Class L, HB, 1167.776%, 11/15/21.....      15,221        460,170
   Series 1196 Class B, HB, IF, 1/15/22.............      57,149        777,360
   Series 1295 Class JB, 4.50%, 3/15/07.............   2,400,000      2,249,280
   Series 1297 Class H, 7.50%, 1/15/20..............   1,973,505      2,030,517
   Series 1298 Class L, HB, 981.867%, 6/15/07.......       9,000        313,726
   Series 1329 Class S, IO, IF, 8/15/99.............   3,349,312        136,049

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                    DESCRIPTION                      FACE AMOUNT  MARKET VALUE
                    -----------                      ----------- --------------
   Series 1370 Class F, 6.75%, 3/15/19.............. $   600,000 $      604,146
   Series 1378 Class JZ, 7.50%, 11/15/21............   3,458,066      3,609,588
   Series 1389 Class SA, IF, 10/15/07...............   1,249,383      1,034,296
   Series 1414 Class LA, AR, 11/15/07...............   1,872,088      1,820,677
   Series 1414 Class LB, IF, 11/15/07...............   2,582,191      2,592,013
   Series 1418 Class B, 6.50%, 11/15/19.............   2,250,000      2,253,983
   Series 1465 Class SA, IO, IF, 2/15/08............  15,434,950        721,630
   Series 1470 Class F, AR, 5.819%, 2/15/23.........   1,814,786      1,785,343
   Series 1483 Class E, 6.50%, 2/15/20..............   3,407,500      3,411,487
   Series 1483 Class FB, AR, 12/15/22...............   5,864,471      5,915,627
   Series 1489 Class L, 5.50%, 4/15/08..............     667,618        658,552
   Series 1506 Class F, AR, 5/15/08.................   2,136,881      2,142,907
   Series 1506 Class S, IF, 5/15/08.................     441,844        425,150
   Series 1506 Class SD, IO, IF, 5/15/08............  15,028,200        833,254
   Series 1531 Class K, 6.00%, 4/15/08..............   1,115,902      1,089,901
   Series 1544 Class TA, AR, 7/15/08................   2,246,921      2,213,044
   Series 1561 Class SC, IF, 8/15/08................   1,575,139      1,580,371
   Series 1575 Class FB, AR, 8/15/08................   2,983,452      3,092,971
   Series 1575 Class SB, IF, 8/15/08................     994,484        753,377
   Series 1583 Class NS, IF, 9/15/23................   1,386,016      1,176,800
   Series 1586 Class A, 6.00%, 9/15/08..............   1,276,443      1,267,141
   Series 1587 Class FA, AR, 10/15/08...............   3,228,034      3,173,570
   Series 1589 Class Z, 6.25%, 9/15/23..............  13,549,596     12,429,790
   Series 1595 Class S, IO, IF, 10/15/13............  10,544,488        483,475
   Series 1601 Class S, IF, 10/15/08................   2,604,101      2,767,949
   Series 1602 Class O, 6.00%, 10/15/23.............   2,763,000      2,688,568
   Series 1603 Class IF, AR, 1/15/23................   7,000,000      7,138,859
   Series 1604 Class SE, IF, 11/15/08...............     935,165        856,347
   Series 1606 Class LC, AR, 5/15/08................   1,883,250      1,942,627
   Series 1606 Class LD, IF, 5/15/08................     424,411        358,473
   Series 1612 Class SD, IF, 11/15/08...............   3,202,495      2,712,894
   Series 1628 Class S, IF, 12/15/23................   2,550,000      1,808,093
   Series 1633 Class SE, IF, 12/15/23...............   1,278,652      1,410,155
   Series 1635 Class O, IF, 12/15/08................   4,462,666      4,467,873
   Series 1640 Class A, 5.50%, 10/15/07.............     776,851        765,783
   Series 1646 Class MB, AR, 10/15/22...............   2,571,363      2,517,596
   Series 1647 Class FB, AR, 12/15/08...............     743,826        732,777
   Series 1647 Class SB, IF, 12/15/08...............   2,089,118      2,065,870
   Series 1655 Class F, AR, 12/15/08................   1,494,755      1,519,350
   Series 1655 Class SA, AR, 12/15/08...............     549,112        477,102
   Series 1669 Class KE, AR, 5/15/23................   3,216,841      3,237,194
   Series 1681 Class K, 7.00%, 8/15/23..............   1,353,048      1,353,979
   Series 1686 Class SH, IF, 2/15/24................   1,535,892      1,251,165
   Series 1686 Class SL, IF, 2/15/24................   1,201,836      1,114,900
   Series 1689 Class SD, IF, 10/15/23...............   1,725,000      1,596,762
   Series 1694 Class SE, IF, 5/15/23................   1,254,249      1,200,858
   Series 1700 Class GA, PO, 2/15/24................  11,008,085      6,389,654
   Series 1701 Class S, IF, 3/15/09.................   4,649,374      4,670,854

                       See Notes to Financial Statements.

    Pegasus Funds
118

PEGASUS BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                    DESCRIPTION                      FACE AMOUNT  MARKET VALUE
                    -----------                      ----------- --------------
   Series 1706 Class LA, 7.00%, 3/15/24............. $ 3,303,746 $    3,323,146
   Series 1716 Class F, AR, 04/15/09................   2,524,525      2,547,884
   Series 1723 Class F, AR, 05/15/24................   4,226,107      4,197,048
   Series 1796-A, Class S, IF, 2/15/09..............   1,000,000        902,256
   Series 1807 Class G, 9.00%, 1/1/06...............   1,848,188      1,965,376
   Series 1825 Class C, 5.80%, 12/15/23.............   2,000,000      1,924,684
   Series 1849 Class A, PO, 12/15/08................   3,015,568      1,892,191
   Series 1854 Class C, PO, 4/15/08.................   2,725,000      2,033,330
   Series 1854 Class SE, IO, IF, 12/15/23...........   9,886,816      2,728,830
   Series 1859 Class SB, IO, IF, 10/15/23...........  16,125,000      3,968,879
   Series 1900 Class FA, AR, 3/15/09................  10,820,440     10,874,597
   Series 1900 Class I, IF, PO, 10/15/08............   4,339,458      3,261,159
   Series 1930 Class SJ, IF, IO, 7/15/16............  13,523,002      1,321,373
   Series 1933 Class SJ, IO, IF, 3/15/12............  25,617,784      2,450,008
   Series 1946 Class l, PO, 10/15/08................   3,006,111      2,074,039
   Series 1956 Class A, 7.00%, 12/20/21.............   4,448,740      4,484,094
   Series 1995 Class EJ, IO, 7.00%, 10/20/17........   6,838,142      1,403,665
  Federal Housing Administration Merrill Lynch
   Project Pass Thru Ctfs., 7.43%, 8/1/20...........   1,316,693      1,344,923
  Federal Housing Administration Project #07335307,
   7.43%, 1/1/22....................................   1,971,286      2,033,578
  Federal Housing Administration Greystone, 7.43%,
   11/1/22..........................................   2,545,256      2,624,464
  Federal National Mortgage Assn. Mortgage Backed
   Securities, Stripped Trust:
   23, Class 2, IO, 10.00%, 9/1/17..................     843,385        270,783
   50, Class 2, IO, 10.50%, 3/25/19.................     113,568         35,465
  Federal National Mortgage Assn. Pass Thru
   Securities:
   Pool #44699, 7.00%, 4/1/17.......................     250,147        253,709
   Pool #50966, 7.00%, 1/1/24.......................   1,723,848      1,746,222
   Pool #54844, Adjustable Rate, 9/1/27.............   5,192,627      5,191,739
   Pool #70226, Adjustable Rate, 1/1/19.............     470,727        465,432
   Pool #116612, Adjustable Rate, 3/1/19............   1,769,686      1,850,117
   Pool #160330, 6.345%, 3/1/99.....................   2,315,120      2,311,622
   Pool #303306, 12.50%, 1/1/16.....................   1,352,278      1,569,534
   Pool #303532, Adjustable Rate, 3/1/29............   5,322,486      5,321,736
  Federal National Mortgage Assn. Pass Thru
   Securities Guaranteed Remic Trust:
   1988 Class 7-Z, 9.25%, 4/25/18...................     529,558        564,720
   1988 Class 17-B, 9.40%, 10/25/17.................     238,229        242,194
   1989 Class 27-D, 10.00%, 1/25/16.................     120,544        121,149
   1989 Class 34-E, 9.85%, 8/25/14..................     557,574        569,192
   1989 Class 70-G, 8.00%, 10/25/19.................   2,000,000      2,103,760
   1989 Class 73-C, PO, 10/25/19....................     978,455        878,957
   1989 Class 78-H, 9.40%, 11/25/19.................   1,500,000      1,661,886
   1990 Class 1-D, 8.80%, 1/25/20...................   2,449,148      2,620,520
   1990 Class 60-K, 5.50%, 6/25/20..................     638,367        617,127
   1990 Class 63-H, 9.50%, 6/25/20..................     900,000        985,783
   1990 Class 93-G, 5.50%, 8/25/20..................   1,285,616      1,241,879
   1990 Class 94-H, HB, 505.00%, 8/25/20............      27,485        432,669

                       See Notes to Financial Statements.

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                      FACE AMOUNT  MARKET VALUE
                     -----------                      ----------- --------------
   1990 Class 95-J, HB, 1118.04%, 8/25/20............ $    14,395 $      573,107
   1990 Class 102-J, 6.50%, 8/25/20..................   3,279,318      3,251,037
   1990 Class 120-H, 9.00%, 10/25/20.................   3,100,000      3,397,079
   1990 Class 134-SC, IF, 11/25/20...................     762,189        864,142
   1990 Class 140-K, HB, 652.145%, 12/25/20..........      15,316        464,823
   1991 Class 4-N, HB, 758.75%, 1/25/06..............       6,182        104,590
   1991 Class 7-K, HB, 908.50%, 2/25/21..............       4,907        136,724
   1991 Class 24-Z, 5.00%, 3/25/21...................   1,400,457      1,286,838
   1991 Class 33-J, HB, 1008.25%, 4/25/06............       5,925        132,166
   1991 Class 144-PZ, 8.50%, 6/25/21.................   2,528,899      2,669,382
   1992 Class 13-S, HB, IF, 671.398%, 1/25/99........      19,607         98,898
   1992 Class 15-Z, 7.00%, 1/25/22...................   1,878,156      1,897,631
   1992-G Class 27-SQ, HB, IF, 5/25/22...............       4,956        862,325
   1992 Class 35-G, HB, 1184.775%, 7/25/22...........      26,631      1,031,454
   1992 Class 42-Z, 7.00%, 7/25/22...................   2,554,051      2,560,743
   1992 Class 59-F, IF, 10/25/22.....................   5,244,948      5,093,730
   1992 Class 61-G, IF, 10/25/22.....................   3,762,903      3,692,107
   1992 Class 61-Z, 7.00%, 10/25/22..................   1,074,567      1,047,512
   1992 Class 66-JB, 5.00%, 11/25/21.................   4,500,000      3,980,219
   1992 Class 85-S, IF, 6/25/99......................   3,042,093      3,250,108
   1992 Class 59-C, 6.00%, 12/25/21..................   3,588,641      3,554,442
   1992 Class 135-LC, 7.50%, 9/25/07.................   1,000,000      1,038,064
   1992 Class 137-BA, 3.50%, 1/25/17.................   1,115,045      1,087,051
   1992 Class 143-FI, 4/25/22........................   4,075,065      3,908,191
   1992 Class 186-M, 6.00%, 9/25/07..................     788,154        776,056
   1992 Class 199-S, IO, IF, 11/25/99................   8,443,938        323,183
   1992 Class 201-SB, IF, 10/25/22...................     500,000        500,504
   1992 Class 204-B, 6.00%, 10/25/20.................   4,300,000      4,246,336
   1992 Class 206-FA, AR, 6/25/18....................   3,484,000      3,371,923
   1992 Class 215-PM, 7.875%, 11/25/21...............   1,600,000      1,719,870
   1993 Class 8-SB, IO, IF, 8/25/06..................   7,577,504        341,291
   1993 Class 12-S, IO, 6.25%, 2/25/23...............   5,061,658        304,428
   1993 Class 12-SB, HB, IF, 2/25/23.................      40,022        330,074
   1993 Class 13-G, 6.00%, 6/25/20...................   2,000,000      1,978,340
   1993 Class 19-G, 5.00%, 5/25/19...................   3,265,000      3,152,864
   1993 Class 19-K, 6.50%, 6/25/19...................   3,397,321      3,403,334
   1993 Class 27-SE, IF, 8/25/23.....................   1,343,715        838,530
   1993 Class 27-F, IF, 5/25/08......................   2,500,000      2,435,143
   1993 Class 32-K, 6.00%, 3/25/23...................   1,526,327      1,488,180
   1993 Class 38-S, IO, IF, 2.755%, 11/25/22.........  13,819,062        275,207
   1993 Class 44-S, IO, IF, 4/25/23..................   8,813,109        388,931
   1993 Class 55-FA, AR, 5/25/08.....................  12,000,000     12,284,785
   1993 Class 58-J, 5.50%, 4/25/23...................     960,792        942,099
   1993 Class 94-K, 6.75%, 5/25/23...................     918,997        911,181
   1993 Class 139-SG, IF, 8/25/23....................   3,779,324      2,962,533
   1993 Class 155-LA, 6.50%, 5/25/23.................   2,642,375      2,634,772
   1993 Class 156-FA, AR, 5/25/16....................  10,578,465     10,613,130
   1993 Class 107-F, AR, 6/25/08.....................     956,087        928,423

                       See Notes to Financial Statements.

    Pegasus Funds
120
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                    DESCRIPTION                      FACE AMOUNT  MARKET VALUE
                    -----------                      ----------- --------------
   1993 Class 113-S, IO, IF, 7/25/23................ $ 6,516,552 $      388,934
   1993 Class 152-D, PO, 8/25/23....................   1,000,000        925,355
   1993 Class 155-SB, IO, IF, 9/25/23...............  13,400,056        780,379
   1993 Class 156-SD, IF, 10/25/19..................   1,250,000      1,036,490
   1993 Class 174-SB, IF, 11/25/07..................   1,510,313      1,514,498
   1993 Class 175-FE, AR, 9/25/08...................   1,000,000        973,130
   1993 Class 175-S, IF, 5/25/07....................   3,470,939      3,512,597
   1993 Class 186-SA, IF, 9/25/08...................     963,534      1,050,776
   1993 Class 187-SA, IF, 9/25/23...................     987,304      1,030,095
   1993 Class X-188A, IO, 8/25/06...................   6,134,591        359,064
   1993 Class 189-SH, IF, 3/25/22...................   2,000,000      1,873,106
   1993 Class 199-FA, AR, 10/25/23..................   8,000,000      8,067,256
   1993 Class 206-SD, IF, 11/25/23..................   1,250,000      1,277,761
   1993 Class 207-SC, IF, 11/25/23..................   3,617,105      2,992,879
   1993 Class 209-KB, 5.659%, 8/25/08...............   6,023,471      5,793,254
   1993 Class 214-L, 6.00%, 12/25/08................     787,942        770,576
   1993 Class 220-SD, IF, 11/25/13..................   2,087,684      1,746,700
   1993 Class 221-FH, AR, 12/25/08..................   2,000,000      2,057,430
   1993 Class 223-FB, AR, 12/25/23..................   7,114,174      6,966,177
   1993 Class 223-SB, IF, 12/25/23..................   3,081,707      3,040,249
   1993 Class X-225C-VO, AR, 12/25/22...............   1,600,000      1,498,299
   1993 Class XG23A-A, PO, 7/25/20..................   6,138,916      5,658,625
   1993 Class 230-FA, AR, 12/25/23..................   5,315,193      5,349,157
   1994 Class 8-G, PO, 11/25/23.....................   1,860,424      1,353,060
   1994 Class 12-FB, IF, 1/25/09....................     324,761        320,210
   1994 Class 12-SB, AR, 1/25/09....................   2,186,670      2,090,413
   1994 Class 13-ZB, 7.00%, 11/17/24................   2,728,259      2,716,958
   1994 Class 19-C, 5.00%, 1/25/24..................   2,716,138      2,614,639
   1994 Class 26-G, PO, 2/25/24.....................   2,278,569      1,696,618
   1994 Class 30-LA, 6.50%, 2/25/09.................   1,514,134      1,514,661
   1994 Class 32-S, IF, 3/25/09.....................   2,782,166      2,812,207
   1994 Class 33-FA, AR, 3/25/09....................   2,910,683      2,847,693
   1994 Class 33-F, IF, 3/25/09.....................   1,545,648      1,512,071
   1994 Class 36-SG, IO, IF, 8/25/23................   7,651,123        630,345
   1994 Class 39-F, AR, 3/25/24.....................   1,256,559      1,256,427
   1994 Class 39-S, IF, 3/25/24.....................     483,292        467,244
   1994 Class 63-T, IF, 4/25/24.....................     799,901        716,140
   1994 Class 76-FA, AR, 4/25/24....................   3,975,811      3,950,139
   1994 Class 82-SA, IO, IF, 5/25/23................  32,427,569      1,073,158
   1995 Class 13-B, 6.50%, 3/25/09..................   3,593,255      3,587,340
   1995 Class XG1C C, 8.80%, 1/25/25................   1,597,702      1,877,019
   1996 Class 7-C 6.50%, 12/25/10...................   1,000,000        978,522
   1996-20, Class L, PO, 9/25/08....................   3,165,000      2,160,546
   1996 Class 24-K, PO, 2/25/08.....................   3,775,000      2,945,519
   1996 Class 24-B, PO, 10/25/08....................   3,800,000      2,329,206
   1996 Class 27-FC, AR, 3/25/17....................   2,828,802      2,848,137
   1996 Class 46-A, 5.00%, 2/25/09..................   4,685,273      4,585,336
   1997 Class 20, IO, IF, 3/25/27...................  57,952,008      3,314,739

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            121
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                         FACE
                     DESCRIPTION                        AMOUNT    MARKET VALUE
                     -----------                      ---------- --------------
   1997 Class 20-SA, IF, 11/25/23.................... $3,054,459 $    2,288,242
   1997 Class 29-PL, IO, 7.50%, 8/18/26..............  7,875,000      3,198,605
   1997 Class 32-AP, PO, 5/25/18.....................  1,899,898      1,803,075
   1997 Class 32-CP, PO, 10/25/21....................  4,400,000      3,720,482
   1997 Class 48-FB, AR, 3/25/25.....................  4,307,326      4,315,217
   1997 Class 50-FD, AR, 4/18/27.....................  4,871,266      4,875,324
   1997 Class 59-FA, AR, 8/25/97..................... 11,957,171     11,994,932
   1997 Class 81-PI, IO, 7.00%, 11/25/97............. 24,935,355      7,321,594
   1997 Class M1-B, 7.15%, 10/17/09..................  3,750,000      3,939,825
   1992-G Class 31-W, 8.00%, 9/25/21.................  2,325,662      2,440,713
   1992-G Class 17G, HB, IF, 6/25/21.................     79,168      1,121,565
   K-2, 2.56%, IO, 11/01/08.......................... 34,256,103      2,416,667
   1997 Class F, IF, 10/15/23........................ 10,291,868     10,357,377
  Government National Mortgage Assn. Pass Thru
   Securities Guaranteed Remic Trust:
   1994 Class 4-SA, IO, IF, 10/16/22.................  5,924,414        359,274
   1996 Class 15-OB, 9.00%, 11/20/21.................  4,528,250      4,831,081
   1996 Class 26-S, IO, IF, 12/16/20................. 23,719,249      1,350,977
  Government National Mortgage Assn. Pass Thru Pool:
   #023594, 8.50%, 7/15/08...........................    313,371        335,908
   #190923, 9.00%, 12/15/16..........................    340,834        372,947
   #297628, 8.00%, 9/15/22...........................  2,642,617      2,759,075
   #313110, 7.50%, 11/15/22..........................  2,030,511      2,090,775
   #345288, 7.50%, 3/15/23...........................    644,360        663,078
                                                                 --------------
 (Cost $497,167,426)                                                521,810,031
                                                                 --------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS.........             1,006,473,897
                                                                 --------------
 (Cost $956,419,858)
ASSET BACKED -- 13.11%
  Case Equipment Loan Trust Asset Backed Ctf.:
   5.50%, 2/15/03....................................  4,712,729      4,698,167
   7.30%, 3/15/02....................................  1,559,424      1,573,474
  Chase Manhattan Grantor Trust:
   Series 95-B, 5.90%, 11/15/01......................    526,372        526,709
   Series 95-A, 6.00%, 9/17/01.......................  2,691,824      2,691,824
  Chase Manhattan Corp., Subordinated Note, 9.75%,
   11/1/01...........................................  2,000,000      2,239,184
  Chevy Chase Automobile Receivable Trust Asset
   Backed Pass Thru Ctf.:
   Series 1995-2, Class A, 5.80%, 6/15/02............    707,207        706,803
  Collateralized Mortgage Obligation Trust CMO:
   Trust 12-D, 9.50%, 2/1/17.........................    556,752        569,138
   Trust 16-Q, IF, 3/20/18...........................    312,745        339,226
  CPS Auto Trust
   Series 1997-4, Class-A1, 6.07%, 03/15/03..........  8,445,721      8,445,721
  Dayton Hudson Credit Card Master Trust Asset Backed
   Ctf.
   Series A, 6.10%, 2/25/02..........................  1,900,000      1,904,028
  First USA Credit Card Master Trust, VR, 10/15/01...  4,100,000      4,108,733
  Government National Mortgage Assn. Backed Trust I
   CMO, Class A,
   Zero Coupon, PO, 5/20/17..........................    204,083        165,101

                       See Notes to Financial Statements.

    Pegasus Funds
122

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                    DESCRIPTION                      FACE AMOUNT  MARKET VALUE
                    -----------                      ----------- --------------
  Green Tree Financial Corp. Loan Trust Asset Backed
   Ctf.:
   Series 1995-A, Class A6, 7.30%, 7/15/25.......... $ 3,000,000 $    3,156,801
   Series 1994-5, Class A2, 7.30%, 11/15/19.........   3,308,395      3,330,992
   Series 1993-4, Class A2, 5.85%, 1/15/19..........   4,485,160      4,488,030
  Merrill Lynch Trust Series 43 Class E CMO, 6.50%,
   8/27/15..........................................   4,000,000      4,006,452
  Merrill Lynch Home Equity Loan, 1992-1, Class A,
   Variable Rate, 7/15/22...........................   1,407,596      1,410,960
  Merrill Lynch MBS 144-S, 7.43%, 7/25/24...........   4,654,278      4,856,739
  Morgan Stanley Mortgage Trust CMO:
   Series 35-2, HB, IF, 4/20/21.....................       3,171        519,970
   Series 37-2, HB, IF, 7/20/21.....................       3,438        515,690
   Series 39-3, PO, 12/20/21........................     580,611        454,595
  Navistar, Class A-2, 6.55%, 11/20/01..............   1,297,581      1,301,630
  Newcourt Receivables Asset Trust
   Series 1997-1, Class-A, 6.04%, 6/20/00...........   4,250,000      4,252,210
  Olympic Automobile Receivables Trust Asset Backed
   Pass Thru Ctf.:
   Series 1996-C, Class A5, 7.00%, 3/15/04..........   3,500,000      3,587,115
   Series 1996-C, Class A4, 6.80%, 3/15/02..........   7,000,000      7,102,130
   Series 1997-A, Class-A2, 6.125%, 8/15/00.........   3,757,384      3,765,387
  ONYX Acceptance CMO Trust, 5.40%, 5/15/01.........   3,497,439      3,476,664
  ONYX Accpetance Grantor Trust Auto Loan Pass Thru
   Ctf.
   Series 1997-1, Class A5, 6.55%, 9/15/03..........   4,234,903      4,257,391
  PaineWebber CMO Trust:
   Series H-4, 8.75%, 4/1/18........................     612,962        643,313
   Series P-4, 8.50%, 8/1/19........................   2,936,893      3,130,470
  Rural Housing Trust 1987-1 Sr. Mortgage Pass Thru
   Ctf.,
   Class 3-B, 7.33%, 4/1/26.........................     847,175        864,673
  Salomon Inc. Note, 6.70%, 12/1/98.................   2,500,000      2,515,358
  Sears Credit Account Master Trust Asset Backed
   Ctf.,
   Series 1995-3, Class A, 7.00%, 10/15/04..........   1,600,000      1,637,712
  Standard Credit Card Master Trust Asset Backed
   Ctf.,
   Series 1994-2, Class A, 7.25%, 4/7/08............   1,800,000      1,904,004
  Superior Wholesale, 1996-A, Adjustable Rate,
   3/15/01..........................................   2,700,000      2,700,000
  Toyota Auto Receivables Grantor Trust, Series 95-A
   Class A, 5.85%, 3/15/01..........................     293,708        293,341
  Union Acceptance Corp.
   Series 1997-D, Class-A3, 6.26%, 2/8/02...........   1,700,000      1,698,402
  Western Financial Asset Backed Pass Thru Ctf.:
   Series 1994-4, Class-A1, 7.10%, 1/1/00...........   2,929,244      2,946,731
   Series 1996-A, Class-A3, 6.05%, 6/1/00...........   3,127,725      3,131,916
   Series 1997-C, Class-A2, 5.95%, 6/20/00..........   4,000,000      3,996,929
   Series 1997-B, Class-A2, 6.05%, 7/20/00..........  10,594,928     10,604,597
   Series 1996-D, Class-A3, 6.05%, 7/20/01..........   7,000,000      7,012,713
   Series 1997-B, Class A3, 6.30%, 7/20/01..........   6,000,000      6,039,562
   Series 1996-C, Class A4, 6.80%, 12/20/03.........   4,150,000      4,210,881
   Series 1997-D, Class-A2, 6.20%, 12/1/10..........  13,500,000     13,506,345
  World Omni Automobile LSE SEC Trust, Series 95-5
   Class A, 6.05%, 11/25/01.........................   4,260,415      4,259,052

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            123
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                    DESCRIPTION                      FACE AMOUNT  MARKET VALUE
                    -----------                      ----------- --------------
  World Omni Asset Backed Pass Thru Ctf.:
   Series 1997-A, Class A4, 6.90%, 6/25/03.......... $ 4,600,000 $    4,666,102
   Series 1997-B, Class-A1, 6.07%, 11/25/03.........   6,000,000      6,000,000
                                                                 --------------
TOTAL ASSET BACKED..................................                160,212,965
                                                                 --------------
 (Cost $157,539,721)
CORPORATE BONDS AND NOTES -- 1.71%
 Finance -- .79%
  ABN Amro Bank NV, 7.25%, 5/31/05..................   2,000,000      2,104,214
  Associates Corp. of North America:
   9.125%, 4/1/00...................................   2,350,000      2,493,771
   8.15%, 8/1/09....................................   3,085,000      3,447,919
  American Re Corp., Series B, 7.45%, 12/15/26......   1,500,000      1,617,360
                                                                 --------------
 (Cost $9,234,066)                                                    9,663,264
                                                                 --------------
 Industrial -- 0.84%
  Boeing Co., 7.95%, 8/15/24........................   1,730,000      2,051,330
  Dayton Hudson Co., 7.875%, 6/15/23................   1,800,000      1,912,745
  General Motors Corp., 8.80%, 3/1/21...............   2,695,000      3,290,999
  Monsanto Co., 8.20%, 4/15/25......................   1,500,000      1,642,746
  Nippon T&T, 9.50%, 7/27/98........................   1,355,000      1,382,005
                                                                 --------------
 (Cost $9,048,931)                                                   10,279,825
                                                                 --------------
 Public Utility -- 0.08%
  West Texas Utilities, 6.375%, 10/1/05.............   1,000,000      1,003,653
                                                                 --------------
 (Cost $993,652)                                                      1,003,653
                                                                 --------------
TOTAL CORPORATE BONDS AND NOTES.....................                 20,946,742
                                                                 --------------
 (Cost $19,276,649)
FOREIGN -- 1.41%
 African Development Bank Note, 9.30%, 7/1/00.......   1,572,000      1,686,001
 Kingdom of Belgium Put Euro Dollar, 9.20%, 6/28/00.   2,000,000      2,485,000
 Metropolis of Tokyo, 8.70%, 10/5/99................   2,250,000      2,351,655
 National Australia Bank Ltd, 9.70%, 10/15/98.......     800,000        822,192
 Province of Ontario Eurobond, 7.375%, 1/27/03......   4,400,000      4,625,100
 Province of Quebec, 9.125%, 8/22/01................   2,515,000      2,728,775
 Quebec Province of Canada, 6.50%, 1/17/06..........   2,500,000      2,508,650
                                                                 --------------
TOTAL FOREIGN.......................................                 17,207,373
                                                                 --------------
 (Cost $16,578,213)
TOTAL INVESTMENTS...................................             $1,222,578,317
                                                                 ==============
 (Cost $1,167,551,781)


                       See Notes to Financial Statements.

    Pegasus Funds
124
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------
                       NOTES TO PORTFOLIO OF INVESTMENTS
(a) The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. Descriptions of certain collateralized mortgage obligations are as follows:

  Adjustable Rate (AR)

  Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

  Interest Only (IO) represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayments or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

  High Coupon Bonds (HB) (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the REMIC Trust and allocating them to the small principal of the HB class.

  Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

(b) Based upon estimated future cash flows, income is currently not being recognized on certain IO, HB, and CMO securities with an aggregate market value of $1,205,997. The book cost of certain IO and HB securities include a write down in the amount of $5,725,668 taken during 1993 to properly state the net realizable value of the securities. The write down results in a lower cost investments than the tax cost disclosed in Note 4 in Notes to Financial Statements.

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            125
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS)
December 31, 1997

--------------------------------------------------------------------------------

                      DESCRIPTION                       FACE AMOUNT MARKET VALUE
                      -----------                       ----------- ------------
TEMPORARY CASH INVESTMENT -- 0.34%
  Pegasus Cash Management Fund Class I (in shares).....     799,225 $    799,225
                                                                    ------------
 (Cost $799,225)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 64.86%
 U.S. Treasury Securities -- 49.74%
  Strip from U.S. Treasury Note Principal due:
   9.25%, 8/15/98...................................... $   500,000      483,165
  U.S. Treasury Notes:
   5.50%, 11/15/98.....................................   4,400,000    4,395,204
   5.625%, 11/30/98....................................  10,335,000   10,335,000
   8.875%, 2/15/99.....................................   1,000,000    1,034,530
   7.00%, 4/15/99......................................   1,000,000    1,016,560
   6.375%, 4/30/99.....................................  22,645,000   22,850,163
   6.375%, 5/15/99 (Series X-1999).....................   6,000,000    6,055,320
   6.25%, 5/31/99......................................   3,000,000    3,023,910
   6.75%, 5/31/99......................................   2,200,000    2,232,318
   6.875%, 7/31/99.....................................   1,000,000    1,017,810
   5.875%, 8/31/99.....................................   6,300,000    6,319,656
   6.875%, 8/31/99.....................................   2,000,000    2,037,500
   7.125%, 9/30/99.....................................   1,000,000    1,023,750
   7.50%, 10/31/99.....................................   4,035,000    4,159,843
   7.875%, 11/15/99....................................   1,000,000    1,038,440
   7.75%, 11/30/99.....................................   4,750,000    4,925,893
   7.75%, 12/31/99.....................................   1,000,000    1,038,910
   7.75%, 1/31/00......................................   9,100,000    9,464,000
   8.50%, 2/15/00......................................     960,000    1,013,395
   7.125%, 2/29/00.....................................   7,000,000    7,202,370
   6.875%, 3/31/00.....................................     500,000      512,345
   6.75%, 4/30/00......................................   1,700,000    1,738,777
   6.25%, 4/30/01......................................  17,200,000   17,468,664
   6.625%, 6/30/01.....................................   2,000,000    2,055,320
   7.875%, 8/15/01.....................................     900,000      962,154
   6.25%, 10/31/01.....................................   1,500,000    1,525,545
   7.50%, 11/15/01.....................................   3,000,000    3,180,480
                                                                    ------------
 (Cost $117,644,279)                                                 118,111,022
                                                                    ------------
 Agency Obligations -- 15.12%
  Federal Home Loan Mortgage Corp. Gtd. Multi-Class
   Mortgage Participation Ctfs.:
   Series GI98, 4.83%, 09/21/98........................     500,000      496,015
   Series 2 Class Z, 9.30%, 3/15/19....................     883,568      939,634
   Series 10 Class D, 10.00%, 7/15/18..................      33,710       33,772
   Series 11 Class C, 9.50%, 4/15/19...................     277,499      285,198
   Series 26 Class F, 9.50%, 2/15/20...................   1,147,453    1,224,999
   Series 81 Class A, 8.125%, 11/15/20.................     299,896      312,738
   Series 85 Class C, 8.60%, 1/15/21...................     686,812      717,942
   Series 99 Class Z, 9.50%, 1/15/21...................     671,008      718,027
   Series 192 Class H, 9.00%, 7/15/21..................     139,841      141,239
   Series 1045 Class G, HB, 1066.208%, 2/15/21.........     162,116       50,562

                       See Notes to Financial Statements.

    Pegasus Funds
126

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
   Series 1096 Class D, 7.00%, 6/15/20................ $   105,551 $    105,545
   Series 1424 Class F, IF, 11/15/22..................     898,642      871,897
   Series 1477 Class F, 6.65%, 5/15/18................     300,000      304,050
   Series 1490 Class PE, 5.75%, 7/15/06...............     250,000      249,500
   Series 1497 Class CC, 5.50%, 7/15/14...............   1,000,000      998,360
   Series 1541 Class E, 6.00%, 12/15/16...............     500,000      500,030
   Series 1541 Class EA, 4.00%, 12/15/16..............   1,000,000      971,020
   Series 1552 Class F, 6.00%, 6/15/19................     553,000      550,340
   Series 1555 Class PK, 7.00%, 7/15/07...............   2,000,000    2,030,122
   Series 1559 Class VF, 6.25%, 2/15/20...............     500,000      501,650
   Series 1560 Class X, AR, 6.00%, 11/15/16...........     972,068      970,639
   Series 1561 Class EA, IF, 6/15/07..................     500,000      502,745
   Series 1570 Class D, PO, 7/15/20...................     202,359      191,170
   Series 1578 Class C, 5.50%, 11/15/12...............      42,963       42,920
   Series 1606 Class G, 5.75%, 1/15/08................     260,000      256,805
   Series 1614 Class G, 5.80%, 2/15/19................   1,100,000    1,095,325
   Series 1669 Class C, 5.10%, 8/15/12................     145,669      145,473
   Series 1671 Class D, 5.75%, 11/15/16...............     250,000      249,790
   Series 1698 Class PE, 6.00%, 11/15/05..............     250,000      249,873
   Series 1727 Class E, 6.50%, 4/15/18................   1,000,000    1,009,050
   Series 1807 Class G, 9.00%, 1/1/06.................     637,306      677,717
  Federal National Mortgage Assn. Mortgage Backed
   Securities
   Stripped Trust 268, Class 2, IO, 9.00%, 12/25/21...     183,651       49,901
  Federal National Mortgage Assn. Pass Thru
   Securities:
   Pool #070226, AR, 1/1/19...........................     282,436      279,259
   Pool #111366, AR, 8/1/19...........................     299,334      315,190
   Pool #116612, AR, 3/1/19...........................     634,416      663,249
  Federal National Mortgage Assn. Pass Thru Securities
   Gtd. Remic Trust:
   1994-23 Class PJ, 6.00%, 1/25/02...................     250,000      249,215
   1997 32C, Class GP, PO, 10/25/21...................     700,000      591,895
   1997 Class A-MI, IF, 1/17/03.......................     349,410      352,977
   1988 Class 7-Z, 9.25%, 4/25/18.....................     563,360      600,766
   1988 Class 15-A, 9.00%, 6/25/18....................     116,129      122,905
   1988 Class 16-B, 9.50%, 6/25/18....................     720,040      773,447
   1988 Class 17-B, 9.40%, 10/25/17...................      20,701       21,046
   1989 Class 27-D, 10.00%, 1/25/16...................      30,136       30,287
   1989 Class 31-D, 9.15%, 8/25/18....................      83,144       83,698
   1989 Class 73-C, PO, 10/25/19......................     159,747      143,503
   1990 Class 77-C, 9.00%, 7/25/19....................     178,009      183,068
   1991 Class 41-O, 9.00%, 8/25/06....................     375,000      383,676
   1991 Class 56-K, 8.60%, 2/25/20....................     435,462      439,071
   1992 Class 13-S, HB, IF, 1/25/99...................     246,742       12,446
   1992 Class 137-BA, 3.50%, 1/25/17..................     159,292      155,293
   1993 Class 93-E, 6.25%, 4/25/07....................     175,000      175,609
   1993 Class 85-PD, 5.50%, 7/25/03...................     143,202      142,795
   1993 Class 86-E, 6.00%, 1/25/07....................   1,425,000    1,423,760
   1993 Class 26-PE, 5.90%, 7/25/15...................     500,000      498,645

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            127
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
   1993 Class 107-D, 6.50%, 12/25/06.................. $   900,000 $    910,815
   1994 Class 17-E, 6.00%, 2/25/07....................     425,000      423,954
   1994 Class 15-E, 5.50%, 2/25/19....................     650,000      642,168
   1994 Class 32-PB, 5.50%, 3/25/03...................     811,322      809,253
   1994 Class 12-PD, 5.50%, 7/25/04...................   1,000,000      996,810
   1995 Class PK, 6.35%, 3/15/11......................   1,364,397    1,371,124
   1997 Class 13-PA, 6.00%, 1/16/20...................   4,653,674    4,656,793
  Federal National Mortgage Assn. Debenture, 4.70%,
   9/10/98............................................   1,000,000      993,346
                                                                   ------------
 (Cost $35,653,692)                                                  35,890,111
                                                                   ------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS..........              154,001,133
                                                                   ------------
 (Cost $153,297,971)
ASSET BACKED SECURITIES -- 17.58%
  Case Equipment Loan Trust Asset Backed Pass Thru
   Ctf.,
   Series 1994-C, Class A2, 8.10%, 6/15/01............     403,583      408,494
  Case Equipment Loan Trust Asset Backed Pass Thru
   Ctf.,
   Series 1995-A, Class A, 7.30%, 3/15/02.............     271,042      273,484
  Chase Credit Card Trust Asset Backed Pass Thru Ctf.,
   Series 1997-2, Class A, 6.30%, 4/15/03.............   1,880,000    1,896,751
  Chase Manhattan Auto Owner Trust Asset Backed Pass
   Thru Ctf., Series 1997-A, Class A, 6.50%, 12/17/01.     375,000      379,586
  Chevy Chase Auto Receivable Trust Asset Backed Pass
   Thru Ctf.,
   Series 1997-3, Class A, 6.20%, 3/20/04.............     933,169      935,755
  Chrysler Financial Corp., 5.625%, 1/15/99...........     900,000      897,797
  Citicorp Mortgage Securities, Inc. Remic Pass Thru
   Ctf.,
   Series 89-16, Class A-1, AR, 4/1/19................     217,952      214,783
  Collateralized Mortgage Obligations Trust CMO, Trust
   12,
   Series 12, Class D, 9.50%, 2/1/17..................     139,188      142,285
  Ford Credit Auto Owner Trust Asset Backed Pass Thru
   Ctf.,
   Series 1996-A, Class A4, 6.75%, 9/15/00............     607,000      613,835
  Ford Credit Grantor Trust Asset Backed Ctf., Series
   1994-B, Class A,
   7.30%, 10/15/99....................................   1,771,652    1,779,784
  Green Tree Collateralized Mortgage Obligation,
   Series 1997-3, Class A2,
   6.49%, 7/15/28.....................................   3,000,000    3,006,540
  Key Auto Finance Trust Asset Backed Pass Thru Ctf.,
   5.85%, 3/15/03.....................................     507,813      507,900
  MBNA Master Credit Card Trust Asset Backed Ctf.,
   Trust 93-3,
   Series 1993-3, Class-A, 5.40%, 9/15/00.............     790,000      786,066
  Merrill Lynch Home Equity Loan Asset Backed Pass
   Thru Ctf.,
   Series 1992-1, Class A, IF, 7/15/22................     469,198      470,320
  Morgan Stanley Mortgage Trust,
   CMO, Series 38-4, PO, 11/20/21.....................      72,642       56,388
  Navistar Financial Corp. Owner Trust Asset Backed
   Pass Thru Ctf.,
   Series 1995-1, Class A2, 6.55%, 11/20/01...........     833,335      835,936
  Newcourt Receivables Trust Asset Backed Pass Thru
   Ctf.,
   Series 1997-1, Class A, 6.04%, 6/20/00.............   1,000,000    1,000,520
  Olympic Automobile Rec. Trust Asset Backed Pass Thru
   Ctf.,
   Series 1996-D Class A3, 5.95%, 6/15/01.............   1,200,000    1,200,216

                       See Notes to Financial Statements.

    Pegasus Funds
128
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
  Olympic Automobile Rec. Trust Asset Backed Pass Thru
   Ctf.,
   Series 1996-C Class A2, 6.30%, 01/15/00............ $   179,973 $    180,362
  Olympic Automobile Rec. Trust Asset Backed Pass Thru
   Ctf.,
   Series 1996-C Class A5, 7.00%, 03/15/04............   1,150,000    1,178,624
  Olympic Automobile Rec. Trust Asset Backed Pass Thru
   Ctf.,
   Series 1996-B Class A4, 6.70%, 03/15/02............   1,750,000    1,770,160
  Olympic Automobile Rec. Trust Asset Backed Pass Thru
   Ctf.,
   Series 1996-C Class A4, 6.80%, 03/15/02............     970,702      984,864
  Olympic Automobile Rec. Trust Asset Backed Pass Thru
   Ctf.,
   Series 1996-B Class A3, 6.5%, 12/15/00.............   1,000,000    1,004,060
  Olympic Automobile Rec. Trust Asset Backed Pass Thru
   Ctf.,
   Series 1997-A Class A4, 6.625%, 12/15/02...........     670,000      678,227
  Olympic Automobile Rec. Trust Asset Backed Pass Thru
   Ctf.,
   Series 1995-C Class A2, 6.2%, 1/15/02..............     720,056      722,050
  Ryland Acceptance Corp. Four, CMO,
   Series 78, Class 78-B, 9.55%, 3/1/16...............     196,263      199,840
  Sears Credit Account Master Trust Class A,
   6.25%, 1/15/03.....................................   2,200,000    2,206,798
  Standard Credit Card Master Trust Asset Backed Ctf.,
   Series 1991-6, Class A, 7.875%, 1/07/00............   2,725,000    2,768,273
  Standard Credit Card Master Trust Asset Backed Ctf.,
   Series 1993-3, Class A, 5.50%, 2/07/00.............   1,900,000    1,891,260
  Standard Credit Card Master Trust Asset Backed Ctf.,
   Series 1995-10, Class A, 5.90%, 2/07/01............     450,000      449,293
  Standard Credit Card Trust, Series 1991-3,
   Participation Ctf.,
   Class A, 8.875%, 9/7/99............................   3,090,000    3,139,904
  Western Financial Grantor Trust Asset Backed Pass
   Thru Ctf.,
   Series 1995-2 Class A1, 7.1%, 7/01/00..............   1,184,962    1,194,561
  Western Financial Owner Trust Asset Backed Pass Thru
   Ctf.,
   Series 1996-B, Class A4, 6.95%, 11/20/03...........   2,040,000    2,074,007
  Western Financial Asset Backed Pass Thru Ctf.,
   Series 1996-C, Class A4, 6.80%, 12/20/03...........   4,000,000    4,058,680
  Western Financial Grantor Trust Auto Receivable Pass
   Thru Ctf:
   1993-3, Class A1, 4.60%, 4/1/99....................     110,391      110,050
   1994-3, Class A, 6.65%, 12/1/99....................     154,155      155,011
  WFS Financial Owner Trust Asset Backed Pass Thru
   Ctf.,
   Series 1997-D, Class A2, 6.20%, 12/1/10............     500,000      500,235
  World Omni Automobile LSE SEC Trust Asset Backed
   Pass Thru Ctf.,
   Series 1995-A, Class A, 6.05%, 11/25/01............   1,065,104    1,064,763
                                                                   ------------
TOTAL ASSET BACKED SECURITIES.........................               41,737,462
                                                                   ------------
 (Cost $41,502,290)
CORPORATE BONDS AND NOTES -- 17.22%
 Finance -- 15.16%
  Associates Corp. of North America
   Put Note 9.125%, 4/1/00............................   1,204,000    1,277,660
   6.625%, 5/15/01....................................   1,015,000    1,028,156
  American Express Credit Corp
   7.375%, 2/01/99....................................     295,000      299,289

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS SHORT BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                            FACE      MARKET
                      DESCRIPTION                          AMOUNT      VALUE
                      -----------                          ------     ------
  Association Corp of North America Medium Term Note
   8.50%, 01/10/00...................................... $  650,000 $   678,952
   7.55%, 08/23/01......................................    250,000     260,333
  Association Corp of North America
   5.25%, 09/01/98......................................    675,000     672,003
   5.25%, 3/30/00.......................................  2,654,000   2,607,446
   8.25%, 12/01/99......................................  3,240,000   3,365,712
  Association Corp of North America Medium Term Note
   Series G,
   5.49%, 01/28/99......................................    270,000     268,438
  Association Corp of North America Medium Term Note
   Tranche #00455,
   7.48%, 07/27/02......................................    300,000     313,945
  Association Corp of North America Senior Term Note
   6.25%, 9/15/00.......................................  1,090,000   1,093,357
  Beneficial Finance Corp. Medium Term Note:
   7.34%, 11/26/99 (Tranche #TR00659)...................    200,000     204,022
   8.90%, 7/27/98.......................................    500,000     508,058
  Du Pont E I De Nemours & Co.
   9.15%, 4/15/00.......................................    825,000     879,897
  Ford Holdings Inc.,
   9.25%, 3/1/00........................................  4,015,000   4,273,417
  Ford Motor Credit Co.:
   7.25%, 5/15/99.......................................  1,675,000   1,700,170
   8.00%, 01/15/99......................................  1,170,000   1,192,053
   8.875%, 06/15/99.....................................  1,460,000   1,515,477
   9.50%, 4/15/00.......................................  1,015,000   1,086,008
  Ford Motor Credit Co. Medium Term Note,
   Tranche #00281, 7.47%, 7/29/99.......................  1,000,000   1,022,188
   Tranche #00442, 7.59%, 4/6/00........................    300,000     309,668
  General Motors Acceptance Corp.
   8.625%, 06/15/99.....................................  1,804,000   1,868,931
  General Motors Acceptance Corp. Medium Term Note
   6.04%, 3/19/99.......................................  2,000,000   1,999,002
  Golden Sachs Group, Private Placement Note 144A,
   6.20%, 02/15/01......................................  1,500,000   1,490,292
  Lehman Brothers Holdings Inc.,
   5.75%, 02/15/98......................................    550,000     549,773
  Lehman Brothers Incorporation Senior Note
   10.0%, 5/15/99.......................................  1,790,000   1,877,703
   8.875%, 11/01/98.....................................    461,000     470,843
  Norwest Corporation Senior Note
   6.0%, 3/15/00........................................    430,000     430,353
  Union Acceptance Corp. Asset Backed Pass Thru Ctf.,
   Series 1997-D, Class A3, 6.26%, 2/08/02..............  1,750,000   1,748,355
  WFS Financial Owner Trust
   Series 1996-D, Class A3, 6.05%, 7/20/01..............  1,000,000   1,001,816
                                                                    -----------
 (Cost $36,407,130)                                                  35,993,317
                                                                    -----------

                       See Notes to Financial Statements.

    Pegasus Funds
130
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                           FACE
                      DESCRIPTION                         AMOUNT   MARKET VALUE
                      -----------                         ------   ------------
 Industrial -- 1.06%
  KFW International,
   9.375%, 07/15/98.................................... $  900,000 $    918,577
  Nippon Telephone & Telegraph Corp.
   9.5%, 07/27/98......................................    950,000      968,933
  Texaco Capital, Corp., Guaranteed Note
   9.00%, 12/15/99.....................................    600,000      633,209
                                                                   ------------
 (Cost $1,944,134)                                                    2,520,719
                                                                   ------------
 Foreign -- 1.00%
  National Australia Bank LTD
   9.70%, 10/15/98.....................................  2,320,000    2,384,357
                                                                   ------------
 (Cost $2,383,252)
TOTAL CORPORATE BONDS AND NOTES........................              40,898,393
                                                                   ------------
 (Cost $40,734,516)
TOTAL INVESTMENTS......................................            $237,436,213
                                                                   ============
 (Cost $236,334,002)

                       NOTES TO PORTFOLIO OF INVESTMENTS

 (a) The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. Descriptions of certain collateralized mortgage obligations are as follows:

 Adjustable Rate (AR)
 Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.
 Interest Only (IO) represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayments or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
 High Coupon Bonds (HB) (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's, the owner also has a right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the REMIC Trust and allocating them to the small principal of the HB class.
 Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

                       See Notes to Financial Statements.

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                                                           FACE
                      DESCRIPTION                         AMOUNT   MARKET VALUE
                      -----------                         ------   ------------
TEMPORARY CASH INVESTMENT -- 1.00%
 Pegasus Cash Management Fund Class I (in shares)......  1,017,905 $  1,017,905
                                                                   ------------
 (Cost $1,017,905)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 25.38%
 U.S. Treasury Securities -- 24.40%
  U.S. Treasury Bonds:
   12.75%, 11/15/10.................................... $6,900,000    9,848,646
   8.125%, 5/15/21.....................................  5,770,000    7,271,123
  U.S. Treasury Notes:
   7.75%, 1/31/00......................................  1,550,000    1,612,000
   8.50%, 2/15/00......................................  3,310,000    3,494,102
   Inflation Protection Security, 3.375%, 1/15/07......  2,651,714    2,582,107
                                                                   ------------
 (Cost $23,521,712)                                                  24,807,978
                                                                   ------------
 Agency Obligations -- 0.98%
  Federal Home Loan Mortgage Corp. Gtd. Multi-Class
   Mortgage Participation Ctfs.:
   Series 1552 Class HB, 6.50%, 11/15/22...............    210,000      212,171
   Series 1552 Class QH, 6.00%, 8/15/23................    335,000      326,074
  Federal National Mortgage Assn. Pass Thru Securities
   Guaranteed Remic Trust:
   Series 1993-70 Class D, 6.90%, 12/25/03.............    260,926      265,505
   Series X-225C Class PD, 5.70%, 6/25/17..............    200,000      198,931
                                                                   ------------
 (Cost $982,321)                                                      1,002,681
                                                                   ------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS...........              25,810,659
                                                                   ------------
 (Cost $24,504,033)
ASSET BACKED SECURITIES -- 24.07%
  Advanta Mortgage Loan Trust Asset Backed Ctf.,
   Series 1994-3, Class A2, 7.60%, 7/25/10.............  1,459,688    1,465,833
  Chemical Master Credit Card Trust 1 Asset Backed
   Ctf.,
   Series 1995-3, Class A, 6.23%, 8/15/02..............  2,500,000    2,512,425
  Chevy Chase Auto Receivable Trust Asset Backed Pass
   Thru Ctf.,
   Series 1995-2, Class A, 5.80%, 6/15/02..............  1,060,810    1,060,206
  Dayton Hudson Credit Card Master Trust Asset Backed
   Ctf.,
   Series 1995-1, Class A, 6.10%, 2/25/02..............  2,500,000    2,505,300
  Green Tree Financial Corp. Asset Backed Pass Thru
   Ctf.,
   Series 1994-B1, Class A1, 7.15%, 7/15/14............    380,878      386,596
  MBNA Master Credit Card Trust 94-C Asset Backed Pass
   Thru Ctf.,
   Series 1994-C, Class A, Floating Rate, 3/15/04......  1,655,000    1,666,337
  Olympic Automobile Receivables Trust Asset Backed
   Pass Thru Ctf.
   Series 1995-D, Class A5, 6.15%, 7/15/01.............  2,300,000    2,306,302
   Series 1996-C, Class A5, 7.00%, 3/15/04.............  3,000,000    3,074,670
  PNC Student Loan Trust Asset Backed Pass Thru Ctf.
   Series 1997-2, Class A6, 6.572%, 1/25/04............    200,000      205,250
  Security Pacific Acceptance Corp. Asset Backed Pass
   Thru Ctf.,
   Series 1995-1, Class A3, 7.25%, 4/10/20.............  2,000,000    2,079,752

                       See Notes to Financial Statements.

    Pegasus Funds
132

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                           FACE
                      DESCRIPTION                         AMOUNT   MARKET VALUE
                      -----------                         ------   ------------
  Standard Credit Card Trust Participation Ctfs.,
   Series 1991-3, Class A, 8.875%, 9/7/99.............. $3,100,000 $  3,150,064
  Western Financial Asset Backed Pass Thru Ctf.,
   Series 1996-C, Class A4, 6.80%, 12/20/03............  4,000,000    4,058,680
                                                                   ------------
TOTAL ASSET BACKED SECURITIES..........................              24,471,415
                                                                   ------------
 (Cost $24,186,545)
CORPORATE BONDS AND NOTES -- 49.55%
 Finance -- 33.66%
  ABN AMRO Bank N.V., 7.25%, 5/31/05...................  4,800,000    5,050,114
  American RE Corporation Debenture, 7.45%, 12/15/26...  6,000,000    6,469,440
  General Electric Capital Corp., 8.85%, 4/1/05........  3,500,000    4,028,280
  Goldman Sachs Group LP, Note 144A, 6.10%, 4/15/98....  3,000,000    2,998,578
  Grand Metro Investment Corp. Put Guaranteed Note,
   7.45%, 4/15/35......................................  4,500,000    4,935,028
  Mellon Financial Corp. Note, 7.625%, 11/15/99........  2,310,000    2,374,726
  Norwest Corp., Senior Medium Term Note, 7.75%,
   3/1/02..............................................  1,500,000    1,582,333
  Salomon Incorporated, 6.70%, 12/1/98.................  3,700,000    3,722,729
  Societe General Estate, LLC, Bond,
   Series 144A, Perpetual Maturity, 7.64%, 9/30/07.....  3,055,000    3,066,918
                                                                   ------------
 (Cost $32,778,764)                                                  34,228,146
                                                                   ------------
 Industrial -- 3.03%
  Beckman Instruments, Debenture 7.05%, 6/1/26.........  3,000,000    3,083,799
                                                                   ------------
 (Cost $2,990,986)
 Public Utility --12.86%
  Bell Telephone Co. Pennsylvania, 8.35%, 12/15/30.....  4,000,000    5,085,486
  National Rural Utilities Coop Financial Corp., 6.75%,
   9/1/01..............................................  4,290,000    4,389,103
  US West Capital Funding Inc., Discrete Put, 6.95%,
   1/15/37.............................................  2,500,000    2,593,017
  West Texas Utilities First Mortgage, 6.375%, 10/1/05.  1,000,000    1,003,653
                                                                   ------------
 (Cost $12,360,135)                                                  13,071,259
                                                                   ------------
TOTAL CORPORATE BONDS AND NOTES........................              50,383,204
                                                                   ------------
 (Cost $48,129,885)
TOTAL INVESTMENTS......................................            $101,683,183
                                                                   ============
 (Cost $97,838,368)

                       See Notes to Financial Statements.

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT  MARKET VALUE
                     -----------                       -----------  ------------
TEMPORARY CASH INVESTMENT -- 5.00%
 Pegasus Cash Management Fund Class I................ $   4,294,285 $ 4,294,285
                                                                    -----------
 (Cost $4,294,285)
                                                         PAR (A)
                                                      -------------
FOREIGN BONDS -- 92.67%
 ARGENTINA -- 1.28%
 Republic of Argentina, 11.375%, 01/30/17.........USD     1,000,000   1,096,875
                                                                    -----------
 AUSTRALIA -- 2.22%
 Australia (Commonwealth), 9%, 09/15/04..............     2,500,000   1,906,939
                                                                    -----------
 AUSTRIA -- 1.09%
 Republic of Austria, 6%, 04/01/98...................       600,000     335,031
 Republic of Austria, 7%, 01/20/03...................     7,000,000     600,632
                                                                    -----------
                                                                        935,663
                                                                    -----------
 BELGIUM -- 1.89%
 Belgium Government, Series 19, 6.50%, 03/31/05......    56,000,000   1,626,045
                                                                    -----------
 BRAZIL -- 3.29%
 Federal Republic of Brazil, 10.125%, 05/15/27....USD     3,000,000   2,823,750
                                                                    -----------
 CANADA -- 5.94%
 Canada Government, 10.75%, 03/15/98.................       500,000     354,443
 Canada Government, 6.50%, 06/01/04..................     3,800,000   2,800,996
 Ontario Hydro 8.625% 02/06/02.......................     2,500,000   1,945,117
                                                                    -----------
                                                                      5,100,556
                                                                    -----------
 DENMARK -- 1.66%
 Kingdom of Denmark, 9%, 11/15/98....................     2,000,000     303,394
 Kingdom of Denmark, 7%, 11/15/07....................     7,000,000   1,122,297
                                                                    -----------
                                                                      1,425,691
                                                                    -----------
 FINLAND -- 2.36%
 Republic of Finland, 5.50%, 02/09/01.............DEM     2,000,000   1,138,460
 Republic of Finland, 6%, 01/29/02................JPY    30,000,000     275,436
 Republic of Finland, 7.25%, 04/18/06................     3,000,000     616,930
                                                                    -----------
                                                                      2,030,826
                                                                    -----------
 FRANCE -- 9.64%
 Government of France, 5.75%, 03/12/01...............    10,000,000   1,721,448
 Government of France, 5.50%, 04/25/04...............    20,100,000   3,434,052
 Government of France, 5.50%, 05/24/07...............    12,000,000   2,024,648
 Government of France, 6.50%, 04/25/11...............     6,000,000   1,089,619
                                                                    -----------
                                                                      8,269,767
                                                                    -----------

                       See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                    DESCRIPTION                         PAR (A)    MARKET VALUE
                    -----------                      ------------- ------------
 GERMANY -- 10.81%
 Deutsche Bundespost, 5.75%, 04/02/01...............     5,500,000 $ 3,159,213
 Deutsche Bundespost, 7.50%, 08/02/04...............       600,000     375,742
 Federal Republic of Germany, 9%, 10/20/00..........       600,000     372,638
 Federal Republic of Germany, 6.5%, 07/15/03........     4,600,000   2,748,933
 Federal Republic of Germany, 6%, 01/05/06..........     4,500,000   2,626,606
                                                                   -----------
                                                                     9,283,132
                                                                   -----------
 INTERNATIONAL -- 10.39%
 Asian Development Bank, 3.125%, 06/29/05........JPY   300,000,000   2,517,861
 Asian Development Bank, 5%, 02/05/03............JPY    40,000,000     361,864
 Council of Europe, 6.875%, 03/05/01.............JPY    30,000,000     273,129
 European Investment Bank, 8%, 06/10/03..........GBP     1,300,000   2,253,996
 Inter-American Development Bank, 2.25%,
  02/05/02.......................................JPY   400,000,000   3,201,404
 Inter-American Development Bank, 7.25%,
  05/15/00.......................................JPY    35,000,000     309,565
                                                                   -----------
                                                                     8,917,819
                                                                   -----------
 ITALY -- 8.76%
 Italian Government, 8.50%, 01/01/99................ 5,500,000,000   3,211,969
 Italian Government, 9.50%, 02/01/06................ 3,500,000,000   2,478,710
 Italian Government, 6.75%, 02/01/07................ 3,000,000,000   1,839,201
                                                                   -----------
                                                                     7,529,880
                                                                   -----------
 JAPAN -- 11.87%
 Export-Import Bank Japan, 4.375%, 10/01/03.........    30,000,000     267,360
 Export-Import Bank Japan, 2.875%, 07/28/05.........   400,000,000   3,320,615
 Government of Japan, 4.50%, 12/20/04...............    40,000,000     365,848
 International Bank of Reconstruction & Development,
  5.25%, 03/20/02...................................   100,000,000     899,854
 International Bank of Reconstruction & Development,
  4.75%, 12/20/04...................................   200,000,000   1,856,430
 Japan Development Bank, 6.50%, 09/20/01............    35,000,000     322,520
 Nippon Telephone & Telegraph, 2.50%, 07/25/07......   400,000,000   3,168,717
                                                                   -----------
                                                                    10,201,344
                                                                   -----------
 NETHERLANDS -- 3.56%
 Netherland Government, 5.75%, 01/15/04.............     6,000,000   3,061,818
                                                                   -----------
 NEW ZEALAND -- 2.11%
 New Zealand Government, 8%, 04/15/04...............     3,000,000   1,814,669
                                                                   -----------
 RUSSIA -- 3.23%
 Russia Ministry of Finance, 10%, 06/26/07..........     3,000,000   2,778,750
                                                                   -----------
 SPAIN -- 3.23%
 Spanish Government, 8%, 05/30/04...................   370,000,000   2,775,933
                                                                   -----------
 SOUTH AFRICA -- 1.22%
 Republic of South Africa, 9.625%, 12/15/99......USD     1,000,000   1,048,750
                                                                   -----------
 SWEDEN -- 1.51%
 Swedish Government, 8%, 08/15/07...................     9,000,000   1,301,333
                                                                   -----------

                       See Notes to Financial Statements.

                                                                Pegasus Funds
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PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                       DESCRIPTION                         PAR (A)  MARKET VALUE
                       -----------                        --------- ------------
 UNITED KINGDOM -- 6.61%
 Exchequer 12.25% 03/26/99...............................   250,000 $   436,417
 United Kingdom Treasury, 7%, Stock 2001................. 2,000,000   3,329,883
 United Kingdom Treasury, 8%, Stock 2013................. 1,000,000   1,916,380
                                                                    -----------
                                                                      5,682,680
                                                                    -----------
TOTAL FOREIGN BONDS......................................            79,612,220
                                                                    -----------
 (COST $84,413,963)
U.S. GOVERNMENT OBLIGATION -- 2.33%
 United States Treasury Note, 5.75%, 09/30/99............ 2,000,000   2,003,127
                                                                    -----------
 (COST $1,998,422)
TOTAL INVESTMENTS........................................           $85,909,632
                                                                    ===========
 (COST $90,706,670)

(a) In local currencies unless otherwise noted.

CURRENCY ABBREVIATIONS

  DEM German Deutschemark
  GBP United Kingdom Pound Sterling
  JPY Japanese Yen
  USD United States Dollar

                       See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                                                            FACE      MARKET
                      DESCRIPTION                          AMOUNT      VALUE
                      -----------                          ------     ------
TEMPORARY CASH INVESTMENT -- 3.41%
 Pegasus Cash Management Fund Class I (in shares).......  1,670,219 $ 1,670,219
                                                                    -----------
 (Cost $1,670,219)
CORPORATE BONDS AND NOTES -- 93.52%
 Aerospace & Defense -- 0.41%
  United Defense Industries, Inc., Series 144A, 8.750%,
   11/15/07 (a)......................................... $  200,000     202,250
                                                                    -----------
 (Cost $200,000)
 Automotive -- 2.20%
  Collins & Aikman Products, 11.500%, 4/15/06...........    475,000     536,156
  Delco-Remy International, Inc., 8.625%, 12/15/07......    100,000     101,750
  Lear Corp., 9.500%, 7/15/06...........................    300,000     331,500
  Oxford Automotive, Inc., 10.125%, 6/15/07.............    100,000     106,000
                                                                    -----------
 (Cost $1,067,467)                                                    1,075,406
                                                                    -----------
 Banking -- 1.38%
  First Nationwide Holdings
   9.125%, 1/15/03......................................    375,000     393,750
   10.625%, 10/1/03.....................................    250,000     280,625
                                                                    -----------
 (Cost $669,825)                                                        674,375
                                                                    -----------
 Beverage & Tobacco -- 0.55%
  Dimon, Inc., 8.875%, 6/1/06...........................    250,000     267,188
                                                                    -----------
 (Cost $266,307)
 Broadcast Radio & TV -- 6.99%
  Acme Television
   Series 144A, Step Up, 0% to 9/30/00, thereafter
   10.875%, 9/30/04 (a) (b).............................    300,000     222,375
  Capstar Broadcasting, 9.250%, 7/1/07..................    150,000     154,875
  Chancellor Media Corp. Los Angeles
   Series B, 8.750%, 6/15/07............................    675,000     686,813
   Series 144A, 8.125%, 12/15/07 (a)....................    125,000     122,500
  Fox/Liberty Networks LLC
   Series 144A, 8.875%, 8/15/07 (a).....................    125,000     125,312
   Series 144A, Step Up, 0% to 8/15/02, thereafter
    9.750%, 8/15/07 (a) (b).............................    575,000     370,875
  Katz Media Corp., Series B, 10.500%, 1/15/07..........    100,000     110,500
  Lamar Advertising Co., 9.625%, 12/1/06................    200,000     216,500
  Outdoor Systems, 8.875%, 6/15/07......................    600,000     630,000
  Sinclair Broadcasting Group, 9.000%, 7/15/07..........    600,000     609,000
  Young Broadcasting, Inc., Series B, 9.000%, 1/15/06...    175,000     175,875
                                                                    -----------
 (Cost $3,394,862)                                                    3,424,625
                                                                    -----------
 Building & Development -- 1.03%
  American Architectural, Series 144A, 11.750%, 12/1/07
   (a)..................................................    125,000     126,563
  Building Materials Corp., Series 144A, 8.000%,
   10/15/07 (a).........................................    375,000     375,937
                                                                    -----------
 (Cost $497,570)                                                        502,500
                                                                    -----------
 Building & Equipment -- 0.59%
  American Builders Contractors Supply Co., Series B,
   10.625%, 5/15/07.....................................    275,000     286,688
                                                                    -----------
 (Cost $287,466)

                       See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 Business Equipment & Services -- 1.34%
  Dialog Corp. PLC, Series 144A, 11.000%, 11/15/07
   (a)................................................ $  325,000  $   338,812
  Outsourcing Solutions, Series B, 11.000%, 11/1/06...    150,000      166,875
  United Stationers Supply Co., 12.750%, 5/1/05.......    134,000      153,095
                                                                   -----------
 (Cost $646,113)                                                       658,782
                                                                   -----------
Cable Television -- 9.83%
  Cablevision Systems Corp.
   9.250%, 11/1/05....................................    450,000      479,250
   7.875%, 12/15/07...................................    250,000      256,563
  Charter Communications Southeast Holdings
   Series B, Step Up, 0% to 3/15/01, thereafter
   14.000%, 3/15/07 (b)...............................    175,000      137,375
  Comcast Corp., 9.375%, 5/15/05......................    250,000      266,875
  Diamond Cable Communications PLC
   Step Up, 0% to 12/15/00, thereafter 11.750%,
    12/15/05 (b)......................................     75,000       58,312
   Step Up, 0% to 2/15/02, thereafter 10.750%, 2/15/07
    (b)...............................................    525,000      359,625
  EchoStar Satellite Broadcasting Corp.
   Step Up, 0% to 3/15/00, thereafter 13.125%, 3/15/04
    (b)...............................................    275,000      232,375
  Frontiervision Holdings Limited Partnership
   Series 144A, Step Up, 0% to 9/15/01, thereafter
   11.875%, 9/15/07 (a) (b)...........................    300,000      222,000
  International Cabletel, Inc.
   Series B, Step Up, 0% to 2/1/01, thereafter
    11.500%, 2/1/06 (b)...............................    800,000      632,000
  Lenfest Communications, 8.375%, 11/1/05.............    300,000      310,500
  Pegasus Communications, Series 144A, 9.625%,
   10/15/05 (a).......................................    250,000      256,250
  Rogers Cablesystems LTD, Series B, 10.000%, 3/15/05.    200,000      222,000
  Rogers Communications, Inc., 8.875%, 7/15/07........    475,000      477,375
  TeleWest Communication PLC
   Step Up, 0% to 10/1/00, thereafter 11.000%, 10/1/07
    (b)...............................................    900,000      704,250
  UIH Australia/Pacific
   Series B, Step Up, 0% to 5/15/01, thereafter
   14.000%, 5/15/06 (b)...............................    300,000      199,500
                                                                   -----------
 (Cost $4,695,637)                                                   4,814,250
                                                                   -----------
 Chemicals & Plastics -- 3.19%
  Buckeye Cellulose Corp., 8.500%, 12/15/05...........    425,000      433,500
  ISP Holdings, Inc., Series B, 9.750%, 2/15/02.......    450,000      477,562
  Polymer Group, Inc., Series B, 9.000%, 7/1/07.......    500,000      502,500
  Sterling Chemicals Holdings, Inc.
   Step Up, 0% to 8/15/01, thereafter 13.500%, 8/15/08
    (b)...............................................    250,000      151,250
                                                                   -----------
 (Cost $1,603,155)                                                   1,564,812
                                                                   -----------
 Clothing & Textiles -- 3.61%
  Collins & Aikman Floorcoverings, Series B, 10.000%,
   1/15/07............................................    100,000      105,500
  Dyersburg Corp., Series B, 9.750%, 9/1/07...........    250,000      260,625
  GFSI, Inc., Series B, 9.625% 3/1/07.................    200,000      206,000
  Glenoit Corp., Series 144A, 11.000%, 4/15/07 (a)....    100,000      108,000

                       See Notes to Financial Statements.

    Pegasus Funds
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PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
  Pillowtex Corp.
   10.000%, 11/15/06.................................. $  400,000  $   430,000
   Series 144A, 9.000%, 12/15/07 (a)..................    100,000      103,000
  Westpoint Stevens, Inc., 9.375%, 12/15/05...........    525,000      553,875
                                                                   -----------
 (Cost $1,753,747)                                                   1,767,000
                                                                   -----------
 Conglomerates -- 0.21%
  Climachem, Inc., Series 144A, 10.75 %, 12/1/07 (a)..    100,000      103,500
                                                                   -----------
 (Cost $100,000)
 Consumer Products -- 3.43%
  American Safety Razor Co., Series B, 9.875%, 8/1/05.    150,000      161,250
  Amscan Holdings, Inc., Series 144A, 9.875%, 12/15/07
   (a)................................................     75,000       77,063
  NBTY, Inc., Series 144A, 8.625%, 9/15/07 (a)........    350,000      351,750
  Playtex Products, Series B, 8.875%, 7/15/04.........    450,000      461,250
  Renaissance Cosmetics, 11.750%, 2/15/04.............    125,000      115,625
  Simmons Co., 10.750%, 4/15/06.......................    350,000      371,875
  Syratech Corp., 11.000%, 4/15/07....................    150,000      140,250
                                                                   -----------
 (Cost $1,695,179)                                                   1,679,063
                                                                   -----------
 Ecological Services & Equipment -- 1.47%
  Allied Waste Industries
   Series 144A, Step Up, 0% to 6/1/02, thereafter
   11.300%, 6/1/07 (a) (b)............................    825,000      583,688
  Allied Waste North America, 10.250%, 12/1/06........    125,000      137,813
                                                                   -----------
 (Cost $706,157)                                                       721,501
                                                                   -----------
 Electronics -- 0.76%
  Advanced Micro Devices, 11.000%, 8/1/03.............    100,000      107,375
  Fairchild Semiconductor Corp., 10.125%, 3/15/07.....    175,000      185,938
  Viasystems, Inc., 9.750%, 6/1/07....................     75,000       77,812
                                                                   -----------
 (Cost $377,372)                                                       371,125
                                                                   -----------
 Food & Drug Retailers -- 3.18%
  Community Distributors, Series 144A, 10.250%,
   10/15/04 (a).......................................    150,000      153,750
  Di Giorgio Corp., Series B, 10.000%, 6/15/07........    300,000      296,250
  Jitney-Jungle Stores of America, Inc., 10.375%,
   9/15/07............................................    200,000      210,000
  Ralph's Grocery Co., 10.450%, 6/15/04...............    425,000      479,719
  Stater Brothers, 9.000%, 7/1/04.....................    400,000      419,500
                                                                   -----------
 (Cost $1,518,994)                                                   1,559,219
                                                                   -----------
 Food Products -- 2.13%
  Aurora Foods, Series B, 9.875%, 2/15/07.............    225,000      238,500
  Curtice-Burns Foods, Inc., 12.250%, 2/1/05..........    150,000      166,125
  International Home Foods, 10.375%, 11/1/06..........    375,000      414,375
  Van de Kamps, Inc., 12.000%, 9/15/05................    200,000      224,000
                                                                   -----------
 (Cost $1,017,239)                                                   1,043,000
                                                                   -----------
 Food Services -- 1.13%
  Ameriserv Food Distribution, Inc., 10.125%, 7/15/07.    525,000      553,875
                                                                   -----------
 (Cost $544,517)

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            139
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 Forest Products -- 0.46%
  Stone Container Corp., 9.875%, 2/1/01............... $  225,000  $   226,687
                                                                   -----------
 (Cost $230,296)
 Healthcare -- 4.52%
  Alliance Imaging, 9.625%, 12/15/05..................    100,000      102,000
  Dade International, Inc., Series B, 11.125%, 5/1/06.    450,000      499,500
  Genesis Health Ventures
   9.750%, 6/15/05....................................    250,000      260,625
   9.250%, 10/1/06....................................    375,000      383,906
  Tenet Healthcare Corp., 8.000%, 1/15/05.............    950,000      969,000
                                                                   -----------
 (Cost $2,230,434)                                                   2,215,031
                                                                   -----------
 Home Products & Furnishings -- 1.26%
  Falcon Building Products, Inc., Series B, Step Up,
   0% to 6/15/02, thereafter 10.500%, 6/15/07 (b).....    500,000      333,750
  Werner Holdings Co., Inc., Series 144A, 10.000%,
   11/15/07 (a).......................................    150,000      154,875
  Sealy Mattress Co., Series 144A, 9.875%, 12/15/07
   (a)................................................    125,000      128,750
                                                                   -----------
 (Cost $602,531)                                                       617,375
                                                                   -----------
 Hotels, Motels, Inns & Casinos -- 0.76%
  Capstar Hotel Company, 8.750%, 8/15/07..............    200,000      207,500
  Courtyard by Marriott, Series B, 10.750%, 2/1/08....    150,000      164,250
                                                                   -----------
 (Cost $364,202)                                                       371,750
                                                                   -----------
 Industrial Products & Equipment -- 3.46%
  Amphenol Corp., 9.875%, 5/15/07.....................    225,000      240,750
  Continental Global Group, Series B, 11.000%, 4/1/07.    375,000      401,250
  Elgin National Industrial, Series 144A, 11.000%,
   11/1/07 (a)........................................    100,000      104,250
  Euramax International, Inc., 11.250%, 10/1/06.......    150,000      163,125
  Johnstown America Industries, Series C, 11.750%,
   8/15/05............................................    125,000      137,500
  MMI Products, Inc., Series B, 11.250%, 4/15/07......    250,000      273,750
  Neenah Corp., Series B, 11.125%, 5/1/07.............    200,000      220,500
  Roller Bearing Co. of America, Series 144A, 9.625%,
   6/15/07 (a)........................................    150,000      151,875
                                                                   -----------
 (Cost $1,672,417)                                                   1,693,000
                                                                   -----------
 Leisure & Entertainment -- 4.72%
  AMF Bowling Worldwide
   Series B, Step Up, 0% to 3/15/01, thereafter
   12.250%, 3/15/06 (b)...............................    337,000      266,651
  Livent, Inc., Series 144A, 9.375%, 10/15/04 (a).....    250,000      251,250
  Premier Parks, Inc., 9.750%, 1/15/07................    325,000      347,750
  Six Flags Theme Parks
   Series A, Step Up, 0% to 6/15/98, thereafter
   12.250%, 6/15/05 (b)...............................    450,000      481,500
  Viacom International, 8.000%, 7/7/06................    950,000      964,250
                                                                   -----------
 (Cost $2,282,267)                                                   2,311,401
                                                                   -----------
 Machinery & Equipment -- 1.29%
  Alvey Systems, 11.375%, 1/31/03.....................    150,000      160,125
  Clark Materials Handling, 10.750%, 11/15/06.........    300,000      322,500
  National Equipment Services, Series 144A, 10.000%,
   11/30/04 (a).......................................    150,000      149,250
                                                                   -----------
 (Cost $624,026)                                                       631,875
                                                                   -----------

                       See Notes to Financial Statements.

    Pegasus Funds
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 Metals & Mining -- 0.78%
  AEI Holding Company, Inc., Series 144A, 10.000%,
   11/15/07 (a)....................................... $  175,000  $   181,125
  Anker Coal Group, Series 144A, 9.750%, 10/1/07 (a)..    200,000      203,500
                                                                   -----------
 (Cost $377,871)......................................                 384,625
                                                                   -----------
 Oil & Gas -- 6.90%
  Abraxas Petroleum Corp., Series B, 11.500%, 11/1/04.    500,000      550,000
  DI Industries, Inc., 8.875%, 7/1/07.................    300,000      313,500
  Dailey Petroleum Service, Series 144A, 9.750%,
   8/15/07 (a)........................................    150,000      158,250
  Forcenergy, Inc., 8.500%, 2/15/07...................    500,000      505,000
  Newpark Resources, Inc., Series 144A, 8.625%,
   12/15/07 (a).......................................     50,000       51,000
  Pacalta Resources LTD, Series B, 10.750%, 6/15/04...    250,000      247,813
  Petsec Energy, 9.500%, 6/15/07......................    225,000      232,031
  Pogo Producing Company, Series B, 8.750%, 5/15/07...    250,000      257,500
  Pride Petroleum Services, Inc., 9.375%, 5/1/07......    375,000      405,000
  United Meridian Corp., 10.375%, 10/15/05............    500,000      555,000
  United Refining Co., Series 144A, 10.750%, 6/15/07
   (a)................................................    100,000      105,750
                                                                   -----------
 (Cost $3,357,397)                                                   3,380,844
                                                                   -----------
 Printing & Publishing -- 2.58%
  Garden State Newspapers, Series 144A, 8.750%,
   10/1/09 (a)........................................    550,000      554,125
  Hollinger International Publishing, 9.250%, 2/1/06..    400,000      424,000
  K-III Communications Corp., Series B, 8.500%,
   2/1/06.............................................    275,000      286,773
                                                                   -----------
 (Cost $1,244,375)                                                   1,264,898
                                                                   -----------
 Retailers -- 0.64%
  Leslie's Poolmart, 10.375%, 7/15/04.................    300,000      312,000
                                                                   -----------
 (Cost $313,315)
 Services -- 1.43%
  Coinmach Corp., Series 144A, Series C, 11.750%,
   11/15/05 (a).......................................    350,000      390,250
  Decisionone Corp., 9.750%, 8/1/07...................    300,000      310,500
                                                                   -----------
 (Cost $693,825)                                                       700,750
                                                                   -----------
 Steel -- 1.05%
  GS Technologies, 12.250%, 10/1/05...................    225,000      252,562
  Ryerson Tull, Inc., 8.500%, 7/15/01.................    250,000      260,000
                                                                   -----------
 (Cost $508,814)                                                       512,562
                                                                   -----------
 Surface Transportation -- 4.63%
  Allied Holdings, 8.625%, 10/1/07....................    350,000      357,000
  AmeriTruck Distribution, Series B, 12.250%,
   11/15/05...........................................    325,000      323,375
  Chemical Leaman Corp., 10.375%, 6/15/05.............    200,000      213,000
  Gearbulk Holdings, 11.250%, 12/1/04.................    400,000      441,000
  Statia Terminals, Series B, 11.750%, 11/15/03.......    150,000      157,500
  Stena AB
   10.500%, 12/15/05..................................    275,000      300,437
   8.750%, 6/15/07....................................    250,000      253,125
  Trism, Inc., 10.750%, 12/15/00......................    225,000      221,625
                                                                   -----------
 (Cost $2,282,386)                                                   2,267,062
                                                                   -----------

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 Telecommunications & Cellular -- 13.73%
  American Communications Services Step Up:
   0% to 4/1/01, thereafter 12.750%, 4/1/06 (b).......  $200,000   $   155,000
   Series 144A, 13.750%, 7/15/07 (a)..................    50,000        59,750
  Brooks Fiber Properties
   Step Up, 0% to 11/1/01, thereafter 11.875%, 11/1/06
    (b)...............................................   650,000       523,250
  Call-Net Enterprises, Inc.,
   Step Up, 0% to 8/15/02, thereafter 9.270%, 8/15/07
    (b)...............................................   725,000       493,000
  Comcast Cellular Holdings, Inc., Series B, 9.500%,
   5/1/07.............................................   375,000       393,750
  Esprit Telecom, 11.500%, 12/15/07...................   200,000       207,000
  Hermes Europe Railtel BV, Series 144A, 11.500%,
   8/15/07 (a)........................................   150,000       167,250
  Highwaymaster Communications, Inc., Series 144A,
   13.750%, 9/15/05 (a)...............................   100,000       102,250
  Intermedia Communications
   Step Up, 0% to 7/15/02, thereafter 11.250%, 7/15/07
    (b)...............................................   600,000       433,500
   Series 144A, 8.875%, 11/1/07 (a)...................   100,000       103,000
  McLeodUSA, Inc.
   Step Up, 0% to 3/1/02, thereafter 10.500%, 3/1/07
    (b)...............................................   350,000       254,625
   Series 144A, 9.250%, 7/15/07 (a)...................   150,000       157,125
  Metronet Communications, Unit, 12.000%, 8/15/07.....   200,000       231,500
  Millicom International Cellular
   Step Up, 0% to 6/1/01, thereafter 13.500%, 6/1/06
    (b)...............................................   450,000       330,750
  NEXTEL Communications
   Step Up, 0% to 2/15/99, thereafter 9.750%, 8/15/04
    (b)...............................................   250,000       223,125
   Series 144A, Step Up, 0% to 9/15/02, thereafter
    10.650%, 9/15/07 (a) (b)..........................   425,000       268,281
  Nextlink Communications, 9.625%, 10/1/07............   400,000       413,000
  Paging Network, 10.000%, 10/15/08...................   400,000       417,000
  Qwest Communications International
   Series 144A, Step Up, 0% to 10/15/02, thereafter
   9.470%, 10/15/07 (a) (b)...........................   700,000       476,000
  RCN Corp.
   Series 144A, Step Up, 0% to 10/15/02, thereafter
    11.125%, 10/15/07 (a) (b).........................  350,000        221,375
  Teleport Communications
   Step Up, 0% to 7/1/01, thereafter 11.125%, 7/1/07
    (b)...............................................   700,000       578,375
  Teligent, Inc., 11.500%, 12/1/07....................   225,000       226,687
  Telesystem International Wireless
   Series 144A, Step Up, 0% to 11/1/02, thereafter
    10.500%, 11/1/07 (a) (b)..........................   350,000       196,000
   Series 144A, Step Up, 0% to 6/30/02, thereafter
    13.250%, 6/30/07 (a) (b)..........................   150,000        94,500
                                                                   -----------
 (Cost $6,519,774)                                                   6,726,093
                                                                   -----------
 Utilities -- 1.88%
  Cal Energy Co., Inc., 9.500%, 9-15-06...............   425,000       466,438
  El Paso Electric Co., First Mortgage Series E,
   9.400%, 5/1/11.....................................   400,000       452,320
                                                                   -----------
 (Cost $904,144)                                                       918,758
                                                                   -----------
TOTAL CORPORATE BONDS AND NOTES.......................              45,803,870
                                                                   -----------
 (Cost $45,249,681)

                       See Notes to Financial Statements.

    Pegasus Funds
142

PEGASUS HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES MARKET VALUE
                        -----------                         ------ ------------
COMMON STOCKS -- 0.02%
 Cable Television -- 0.01%
  Pegasus Communications, Warrant*.........................   175  $     5,775
  UIH Australia/Pacific, Warrant*..........................   300        3,638
                                                                   -----------
                                                                         9,413
                                                                   -----------
 Telecommunications & Cellular -- 0.01%
  Highwaymaster Communications, Warrant*...................   100          100
                                                                   -----------
TOTAL COMMON STOCKS........................................              9,513
                                                                   -----------
 (Cost $3,637)
PREFERRED STOCKS -- 3.05%
 Broadcast Radio & TV -- 1.51%
  American Radio Systems, PIK, Series B, 11.375%**......... 1,750      208,469
  Capstar Broadcasting Partners, Inc., 12.000%.............   750       86,437
  SFX Broadcasting, Inc., Cumulative, Series E, 12.625%.... 2,500      285,625
  Sinclair Capital, 11.625%................................ 1,425      157,819
                                                                   -----------
                                                                       738,350
                                                                   -----------
 Cable Television -- 0.82%
  Echostar Communications, Series 144A (a).................   200      211,000
  Pegasus Communications, Cumulative PIK, Series A,
   12.750%**...............................................   175      189,875
                                                                   -----------
                                                                       400,875
                                                                   -----------
 Printing & Publishing -- 0.51%
  Primedia, Inc., Series 144A, Series E, 9.200% (a)........ 2,500      250,625
 Real Estate -- 0.21%
  Crown American Realty Trust, Cumulative Senior, Series A,
   11.000%................................................. 2,000      104,500
                                                                   -----------
TOTAL PREFERRED STOCKS.....................................          1,494,350
                                                                   -----------
 (Cost $1,445,774)
TOTAL INVESTMENTS..........................................        $48,977,952
                                                                   ===========
 (Cost $48,369,311)

 * Non-income producing security.

** PIK--Payment-In-Kind

  (a) Security Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  (b) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
MUNICIPAL BONDS -- 100.00%
 ALABAMA -- 1.41%
 Courtland Industrial Development Board Solid Waste
  Disposal Revenue,
  Series A, 6.50%, 9/1/25............................. $ 5,000,000 $  5,435,550
                                                                   ------------
 ALASKA -- 0.91%
 Alaska Student Loan Revenue State Assisted Series A
  (AMBAC Insured), 6.125%, 7/1/05.....................     800,000      847,584
 Fairbanks North Star Boro Refunding Series, (MBIA
  Insured), 5.45%, 3/1/06.............................   2,500,000    2,677,775
                                                                   ------------
                                                                      3,525,359
                                                                   ------------
 ARIZONA -- 2.19%
 Maricopa County General Obligation Unlimited Tax
  School District No. 28
  Series B (FGIC Insured), 6.00%, 7/1/14..............   2,500,000    2,685,300
 Salt River Project Agricultural Improvement Power
  District Revenue Electric System Series D, 6.00%,
  1/1/08..............................................     625,000      706,013
 Salt River Project Agricultural Refunding Series B,
  5.25%, 1/1/19.......................................   5,000,000    5,034,900
                                                                   ------------
                                                                      8,426,213
                                                                   ------------
 CALIFORNIA -- 8.99%
 Anaheim California Public Finance Authority Lease
  Revenue Series C (FSA Insured), 6.00%, 9/1/16.......   2,000,000    2,266,940
 California State General Obligation "A1", Unlimited
  Tax, 5.00%, 10/1/23.................................   4,000,000    3,909,040
 Los Angeles Uni School District General Obligation
  Series A (FGIC Insured),
  5.00%, 7/1/21.......................................   3,000,000    2,947,110
 Northern California Public Power Agency Revenue
  Refunding Geothermal
  Project A (AMBAC Insured):
   5.60%, 7/1/06......................................   3,500,000    3,834,145
   5.65%, 7/1/07......................................   4,800,000    5,293,152
 Orange Co. Recovery CTFS PRTN CA Series A (MBIA
  Insured), 5.80%, 7/1/16.............................   5,315,000    5,711,233
 Sacramento Cogeneration Authority Revenue:
   7.00%, 7/1/05......................................   1,500,000    1,723,620
   6.20%, 7/1/06......................................   2,500,000    2,758,450
 Sacramento, California M.U.D. (MBIA Insured) 5.75%,
  1/1/10..............................................   3,000,000    3,247,830
 Sacramento, California Municipal Utility Revenue
  Refunding, Series L, 5.125%, 7/1/22.................   3,000,000    2,960,850
                                                                   ------------
                                                                     34,652,370
                                                                   ------------
 COLORADO -- 5.10%
 Denver City & Co. Airport Revenue:
  Series B, 7.25%, 11/15/05...........................   3,000,000    3,392,730
  Series C, 6.50%, 11/15/06...........................   2,000,000    2,149,700
  Series D, 7.75%, 11/15/13...........................   6,925,000    8,790,664
  Series A, 8.50%, Prerefunded, 11/15/23..............     220,000      250,023
  Series A, 8.50%, Unrefunded, 11/15/23...............   2,280,000    2,561,785
  Series A, 8.00%, Prerefunded, 11/15/25..............     200,000      224,612
  Series A, 8.00%, Unrefunded, 11/15/25...............   2,095,000    2,314,032
                                                                   ------------
                                                                     19,683,546
                                                                   ------------

                       See Notes to Financial Statements.

    Pegasus Funds
144

PEGASUS MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 CONNECTICUT -- 0.93%
 Connecticut Housing Finance Authority Revenue
  Mortgage Subseries D-1, 5.90%, 5/15/16.............. $ 3,400,000 $  3,577,582
                                                                   ------------
 FLORIDA -- 10.49%
 Lakeland Electric & Water Revenue Refunding Series B
  (FCIC Insured), 6.00%, 10/1/11......................   4,000,000    4,550,280
 Lee County Transportation Facilities Revenue (MBIA
  Insured), 5.75%, 10/1/27............................   9,640,000   10,168,850
 Florida State Board of Education Capital Outlay
  General Obligation Unlimited Tax Refunding.
   Series C, 5.75%, 6/1/13............................   5,000,000    5,265,100
   Series F, 5.50%, 6/1/26............................   8,250,000    8,493,953
   Series F, 6.40%, 6/1/19............................  11,000,000   11,973,830
                                                                   ------------
                                                                     40,452,013
                                                                   ------------
 GEORGIA -- 9.48%
 Fulton County School District General Obligation
  Unlimited Tax Refunding, 6.375%, 5/1/10.............   5,000,000    5,835,600
 Gainesville Water & Sewer Revenue Series B (FGIC
  Insured), 6.00%, 11/15/12...........................   3,950,000    4,467,569
 Georgia General Obligation Unlimited Tax:
  7.10%, 9/1/09.......................................   8,500,000   10,510,080
  6.75%, 9/1/11.......................................  10,000,000   12,100,100
 Georgia State Housing And Finance Authority Revenue
  Series B, 6.10%, 12/1/12............................     650,000      688,122
 Rockdale Country Water and Sewer Authority Revenue
  (FSA Insured), 5.00%, 7/1/22........................   3,000,000    2,950,050
                                                                   ------------
                                                                     36,551,521
                                                                   ------------
 HAWAII -- 1.17%
 Hawaii Airport Systems Revenue Refunding Third Series
  (AMBAC Insured), 5.75%, 7/1/09......................   4,200,000    4,510,338
                                                                   ------------
 ILLINOIS -- 10.55%
 Chicago Metropolitan Water Capital Improvement,
  5.50%, 12/1/12......................................   1,000,000    1,077,240
 Chicago O'Hare International Airport Revenue Series A
  (AMBAC Insured):
  5.625%, 1/1/13......................................   5,000,000    5,287,950
  5.625%, 1/1/14......................................   5,000,000    5,275,800
 Chicago School Reform Board of Educ. General
  Obligation, (AMBAC Insured), Unlimited Tax 5.25%,
  12/1/22.............................................   3,000,000    2,995,710
 Cook County Community College Participation Ctfs.
  District #508 Series C (MBIA) Insured), 7.70%,
  12/1/04.............................................   5,000,000    6,010,200
 DuPage Co. Forest Preservation District Refunding,
  6.00%, 11/1/03......................................   1,750,000    1,909,478
 Illinois Health Facilities Authority Revenue
  Northwestern Memorial Hospital
  Series A, 5.60%, 8/15/06............................   1,000,000    1,079,560
 Illinois Health Facilities Authority Revenue
  Refunding (FGIC Insured), 6.00%, 8/15/05............   1,000,000    1,099,750
 Illinois Housing Development Series A, 5.95%, 7/1/21.   2,000,000    2,065,900
 Illinois State Sales Tax Revenue Refunding Series Q,
  5.75%, 6/15/06......................................   5,000,000    5,487,400

                       See Notes to Financial Statements.

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 Northlake Illinois Public Imp. General Obligation
  (MBIA Insured), 5.60%, 12/1/14...................... $ 4,000,000 $  4,221,200
 Winnebago & Boone Counties General Obligation
  Unlimited Tax, 7.35%, 2/1/04........................   3,600,000    4,187,088
                                                                   ------------
                                                                     40,697,276
                                                                   ------------
 INDIANA -- 1.11%
 Ball State University Revenue Student Fee Series G
  (FGIC Insured), 6.125%, 7/1/09......................     400,000      431,484
 Indiana State Vocational Technology Revenue Series D,
  5.90%, 7/1/06.......................................   1,000,000    1,101,090
 Indiana Transportation Finance Authority:
  Series A, Prerefunded 6.25%, 11/1/16................   1,370,000    1,510,713
  Series A, Unrefunded 6.25%, 11/1/16.................     130,000      139,344
 St. Joseph Co. Hospital Authority Facilities Revenue
  Memorial Hospital South Bend Project (MBIA Insured),
  6.25%, 8/15/12......................................   1,000,000    1,088,880
                                                                   ------------
                                                                      4,271,511
                                                                   ------------
 MASSACHUSETTS -- 4.29%
 Massachusetts State General Obligation Unlimited Tax,
  Series C, 5.00%, 8/1/17.............................  10,000,000    9,864,400
 Massachusetts State Housing Finance Agency Revenue
  Single Family Series 47 (AMBAC Insured), 6.00%,
  12/1/15.............................................   4,000,000    4,216,760
 Massachusetts State Industrial Finance Agency Revenue
  (MBIA Insured), 6.00%, 1/1/15.......................   2,265,000    2,477,978
                                                                   ------------
                                                                     16,559,138
                                                                   ------------
 MICHIGAN -- 7.08%
 Caledonia Community Schools General Obligation
  Unlimited Tax (MBIA Insured), 5.85%, 5/1/22.........   1,500,000    1,596,360
 Grand Rapids Water Supply System Revenue (FGIC
  Insured), 6.30%, 1/1/04.............................     250,000      269,215
 Kalamazoo Hospital Finance Authority (MBIA Insured),
  5.875%, 5/15/26.....................................   4,675,000    4,983,129
 Michigan State Building Authority Revenue Series I,
  6.40%, 10/1/04......................................     600,000      654,810
 Michigan State Building Authority Revenue Series II,
  6.75%, 10/1/11......................................   5,150,000    5,654,958
 Michigan State Hospital Finance Authority Revenue
  Detroit Medical Center, 6.50%, 8/15/18..............   6,500,000    7,061,405
 Michigan State Housing Development Authority Revenue:
  Series C, 6.375%, 12/1/11...........................   1,450,000    1,548,919
  Series D, 5.95%, 12/1/16............................   5,000,000    5,249,600
 Saranac Community School District, 6.00%, 5/1/13.....     250,000      271,282
                                                                   ------------
                                                                     27,289,678
                                                                   ------------
 MINNESOTA -- 1.71%
 Minnesota State Housing Finance Agency Series D (MBIA
  Insured), 5.90%, 8/1/15.............................   6,320,000    6,594,857
                                                                   ------------
 MISSOURI -- 1.07%
 Sikeston Electric Revenue Refunding (MBIA Insured),
  6.00%, 6/1/05.......................................   3,710,000    4,117,172
                                                                   ------------
 NEVADA -- 1.20%
 Clark County Industrial Development Revenue Project C
  Refunding (AMBAC Insured), 7.20%, 10/1/22...........   4,115,000    4,617,730
                                                                   ------------

                       See Notes to Financial Statements.

    Pegasus Funds
146

PEGASUS MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 NEW JERSEY -- 0.11%
 Gloucester Co. Improvement Authority Gtd. Revenue,
  Solid Waste Landfill Project Series AA, 6.20%,
  9/1/07.............................................. $   400,000 $    431,096
                                                                   ------------
 NEW MEXICO -- 0.94%
 New Mexico Mortgage Finance Authority Revenue, 5.90%,
  7/1/16..............................................   3,445,000    3,609,189
                                                                   ------------
 NEW YORK -- 3.95%
 New York State Dormitory Authority Revenue, 5.875%,
  7/1/08..............................................   5,000,000    5,436,550
 New York State Location Assistance Corp. Refunding
  Series E, 5.00%, 4/1/21.............................   9,500,000    9,499,240
 Tri-Borough Bridge & Tunnel Authority Revenue General
  Purpose Series X, 6.625%, 1/1/12....................     250,000      298,105
                                                                   ------------
                                                                     15,233,895
                                                                   ------------
 NORTH CAROLINA -- 2.57%
 North Carolina Housing Finance Agency Single Family
  Revenue:
  Series BB, 6.50%, 9/1/26............................   4,315,000    4,606,004
  Series FF, 6.24%, 3/1/28............................   5,000,000    5,284,600
                                                                   ------------
                                                                      9,890,604
                                                                   ------------
 OHIO -- 3.14%
 Franklin Co. Hospital Revenue, Children's Hospital
  Series A, 6.50%, 5/1/07.............................     950,000    1,052,211
 Montgomery County Hospital Revenue Refunding (MBIA
  Insured), 5.625%, 4/1/16............................   4,500,000    4,717,530
 Ohio General Obligation State of Public & Sewer
  Imports Unlimited Tax, 6.00%, 8/1/07................   1,000,000    1,111,550
 Ohio Housing Financial Agency Mortgage Revenue
  Residential GNMA Series A-1, 6.20%, 9/1/14..........   1,670,000    1,787,885
 Ohio State Building Authority Revenue, State
  Facilities Adult Correctional Building Fund Series
  A, 6.125%, 10/1/09..................................     250,000      275,747
 Ohio State Community Turnpike Revenue Series A (MBIA
  Insured), 5.70%, 2/15/17............................   3,000,000    3,175,050
                                                                   ------------
                                                                     12,119,973
                                                                   ------------
 PENNSYLVANIA -- 0.54%
 Pennsylvania State Higher Educational Facilities
  Authority Revenue (MBIA Insured), 5.625%, 5/1/14....   2,000,000    2,095,420
                                                                   ------------
 RHODE ISLAND -- 1.35%
 Rhode Island Depositors Economic Protection Series A
  (MBIA Insured), 6.30%, 8/1/05.......................   4,640,000    5,221,485
                                                                   ------------
 SOUTH CAROLINA -- 1.87%
 Greenville Hospital System Facilities Revenue SC
  Health Hospital Nursing Home Improvements Series A,
  5.60%, 5/1/10.......................................   2,000,000    2,115,800
 Spartansburg Water Revenue (FGIC Insured), 5.00%,
  6/1/17..............................................   5,125,000    5,080,771
                                                                   ------------
                                                                      7,196,571
                                                                   ------------
 SOUTH DAKOTA -- 1.99%
 Heartland Consumers Power District Electric Revenue
  Refunding Electric Light & Power Improvements,
  6.00%, 1/1/17.......................................   2,500,000    2,797,800
 South Dakota Housing Development Authority Series A,
  5.70%, 5/1/08.......................................   2,300,000    2,415,828

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 South Dakota Housing Development Authority Revenue
  Series C, 6.25%, 5/1/15............................. $ 1,000,000 $  1,064,600
 South Dakota State Building Authority Lease Revenue
  (AMBAC Insured), 6.625%, 9/1/12.....................   1,200,000    1,378,128
                                                                   ------------
                                                                      7,656,356
                                                                   ------------
 TENNESSEE -- 1.52%
 Knox County Health, Educational, & Housing Facilities
  Revenue (MBIA Insured), 7.25%, 1/1/09...............   1,360,000    1,681,028
 Memphis General Obligation Unlimited Tax, 5.25%,
  7/1/13..............................................   3,775,000    3,878,548
 Metropolitan Government Nashville/Davis County
  Revenue Refunding, 7.00%, 1/1/14....................     295,000      295,496
                                                                   ------------
                                                                      5,855,072
                                                                   ------------
 TEXAS -- 10.02%
 Matagorda County District #1 Power & Light Project
  (MBIA Insured), 6.10%, 7/1/28.......................   6,750,000    7,144,875
 Richardson Hospital Authority, 6.50%, 12/1/12........   3,745,000    3,987,489
 San Antonio Hotel Occupancy Tax Revenue (FGIC
  Insured), 5.70%, 8/15/26............................  10,000,000   10,537,100
 Texas College Student Loan, 6.50%, 8/1/07............   4,000,000    4,293,600
 Texas General Obligation Unlimited Tax:
  7.70%, 8/1/06.......................................   1,305,000    1,334,401
  Series B, 5.625%, 10/1/12...........................   5,000,000    5,336,400
 Texas General Obligation Refunding Series A Unlimited
  Tax, 6.00%, 10/1/05.................................   1,000,000    1,114,100
 Texas Turnpike Authority Dallas Northway Rev.
  President George Bush Turnpike Highway Improvements
  (FGIC Insured), 5.00%, 1/1/25.......................   5,000,000    4,891,250
                                                                   ------------
                                                                     38,639,215
                                                                   ------------
 UTAH -- 1.52%
 Utah Housing Finance Agency Single Family Revenue:
  Series A-2, 6.25%, 7/1/25...........................   5,545,000    5,866,055
                                                                   ------------
 VIRGINIA -- 0.68%
 Virginia State Housing Development Authority Revenue,
  5.60%, 11/1/10......................................   1,500,000    1,542,945
 Virginia State Housing Development Commonwealth
  Series H, 6.20%, 1/1/08.............................   1,000,000    1,060,820
                                                                   ------------
                                                                      2,603,765
                                                                   ------------
 WEST VIRGINIA -- 1.23%
 Braxton Co. Solid Waste Disposal Revenue, 6.125%,
  4/1/26..............................................   4,475,000    4,754,330
                                                                   ------------
 WISCONSIN -- 0.68%
 Wisconsin Housing & Economic Development Authority
  Revenue Series A, 6.15%, 9/1/17.....................   1,485,000    1,554,721
 Wisconsin State Transportation Revenue Series B,
  5.75%, 7/1/12.......................................   1,000,000    1,064,010
                                                                   ------------
                                                                      2,618,731
 WYOMING -- 0.21%
 Wyoming Community Development Authority Series D,
  7.60%, 6/1/17.......................................     800,000      820,504
                                                                   ------------
TOTAL MUNICIPAL BONDS.................................              385,574,115
                                                                   ------------
 (Cost--$360,198,033)
TOTAL INVESTMENTS.....................................             $385,574,115
                                                                   ============
 (Cost--$360,198,033)

                       See Notes to Financial Statements.

    Pegasus Funds
148

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December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
TEMPORARY CASH INVESTMENT -- 0.16%
 Pegasus Municipal Money Market Fund Class I (in
  shares).............................................     630,011 $    630,011
                                                                   ------------
 (Cost -- $630,011)
MUNICIPAL BONDS -- 99.84%
 ALABAMA -- 0.97%
 Courtland Industrial Development Board Solid Waste
  Disposal Revenue,
  Series A, 6.50%, 9/1/25............................. $ 3,500,000    3,804,885
                                                                   ------------
 ALASKA -- 1.35%
 Alaska Student Loan Revenue State Assisted Series A,
  5.50%, 7/1/04.......................................   1,000,000    1,030,080
 North Slope Boro General Obligation (MBIA Insured),
  Capital Appreciation,
  Series A Unlimited Tax, 6/30/08.....................   7,000,000    4,258,380
                                                                   ------------
                                                                      5,288,460
                                                                   ------------
 ARIZONA -- 0.57%
 Maricopa Co. General Obligation School District No.
  41 Series C (FGIC Insured), 6.10%, 7/1/14...........   2,000,000    2,208,220
                                                                   ------------
 CALIFORNIA -- 4.89%
 MSR Public Power Agency San Juan Project Revenue
  Refunding Series F
  (AMBAC Insured), 5.55%, 7/1/02......................   1,615,000    1,715,792
 Orange Co. Recovery CTFS PRTN CA Series A (MBIA
  Insured),
  5.70%, 7/1/10.......................................   4,000,000    4,369,640
 Sacramento Cogeneration Authority Revenue:
  5.60%, 7/1/99.......................................   3,300,000    3,376,131
  5.80%, 7/1/01.......................................   1,300,000    1,364,025
  5.90%, 7/1/02.......................................   1,000,000    1,063,150
 University of California Revenues Refunding Multiple
  Purpose (MBIA Insured), 6.20%, 9/1/01...............   6,675,000    7,189,643
                                                                   ------------
                                                                     19,078,381
                                                                   ------------
 COLORADO -- 10.19%
 Adams Co. Single Family Mortgage Revenue Series A,
  8.875%, 8/1/03......................................   1,230,000    1,507,636
 Arapahoe County Capital Improvement Revenue Refunding
  Capital Appreciation, 8/31/05.......................  20,000,000    6,931,000
 Colorado Water Power Development Authority Revenue
  (AMBAC Insured) Revolving Fund, Series A, 6.00%,
  9/1/10..............................................   3,410,000    3,869,463
 Denver City & Co. Airport Revenue:
  Series D, 7.30%, 11/15/00...........................   2,900,000    3,133,972
  Series C, 6.55%, 11/15/03...........................   1,145,000    1,262,397
  Series B, 7.25%, 11/15/05...........................   2,000,000    2,261,820
  Series A (AMT), Prerefunded, 8.00%, 11/15/25........     360,000      409,291
  Series A (AMT), Unrefunded, 8.00%, 11/15/25.........   1,000,000    1,112,890
  Series A (MBIA Insured) Prerefunded, 8.50%,
   11/15/07...........................................     170,000      193,052
  Series A (MBIA Insured), Unrefunded, 8.50%,
   11/15/07...........................................   1,830,000    2,066,235
 Denver City & Co. General Obligation Refunding Water
  Unlimited Tax,
  7.00%, 10/1/99......................................   8,665,000    9,120,432

                       See Notes to Financial Statements.

                                                                Pegasus Funds
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PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 Jefferson Co. School District No. R-001 General
  Obligation (AMBAC Insured), 5.90%, 12/15/05......... $ 3,500,000 $  3,797,990
 Poudre Valley Hospital Revenue (AMBAC Insured),
  6.625%, 12/1/11.....................................   3,750,000    4,120,500
                                                                   ------------
                                                                     39,786,678
 DISTRICT OF COLUMBIA -- 0.53%
  Series B-3 (MBIA Insured), 5.20%, 6/1/04............   2,000,000    2,089,440
                                                                   ------------
 FLORIDA -- 1.51%
  Lakeland Electric & Water Revenue Series B (FGIC
   Insured),
   6.00%, 10/1/10.....................................   5,170,000    5,896,850
                                                                   ------------
 HAWAII -- 3.35%
  Hawaii State Airports System Revenue, Series II,
   7.00%, 7/1/18......................................  10,000,000   10,901,000
  Hawaii State Department of Budget & Finance Revenue,
   5.60%, 7/1/02......................................   2,065,000    2,157,884
                                                                   ------------
                                                                     13,058,884
                                                                   ------------
 ILLINOIS -- 5.06%
  Chicago Metropolitan Water General Obligation
   Unlimited Tax Refunding, 5.00%, 12/1/02............   4,500,000    4,672,440
  Chicago O'Hare International Airport Revenue Series
   A (AMBAC Insured), 5.625%, 1/1/13..................   5,000,000    5,287,950
  Metropolitan Pier & Exposition Authority Dedicated
   State Tax Revenue: 6.50%, 6/1/05...................   2,960,000    3,342,018
  Metropolitan Pier & Exposition Authority Dedicated
   State Tax Revenue: (MBIA Insured), Capital
   Appreciation, Series A, 12/15/16...................   8,330,000    3,165,483
  Regional Transit Authority (AMBAC Insured), Series
   A, 8.00%, 6/1/03...................................   2,785,000    3,281,454
                                                                   ------------
                                                                     19,749,345
                                                                   ------------
 INDIANA -- 3.81%
  Indianapolis Airport Authority Revenue, 7.10%,
   1/15/17............................................   6,900,000    7,739,799
  Indiana Bond Bank Revenue, 6.00%, 2/1/04............   3,670,000    4,012,594
  Indiana State Office Building Commission Revenue
   Limited Tax,
   6.50%, 7/1/99......................................   3,000,000    3,106,380
                                                                   ------------
                                                                     14,858,773
                                                                   ------------
 KANSAS -- 1.43%
  Kansas City Utility System Revenue, (FGIC Insured)
   6.375%, 9/1/23.....................................   5,000,000    5,593,400
                                                                   ------------
 MARYLAND -- 4.03%
  Maryland State Community Development Administration
   Department Revenue Fifth Series, 5.95%, 4/1/16.....   3,000,000    3,174,300
  Maryland State General Obligation Unlimited Tax
   5.00%, 3/1/08......................................   5,510,000    5,751,779
  Maryland State Public Improvement General Obligation
   Second Series, 5.25%, 6/15/02......................   2,500,000    2,621,350
  Montgomery County Public Improvement Series A,
   5.20%, 10/1/01.....................................   4,000,000    4,172,440
                                                                   ------------
                                                                     15,719,869
                                                                   ------------
 MASSACHUSETTS -- 3.96%
 Massachusetts General Obligation, (FGIC Insured),
  Refunding Series A,
  5.00%, 8/1/07.......................................   2,500,000    2,616,175

                       See Notes to Financial Statements.

    Pegasus Funds
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PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 Massachusetts General Obligation Unlimited Tax:
  Series B, 9.25%, 7/1/00............................. $ 2,000,000 $  2,245,180
  Series A, 6.25%, 7/1/02.............................   4,500,000    4,884,300
 New England Educational Loan Refunding Senior A:
  6.50%, 9/1/02.......................................   5,250,000    5,727,487
                                                                   ------------
                                                                     15,473,142
                                                                   ------------
 MICHIGAN -- 7.05%
 Michigan State Building Authority Revenue Refunding
  Series I, 6.75%, 10/1/11............................   5,575,000    6,121,629
 Michigan State Hospital Financing Authority Revenue
  Refunding:
  Detroit Medical Center Obligation Group A 6.25%,
   8/15/13............................................   6,750,000    7,233,367
 Royal Oak Hospital Financing Authority Revenue
  Refunding:
  Wm. Beaumont Hospital,
  6.25%, 1/1/11.......................................   5,445,000    6,276,288
  6.25%, 1/1/12.......................................   6,850,000    7,899,626
                                                                   ------------
                                                                     27,530,910
                                                                   ------------
 MINNESOTA -- 5.04%
 Minnesota Housing Finance Agency Revenue:
  Series D, 5.90%, 8/1/15.............................   2,360,000    2,462,636
  Series G, 6.25%, 7/1/26.............................   3,475,000    3,659,766
  Series L, 6.25%, 7/1/27.............................  12,910,000   13,534,069
                                                                   ------------
                                                                     19,656,471
                                                                   ------------
 NEVADA -- 3.03%
 Clark County General Obligation Limited Tax, 7.00%,
  9/1/00..............................................   6,705,000    7,212,032
 Las Vegas General Obligation Refunding Limited Tax,
  6.40%, 10/1/03......................................   2,250,000    2,472,818
 Nevada General Obligation Limited Tax:
  Series C, 5.90%, 4/1/01.............................   1,000,000    1,057,300
  Series A, 6.00%, 5/1/02.............................   1,000,000    1,067,210
                                                                   ------------
                                                                     11,809,360
                                                                   ------------
 NEW JERSEY -- 1.90%
 New Jersey State Transit Fund Authority, 5.00%,
  6/15/04.............................................   7,090,000    7,375,514
                                                                   ------------
 NEW YORK -- 11.16%
 New York City General Obligation Unlimited Tax
  Refunding Series I,
  5.75%, 3/15/07......................................   6,500,000    6,944,665
 New York City General Obligation Unlimited Tax Series
  A, 6.00%, 8/1/06....................................   5,000,000    5,428,800
 New York City Municipal Water Authority Series C,
  (FGIC Insured),
  7.00%, 6/15/16......................................   3,805,000    4,213,162
 New York State Dormitory Authority Revenue Series A,
  5.20%, 5/15/05......................................   4,300,000    4,448,651
 New York State Environment Pollution Control
  Facilities,
  6.50%, 6/15/14......................................     260,000      283,020
  6.50%, 6/15/14......................................   6,740,000    7,375,515
 New York State Location Assistance Corp. Series B,
  7.50%, 4/1/20.......................................   4,255,000    4,775,642
 Tri-Borough Bridge & Tunnel Authority Revenue General
  Purpose Series Y, 5.90%, 1/1/08.....................   9,000,000   10,086,570
                                                                   ------------
                                                                     43,556,025
                                                                   ------------

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            151
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                      FACE AMOUNT MARKET VALUE
                     -----------                      ----------- ------------
 NORTH CAROLINA -- 1.44%
 North Carolina University and College Improvements
  Unlimited Tax General Obligation, 5.00%, 6/1/01.... $ 2,535,000 $  2,622,255
 North Carolina Municipal Power Agency (MBIA
  Insured), 7.25%, 1/1/07............................   2,500,000    3,009,350
                                                                  ------------
                                                                     5,631,605
                                                                  ------------
 OHIO -- 1.07%
 Ohio State Highway Capital Improvements General
  Obligation Unlimited Tax, Series B, 5.00%, 5/1/05..   4,000,000    4,183,760
                                                                  ------------
 PENNSYLVANIA -- 6.11%
 Geisinger Authority Health System Revenue Series A,
  5.50%, 7/1/03......................................   2,895,000    3,052,691
 Pennsylvania Intergovernmental Coop Authority
  Special Tax Revenue
  (FGIC Insured): 6.00%, 6/15/00.....................   7,000,000    7,324,030
 Philadelphia Gas Works Revenue Fourteenth Series
  (CAPMAC Insured), 7.00%, 7/1/02....................  12,090,000   13,491,231
                                                                  ------------
                                                                    23,867,952
                                                                  ------------
 SOUTH CAROLINA -- 2.05%
 Beaufort County School District General Obligation
  Unlimited Tax Series B
  (MBIA Insured), 4.75%, 3/1/03......................   2,800,000    2,873,332
 South Carolina State Public Service Authority
  Revenue Refunding Series A, 5.00%, 7/1/01..........   5,000,000    5,148,650
                                                                  ------------
                                                                     8,021,982
                                                                  ------------
 TENNESSEE -- 2.25%
 Hamilton County General Obligation Unlimited Tax
  Series A,
  5.00%, 5/1/09......................................   3,370,000    3,495,971
 Memphis-Shelby County Airport Authority Revenue
  Refunding,
  6.75%, 9/1/12......................................   2,000,000    2,202,760
 Tennesse State General Obligation Refunding Series
  B, 5.00%, 5/1/00...................................   3,000,000    3,075,270
                                                                  ------------
                                                                     8,774,001
                                                                  ------------
 TEXAS -- 4.20%
 Dallas Independent School District General
  Obligation Unlimited Tax,
  8.70%, 8/1/00......................................   1,000,000    1,113,950
 Harris County Revenue, (AMBAC Insured), Capital
  Appreciation, 8/15/18..............................   7,500,000    2,322,600
 Humble Independent School District General
  Obligation Unlimited Tax Refunding, 6.00%, 2/15/04.   2,035,000    2,199,021
 Texas A&M University Permanent Fund Revenue, 5.60%,
  7/1/05.............................................   5,000,000    5,414,600
 Texas State General Obligation Unlimited Tax
  Refunding Series B,
  5.625%, 10/1/11....................................   5,000,000    5,358,650
                                                                  ------------
                                                                    16,408,821
                                                                  ------------
 VIRGINIA -- 1.41%
 Virginia Beach General Obligation Unlimited Tax
  Series A, 6.85%, 5/1/99............................   1,100,000    1,132,890
 Loudoun County Sanitation Authority Water and Sewer
  Refunding,
  (FGIC Insured), 6.25%, 1/1/16......................   4,000,000    4,368,720
                                                                  ------------
                                                                     5,501,610
                                                                  ------------

                       See Notes to Financial Statements.

    Pegasus Funds
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 WASHINGTON -- 4.13%
 Seattle General Obligation Limited Tax Series A,
 5.75%, 1/15/17....................................... $10,000,000 $ 10,457,600
 Snohomish County Mukilteo Refunding General
  Obligation, (FGIC Insured), 5.70%, 12/1/12..........   5,140,000    5,651,636
                                                                   ------------
                                                                     16,109,236
                                                                   ------------
 WISCONSIN -- 7.35%
 Durand Hospital Facilities Revenue, Chippewa Valley
  Hospital and Nursing Project, 7.10%, 9/1/12.........   5,735,000    6,835,718
 Southeast Professional Revenue, (MBIA Insured),
 Capital Appreciation
  12/15/07............................................   5,000,000    3,185,500
  12/15/09............................................   5,000,000    2,855,800
 Wisconsin Clean Water Revenue Series 2, 6.00%,
 6/1/07...............................................   2,500,000    2,801,475
 Wisconsin General Obligation Unlimited Tax Series B:
  7.00%, 5/1/02.......................................   4,155,000    4,631,620
  7.00%, 5/1/03.......................................   4,625,000    5,245,490
 Wisconsin State Health & Educational Facilities
  Authority Revenue:
  (MBIA Insured), 5.10%, 8/15/05......................   3,000,000    3,119,820
                                                                   ------------
                                                                     28,675,423
                                                                   ------------
TOTAL MUNICIPAL BONDS.................................              389,708,997
                                                                   ------------
 (Cost -- $370,929,391)
TOTAL INVESTMENTS.....................................             $390,339,008
                                                                   ============
 (Cost -- $371,559,402)

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            153
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                                                            FACE      MARKET
                      DESCRIPTION                          AMOUNT      VALUE
                      -----------                          ------     ------
TEMPORARY CASH INVESTMENT -- 4.41%
 Pegasus Michigan Tax-Exempt Money Market Fund Class I
  (in shares)...........................................  3,541,071  $3,541,071
                                                                    -----------
 (Cost -- $3,541,071)
MUNICIPAL BONDS -- 95.59%
 MICHIGAN -- 89.83%
  Allegan Public School District General Obligation
   (AMBAC Insured), Unlimited Tax, 5.75%, 5/1/12........ $  200,000     211,622
  Dearborn Economic Division Oakwood Obligation Group
   Series, 5.60%, 11/15/08..............................  1,690,000   1,828,360
  Dearborn School District, General Obligation,
   Unlimited Tax, 6.00%, 5/1/14.........................  1,000,000   1,068,910
  Dearborn Sewage Disposal Series A (MBIA Insured),
   5.125%, 4/1/14.......................................  1,830,000   1,844,915
  Detroit Local Development Fin. Authority Series A,
   5.375%, 05/1/18......................................  3,850,000   3,887,153
  Detroit Local Development Fin. Authority Series A,
   5.375%, 05/1/21......................................  1,410,000   1,423,607
  Detroit Sewer Disposal Revenue (FGIC Insured), 6.00%,
   7/1/00...............................................  1,225,000   1,282,587
  Detroit Wayne Co. (FGIC Insured), Public Improvements,
   5.50%, 2/1/17........................................  1,800,000   1,864,926
  Dexter Community Schools General Obligation Unlimited
   Tax, 5.80%, 5/1/19...................................  2,000,000   2,109,620
  Dickinson Co. Economic Development Corporation
   Pollution Control Revenue, 5.85%, 10/1/18............  3,000,000   3,120,600
  Eastern Michigan University General Sinking Fund,
   6.375%, 6/1/14.......................................  1,000,000   1,083,350
  Ferndale School District General Obligation (FGIC
   Insured), Unlimited Tax, 5.50%, 5/1/11...............  1,000,000   1,052,240
  Huron Valley School District (FGIC Insured), Unlimited
   Tax, 5.875%, 5/1/16..................................  1,000,000   1,075,200
  Jackson Co. Hospital Finance Authority, 5.25%,
   06/1/23..............................................  3,000,000   2,983,200
  Kalamazoo Economic Development, Friendship Vlg-A:
   6.125%, 5/15/12......................................  1,250,000   1,321,050
   6.125%, 5/15/17......................................    600,000     635,514
  Kalamazoo Hospital Finance Authority Revenue (FGIC
   Insured), 5.25%, 6/1/17..............................  1,000,000     998,750
  Lake Orion Community School District (AMBAC Insured),
   5.80%, 05/1/15.......................................  1,000,000   1,066,040
  Lansing Building Authority (AMBAC Insured), 6.00%,
   6/1/05...............................................  1,000,000   1,105,000
  Livingston Co. General Obligation, Bldg. Authority,
   Limited Tax, 5.80%, 7/1/08...........................  1,330,000   1,465,115
  Marysville Public School District General Obligation,
   Unlimited Tax, 5.60%, 5/1/09.........................    620,000     659,426
  Michigan General Obligation, Environmental Protection
   Program, 6.25%, 11/1/08..............................    450,000     496,845
  Michigan Higher Education Student Loan (AMBAC
   Insured), 5.75%, 6/1/13..............................  1,000,000   1,060,690
  Michigan Municipal Bond Authority Revenue Series A,
   5.70%, 8/1/07........................................  1,145,000   1,222,539
  Michigan Municipal Bond Authority Revenue Series A
   (FGIG Insured), 6.00%, 12/1/13.......................  1,500,000   1,633,845
  Michigan State Hospital Finance Authority Revenue
   (AMBAC Insured), 6.00%, 9/1/11.......................  1,250,000   1,338,513
  Michigan State Hospital Finance Authority Revenue:
   Mercy Mt. Clemens, 6.25%, 5/15/11....................    500,000     531,135
   Daughters of Charity, 5.25%, 11/1/15.................  1,000,000   1,005,270
   Mercy Health Services, 5.375%, 8/15/16...............  1,000,000   1,017,190
   Mercy Health Services, 5.625%, 8/15/16...............  2,000,000   2,079,520
   Detroit Medical Center, 6.50%, 8/15/18...............  2,000,000   2,172,740

                       See Notes to Financial Statements.

    Pegasus Funds
154
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                            FACE      MARKET
                      DESCRIPTION                          AMOUNT      VALUE
                      -----------                          ------     ------
  Michigan State Housing Development Authority Revenue:
   6.375%, 12/1/11...................................... $  750,000 $   801,165
   6.00%, 12/1/15.......................................  4,750,000   4,978,380
  Michigan State University Revenue, 6.25%, 8/15/15.....  2,000,000   2,153,820
  Newaygo Public Schools General Obligation, Unlimited
   Tax, 6.00%, 5/1/12...................................    300,000     322,833
  Norway Vulcan Area Schools, 5.75%, 5/1/13.............    250,000     265,788
  Novi Community Schools, 6.125%, 5/1/13................    750,000     828,982
  Oak Park School District (AMBAC Insured), 6.00%,
   6/1/09...............................................    250,000     270,222
  Ottawa Co. General Obligation, Water Supply System,
   6.00%, 8/1/08........................................  1,950,000   2,100,852
  Perry Public Schools General Obligation, Unlimited
   Tax, 6.00%, 5/1/12...................................    250,000     270,663
  Rockford Public Schools, 5.875%, 5/1/12...............    500,000     532,965
  Rockford Public Schools General Obligation (FGIC
   Insured), Unlimited Tax, 5.25%, 5/1/22...............  2,930,000   2,936,211
  Romulus MI Community General Obligation, 05/1/18......  4,755,000   1,687,597
  Royal Oak Hospital Finance Authority Revenue-William
   Beaumont Hospital-G, 5.60%, 11/15/11.................  2,000,000   2,103,740
  Saranac Community School District, 6.00%, 5/1/13......    250,000     271,283
  Traverse City Area Public School District, Series I,
   5.70%, 5/1/12........................................  2,400,000   2,564,784
  University of Michigan Revenue, 6.20%, 12/1/03........  1,000,000   1,087,050
  University of Michigan Revenue, 5.75%, 12/1/12........    850,000     894,455
  University of Michigan University Revenues, 5.50%,
   12/1/21..............................................    450,000     455,913
  Wayne State University (AMBAC Insured):
   5.50%, 11/15/07......................................  1,000,000   1,061,940
   5.65%, 11/15/15......................................    800,000     832,472
  Wayne Westland Community Schools (FGIC Insured),
   Unlimited Tax, 5.75%, 5/1/11.........................    350,000     370,338
  Western University Revenue (FGIC Insured), 6.25%,
   11/15/12.............................................    250,000     276,648
  Wyoming Public School, 5.875%, 5/1/13.................    350,000     373,439
                                                                    -----------
                                                                     72,087,012
                                                                    -----------
PUERTO RICO -- 5.76%
 Puerto Rico Commonwealth General Obligation (MBIA
  Insured) Unlimited Tax, Public Improvements, 6.25%,
  7/1/12................................................  1,000,000   1,158,200
 Puerto Rico Commonwealth General Obligation, 5.75%,
  7/1/17................................................  3,280,000   3,463,778
                                                                    -----------
                                                                      4,621,978
                                                                    -----------
 TOTAL MUNICIPAL BONDS..................................             76,708,990
                                                                    -----------
 (Cost -- $72,539,658)
TOTAL INVESTMENTS.......................................            $80,250,061
                                                                    ===========
 (Cost -- $76,080,729)

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

(1) ORGANIZATION AND COMMENCEMENT OF OPERATIONS

 The Pegasus Funds (Pegasus or the Funds), was organized as a Massachusetts business trust on April 21, 1987, and registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end investment company. As of December 31, 1997, the Trust consisted of twenty-nine seperate portfolios of which there were twenty asset allocation, equity, bond and municipal bond funds, as described below.

                                    COMMENCEMENT
                                        DATE
                                    ------------
               ASSET ALLOCATION
                FUNDS
               Managed Assets Con-
                servative Fund         1/23/86
               Managed Assets Bal-
                anced Fund              1/1/94
               Managed Assets
                Growth Fund           12/17/96
               EQUITY FUNDS
               Equity Income Fund      1/27/95
               Growth Fund             1/27/95
               Mid-Cap Opportunity
                Fund                    6/1/91
               Small-Cap Opportu-
                nity Fund              1/27/95
               Intrinsic Value
                Fund                    6/1/91
               Growth and Value
                Fund                    6/1/91
               Equity Index Fund       7/10/92
               International Eq-
                uity Fund              12/3/94
               BOND FUNDS
               Intermediate Bond
                Fund                    6/1/91
               Bond Fund                6/1/91
               Short Bond Fund         9/17/94
               Multi Sector Bond
                Fund *                  3/5/93
               International Bond
                Fund                   1/27/95
               High Yield Bond
                Fund                   6/30/97
               MUNICIPAL BOND
                FUNDS
               Municipal Bond Fund      3/1/88
               Intermediate Munic-
                ipal Bond Fund          3/1/88
               Michigan Municipal
                Bond Fund               2/1/93

*On December 31, 1997 the Pegasus Income Fund's name changed to the Pegasus Multi Sector Bond Fund.

  During the period August 23, 1996 through September 23, 1996, various portfolios of Pegasus and the Prairie Funds reorganized pursuant to an Agreement and Plan of Reorganization (the "Plan"). Shareholders of each reorganizing portfolio approved the Plan as required which called for the transfer of the assets, subject to the liabilities, of each Prairie portfolio to the corresponding Pegasus Fund. The Plan also called for the issuance of shares by each Pegasus Fund to the shareholders of the corresponding Prairie Fund, such shares being equal in value to the net assets so transferred.

  In accordance with generally accepted accounting principles, the historical cost of investment securities was carried forward to the surviving fund (the Prairie Fund or Pegasus Fund which is the accounting survivor for performance measurement purposes as noted in the table that follows) and the results of operations for pre-combination periods for the surviving fund were not restated. The financial statements do not reflect the expenses of the reorganization. The combination of the funds was treated as a tax free business combination and accordingly was accounted for by a method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method).

    Pegasus Funds
156

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

  The following table sets forth the date on which such reorganizations occurred and the name of the surviving fund (for the number of shares issued in connection with the various mergers and net assets transferred, see Note 6):

         FORMER                                                  CURRENT
        WOODWARD                FORMER PRAIRIE                   PEGASUS                      DATE OF MERGER/
          FUND                       FUND                         FUND                          NAME CHANGE
-------------------------------------------------------------------------------------------------------------------------
           --            * Managed Assets Income       Managed Assets Conservative September 21, 1996
 * Balanced              Managed Assets                Managed Assets Balanced     August 26, 1996
           --            * Equity Income               Equity Income               September 21, 1996
 Capital Growth          * Growth                      Growth                      August 26, 1996
 * Opportunity                        --               Mid-Cap Opportunity         September 23, 1996
           --            * Special Opportunities       Small-Cap Opportunity       September 21, 1996
 * Intrinsic Value                    --               Intrinsic Value             September 23, 1996
 * Growth and Value                   --               Growth and Value            September 23, 1996
 * Equity Index                       --               Equity Index                September 23, 1996
 * International Equity  International Equity          International Equity        August 26, 1996
 * Intermediate Bond                  --               Intermediate Bond           September 23, 1996
 *Bond                   Bond                          Bond                        August 26, 1996
 * Short Bond                         --               Short Bond                  September 23, 1996
           --            * Intermediate Bond           Multi Sector Bond Fund      September 21, 1996 / December 31, 1997
           --            * International Bond          International Bond          September 21, 1996
 Municipal Bond          * Municipal Bond              Municipal Bond              September 14, 1996
           --            * Intermediate Municipal Bond Intermediate Municipal Bond September 21, 1996
 * Michigan Municipal
  Bond                                --               Michigan Municipal Bond     September 23, 1996

     * Surviving fund for accounting and performance measurement purposes.

  On the date of reorganization, unrealized appreciation (depreciation) transferred from the non-surviving funds amounted to $1,342,149, $43,749,490, $3,808,550, $(796,831), and $1,597,784 for the Prairie Managed Assets, Woodward Capital Growth, Prairie International Equity, Prairie Bond, and Woodward Municipal Bond Funds, respectively. The Woodward Municipal Bond Fund also had a capital loss of $1,078,301 which was transferred into the surviving fund on the reorganization date.

  The number of shares redeemed in connection with the reorganization totaled 877,085, 16,316,879, 13,340,453, 13,043,015 and 9,810,385 for the Prairie
Managed Assets, Woodward Capital Growth, Prairie International Equity, Prairie Bond and Woodward Municipal Bond Funds, respectively.

  On December 12, 1997, the First National Bank of Chicago International Equity Common Trust Fund transferred cash and securities to the Pegasus International Equity Fund in exchange for 2,159,636 Class I shares. On the date of the reorganization unrealized appreciation transferred from the non-surviving fund amounted to $5,338,342.

  The combination of the funds was treated as a tax free business combination and accordingly was accounted for by a method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method).

(2) SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by Pegasus in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. Following generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liablilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Investments
  The Funds value investment securities at market value which is determined by a pricing service based upon quoted market prices or dealer quotes at the close of the respective domestic and foreign securities exchanges.

                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------
Securities for which market prices or dealer quotes are not readily available (including restricted securities) are valued by the investment advisor, First Chicago NBD Investment Management Company (FCNIMCO), in accordance with procedures approved by the Board of Trustees. Fixed income securities (other than fixed income municipal securities) are valued at the closing bid price as estimated by an independent pricing service. Fixed income municipal securities for which quoted bid and ask prices are readily available are valued at the mean between the quoted bid prices (as obtained by the pricing service from dealers in such securities) and ask prices (as calculated by the pricing service based upon its evaluation of the market for such securities). Fixed income securities with maturities less than 60 days are carried at amortized cost, which approximates market value. Shares of open-end management investment companies (mutual funds) in which the Funds invest are valued at their respective net asset values as determined under the Act. Such mutual funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees of the underlying mutual fund. Money market funds in which the funds also invest generally value securities in their portfolios on an amortized cost basis, which approximates market value.

  Investment security purchases and sales are recorded as of the trade date.

  Pegasus invests in securities subject to repurchase agreements. Such transactions are entered into only with institutions included on the Federal Reserve System's list of institutions with whom the Federal Reserve Open Market Desk will do business. FCNIMCO, acting under the supervision of the Board of Trustees, has established the following additional policies and procedures relating to Pegasus' investments in securities subject to repurchase agreements:
1) the value of the underlying collateral is required to equal or exceed 102% of the funds advanced under the repurchase agreement including accrued interest; 2) collateral is marked to market daily by FCNIMCO to assure its value remains at least equal to 102% of the repurchase agreement amount; and 3) funds are not disbursed by Pegasus or its agent unless collateral is presented or acknowledged by the collateral custodian.

 Restricted Securities
  The High Yield Bond Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities in the High Yield Bond Fund amounted to $8,735,031 or 18% of the Fund's net assets.

 Investment Income
  Interest income is recorded daily on the accrual basis adjusted for amortization of premium and accretion of discount on debt instruments. Bond premiums and discounts are amortized/accreted under the effective interest rate method as required by the Internal Revenue Code (the Code) and generally accepted accounting principles. For mortgage-backed securities, as prepayments on the underlying mortgages increase or decrease the expected life, the yield is adjusted to amortize/accrete the security to its new expected life. Dividends are recorded on the ex-dividend date.

  The High Yield Bond Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the Fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. None of the Fund's debt obligations were in non-accrual status at December 31, 1997 or for the period then ended.

  For the International Equity Fund, dividends are recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. For the International Equity Fund and the International Bond Fund, investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.


    Pegasus Funds
158

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------
 Forward Foreign Currency Contracts
  The International Equity Fund and the International Bond Fund may enter into forward foreign currency contracts which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked-to-market" daily using the prevailing exchange rate and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was entered into and the value at the time it was closed.

  The International Equity Fund and the International Bond Fund may enter into forward foreign currency contracts with the objective of minimizing its risk from adverse changes in the relationship between currencies or to enhance income. The International Equity Fund and the International Bond Fund may also enter into a forward contract in a foreign currency in order to "lock in" the U.S. dollar price of a security or the U.S. dollar equivalent of such dividend or interest payments.

  These contracts involve market risk in excess of the amounts reflected in the International Equity Fund's and the International Bond Fund's Statement of Assets and Liabilities. The face or contract amount in U.S. dollars, as reflected in notes to the Portfolio of Investments, reflects the total exposure the Fund has in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

 Futures contracts
  The Funds may enter into futures contracts for the purpose of hedging against changes in the value of their portfolio securities or in securities they intend to purchase. The Equity Funds may also enter into stock index futures contracts as a substitute for comparable market positions in the underlying securities. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Futures contracts are valued based upon their quoted daily closing prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. The daily change in the value of the contract is recorded as an unrealized gain or loss. Futures contracts open at December 31, 1997 and their related unrealized market appreciation (depreciation) are set forth in the notes to the Portfolio of Investments.

  There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with the change in value of the hedged investments.

 Foreign Currency Translations
  The accounting records of the International Equity Fund and the International Bond Fund are maintained in U.S. dollars. Foreign currency-denominated assets and liabilities are "marked-to-market" daily using the prevailing exchange rate and the change in value is recorded as an unrealized gain or loss. Upon receipt or payment, a realized gain or loss is recorded equal to the difference between the original value and the settlement value of the asset or liability. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at prevailing exchange rates on the respective dates of the transactions.

  In both the International Equity Fund and the International Bond Fund, net realized gains and losses on foreign currency transactions represent gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates on securities transactions and between the ex, pay and settlement dates on dividend income. In the International Bond Fund, the effects of changes in foreign currency exchange rates on investments in securities are included within the net realized foreign exchange gain or loss on securities sold and net unrealized foreign exchange gain or loss on investment securities held. In the International Equity Fund, exchange rate fluctuations on investments are not segregated in the statement of operations from changes arising in market price

                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------
movements but are instead included within the net realized gain or loss on securities sold and net unrealized gain or loss on investment securities held.

 Federal Income Taxes
  It is Pegasus' policy to comply with the requirements of Subchapter M of the Code, as amended, applicable to regulated investment companies and to distribute net investment income and realized gains to its shareholders. Therefore, no federal income tax provision is required in the accompanying financial statements.

  Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, redemptions in-kind, wash sales and post-October 31 capital losses. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the net investment income or realized gains were recorded by the Fund. Certain book-to-tax timing differences for the Funds are reflected as excess distributions in the Statements of Changes in Net Assets. These distributions do not constitute a tax return of capital.

  During the year ended December 31, 1997, the Mid-Cap Opportunity, Intrinsic Value and Equity Index Funds made redemptions in-kind to shareholders which resulted in GAAP-basis realized gains of approximately $2 million, $2 million and $115 million, respectively. For tax purposes these realized gains were distributed only to the redeeming shareholders with the transfer of specific fund assets. These transactions resulted in permanent book-tax differences that were reclassified to paid-in capital in the respective funds.

  As of December 31, 1997, the following Pegasus Funds had capital loss carryforwards and related expiration dates as follows:

            FUND          2002        2003       2004       2005       TOTAL
     --------------------------------------------------------------------------
        Bond           $15,197,602 $1,041,792 $      --  $      --  $16,239,394
        Intermediate
         Bond            3,896,190  2,190,497    168,406        --    6,255,093
        Municipal
         Bond                  --         --     307,645        --      307,645
        Michigan Mu-
         nicipal Bond       29,400        --      94,571    144,655     268,626
        International
         Equity                --      97,147  1,083,369  6,436,160   7,616,676

 Shareholder Dividends
  Dividends from net investment income are declared and paid quarterly by the Equity Funds (with the exception of the Managed Assets Conservative and Equity Income Funds which pay dividends monthly) and monthly by the Bond Funds. Net realized capital gains are distributed annually. Distributions from net investment income and net realized gains are made during each year to avoid the 4% excise tax imposed on regulated investment companies by the Code. However, to the extent that net realized capital gains of a Fund can be reduced by capital loss carryforwards, if any, such gains will not be distributed.

 Deferred Organization Costs
  Organization costs are amortized on a straight-line basis over the five year period beginning with the commencement of operations of each portfolio.

 Concentration of Risk
  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and price more volatile than those of comparable U.S. companies and U.S. government securities.

  While the International Equity Fund has a diversified investment portfolio, it currently has investments in excess of 10% in Banks (15.26%).

    Pegasus Funds
160

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

  Although the Intermediate Municipal Bond Fund has a diversified investment portfolio, it currently has investments in excess of 10% of its total investments in the States of Colorado and New York. Although the Municipal Bond Fund has a diversified investment portfolio it currently has investments in excess of 10% in each of the States of Florida, Illinois and Texas. The Michigan Municipal Bond Fund does not have a diversified portfolio since 94% of its investments are within the State of Michigan. Such concentrations within a particular state may subject the funds more significantly to economic changes occurring within those states.

 Expenses
  Expenses directly attributable to a Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on the basis of relative average daily net assets. Fund expenses directly attributable to a class of shares are charged to that class; expenses which are applicable to all classes are allocated among them.

  Pegasus monitors the rate at which expenses are charged to ensure that a proper amount of expense is charged to income each year. This percentage is subject to revision if there is a change in the estimate of the future net assets of Pegasus or a change in expectations as to the level of actual expenses.

 When Issued/To Be Announced (TBA) Securities
  The Bond Funds may purchase securities on a "when issued" basis. These securities have been registered by a municipality or government agency, but have not yet been issued to the public. These transactions involve a commitment by the Funds to purchase particular securities, with payment and delivery taking place at a future date, for which all specific information, such as the face amount and maturity date of such investment security, is not known at the time of the trade. These transactions are subject to market fluctuations and the risk that the value at delivery may be more or less than the purchase price at which the transactions were entered. The current value of these securities is determined in the same manner as that of other portfolio securities. Although the Bond Funds generally purchase these securities with the intention of acquisition, such securities may be sold before the settlement date.

 Multiple Classes of Capital Shares of Beneficial Interest
  The Funds offer Class A, Class B and Class I shares. Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on relative net assets. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares automatically convert to Class A shares at the beginning of the eighth year (the third year in the case of the Short Bond Fund and the seventh year in the case of the Equity Index, Multi Sector Bond, Intermediate Bond and Intermediate Municipal Bond Funds) after the date of purchase.

(3) INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  FCNIMCO is the investment advisor pursuant to the Advisory Agreement whereby FCNIMCO has agreed to provide the day-to-day management of each of the Fund's investments. For its advisory services to Pegasus, FCNIMCO is entitled to a fee, computed daily and payable monthly.

  The Trust has a Co-Administration Agreement with NBD Bank, FCNIMCO and BISYS Fund Services (collectively, the "Co-Administrators") pursuant to which the Co-Administrators have agreed to assist in all aspects of the Funds' operations for an administration fee, at an annual rate of 0.15% of each Fund's average daily net assets.

  Federated Investment Counseling (Federated) is the sub-advisor of the High Yield Bond Fund's investments. For its services, Federated is entitled to a monthly fee at the following annual rates, which vary according to the level of assets: 0.50% on the first $30 million of average daily net assets, 0.40% on the next $20

                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------
million, 0.30% on the next $25 million, 0.25% on the next $25 million and 0.20% of the Fund's average daily net assets in excess of $100 million. The Sub-Adviser's fee is paid by FCNIMCO and not by the Fund.

  BISYS serves as the Fund's principal underwriter and distributor of the Funds' shares.

  NBD Bank, an affiliate of FCNIMCO, is also compensated for its services as Pegasus' custodian and for certain transfer agent services and is reimbursed for certain out of pocket expenses incurred on behalf of Pegasus.

  Pegasus maintains an unfunded, nonqualified deferred compensation plan. This plan allows for an individual trustee to elect to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

  The Funds may invest in mutual funds sponsored and managed by FCNIMCO, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate fees, the FCNIMCO remits to each Fund an amount equal to all fees assessed on the assets invested in such funds, with the exception of the Managed Assets Conservative, Managed Assets Balanced and Managed Assets Growth funds whereby FCNIMCO only reimburses the investment management and administration fees.

(4) INVESTMENT SECURITIES TRANSACTIONS

  The following summarizes the securities transactions entered into by the Funds, excluding short-term investments, for the period ended December 31, 1997:

                                                                  FEDERAL TAX
                                        PURCHASES      SALES          COST
-------------------------------------------------------------------------------
Managed Assets Conservative........... $ 40,341,598 $ 59,254,596 $  112,247,490
Managed Assets Balanced...............  168,533,083      676,816    249,037,958
Managed Assets Growth.................   11,045,897    1,637,915     13,040,656
Equity Income.........................  121,797,611  183,282,803    258,050,039
Growth................................  137,116,808  194,641,315    411,832,684
Mid-Cap Opportunity...................  374,106,956  328,208,028    710,899,972
Small-Cap Opportunity.................  162,850,376  103,262,342    194,340,334
Intrinsic Value.......................  321,863,258  177,337,465    505,182,618
Growth and Value......................  317,644,482  281,270,106    746,269,806
Equity Index..........................  112,828,659  357,629,195    515,031,297
International Equity..................  102,472,916   15,328,261    462,593,667
Intermediate Bond.....................  197,878,347  120,072,503    509,673,358
Bond..................................  395,565,675  134,533,596  1,173,876,259
Short Bond............................  192,723,312  128,229,945    236,334,002
Multi Sector Bond.....................   52,960,229  147,896,739     97,838,368
International Bond....................   39,575,181    3,043,125     90,706,670
High Yield Bond.......................   49,657,409    3,227,772     48,378,807
Municipal Bond........................  132,441,301  119,758,013    360,198,033
Intermediate Municipal Bond...........  141,560,019  145,399,341    371,559,402
Michigan Municipal Bond...............   40,537,180   24,862,664     76,080,729

    Pegasus Funds
162

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

 At December 31, 1997, accumulated net unrealized appreciation (depreciation) on investments based on Federal Tax cost was as follows:

                                                                  NET UNREALIZED
                                        UNREALIZED   UNREALIZED    APPRECIATION
                                       APPRECIATION DEPRECIATION  (DEPRECIATION)
--------------------------------------------------------------------------------
Managed Assets Conservative........... $  3,618,681 $(1,380,733)   $  2,237,948
Managed Assets Balanced...............    8,428,869  (3,649,136)      4,779,733
Managed Assets Growth.................      249,678    (271,595)        (21,917)
Equity Income.........................   63,465,878  (2,483,521)     60,982,357
Growth................................  257,532,339 (26,573,715)    230,958,624
Mid-Cap Opportunity...................  352,836,966 (13,984,328)    338,852,638
Small Cap Opportunity.................   54,405,730  (7,079,366)     47,326,364
Intrinsic Value.......................  125,136,591  (5,063,566)    120,073,025
Growth and Value......................  331,688,541 (15,732,599)    315,955,942
Equity Index..........................  331,678,222 (12,346,330)    319,331,892
International Equity*.................  114,013,139 (62,037,595)     51,975,544
Intermediate Bond.....................   15,912,994  (4,962,162)     10,950,832
Bond..................................   58,303,134 (14,339,522)     14,418,474
Short Bond............................    1,207,358    (105,147)      1,102,211
Multi Sector Bond.....................    3,857,601     (12,786)      3,844,815
International Bond*...................      814,024  (5,611,062)     (4,797,038)
High Yield Bond.......................      829,479    (230,334)        599,145
Municipal Bond........................   25,383,385      (7,303)     25,376,082
Intermediate Municipal Bond...........   18,779,606          --      18,779,606
Michigan Municipal Bond...............    4,169,332          --       4,169,332

*For the International Equity and International Bond Funds, the gross unrealized appreciation and depreciation is inclusive of foreign exchange gain and loss on foreign equity and bond holdings.

(5) EXPENSES

 For the year ended December 31, 1997 FCNIMCO voluntarily agreed to reimburse a portion of the operating expenses of the Funds to the extent that the Funds' expenses exceeded the following amounts (as a percentage of each Fund's average net assets). Under the terms of the Investment Advisory Agreement, the Investment Adviser is entitled to a monthly fee as a percentage of each Fund's daily net assets. Each Fund's current contractual fee for advisory services is also set forth below.

                                                                       CURRENT
                                                                     CONTRACTUAL
                                                                      ADVISORY
                                             CLASS A CLASS B CLASS I  FEE RATE
--------------------------------------------------------------------------------
Managed Assets Conservative.................  1.25%   2.00%   1.00%     0.65%
Managed Assets Balanced.....................  1.25%   2.00%   1.00%     0.65%
Managed Assets Growth.......................  1.25%   2.00%   1.00%     0.65%
Equity Income...............................  1.22%   1.97%   0.97%     0.50%
Growth......................................  1.23%   1.98%   0.98%     0.60%
Mid-Cap Opportunity.........................  1.29%   2.04%   1.04%     0.60%
Small Cap Opportunity.......................  1.47%   2.22%   1.22%     0.70%
Intrinsic Value.............................  1.23%   1.98%   0.98%     0.60%
Growth and Value............................  1.10%   1.85%   0.85%     0.60%
Equity Index................................  0.63%   1.38%   0.38%     0.10%
International Equity........................  1.42%   2.17%   1.17%     0.80%
Intermediate Bond...........................  1.00%   1.75%   0.75%     0.40%
Bond........................................  1.00%   1.75%   0.75%     0.40%
Short Bond..................................  0.82%   1.57%   0.57%     0.35%
Multi Sector Bond...........................  0.97%   1.72%   0.72%     0.40%
International Bond..........................  1.15%   1.90%   0.90%     0.70%
High Yield Bond.............................  1.22%   1.97%   0.97%     0.70%
Municipal Bond..............................  1.00%   1.75%   0.75%     0.40%
Intermediate Municipal Bond.................  0.93%   1.68%   0.68%     0.40%
Michigan Municipal Bond.....................  0.91%   1.66%   0.66%     0.40%

                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

 The Funds' Class A shares and Class B shares have a Shareholder Services Plan (the Plan) pursuant to which the Funds pay BISYS (the Distributor) a fee, at an annual rate not to exceed 0.25% of the value of the average daily net assets of the outstanding Class A shares and Class B shares. Pursuant to the terms of the Plan, the Distributor has agreed to provide certain shareholder services to the holders of these shares. Additionally, under the terms of the Plan, the Distributor may make payments to other shareholder service agents which may include FCNIMCO, and its affiliates. For the period ended December 31, 1997, the Funds paid the following amounts under the Plan to BISYS:

                                    AMOUNTS PAID
      ------------------------------------------
       Managed Assets Conservative    $212,369
       Managed Assets Balanced         227,499
       Managed Assets Growth            11,202
       Equity Income                    39,117
       Growth                          102,466
       Mid-Cap Opportunity             377,064
       Small-Cap Opportunity            31,794
       Intrinsic Value                 124,239
       Growth and Value                258,071
       Equity Index                    255,632
       International Equity             50,089
       Intermediate Bond                63,128
       Bond                            184,522
       Short Bond                        5,214
       Multi Sector Bond                21,248
       International Bond               11,192
       High Yield Bond                  10,707
       Municipal Bond                   79,751
       Intermediate Municipal Bond      48,926
       Michigan Municipal Bond          45,519

    Pegasus Funds
164

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

 The Funds' Class B shares have a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (12b-1 Plan) pursuant to which the Funds have agreed to pay the Distributor for advertising, marketing and distributing Class B shares of the Funds at an annual rate of 0.75% of the average daily net assets of the Funds' outstanding Class B shares. Under the terms of the 12b-1 Plan, the Distributor may make payments to FCNIMCO, and its affiliates with respect to these services. A contingent deferred sales charge (CDSC) payable to the Distributor is imposed on redemptions of Class B shares depending on the number of years such shares were held by the investor. For the period ended December 31, 1997, the Funds made the following payments under the 12b-1 Plan, all of which was retained by the Distributor:

                                    12B-1 FEES PAID CDSC PAID
      -------------------------------------------------------
       Managed Assets Conservative      $65,931      $17,704
       Managed Assets Balanced           36,033        8,652
       Managed Assets Growth             17,451        2,481
       Equity Income                     16,641        4,356
       Growth                             9,894        4,042
       Mid-Cap Opportunity               11,805        2,417
       Small-Cap Opportunity              5,247          437
       Intrinsic Value                   10,205        5,337
       Growth and Value                  15,857        5,370
       Equity Index                       5,793          591
       International Equity              10,134          345
       Intermediate Bond                  1,750          426
       Bond                               9,794        5,482
       Short Bond                           856          596
       Multi Sector Bond                  3,141        1,830
       International Bond                   536           74
       High Yield Bond                      536           36
       Municipal Bond                     6,553        2,648
       Intermediate Municipal Bond        4,878          740
       Michigan Municipal Bond            2,218        1,119

                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(6) CAPITAL SHARE TRANSACTIONS

 Transactions in amounts and shares of the Funds are summarized below:

                        MANAGED ASSETS CONSERVATIVE FUND                    MANAGED ASSETS BALANCED FUND
              -------------------------------------------------------------------------------------------------------
                    FOR THE YEAR ENDED      FOR THE YEAR ENDED       FOR THE YEAR ENDED        FOR THE YEAR ENDED
                    DECEMBER 31, 1997        DECEMBER 31, 1996        DECEMBER 31, 1997        DECEMBER 31, 1996
              -------------------------------------------------------------------------------------------------------
                    AMOUNT       SHARES      AMOUNT      SHARES       AMOUNT       SHARES      AMOUNT       SHARES
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued     $31,316,561   2,016,301  $20,672,516  1,371,854  $123,331,478  10,106,283  $ 8,045,626     678,833
Shares issued in
 connection with
 merger                    --          --           --         --            --          --    9,463,276     852,362
Dividends rein-
 vested            11,601,787     765,341    2,427,504    161,494    13,209,034   1,100,235    1,198,810     104,708
Shares redeemed   (19,010,963) (1,222,958)  (8,804,666)  (591,724)  (19,705,519) (1,614,532)  (2,536,126)   (221,289)
---------------------------------------------------------------------------------------------------------------------
Net Increase      $23,907,385   1,558,684  $14,295,354    941,624  $116,834,993   9,591,986  $16,171,586   1,414,614
---------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued     $ 7,513,031     482,687  $ 3,312,172    232,887  $  8,381,742     606,921  $ 1,011,447      79,339
Shares issued in
 connection with
 merger                    --          --           --         --            --          --      807,188      66,363
Dividends rein-
 vested             1,365,334      90,169      147,221      9,748       757,299      56,894       30,419       2,357
Shares redeemed      (806,131)    (52,379)    (280,570)   (18,618)     (781,286)    (56,066)      (6,339)       (515)
---------------------------------------------------------------------------------------------------------------------
Net Increase      $ 8,072,234     520,477  $ 3,178,823    224,017  $  8,357,755     607,749  $ 1,842,715     147,544
---------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued     $17,213,041   1,103,175  $   913,493     59,257  $ 54,963,342   4,828,990  $47,908,377   4,195,205
Shares issued in
 connection with
 merger                    --          --           --         --            --          --      435,984      39,271
Dividends rein-
 vested             1,051,898      69,270       11,882        782    11,078,389     924,980    8,382,967     741,471
Shares redeemed    (9,054,523)   (582,695)    (784,575)   (51,259)  (72,178,198) (5,944,348) (41,766,635) (3,653,436)
---------------------------------------------------------------------------------------------------------------------
Net Increase
 (decrease)       $ 9,210,416     589,750  $   140,800      8,780  $ (6,136,467)   (190,378) $14,960,693   1,322,511
---------------------------------------------------------------------------------------------------------------------
Net Increase in
 Fund             $41,190,035   2,668,911  $17,614,977  1,174,421  $119,056,281  10,009,357  $32,974,994   2,884,669
---------------------------------------------------------------------------------------------------------------------

                          MANAGED ASSETS GROWTH FUND
              ---------------------------------------------------
                   FOR THE YEAR ENDED       DECEMBER 17, 1996
                    DECEMBER 31, 1997     TO DECEMBER 31, 1996
              -------------------------------------------------------------------------------------------------------
                    AMOUNT      SHARES      AMOUNT     SHARES
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued     $ 5,803,931    520,583  $    75,494     7,476
Shares issued in
 connection with
 merger                    --         --           --        --
Dividends rein-
 vested               110,631      9,677           --        --
Shares redeemed      (447,060)   (40,532)          --        --
---------------------------------------------------------------------------------------------------------------------
Net Increase      $ 5,467,502    489,728  $    75,494     7,476
---------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued     $ 5,710,882    519,712  $    16,600     1,659
Shares issued in
 connection with
 merger                    --         --           --        --
Dividends rein-
 vested               106,258      9,416           --        --
Shares redeemed       (89,261)    (7,937)          --        --
---------------------------------------------------------------------------------------------------------------------
Net Increase      $ 5,727,879    521,191  $    16,600     1,659
---------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued     $   743,108     64,957  $   586,711    58,671
Shares issued in
 connection with
 merger                    --         --           --        --
Dividends rein-
 vested                     4          0           --        --
Shares redeemed            --         --           --        --
---------------------------------------------------------------------------------------------------------------------
Net Increase
 (decrease)       $   743,112     64,957  $   586,711    58,671
---------------------------------------------------------------------------------------------------------------------
Net Increase in
 Fund             $11,938,493  1,075,876  $   678,805    67,806
---------------------------------------------------------------------------------------------------------------------

    Pegasus Funds
166

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(6) CAPITAL SHARE TRANSACTIONS -- (CONTINUED)

                               EQUITY INCOME FUND                                     GROWTH FUND
                  ------------------------------------------------  ---------------------------------------------------
                    FOR THE YEAR ENDED       FOR THE YEAR ENDED        FOR THE YEAR ENDED        FOR THE YEAR ENDED
                    DECEMBER 31, 1997        DECEMBER 31, 1996         DECEMBER 31, 1997          DECEMBER 31, 1996
                  -----------------------  -----------------------  -------------------------  ------------------------
                    AMOUNT       SHARES      AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued     $ 6,572,559     468,697  $10,514,014     807,914  $ 40,045,445    2,775,581  $ 13,304,437   1,069,316
Shares issued in
connection with
merger                     --          --           --          --            --           --     5,930,465     512,787
Dividends rein-
vested              1,844,995     139,990      739,802      56,518     2,790,818      182,621       981,447      83,551
Shares redeemed    (8,712,198)   (619,931)  (1,604,818)   (124,553)   (9,366,705)    (646,661)   (2,311,238)   (186,293)
------------------------------------------------------------------------------------------------------------------------
Net Increase
(Decrease)        $  (294,644)    (11,244) $ 9,648,998     739,879  $ 33,469,558    2,311,541  $ 17,905,111   1,479,361
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued     $ 1,438,787     101,560  $ 1,203,263      94,541  $  1,483,297      101,867  $    775,074      62,310
Shares issued in
connection with
merger                     --          --           --          --            --           --            --          --
Dividends rein-
vested                427,616      32,598      133,696      10,252        93,456        6,193       101,531       8,762
Shares redeemed      (457,543)    (34,137)    (152,379)    (11,467)     (640,490)     (49,812)      (79,233)     (6,367)
------------------------------------------------------------------------------------------------------------------------
Net Increase
(Decrease)        $ 1,408,860     100,021  $ 1,184,580      93,326  $    936,263       58,248  $    797,372      64,705
------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued     $28,432,275   2,026,742  $28,951,934   2,290,749  $ 78,761,960    5,522,672  $ 38,409,031   3,188,898
Shares issued in
connection with
merger                     --          --           --          --            --           --   222,424,201  19,236,854
Dividends rein-
vested             34,772,811   2,674,370   16,347,833   1,253,457    23,951,009    1,567,312    30,380,321   2,552,247
Shares redeemed   (69,797,438) (5,065,466) (39,544,438) (3,063,638) (155,347,564) (10,934,920)  (90,415,801) (7,318,686)
------------------------------------------------------------------------------------------------------------------------
Net Increase
(Decrease)        $(6,592,352)   (364,354) $ 5,755,329     480,568  $(52,634,595)  (3,844,936) $200,797,752  17,659,313
------------------------------------------------------------------------------------------------------------------------
Net Increase
(Decrease) in
Fund              $(5,478,136)   (275,577) $16,588,907   1,313,773  $(18,228,774)  (1,475,147) $219,500,235  19,203,379
------------------------------------------------------------------------------------------------------------------------

                              MID-CAP OPPORTUNITY FUND
                  -----------------------------------------------------
                     FOR THE YEAR ENDED         FOR THE YEAR ENDED
                     DECEMBER 31, 1997          DECEMBER 31, 1996
                  -------------------------- --------------------------
                     AMOUNT       SHARES        AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued     $130,158,919    6,412,767  $ 17,574,218    1,006,225
Shares issued in
connection with
merger                      --           --            --           --
Dividends rein-
vested              13,953,980      672,278     6,227,247      355,667
Shares redeemed    (21,535,955)  (1,077,836)  (15,056,564)    (907,440)
------------------------------------------------------------------------------------------------------------------------
Net Increase
(Decrease)        $122,576,944    6,007,209  $  8,744,901      454,452
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued     $  3,558,244      329,955  $    152,182       15,014
Shares issued in
connection with
merger                      --           --            --           --
Dividends rein-
vested                 388,813       37,100        10,897        1,143
Shares redeemed        (93,380)      (8,506)           --           --
------------------------------------------------------------------------------------------------------------------------
Net Increase
(Decrease)        $  3,853,677      358,549  $    163,079       16,157
------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued     $207,175,566   10,476,135  $133,986,518    8,000,078
Shares issued in
connection with
merger                      --           --            --           --
Dividends rein-
vested              46,220,847    2,224,010    39,593,425    2,261,096
Shares redeemed   (253,407,120) (12,783,438) (167,383,102) (10,003,854)
------------------------------------------------------------------------------------------------------------------------
Net Increase
(Decrease)        $    (10,707)     (83,293) $  6,196,841      257,320
------------------------------------------------------------------------------------------------------------------------
Net Increase
(Decrease) in
Fund              $126,419,914    6,282,465  $ 15,104,821      727,929
------------------------------------------------------------------------------------------------------------------------

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(6) CAPITAL SHARE TRANSACTIONS -- (CONTINUED)

                            SMALL-CAP OPPORTUNITY FUND                            INTRINSIC VALUE FUND
                  -------------------------------------------------  --------------------------------------------------
                    FOR THE YEAR ENDED        FOR THE YEAR ENDED       FOR THE YEAR ENDED        FOR THE YEAR ENDED
                     DECEMBER 31, 1997        DECEMBER 31, 1996         DECEMBER 31, 1997         DECEMBER 31, 1996
                  ------------------------  -----------------------  ------------------------  ------------------------
                     AMOUNT       SHARES      AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued     $ 16,824,149   1,022,192  $ 6,588,789     492,296  $ 60,372,454   3,925,383  $  3,778,042     260,687
Shares issued in
connection with
merger                      --          --           --          --            --          --            --          --
Dividends rein-
vested               1,650,556     102,839      548,267      40,137     6,149,882     394,556     1,427,772     106,716
Shares redeemed     (3,824,714)   (251,988)  (1,261,317)    (98,737)  (10,129,328)   (667,288)   (3,069,127)   (237,189)
------------------------------------------------------------------------------------------------------------------------
Net increase
(Decrease)        $ 14,649,991     873,043  $ 5,875,739     433,696  $ 56,393,008   3,652,651  $  2,136,687     130,214
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued     $  1,618,901      99,977  $    88,109       6,603  $  2,966,956     260,864  $    175,620  $   17,119
Shares issued in
connection with
merger                      --          --           --          --            --          --            --          --
Dividends rein-
vested                 125,301       7,951        8,638         638       291,301      25,987         6,860         678
Shares redeemed        (29,610)     (1,796)      (5,113)       (378)     (122,704)    (10,630)           --          --
------------------------------------------------------------------------------------------------------------------------
Net Increase      $  1,714,592     106,132  $    91,634       6,863  $  3,135,553     276,221  $    182,480      17,797
------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued     $ 78,449,597   4,974,079  $26,677,330   1,999,204  $190,470,760  12,535,439  $124,592,078   9,559,515
Shares issued in
connection with
merger                      --          --           --          --            --          --            --          --
Dividends rein-
vested              12,026,693     741,015    7,414,201     538,441    35,700,516   2,291,818    20,133,650   1,500,223
Shares redeemed    (21,124,571) (1,399,602) (13,774,348) (1,044,928)  (97,234,985) (6,443,872)  (65,319,700) (5,010,787)
------------------------------------------------------------------------------------------------------------------------
Net Increase
(Decrease)        $ 69,351,719   4,315,492  $20,317,183   1,492,717  $128,936,291   8,383,385  $ 79,406,028   6,048,951
------------------------------------------------------------------------------------------------------------------------
Net Increase in
Fund              $ 85,716,302   5,294,667  $26,284,556   1,933,276  $188,464,852  12,312,257  $ 81,725,195   6,196,962
------------------------------------------------------------------------------------------------------------------------

                                GROWTH AND VALUE FUND
                  ------------------------------------------------------
                     FOR THE YEAR ENDED          FOR THE YEAR ENDED
                      DECEMBER 31, 1997          DECEMBER 31, 1996
                  --------------------------- --------------------------
                     AMOUNT        SHARES        AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued     $  94,486,592    5,899,852  $ 10,751,493      754,822
Shares issued in
connection with
merger                       --           --            --           --
Dividends rein-
vested               12,755,356      781,070     5,837,373      408,916
Shares redeemed     (15,125,603)    (944,388)  (10,821,842)    (772,283)
------------------------------------------------------------------------------------------------------------------------
Net increase
(Decrease)        $  92,116,345    5,736,534  $  5,767,024      391,455
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued     $   4,612,966      444,913       180,906       17,956
Shares issued in
connection with
merger                       --           --            --           --
Dividends rein-
vested                  517,650       50,518        15,917        1,688
Shares redeemed        (145,758)     (13,846)           --           --
------------------------------------------------------------------------------------------------------------------------
Net Increase      $   4,984,858      481,585  $    196,823       19,644
------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued     $ 246,403,685   15,691,586  $131,866,602    9,320,587
Shares issued in
connection with
merger                       --           --            --           --
Dividends rein-
vested               58,038,310    3,548,746    61,731,381    4,321,440
Shares redeemed    (262,615,759) (16,528,740) (195,990,296) (13,908,643)
------------------------------------------------------------------------------------------------------------------------
Net Increase
(Decrease)        $  41,826,236    2,711,592  $ (2,392,313)    (266,616)
------------------------------------------------------------------------------------------------------------------------
Net Increase in
Fund              $ 138,927,439    8,929,711  $  3,571,534      144,483
------------------------------------------------------------------------------------------------------------------------

    Pegasus Funds
168

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(6) CAPITAL SHARE TRANSACTIONS -- (CONTINUED)

                                   EQUITY INDEX FUND                                 INTERNATIONAL EQUITY FUND
         --------------------------------------------------------------------------------------------------------------------
                      FOR THE YEAR ENDED          FOR THE YEAR ENDED        FOR THE YEAR ENDED        FOR THE YEAR ENDED
                      DECEMBER 31, 1997           DECEMBER 31, 1996          DECEMBER 31, 1997         DECEMBER 31, 1996
         --------------------------------------------------------------------------------------------------------------------
                      AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT       SHARES       AMOUNT       SHARES
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued     $  168,016,201    8,416,137  $ 31,278,886    1,926,716  $ 18,567,566   1,519,426  $  5,469,113     471,883
Shares issued in
connection with
merger                        --           --            --           --            --          --     5,000,559     437,253
Dividends
reinvested             5,805,194      273,337       729,306       43,478       151,571      12,294        25,480       2,217
Shares redeemed      (32,929,404)  (1,733,288)   (2,209,647)    (143,624)   (3,047,589)   (247,544)     (925,372)    (80,361)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase      $  140,891,991    6,956,186  $ 29,798,545    1,826,570  $ 15,671,548   1,284,176  $  9,569,780     830,992
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued     $    1,287,388      104,699  $    110,553       10,532  $    811,445      70,622  $    207,457      19,628
Shares issued in
connection with
merger                        --           --            --           --            --          --       902,000      83,241
Dividends
reinvested                71,089        5,457         1,742          164  $      7,275         630         3,879         363
Shares redeemed          (57,785)      (4,457)           --           --      (201,965)    (18,241)      (12,832)     (1,174)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase      $    1,300,692      105,699  $    112,295       10,696  $    616,755      53,011  $  1,100,504     102,058
-----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued     $  146,097,054    7,485,701  $399,191,656   26,322,675  $144,396,799  12,175,388  $156,316,681  13,690,888
Shares issued in
connection with
merger                        --           --            --           --    25,851,101   2,159,636   139,065,560  12,158,206
Dividends
reinvested            16,894,585      811,344    24,591,838    1,507,939     1,488,912     120,663     1,166,795     101,789
Shares redeemed     (524,752,379) (28,171,388) (235,108,926) (15,057,677)  (89,221,490) (7,329,317)  (28,938,741) (2,506,907)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase
(decrease)        $ (361,760,740) (19,874,343) $188,674,568   12,772,937  $ 82,515,322   7,126,370  $267,610,295  23,443,976
-----------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease) in
Fund              $ (219,568,057) (12,812,458) $218,585,408   14,610,203  $ 98,803,625   8,463,557  $278,280,579  24,377,026
-----------------------------------------------------------------------------------------------------------------------------

                               INTERMEDIATE BOND FUND
         --------------------------------------------------------------------
                     FOR THE YEAR ENDED         FOR THE YEAR ENDED
                     DECEMBER 31, 1997          DECEMBER 31, 1996
         --------------------------------------------------------------------------------------------------------------------
                     AMOUNT       SHARES        AMOUNT       SHARES
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued     $ 27,304,014    2,624,666  $  8,796,002      850,551
Shares issued in
connection with
merger                      --           --            --           --
Dividends
reinvested           1,358,064      131,435       608,725       59,665
Shares redeemed     (5,101,985)    (493,064)   (2,595,255)    (254,168)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase      $ 23,560,093    2,263,037  $  6,809,472      656,048
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued     $    278,873       27,172  $    120,890       11,847
Shares issued in
connection with
merger                      --           --            --           --
Dividends
reinvested               8,536          833           726           71
Shares redeemed        (29,302)      (2,866)           --           --
-----------------------------------------------------------------------------------------------------------------------------
Net Increase      $    258,107       25,139  $    121,616  $    11,918
-----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued     $185,976,995   18,003,953  $109,594,960   10,695,590
Shares issued in
connection with
merger                      --           --            --           --
Dividends
reinvested          16,511,264    1,601,349    18,582,923    1,823,614
Shares redeemed   (123,282,895) (11,921,465) (123,973,501) (12,103,697)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase
(decrease)        $ 79,205,364    7,683,837  $  4,204,382      415,507
-----------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease) in
Fund              $103,023,564    9,972,013  $ 11,135,470    1,083,473
-----------------------------------------------------------------------------------------------------------------------------

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(6) CAPITAL SHARE TRANSACTIONS -- (CONTINUED)

                                      BOND FUND                                        SHORT BOND FUND
                   ---------------------------------------------------  -------------------------------------------------
                      FOR THE YEAR ENDED        FOR THE YEAR ENDED        FOR THE YEAR ENDED        FOR THE YEAR ENDED
                      DECEMBER 31, 1997          DECEMBER 31, 1996         DECEMBER 31, 1997        DECEMBER 31, 1996
                   -------------------------  ------------------------  ------------------------  -----------------------
                      AMOUNT       SHARES        AMOUNT       SHARES       AMOUNT       SHARES      AMOUNT       SHARES
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued      $ 87,085,926    8,353,347  $ 18,025,833   1,759,192  $  4,288,154     423,115  $   483,891      47,570
Shares issued in
 connection with
 merger                      --           --     3,578,204     354,183            --          --           --          --
Dividends rein-
 vested               3,910,615      377,818     1,569,989     154,343       100,656       9,964       38,229       3,775
Shares redeemed     (15,064,433)  (1,455,779)   (7,420,659)   (728,002)     (692,337)    (68,358)    (244,422)    (24,031)
--------------------------------------------------------------------------------------------------------------------------
Net Increase (De-
 crease)           $ 75,932,108    7,275,386  $ 15,753,367   1,539,716  $  3,696,473     364,721  $   277,698      27,314
--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued      $  3,156,452      303,186  $    158,728      15,396  $    500,749      49,815  $    55,860       5,540
Shares issued in
 connection with
 merger                      --           --       119,311      11,877            --          --           --          --
Dividends rein-
 vested                  60,268        5,791         3,723         365         4,017         400          494          50
Shares redeemed        (164,690)     (15,856)       (4,168)       (416)      (20,443)     (2,048)          --          --
--------------------------------------------------------------------------------------------------------------------------
Net Increase (De-
 crease)           $  3,052,030      293,121  $    277,594      27,222  $    484,323      48,167  $    56,354       5,590
--------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued      $435,649,178   42,208,448  $210,681,955  20,613,883  $131,425,104  12,981,562  $40,492,808   3,989,071
Shares issued in
 connection with
 merger                      --           --   127,168,386  12,587,564            --          --           --          --
Dividends rein-
 vested              32,769,206    3,176,489    28,011,422   2,757,955     4,521,387     447,631    3,936,671     388,760
Shares redeemed    (157,152,393) (15,127,474)  (88,910,686) (8,695,219)  (73,190,834) (7,226,149) (33,628,814) (3,310,328)
--------------------------------------------------------------------------------------------------------------------------
Net Increase       $311,265,991   30,257,463  $276,951,077  27,264,183  $ 62,755,657   6,203,044  $10,800,665   1,067,503
--------------------------------------------------------------------------------------------------------------------------
Net Increase in
 Fund              $390,250,129   37,825,970  $292,982,038  28,831,121  $ 66,936,453   6,615,932  $11,134,717   1,100,407
--------------------------------------------------------------------------------------------------------------------------

    Pegasus Funds
170

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(6) CAPITAL SHARE TRANSACTIONS -- (CONTINUED)

                                      MULTI SECTOR BOND FUND                            INTERNATIONAL BOND FUND
                       ---------------------------------------------------------------------------------------------
                            FOR THE YEAR ENDED         FOR THE YEAR ENDED      FOR THE YEAR ENDED      FOR THE YEAR ENDED
                             DECEMBER 31, 1997         DECEMBER 31, 1996        DECEMBER 31, 1997       DECEMBER 31, 1996
                       ---------------------------------------------------------------------------------------------
                            AMOUNT        SHARES       AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT      SHARES
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued            $   2,346,273      298,883  $ 6,191,696     791,198  $ 5,057,792    501,600  $ 1,566,208    146,224
Shares issued in con-
 nection with merger                --           --           --          --           --         --           --         --
Dividends reinvested           481,710       61,412      416,055      53,191      173,729     17,298       47,338      4,420
Shares redeemed             (3,919,756)    (502,746)  (3,419,713)   (467,477)    (554,465)   (55,064)    (107,494)   (10,002)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)  $  (1,091,773)    (142,451) $ 3,188,038     376,912  $ 4,677,056    463,834  $ 1,506,052    140,642
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued            $     235,272       29,850  $   347,968      41,940  $   104,851     10,315  $    41,186      3,768
Shares issued in con-
 nection with merger                --           --           --          --           --         --           --         --
Dividends reinvested            18,480        2,347       17,672       2,263        2,380        235          541         50
Shares redeemed               (230,668)     (29,611)     (93,950)    (11,916)     (29,856)    (2,993)          --         --
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)  $      23,084        2,586  $   271,690      32,287  $    77,375      7,557  $    41,727      3,818
-----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued            $   7,729,755      983,848  $55,297,081   7,020,090  $40,067,491  3,900,010  $40,613,308  3,806,690
Shares issued in con-
 nection with merger                --           --           --          --           --         --           --         --
Dividends reinvested           224,426       28,290    2,201,403     285,488    1,589,981    157,098      795,338     73,443
Shares redeemed           (102,380,005) (13,037,412) (54,915,467) (6,929,097)  (7,903,780)  (780,766)  (2,780,800)  (259,630)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)  $ (94,425,824) (12,025,274) $ 2,583,017     376,481  $33,753,692  3,276,342  $38,627,846  3,620,503
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)
 in Fund                 $ (95,494,513) (12,165,139) $ 6,042,745     785,680  $38,508,123  3,747,733  $40,175,625  3,764,963
-----------------------------------------------------------------------------------------------------------------------------

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(6) CAPITAL SHARE TRANSACTIONS -- (CONTINUED)

                          HIGH YIELD BOND FUND                  MUNICIPAL BOND FUND
                                       --------------------------------------------------------------
                          FOR THE PERIOD ENDED      FOR THE YEAR ENDED        FOR THE YEAR ENDED
                          DECEMBER 31, 1997(1)       DECEMBER 31, 1997         DECEMBER 31, 1996
                                       --------------------------------------------------------------
                            AMOUNT      SHARES       AMOUNT       SHARES       AMOUNT       SHARES
-----------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued             $   566,077     55,462  $ 11,724,049     939,135  $ 13,226,966   1,061,821
Shares issued in connec-
 tion with merger                  --         --            --          --    11,575,160     947,394
Dividends reinvested            3,384        332       843,113      67,267       513,008      41,669
Shares redeemed                    --         --    (8,454,633)   (681,140)   (3,271,199)   (264,538)
-----------------------------------------------------------------------------------------------------
Net Increase              $   569,461     55,794  $  4,112,529     325,262  $ 22,043,935   1,786,346
-----------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued             $    77,187      7,534  $    733,512      58,222  $    431,882      34,093
Shares issued in connec-
 tion with merger                  --         --            --          --            --          --
Dividends reinvested              959         94        28,072       2,246        18,317       1,488
Shares redeemed                  (893)       (87)     (160,009)    (12,772)           --          --
-----------------------------------------------------------------------------------------------------
Net Increase              $    77,253      7,541  $    601,575      47,696  $    450,199      35,581
-----------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued             $50,211,813  4,945,400  $ 90,800,345   7,311,590  $ 42,748,779   3,495,568
Shares issued in connec-
 tion with merger                  --         --            --          --    91,002,940   7,456,140
Dividends reinvested          369,553     36,030       632,571      50,986     2,337,397     191,078
Shares redeemed            (2,057,468)  (200,949)  (87,732,156) (7,051,329)  (34,399,736) (2,790,753)
-----------------------------------------------------------------------------------------------------
Net Increase              $48,523,898  4,780,481  $  3,700,760     311,247  $101,689,380   8,352,033
-----------------------------------------------------------------------------------------------------
Net Increase in Fund      $49,170,612  4,843,816  $  8,414,864     684,205  $124,183,514  10,173,960
-----------------------------------------------------------------------------------------------------

(1) For the period June 30, 1997 (Commencement of operations) through December 31, 1997.

    Pegasus Funds
172

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(6) CAPITAL SHARE TRANSACTIONS -- (CONTINUED)

                                INTERMEDIATE MUNICIPAL BOND FUND                   MICHIGAN MUNICIPAL BOND FUND
                          ---------------------------------------------------------------------------------------
                            FOR THE YEAR ENDED       FOR THE YEAR ENDED      FOR THE YEAR ENDED      FOR THE YEAR ENDED
                            DECEMBER 31, 1997        DECEMBER 31, 1996        DECEMBER 31, 1997       DECEMBER 31, 1996
                          ---------------------------------------------------------------------------------------
                            AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT      SHARES
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued             $ 4,330,436     356,402  $ 5,315,556     359,402  $ 1,862,834    175,504  $   911,973     79,044
Shares issued in connec-
 tion with merger                  --          --           --          --           --         --           --         --
Dividends reinvested          654,340      53,881      612,849      50,915      635,851     59,987      657,970     63,485
Shares redeemed            (5,476,837)   (450,630)  (3,525,775)   (287,987)  (3,140,092)  (297,510)  (3,759,125)  (354,815)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)   $  (492,061)    (40,347) $ 2,402,630     122,330  $  (641,407)   (62,019) $(2,189,182)  (212,286)
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued             $    97,661       8,007  $   303,103      24,223  $   597,476     57,746      110,019     10,827
Shares issued in connec-
 tion with merger                  --          --           --          --           --         --           --         --
Dividends reinvested           19,911       1,640       13,696       1,129        4,727        457           63          6
Shares redeemed               (31,769)     (2,641)     (31,817)     (2,637)     (22,479)    (2,223)          --         --
---------------------------------------------------------------------------------------------------------------------------
Net Increase              $    85,803       7,006  $   284,982      22,715  $   579,724     55,980      110,082     10,833
---------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued             $68,404,127   5,629,130  $59,555,517   5,006,430  $23,854,404  2,244,429  $16,351,477  1,572,801
Shares issued in connec-
 tion with merger                  --          --           --          --           --         --           --         --
Dividends reinvested        1,762,447     143,942    1,919,974     160,281      347,003     32,675      196,702     18,959
Shares redeemed           (73,664,655) (6,056,270) (57,603,084) (4,790,142)  (6,574,233)  (622,964)  (6,798,951)  (652,256)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)    (3,498,081)   (283,198) $ 3,872,407     376,569   17,627,174  1,654,140    9,749,228    939,504
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)
 in Fund                  $(3,904,339)   (316,539) $ 6,560,019     521,614  $17,565,491  1,648,101  $ 7,670,128    738,051
---------------------------------------------------------------------------------------------------------------------------

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
See accompanying Notes to the Financial Statements.

                                  INVESTMENT OPERATIONS                                          LESS DISTRIBUTIONS
                                                                                                             IN EXCESS
                                                                                                               OF NET
                                                                                               FROM NET       REALIZED
                                                            TOTAL                              REALIZED       GAIN ON
                      NET ASSET             NET REALIZED    INCOME              IN EXCESS      GAIN ON      INVESTMENTS
                        VALUE      NET     AND UNREALIZED    FROM     FROM NET    OF NET    INVESTMENTS &   AND FOREIGN
                      BEGINNING INVESTMENT  GAIN (LOSS)   INVESTMENT INVESTMENT INVESTMENT FOREIGN CURRENCY   CURRENCY   RETURN OF
                      OF PERIOD   INCOME   ON INVESTMENTS OPERATIONS   INCOME     INCOME     TRANSACTIONS   TRANSACTIONS  CAPITAL
                      --------- ---------- -------------- ---------- ---------- ---------- ---------------- ------------ ---------
MANAGED ASSETS CONSERVATIVE
 CLASS A SHARES
 December 31, 1997     $15.34      0.58         1.35        $ 1.93     (0.58)       --          (1.74)           --          --
 December 31, 1996     $14.54      0.56         0.89        $ 1.45     (0.56)       --          (0.09)           --          --
 December 31, 1995     $12.13      0.64         2.48        $ 3.12     (0.68)       --          (0.03)           --          --
 December 31, 1994     $13.11      0.73        (0.98)       $(0.25)    (0.72)       --          (0.01)           --          --
 December 31, 1993     $12.68      0.72         0.61        $ 1.33     (0.72)       --          (0.18)           --          --
 December 31, 1992     $12.56      0.79         0.26        $ 1.05     (0.77)       --          (0.16)           --          --
 CLASS B SHARES
 December 31, 1997     $15.36      0.47         1.35        $ 1.82     (0.47)       --          (1.74)           --          --
 December 31, 1996     $14.56      0.44         0.89        $ 1.33     (0.44)       --          (0.09)           --          --
For the period ended
 12/31/1995(/2/)       $12.42      0.45         2.17        $ 2.62     (0.45)       --          (0.03)           --          --
For the period ended
 12/2/1994(/1/)        $13.05      0.51        (0.91)       $(0.40)    (0.54)       --          (0.01)           --          --
 CLASS I SHARES
 December 31, 1997     $15.38      0.59         1.37        $ 1.96     (0.60)       --          (1.74)           --          --
 December 31, 1996     $14.57      0.60         0.89        $ 1.49     (0.59)       --          (0.09)           --          --
For the period ended
 12/31/1995(/4/)       $12.42      0.57         2.18        $ 2.75     (0.57)       --          (0.03)           --          --
----------------------------------------------------------------------------------------------------------------------------------
MANAGED ASSETS BALANCED
 CLASS A SHARES
 December 31, 1997     $11.63      0.32         1.43        $ 1.75     (0.31)       --          (1.15)           --          --
 December 31, 1996     $11.24      0.35         1.06        $ 1.41     (0.34)       --          (0.68)           --          --
 December 31, 1995     $ 9.53      0.35         1.83        $ 2.18     (0.35)       --          (0.12)           --          --
 December 31, 1994     $10.00      0.28        (0.48)       $(0.20)    (0.27)       --            --             --          --
 CLASS B SHARES
 December 31, 1997     $12.81      0.24         1.61        $ 1.85     (0.24)       --          (1.15)           --          --
For the period ended
 12/31/1996(/5/)       $12.16      0.08         0.81        $ 0.89     (0.07)       --          (0.17)           --          --
 CLASS I SHARES
 December 31, 1997     $11.59      0.34         1.47        $ 1.81     (0.34)       --          (1.15)           --          --
 December 31, 1996     $11.24      0.39         1.02        $ 1.41     (0.38)       --          (0.68)           --          --
 December 31, 1995     $ 9.53      0.35         1.83        $ 2.18     (0.35)       --          (0.12)           --          --
 December 31, 1994     $10.00      0.28        (0.48)       $(0.20)    (0.27)       --            --             --          --
----------------------------------------------------------------------------------------------------------------------------------
MANAGED ASSETS GROWTH
 CLASS A SHARES
 December 31, 1997     $10.08      0.17         1.60        $ 1.77     (0.16)       --          (0.18)           --          --
For the period ended
 12/31/1996(/6/)       $10.00      0.00         0.08        $ 0.08      0.00        --            --             --          --
 CLASS B SHARES
 December 31, 1997     $ 9.99      0.11         1.55        $ 1.66     (0.12)       --          (0.18)           --          --
For the period ended
 12/31/1996(/6/)       $10.00      0.00        (0.01)       $(0.01)     0.00        --            --             --          --
 CLASS I SHARES
 December 31, 1997     $10.13      0.21         1.59        $ 1.80     (0.18)       --          (0.18)           --          --
For the period ended
 12/31/1996(/6/)       $10.00      0.00         0.13        $ 0.13      0.00        --            --             --          --
----------------------------------------------------------------------------------------------------------------------------------
                      -------------
                          TOTAL
                      DISTRIBUTIONS
                      -------------
MANAGED ASSETS CONSERVATIVE
 CLASS A SHARES
 December 31, 1997       $(2.32)
 December 31, 1996       $(0.65)
 December 31, 1995       $(0.71)
 December 31, 1994       $(0.73)
 December 31, 1993       $(0.90)
 December 31, 1992       $(0.93)
 CLASS B SHARES
 December 31, 1997       $(2.21)
 December 31, 1996       $(0.53)
For the period ended
 12/31/1995(/2/)         $(0.48)
For the period ended
 12/2/1994(/1/)          $(0.55)
 CLASS I SHARES
 December 31, 1997       $(2.34)
 December 31, 1996       $(0.68)
For the period ended
 12/31/1995(/4/)         $(0.60)
----------------------------------------------------------------------------------------------------------------------------------
MANAGED ASSETS BALANCED
 CLASS A SHARES
 December 31, 1997       $(1.46)
 December 31, 1996       $(1.02)
 December 31, 1995       $(0.47)
 December 31, 1994       $(0.27)
 CLASS B SHARES
 December 31, 1997       $(1.39)
For the period ended
 12/31/1996(/5/)         $(0.24)
 CLASS I SHARES
 December 31, 1997       $(1.49)
 December 31, 1996       $(1.06)
 December 31, 1995       $(0.47)
 December 31, 1994       $(0.27)
----------------------------------------------------------------------------------------------------------------------------------
MANAGED ASSETS GROWTH
 CLASS A SHARES
 December 31, 1997       $(0.34)
For the period ended
 12/31/1996(/6/)         $ 0.00
 CLASS B SHARES
 December 31, 1997       $(0.30)
For the period ended
 12/31/1996(/6/)         $ 0.00
 CLASS I SHARES
 December 31, 1997       $(0.36)
For the period ended
 12/31/1996(/6/)         $ 0.00
----------------------------------------------------------------------------------------------------------------------------------

    Pegasus Funds
174

PEGASUS FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                             RATIO OF
                                                                                            EXPENSES TO
                                                     NET                     RATIO OF NET   AVERAGE NET
CONVERSION                                         ASSETS        RATIO OF     INVESTMENT     ASSETS(%)
    TO      NET CHANGE  NET ASSET                  END OF        EXPENSES     INCOME TO     WITHOUT FEE                AVERAGE
 CLASS A      IN NET    VALUE, END   TOTAL         PERIOD       TO AVERAGE   AVERAGE NET     WAIVERS/      PORTFOLIO  COMMISSION
  SHARES    ASSET VALUE OF PERIOD  RETURN(A)   (000'S OMITTED) NET ASSETS(%)  ASSETS(%)   REIMBURSED EXP. TURNOVER(%)    RATE
----------  ----------- ---------- ---------   --------------- ------------- ------------ --------------- ----------- ----------
    --         (0.39)     $14.95    13.10%        $ 90,835        1.24%          3.74%        1.33%         102.37%    $0.0524
    --          0.80      $15.34    10.11%        $ 69,301        1.18%          3.64%        1.33%          63.41%    $0.0526
    --          2.41      $14.54    26.40%        $ 51,997        1.17%          4.88%        1.54%           8.23%       --
    --         (0.98)     $12.13    (1.92%)       $ 44,367        0.63%          5.77%        1.67%          28.69%       --
    --          0.43      $13.11    10.70%        $ 51,586        0.39%          5.54%        1.65%          16.40%       --
    --          0.12      $12.68     8.68%        $ 34,262        0.02%          6.24%        1.88%          22.14%       --
    --         (0.39)     $14.97    12.29%        $ 13,378        1.99%          2.99%        2.08%         102.37%    $0.0524
    --          0.80      $15.36     9.26%        $  5,736        1.93%          2.89%        2.07%          63.41%    $0.0526
    --          2.14      $14.56    21.42%++      $  2,175        1.92%+         3.89%+       2.12%+          8.23%++     --
  (12.10)      (0.95)       --      (3.13%)          --           1.21%+         4.10%+       2.17%+         28.69%++     --
    --         (0.38)     $15.00    13.34%        $ 10,309        0.99%          3.99%        1.08%         102.37%    $0.0524
    --          0.81      $15.38    10.43%        $  1,501        0.93%          3.89%        1.19%          63.41%    $0.0526
    --          2.15      $14.57    22.55%++      $  1,294        0.77%+         5.12%+       1.22%+          8.23%++     --
--------------------------------------------------------------------------------------------------------------------------------
    --          0.29      $11.92    15.28%        $141,804        1.24%          2.71%        1.32%         116.87%    $0.0527
    --          0.39      $11.63    12.99%        $ 26,775        1.09%          3.13%        1.16%          50.50%    $0.0711
    --          1.71      $11.24    23.18%        $  9,986        0.91%          3.40%        1.09%          31.76%       --
    --         (0.47)     $ 9.53    (1.95%)       $  8,168        0.85%          3.41%        1.56%          37.49%       --
    --          0.46      $13.27    14.59%        $ 10,026        1.99%          1.96%        2.07%         116.87%    $0.0527
    --          0.65      $12.81     7.30%++      $  1,890        1.96%+         1.35%+       2.03%+         50.50%    $0.0711
    --          0.32      $11.91    15.79%        $102,042        0.99%          2.96%        1.07%         116.87%    $0.0527
    --          0.35      $11.59    13.04%        $101,596        0.94%          3.28%        1.01%          50.50%    $0.0711
    --          1.71      $11.24    23.18%        $ 83,638        0.91%          3.40%        1.09%          31.76%       --
    --         (0.47)     $ 9.53    (1.95%)       $ 45,999        0.85%          3.41%        1.56%          37.49%       --
--------------------------------------------------------------------------------------------------------------------------------
    --          1.43      $11.51    17.75%        $  5,725        1.24%          1.69%        2.29%          39.35%       --
    --          0.08      $10.08     0.80%++      $     75        1.20%+        (0.45%)+     (3.50%)+         0.00%       --
    --          1.36      $11.35    16.69%        $  5,936        1.99%          0.94%        3.04%          39.35%       --
    --         (0.01)     $ 9.99    (0.10%)++     $     17        1.95%+        (1.20%)+     (4.25%)+         0.00%       --
    --          1.44      $11.57    17.87%        $  1,430        0.99%          1.94%        2.04%          39.35%       --
    --          0.13      $10.13     1.30%++      $    594        0.95%+         0.20%+      (3.25%)+         0.00%       --
--------------------------------------------------------------------------------------------------------------------------------

                             See accompanying Notes to the Financial Statements.

                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                     INVESTMENT OPERATIONS                                          LESS DISTRIBUTIONS
                                                                                                  FROM NET
                                                               TOTAL                              REALIZED      IN EXCESS
                         NET ASSET             NET REALIZED    INCOME              IN EXCESS      GAIN ON        OF NET
                           VALUE      NET     AND UNREALIZED    FROM     FROM NET    OF NET    INVESTMENTS &    REALIZED
                         BEGINNING INVESTMENT  GAIN (LOSS)   INVESTMENT INVESTMENT INVESTMENT FOREIGN CURRENCY   GAIN ON
                         OF PERIOD   INCOME   ON INVESTMENTS OPERATIONS   INCOME     INCOME     TRANSACTIONS   INVESTMENTS
                         --------- ---------- -------------- ---------- ---------- ---------- ---------------- -----------
EQUITY INCOME
 CLASS A SHARES
 December 31, 1997        $13.29      0.41         2.37        $ 2.78     (0.41)       --          (2.60)          --
 December 31, 1996        $12.22      0.39         1.90        $ 2.29     (0.38)       --          (0.84)          --
For the period ended
 12/31/1995(/7/)          $10.00      0.36         2.57        $ 2.93     (0.36)     (0.01)        (0.34)          --
 CLASS B SHARES
 December 31, 1997        $13.28      0.29         2.39        $ 2.68     (0.31)       --          (2.60)          --
 December 31, 1996        $12.22      0.30         1.88        $ 2.18     (0.28)       --          (0.84)          --
For the period ended
 12/31/1995(/7/)          $10.00      0.29         2.56        $ 2.85     (0.29)       --          (0.34)          --
 CLASS I SHARES
 December 31, 1997        $13.25      0.44         2.38        $ 2.82     (0.45)       --          (2.60)          --
 December 31, 1996        $12.21      0.45         1.87        $ 2.32     (0.44)       --          (0.84)          --
For the period ended
 12/31/1995(/7/)          $10.00      0.42         2.55        $ 2.97     (0.42)       --          (0.34)          --
--------------------------------------------------------------------------------------------------------------------------
GROWTH
 CLASS A SHARES
 December 31, 1997        $12.64     (0.01)        3.40        $ 3.39      0.00        --          (0.96)          --
 December 31, 1996        $11.97      0.05         1.04        $ 1.09     (0.06)       --          (0.36)          --
For the period ended
 12/31/1995(/7/)          $10.00      0.11         2.86        $ 2.97     (0.11)       --          (0.89)          --
 CLASS B SHARES
 December 31, 1997        $12.56     (0.06)        3.32        $ 3.26      0.00        --          (0.96)          --
 December 31, 1996        $11.95     (0.02)        0.99        $ 0.97      0.00        --          (0.36)          --
For the period ended
 12/31/1995(/7/)          $10.00      0.06         2.84        $ 2.90     (0.06)       --          (0.89)          --
 CLASS I SHARES
 December 31, 1997        $12.63      0.02         3.41        $ 3.43     (0.02)       --          (0.96)          --
 December 31, 1996        $11.97      0.09         1.02        $ 1.11     (0.09)       --          (0.36)          --
For the period ended
 12/31/1995(/7/)          $10.00      0.15         2.86        $ 3.01     (0.15)       --          (0.89)          --
--------------------------------------------------------------------------------------------------------------------------
MID-CAP OPPORTUNITY
 CLASS A SHARES
 December 31, 1997        $17.61     (0.03)        4.87        $ 4.84      0.00        --          (1.56)          --
 December 31, 1996        $15.15      0.02         3.74        $ 3.76     (0.02)       --          (1.28)          --
 December 31, 1995        $13.34      0.06         2.57        $ 2.63     (0.06)       --          (0.76)          --
 December 31, 1994        $14.49      0.07        (0.54)       $(0.47)    (0.07)       --          (0.49)        (0.02)
 December 31, 1993        $12.37      0.10         2.87        $ 2.97     (0.10)       --          (0.75)          --
 December 31,
  1992(/2//2/)            $10.95      0.08         1.88        $ 1.96     (0.08)       --          (0.46)          --
 CLASS B SHARES
 December 31, 1997        $ 9.57     (0.03)        2.60        $ 2.57      0.00        --          (1.56)          --
 December 31, 1996(/8/)   $10.00      0.00         0.79        $ 0.79     (0.01)       --          (1.21)          --
 CLASS I SHARES
 December 31, 1997        $17.61      0.01         4.88        $ 4.89     (0.01)       --          (1.56)          --
 December 31, 1996        $15.15      0.04         3.74        $ 3.78     (0.04)       --          (1.28)          --
 December 31, 1995        $13.34      0.06         2.57        $ 2.63     (0.06)       --          (0.76)          --
 December 31, 1994        $14.49      0.07        (0.54)       $(0.47)    (0.07)       --          (0.49)        (0.02)
 December 31, 1993        $12.37      0.10         2.87        $ 2.97     (0.10)       --          (0.75)          --
 December 31, 1992        $10.40      0.11         2.43        $ 2.54     (0.11)       --          (0.46)          --
                         -----------------------
                         RETURN OF     TOTAL
                          CAPITAL  DISTRIBUTIONS
                         --------- -------------
EQUITY INCOME
 CLASS A SHARES
 December 31, 1997          --        $(3.01)
 December 31, 1996          --        $(1.22)
For the period ended
 12/31/1995(/7/)            --        $(0.71)
 CLASS B SHARES
 December 31, 1997          --        $(2.91)
 December 31, 1996          --        $(1.12)
For the period ended
 12/31/1995(/7/)            --        $(0.63)
 CLASS I SHARES
 December 31, 1997          --        $(3.05)
 December 31, 1996          --        $(1.28)
For the period ended
 12/31/1995(/7/)            --        $(0.76)
--------------------------------------------------------------------------------------------------------------------------
GROWTH
 CLASS A SHARES
 December 31, 1997          --        $(0.96)
 December 31, 1996          --        $(0.42)
For the period ended
 12/31/1995(/7/)            --        $(1.00)
 CLASS B SHARES
 December 31, 1997          --        $(0.96)
 December 31, 1996          --        $(0.36)
For the period ended
 12/31/1995(/7/)            --        $(0.95)
 CLASS I SHARES
 December 31, 1997          --        $(0.98)
 December 31, 1996          --        $(0.45)
For the period ended
 12/31/1995(/7/)            --        $(1.04)
--------------------------------------------------------------------------------------------------------------------------
MID-CAP OPPORTUNITY
 CLASS A SHARES
 December 31, 1997          --        $(1.56)
 December 31, 1996          --        $(1.30)
 December 31, 1995          --        $(0.82)
 December 31, 1994        (0.10)      $(0.68)
 December 31, 1993          --        $(0.85)
 December 31,
  1992(/2//2/)              --        $(0.54)
 CLASS B SHARES
 December 31, 1997          --        $(1.56)
 December 31, 1996(/8/)     --        $(1.22)
 CLASS I SHARES
 December 31, 1997          --        $(1.57)
 December 31, 1996          --        $(1.32)
 December 31, 1995          --        $(0.82)
 December 31, 1994        (0.10)      $(0.68)
 December 31, 1993          --        $(0.85)
 December 31, 1992          --        $(0.57)

See accompanying Notes to the Financial Highlights.

    Pegasus Funds
176

PEGASUS FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  RATIOS/SUPPLEMENTAL DATA
                                                                                            RATIO OF
                                                                                           EXPENSES TO
                                                    NET                     RATIO OF NET   AVERAGE NET
CONVERSION                                        ASSETS        RATIO OF     INVESTMENT     ASSETS(%)
    TO      NET CHANGE  NET ASSET                 END OF        EXPENSES     INCOME TO     WITHOUT FEE                AVERAGE
 CLASS A      IN NET    VALUE, END   TOTAL        PERIOD       TO AVERAGE   AVERAGE NET     WAIVERS/      PORTFOLIO  COMMISSION
  SHARES    ASSET VALUE OF PERIOD  RETURN(A)  (000'S OMITTED) NET ASSETS(%)  ASSETS(%)   REIMBURSED EXP. TURNOVER(%)    RATE
----------  ----------- ---------- ---------  --------------- ------------- ------------ --------------- ----------- ----------
    --         (0.23)     $13.06     21.57%      $ 12,583         0.95%         2.90%          --         41.31%      $0.0471
    --          1.07      $13.29     19.29%      $ 12,956         0.91%         3.29%         0.95%       61.41%      $0.0422
    --          2.22      $12.22     29.78%++    $  2,873         1.11%+        3.33%+        1.44%+      44.07%++       --
    --         (0.23)     $13.05     20.73%      $  3,157         1.70%         2.15%          --         41.31%      $0.0471
    --          1.06      $13.28     18.28%      $  1,885         1.66%         2.54%         1.81%       61.41%      $0.0422
    --          2.22      $12.22     28.97%++    $    593         1.90%+        2.65%+        2.65%+      44.07%++       --
    --         (0.23)     $13.02     21.95%      $304,260         0.70%         3.15%          --         41.31%      $0.0471
    --          1.04      $13.25     19.58%      $314,649         0.66%         3.54%         0.74%       61.41%      $0.0422
    --          2.21      $12.21     30.27%++    $283,927         0.65%+        4.08%+        0.77%+      44.07%++       --
-------------------------------------------------------------------------------------------------------------------------------
    --          2.43      $15.07     26.76%      $ 62,562         1.04%        (0.08%)         --         22.89%      $0.0478
    --          0.67      $12.64     20.10%      $ 23,273         1.04%         0.43%         1.07%       61.95%      $0.0176
    --          1.97      $11.97     29.98%++    $  4,329         1.21%+        0.86%+        1.39%+     106.02%++       --
    --          2.30      $14.86     25.90%      $  2,161         1.79%        (0.83%)         --         22.89%      $0.0478
    --          0.61      $12.56     19.04%      $  1,094         1.79%        (0.32%)        1.89%       61.95%      $0.0176
    --          1.95      $11.95     29.15%++    $    268         2.04%+        0.02%+        2.60%+     106.02%++       --
    --          2.45      $15.08     27.10%      $578,490         0.79%         0.17%          --         22.89%      $0.0478
    --          0.66      $12.63     20.36%      $533,406         0.79%         0.68%         0.85%       61.95%      $0.0176
    --          1.97      $11.97     30.38%++    $293,944         0.80%+        1.46%+        0.92%+     106.02%++       --
-------------------------------------------------------------------------------------------------------------------------------
    --          3.28      $20.89     27.56%      $234,020         1.09%        (0.20%)         --         37.54%(25)  $0.0464
    --          2.46      $17.61     24.91%      $ 91,516         0.93%         0.12%          --         34.87%      $0.0354
    --          1.81      $15.15     19.88%      $ 71,858         0.89%         0.37%          --         53.55%         --
    --         (1.15)     $13.34     (3.27%)     $ 64,326         0.90%         0.53%          --         37.51%         --
    --          2.12      $14.49     24.01%      $ 53,977         0.86%         0.71%          --         33.99%         --
    --          1.42      $12.37     27.93%      $  5,111         0.85%+        1.05%+         --         34.44%+        --
    --          1.01      $10.58     27.10%      $  3,965         1.84%        (0.95%)         --         37.54%(25)  $0.0464
    --         (0.43)     $ 9.57      7.94%++    $    154         1.81%+       (0.59%)+        --         34.87%      $0.0354
    --          3.32      $20.93     27.91%      $803,670         0.84%         0.05%          --         37.54%(25)  $0.0464
    --          2.46      $17.61     25.03%      $677,608         0.81%         0.24%          --         34.87%      $0.0354
    --          1.81      $15.15     19.88%      $579,094         0.89%         0.37%          --         53.55%         --
    --         (1.15)     $13.34     (3.27%)     $460,673         0.90%         0.53%          --         37.51%         --
    --          2.12      $14.49     24.01%      $311,688         0.86%         0.71%          --         33.99%         --
    --          1.97      $12.37     24.56%      $161,312         0.84%         1.09%          --         34.44%         --

                             See accompanying Notes to the Financial Statements.

                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                     INVESTMENT OPERATIONS                                          LESS DISTRIBUTIONS
                                                                                                  FROM NET
                                                               TOTAL                              REALIZED      IN EXCESS
                         NET ASSET             NET REALIZED    INCOME              IN EXCESS      GAIN ON        OF NET
                           VALUE      NET     AND UNREALIZED    FROM     FROM NET    OF NET    INVESTMENTS &    REALIZED
                         BEGINNING INVESTMENT  GAIN (LOSS)   INVESTMENT INVESTMENT INVESTMENT FOREIGN CURRENCY   GAIN ON
                         OF PERIOD   INCOME   ON INVESTMENTS OPERATIONS   INCOME     INCOME     TRANSACTIONS   INVESTMENTS
                         --------- ---------- -------------- ---------- ---------- ---------- ---------------- -----------
SMALL-CAP OPPORTUNITY
 CLASS A SHARES
 December 31, 1997        $13.70     (0.06)        4.16        $ 4.10       --         --          (1.77)          --
 December 31, 1996        $12.20     (0.02)        3.02        $ 3.00       --         --          (1.50)          --
For the period ended
 12/31/1995(/7/)          $10.00      0.02         2.45        $ 2.47     (0.02)       --          (0.25)          --
 CLASS B SHARES
 December 31, 1997        $13.58     (0.07)        4.00        $ 3.93       --         --          (1.77)          --
 December 31, 1996        $12.12     (0.04)        3.00        $ 2.96       --         --          (1.50)          --
For the period ended
 12/31/1995(/7/)          $10.00     (0.03)        2.40        $ 2.37       --         --          (0.25)          --
 CLASS I SHARES
 December 31, 1997        $13.80     (0.05)        4.24        $ 4.19       --         --          (1.77)          --
 December 31, 1996        $12.19     (0.01)        3.13        $ 3.12       --       (0.01)        (1.50)          --
For the period ended
 12/31/1995(/7/)          $10.00      0.06         2.44        $ 2.50     (0.06)       --          (0.25)          --
--------------------------------------------------------------------------------------------------------------------------
INTRINSIC VALUE
 CLASS A SHARES
 December 31, 1997        $13.70      0.23         3.17        $ 3.40     (0.24)       --          (1.20)          --
 December 31, 1996        $11.89      0.28         2.50        $ 2.78     (0.28)       --          (0.69)          --
 December 31, 1995        $10.48      0.29         2.24        $ 2.53     (0.30)       --          (0.82)          --
 December 31, 1994        $11.05      0.31        (0.38)       $(0.07)    (0.30)       --          (0.20)          --
 December 31, 1993        $10.40      0.29         1.23        $ 1.52     (0.28)       --          (0.59)          --
 December 31,
  1992(/2//2/)            $10.70      0.22         0.33        $ 0.55     (0.21)       --          (0.64)          --
 CLASS B SHARES
 December 31, 1997        $10.18      0.25         2.19        $ 2.44     (0.19)       --          (1.20)          --
 December 31, 1996(/8/)   $10.00      0.04         0.79        $ 0.83     (0.06)       --          (0.59)          --
 CLASS I SHARES
 December 31, 1997        $13.71      0.28         3.15        $ 3.43     (0.27)       --          (1.20)          --
 December 31, 1996        $11.89      0.29         2.51        $ 2.80     (0.29)       --          (0.69)          --
 December 31, 1995        $10.48      0.29         2.24        $ 2.53     (0.30)       --          (0.82)          --
 December 31, 1994        $11.05      0.31        (0.38)       $(0.07)    (0.30)       --          (0.20)          --
 December 31, 1993        $10.40      0.29         1.23        $ 1.52     (0.28)       --          (0.59)          --
 December 31, 1992        $ 9.89      0.29         1.14        $ 1.43     (0.28)       --          (0.64)          --
--------------------------------------------------------------------------------------------------------------------------
GROWTH AND VALUE
 CLASS A SHARES
 December 31, 1997        $14.12      0.10         3.78        $ 3.88     (0.11)       --          (1.51)          --
 December 31, 1996        $13.16      0.16         2.37        $ 2.53     (0.16)       --          (1.41)          --
 December 31, 1995        $10.67      0.21         2.76        $ 2.97     (0.22)       --          (0.26)          --
 December 31, 1994        $11.16      0.23        (0.17)       $ 0.06     (0.21)       --          (0.30)         (0.01)
 December 31, 1993        $10.51      0.20         1.24        $ 1.44     (0.20)       --          (0.59)          --
 December 31,
  1992(/2//2/)            $10.16      0.17         0.45        $ 0.62     (0.17)       --          (0.10)          --
 CLASS B SHARES
 December 31, 1997        $ 9.32      0.07         2.38        $ 2.45     (0.07)       --          (1.51)          --
 December 31, 1996(/8/)   $10.00      0.01         0.62        $ 0.63     (0.03)       --          (1.28)          --
 CLASS I SHARES
 December 31, 1997        $14.12      0.14         3.79        $ 3.93     (0.15)       --          (1.51)          --
 December 31, 1996        $13.16      0.18         2.36        $ 2.54     (0.17)       --          (1.41)          --
 December 31, 1995        $10.67      0.21         2.76        $ 2.97     (0.22)       --          (0.26)          --
 December 31, 1994        $11.16      0.23        (0.17)       $ 0.06     (0.21)       --          (0.30)         (0.01)
 December 31, 1993        $10.51      0.20         1.24        $ 1.44     (0.20)       --          (0.59)          --
 December 31, 1992        $ 9.86      0.22         0.75        $ 0.97     (0.22)       --          (0.10)          --
                         -----------------------
                         RETURN OF     TOTAL
                          CAPITAL  DISTRIBUTIONS
                         --------- -------------
SMALL-CAP OPPORTUNITY
 CLASS A SHARES
 December 31, 1997          --        $(1.77)
 December 31, 1996          --        $(1.50)
For the period ended
 12/31/1995(/7/)            --        $(0.27)
 CLASS B SHARES
 December 31, 1997          --        $(1.77)
 December 31, 1996          --        $(1.50)
For the period ended
 12/31/1995(/7/)            --        $(0.25)
 CLASS I SHARES
 December 31, 1997          --        $(1.77)
 December 31, 1996          --        $(1.51)
For the period ended
 12/31/1995(/7/)            --        $(0.31)
--------------------------------------------------------------------------------------------------------------------------
INTRINSIC VALUE
 CLASS A SHARES
 December 31, 1997          --        $(1.44)
 December 31, 1996          --        $(0.97)
 December 31, 1995          --        $(1.12)
 December 31, 1994          --        $(0.50)
 December 31, 1993          --        $(0.87)
 December 31,
  1992(/2//2/)              --        $(0.85)
 CLASS B SHARES
 December 31, 1997          --        $(1.39)
 December 31, 1996(/8/)     --        $(0.65)
 CLASS I SHARES
 December 31, 1997          --        $(1.47)
 December 31, 1996          --        $(0.98)
 December 31, 1995          --        $(1.12)
 December 31, 1994          --        $(0.50)
 December 31, 1993          --        $(0.87)
 December 31, 1992          --        $(0.92)
--------------------------------------------------------------------------------------------------------------------------
GROWTH AND VALUE
 CLASS A SHARES
 December 31, 1997          --        $(1.62)
 December 31, 1996          --        $(1.57)
 December 31, 1995          --        $(0.48)
 December 31, 1994         (0.03)     $(0.55)
 December 31, 1993          --        $(0.79)
 December 31,
  1992(/2//2/)              --        $(0.27)
 CLASS B SHARES
 December 31, 1997          --        $(1.58)
 December 31, 1996(/8/)     --        $(1.31)
 CLASS I SHARES
 December 31, 1997          --        $(1.66)
 December 31, 1996          --        $(1.58)
 December 31, 1995          --        $(0.48)
 December 31, 1994         (0.03)     $(0.55)
 December 31, 1993          --        $(0.79)
 December 31, 1992          --        $(0.32)

See accompanying Notes to the Financial Highlights.

    Pegasus Funds
178

PEGASUS FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    RATIOS/SUPPLEMENTAL DATA
                                                                                            RATIO OF
                                                                                           EXPENSES TO
                                                    NET                     RATIO OF NET   AVERAGE NET
CONVERSION                                        ASSETS        RATIO OF     INVESTMENT     ASSETS(%)
    TO      NET CHANGE  NET ASSET                 END OF        EXPENSES     INCOME TO     WITHOUT FEE                  AVERAGE
 CLASS A      IN NET    VALUE, END   TOTAL        PERIOD       TO AVERAGE   AVERAGE NET     WAIVERS/      PORTFOLIO    COMMISSION
  SHARES    ASSET VALUE OF PERIOD  RETURN(A)  (000'S OMITTED) NET ASSETS(%)  ASSETS(%)   REIMBURSED EXP. TURNOVER(%)      RATE
----------  ----------- ---------- ---------  --------------- ------------- ------------ --------------- -----------   ----------
    --          2.33      $16.03     30.16%      $ 21,836         1.18%       (0.68%)          --           58.29%      $0.0474
    --          1.50      $13.70     24.59%      $  6,697         1.13%       (0.29%)         1.24%         93.82%      $0.0501
    --          2.20      $12.20     24.80%++    $    672         1.25%+       0.19%+         2.56%+        38.89%++         --
    --          2.16      $15.74     29.17%      $  1,799         1.93%       (1.43%)          --           58.29%      $0.0474
    --          1.46      $13.58     24.42%      $    110         1.88%       (1.04%)         3.04%         93.82%      $0.0501
    --          2.12      $12.12     23.76%++    $     15         2.00%+      (0.51%)+        9.52%+        38.89%++         --
    --          2.42      $16.22     30.60%      $217,908         0.93%       (0.43%)          --           58.29%      $0.0474
    --          1.61      $13.80     25.63%      $125,840         0.88%       (0.04%)         1.02%         93.82%      $0.0501
    --          2.19      $12.19     25.08%++    $ 92,926         0.85%+       0.59%+         1.09%+        38.89%++         --
---------------------------------------------------------------------------------------------------------------------------------
    --          1.96      $15.66     25.03%      $ 82,791         1.06%        1.64%           --           35.93%(25)  $0.0465
    --          1.81      $13.70     23.79%      $ 22,370         0.94%        2.16%           --           34.24%      $0.0380
    --          1.41      $11.89     24.38%      $ 17,858         0.91%        2.49%           --           45.55%           --
    --         (0.57)     $10.48     (0.60%)     $ 15,730         0.91%        2.92%           --           58.62%           --
    --          0.65      $11.05     14.71%      $ 14,098         0.86%        2.67%           --           63.90%           --
    --         (0.30)     $10.40      6.82%      $  4,729         0.85%+       3.12%+          --           48.52%+          --
    --          1.05      $11.23     24.24%      $  3,302         1.81%        0.89%           --           35.93%(25)  $0.0465
    --          0.18      $10.18      8.31%++    $    182         1.81%+       0.25%+          --           34.24%+     $0.0380
    --          1.96      $15.67     25.25%      $539,948         0.81%        1.89%           --           35.93%(25)  $0.0465
    --          1.82      $13.71     23.99%      $357,360         0.83%        2.27%           --           34.24%      $0.0380
    --          1.41      $11.89     24.38%      $238,027         0.91%        2.49%           --           45.55%           --
    --         (0.57)     $10.48     (0.60%)     $204,298         0.91%        2.92%           --           58.62%           --
    --          0.65      $11.05     14.71%      $178,457         0.86%        2.67%           --           63.90%           --
    --          0.51      $10.40     14.56%      $102,532         0.84%        2.78%           --           48.52%           --
---------------------------------------------------------------------------------------------------------------------------------
    --          2.26      $16.38     27.80%      $162,393         1.09%        0.67%          1.10%         30.98%      $0.0473
    --          0.96      $14.12     19.24%      $ 59,027         0.91%        1.17%           --           43.21%      $0.0448
    --          2.49      $13.16     28.04%      $ 49,872         0.84%        1.73%           --           26.80%           --
    --         (0.49)     $10.67      0.55%      $ 42,274         0.84%        2.07%           --           28.04%           --
    --          0.65      $11.16     13.79%      $ 29,467         0.83%        1.84%           --           42.31%           --
    --          0.35      $10.51      8.19%      $  4,338         0.83%+       2.49%+          --           16.28%+          --
    --          0.87      $10.19     26.90%      $  5,107         1.84%       (0.08%)         1.85%         30.98%      $0.0473
    --         (0.68)     $ 9.32      6.10%++    $    183         1.80%+       0.25%+          --           43.21%+     $0.0448
    --          2.27      $16.39     28.15%      $895,567         0.84%        0.92%          0.85%         30.98%      $0.0473
    --          0.96      $14.12     19.35%      $733,632         0.80%        1.28%           --           43.21%      $0.0448
    --          2.49      $13.16     28.04%      $687,295         0.84%        1.73%           --           26.80%           --
    --         (0.49)     $10.67      0.55%      $529,097         0.84%        2.07%           --           28.04%           --
    --          0.65      $11.16     13.79%      $400,168         0.83%        1.84%           --           42.31%           --
    --          0.65      $10.51      9.87%      $283,007         0.83%        2.20%           --           16.28%           --

                             See accompanying Notes to the Financial Statements.

                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                              INVESTMENT OPERATIONS
                         --------------------------------------------------------------------
                                                               TOTAL
                         NET ASSET             NET REALIZED    INCOME              IN EXCESS
                          VALUE,      NET     AND UNREALIZED    FROM     FROM NET    OF NET
                         BEGINNING INVESTMENT  GAIN (LOSS)   INVESTMENT INVESTMENT INVESTMENT
                         OF PERIOD   INCOME   ON INVESTMENTS OPERATIONS   INCOME     INCOME
                         --------- ---------- -------------- ---------- ---------- ----------
EQUITY INDEX
 CLASS A SHARES
 December 31, 1997        $16.75      0.26         5.19         $5.45     (0.26)       --
 December 31, 1996        $14.15      0.30         2.85         $3.15     (0.29)       --
 December 31, 1995        $10.65      0.30         3.65         $3.95     (0.31)       --
 December 31, 1994        $11.15      0.31        (0.20)        $0.11     (0.30)       --
 December 31, 1993        $10.52      0.28         0.75         $1.03     (0.27)       --
 December 31,
  1992(/2//3/)            $10.00      0.12         0.52         $0.64     (0.12)       --
 CLASS B SHARES
 December 31, 1997        $10.50      0.15         3.15         $3.30     (0.21)       --
 December 31, 1996(/8/)   $10.00      0.05         0.76         $0.81     (0.06)       --
 CLASS I SHARES
 December 31, 1997        $16.75      0.30         5.20         $5.50     (0.30)       --
 December 31, 1996        $14.15      0.31         2.85         $3.16     (0.30)       --
 December 31, 1995        $10.65      0.30         3.65         $3.95     (0.31)       --
 December 31, 1994        $11.15      0.31        (0.20)        $0.11     (0.30)       --
 December 31, 1993        $10.52      0.28         0.75         $1.03     (0.27)       --
 December 31,
  1992(/2//3/)            $10.00      0.12         0.52         $0.64     (0.12)       --
---------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
 CLASS A SHARES
 December 31, 1997        $11.77      0.07         0.36         $0.43     (0.09)       --
 December 31, 1996        $11.05      0.10         0.72         $0.82     (0.10)       --
 December 31, 1995        $10.01      0.10         1.05         $1.15     (0.11)       --
 CLASS B SHARES
 December 31, 1997        $11.08      0.01         0.34         $0.35     (0.06)       --
 December 31, 1996(/5/)   $10.84      0.04         0.24         $0.28     (0.04)       --
 CLASS I SHARES
 December 31, 1997        $11.79      0.10         0.37         $0.47     (0.12)       --
 December 31, 1996        $11.05      0.11         0.74         $0.85     (0.11)       --
 December 31, 1995        $10.01      0.10         1.05         $1.15     (0.11)       --
 December 31, 1994(/9/)   $10.00      0.01          --          $0.01       --         --
---------------------------------------------------------------------------------------------
INTERMEDIATE BOND
 CLASS A SHARES
 December 31, 1997        $10.29      0.62         0.18         $0.80     (0.62)       --
 December 31, 1996        $10.37      0.64        (0.07)        $0.57     (0.65)       --
 December 31, 1995        $ 9.21      0.59         1.16         $1.75     (0.59)       --
 December 31, 1994        $10.41      0.56        (1.20)       ($0.64)    (0.55)       --
 December 31, 1993        $10.28      0.59         0.26         $0.85     (0.59)       --
 December 31,
  1992(/2//2/)            $10.32      0.49         0.13         $0.62     (0.49)       --
 CLASS B SHARES
 December 31, 1997        $10.20      0.55         0.17         $0.72     (0.54)       --
 December 31, 1996(/8/)   $10.00      0.15         0.20         $0.35     (0.15)       --
 CLASS I SHARES
 December 31, 1997        $10.29      0.65         0.18         $0.83     (0.64)       --
 December 31, 1996        $10.37      0.64        (0.07)        $0.57     (0.65)       --
 December 31, 1995        $ 9.21      0.59         1.16         $1.75     (0.59)       --
 December 31, 1994        $10.41      0.56        (1.20)       ($0.64)    (0.55)       --
 December 31, 1993        $10.28      0.59         0.26         $0.85     (0.59)       --
 December 31, 1992        $10.55      0.71        (0.10)        $0.61     (0.71)       --
---------------------------------------------------------------------------------------------

                                         LESS DISTRIBUTIONS
                         ----------------------------------------------------
                             FROM NET
                             REALIZED      IN EXCESS
                             GAIN ON        OF NET
                          INVESTMENTS &    REALIZED
                         FOREIGN CURRENCY   GAIN ON   RETURN OF     TOTAL
                           TRANSACTIONS   INVESTMENTS  CAPITAL  DISTRIBUTIONS
                         ---------------- ----------- --------- -------------
EQUITY INDEX
 CLASS A SHARES
 December 31, 1997            (0.58)          --         --        $(0.84)
 December 31, 1996            (0.26)          --         --        $(0.55)
 December 31, 1995            (0.14)          --         --        $(0.45)
 December 31, 1994            (0.23)        (0.08)       --        $(0.61)
 December 31, 1993            (0.13)          --         --        $(0.40)
 December 31,
  1992(/2//3/)                  --            --         --        $(0.12)
 CLASS B SHARES
 December 31, 1997            (0.58)          --         --        $(0.79)
 December 31, 1996(/8/)       (0.25)          --         --        $(0.31)
 CLASS I SHARES
 December 31, 1997            (0.58)          --         --        $(0.88)
 December 31, 1996            (0.26)          --         --        $(0.56)
 December 31, 1995            (0.14)          --         --        $(0.45)
 December 31, 1994            (0.23)        (0.08)       --        $(0.61)
 December 31, 1993            (0.13)          --         --        $(0.40)
 December 31,
  1992(/2//3/)                  --            --         --        $(0.12)
---------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
 CLASS A SHARES
 December 31, 1997            $0.00           --         --        $(0.09)
 December 31, 1996            (0.00)          --         --        $(0.10)
 December 31, 1995            (0.00)          --         --        $(0.11)
 CLASS B SHARES
 December 31, 1997              --            --         --        $(0.06)
 December 31, 1996(/5/)         --            --         --        $(0.04)
 CLASS I SHARES
 December 31, 1997              --            --         --        $(0.12)
 December 31, 1996              --            --         --        $(0.11)
 December 31, 1995              --            --         --        $(0.11)
 December 31, 1994(/9/)         --            --         --        $(0.00)
---------------------------------------------------------------------------------------------
INTERMEDIATE BOND
 CLASS A SHARES
 December 31, 1997              --            --         --        $(0.62)
 December 31, 1996              --            --         --        $(0.65)
 December 31, 1995              --            --         --        $(0.59)
 December 31, 1994            (0.01)          --         --        $(0.56)
 December 31, 1993            (0.13)          --         --        $(0.72)
 December 31,
  1992(/2//2/)                (0.17)          --         --        $(0.66)
 CLASS B SHARES
 December 31, 1997              --            --         --        $(0.54)
 December 31, 1996(/8/)         --            --         --        $(0.15)
 CLASS I SHARES
 December 31, 1997              --            --         --        $(0.64)
 December 31, 1996              --            --         --        $(0.65)
 December 31, 1995              --            --         --        $(0.59)
 December 31, 1994            (0.01)          --         --        $(0.56)
 December 31, 1993            (0.13)          --         --        $(0.72)
 December 31, 1992            (0.17)          --         --        $(0.88)
---------------------------------------------------------------------------------------------

See accompanying Notes to the Financial Highlights.

    Pegasus Funds
180

PEGASUS FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  RATIOS/SUPPLEMENTAL DATA
                                                                                           RATIO OF
                                                                                          EXPENSES TO
                                                   NET                     RATIO OF NET   AVERAGE NET
CONVERSION                                       ASSETS        RATIO OF     INVESTMENT     ASSETS(%)
    TO      NET CHANGE  NET ASSET                END OF        EXPENSES     INCOME TO     WITHOUT FEE                  AVERAGE
 CLASS A      IN NET    VALUE, END   TOTAL       PERIOD       TO AVERAGE   AVERAGE NET     WAIVERS/      PORTFOLIO    COMMISSION
  SHARES    ASSET VALUE OF PERIOD  RETURN(A) (000'S OMITTED) NET ASSETS(%)  ASSETS(%)   REIMBURSED EXP. TURNOVER(%)      RATE
----------  ----------- ---------- --------- --------------- ------------- ------------ --------------- -----------   ----------
    --          4.61    $21.36     32.69%       $193,663        0.57%         1.20%           --          12.80%(25)   $0.0318
    --          2.60    $16.75     22.49%       $ 35,336        0.37%         1.89%           --          12.25%       $0.0254
    --          3.50    $14.15     37.35%       $  4,007        0.15%         2.39%           --          10.66%            --
    --         (0.50)   $10.65      1.02%       $  1,197        0.17%         2.71%           --          24.15%            --
    --          0.63    $11.15      9.77%       $    960        0.20%         2.59%           --          16.01%            --
    --          0.52    $10.52     13.61%+      $    151        0.22%+        2.71%+          --           0.50%++          --
    --          2.51    $13.01     31.71%       $  1,515        1.32%         0.45%           --          12.80%(25)   $0.0318
    --          0.50    $10.50      8.09%+      $    113        1.29%+        0.57%+          --          12.25%+      $0.0254
    --          4.62    $21.37     32.97%       $639,868        0.32%         1.45%           --          12.80%(25)   $0.0318
    --          2.60    $16.75     22.58%       $834,368        0.21%         2.05%           --          12.25%       $0.0254
    --          3.50    $14.15     37.35%       $524,195        0.15%         2.39%           --          10.66%            --
    --         (0.50)   $10.65      1.02%       $339,611        0.17%         2.71%           --          24.15%            --
    --          0.63    $11.15      9.77%       $324,369        0.20%         2.59%           --          16.01%            --
    --          0.52    $10.52     13.61%+      $241,907        0.22%+        2.71%+          --           0.50%++          --
--------------------------------------------------------------------------------------------------------------------------------
    --          0.34    $12.11      3.69%       $ 26,703        1.35%         0.80%           --           3.56%(26)   $0.0323
    --          0.72    $11.77      7.50%       $ 10,836        1.23%         0.88%           --           6.37%       $0.0697
    --          1.04    $11.05     11.47%       $    988        1.16%         1.43%          1.24%         2.09%            --
    --          0.29    $11.37      2.90%       $  1,763        2.10%         0.05%           --           3.56%(26)   $0.0323
    --          0.24    $11.08      2.62%++     $  1,131        2.05%+        0.75%+          --           6.37%+      $0.0697
    --          0.35    $12.14      3.98%       $487,986        1.10%         1.05%           --           3.56%(26)   $0.0323
    --          0.74    $11.79      7.79%       $389,997        1.10%         1.01%           --           6.37%       $0.0697
    --          1.04    $11.05     11.47%       $106,300        1.16%         1.43%          1.24%         2.09%            --
    --          0.01    $10.01      1.26%+      $ 36,545        1.15%+        1.18%+         1.92%+        0.30%++          --
--------------------------------------------------------------------------------------------------------------------------------
    --          0.18    $10.47      8.04%       $ 42,343        0.86%         6.01%           --          31.66%          --
    --         (0.08)   $10.29      5.65%       $ 18,324        0.79%         6.17%           --          31.62%          --
    --          1.16    $10.37     19.48%       $ 11,654        0.73%         5.98%           --          36.47%          --
    --         (1.20)   $ 9.21     (6.31%)      $ 11,983        0.74%         5.73%           --          54.60%          --
    --          0.13    $10.41      8.41%       $ 16,491        0.74%         5.44%           --          92.80%          --
    --         (0.04)   $10.28     11.17%+      $  4,509        0.75%+        7.04%+          --          56.30%+         --
    --          0.18    $10.38      7.32%       $    385        1.61%         5.26%           --          31.66%          --
    --          0.20    $10.20      3.50%++     $    122        1.60%+        1.52%+          --          31.62%+         --
    --          0.19    $10.48      8.37%       $482,679        0.61%         6.26%           --          31.66%          --
    --         (0.08)   $10.29      5.78%       $395,105        0.67%         6.29%           --          31.62%          --
    --          1.16    $10.37     19.48%       $393,656        0.73%         5.98%           --          36.47%          --
    --         (1.20)   $ 9.21     (6.31%)      $381,036        0.74%         5.73%           --          54.60%          --
    --          0.13    $10.41      8.41%       $413,299        0.74%         5.44%           --          92.80%          --
    --         (0.27)   $10.28      6.00%       $215,923        0.74%         6.91%           --          56.30%          --
--------------------------------------------------------------------------------------------------------------------------------

                             See accompanying Notes to the Financial Statements.

                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                     INVESTMENT OPERATIONS                                          LESS DISTRIBUTIONS
                                                                                                  FROM NET
                                                               TOTAL                              REALIZED      IN EXCESS
                         NET ASSET             NET REALIZED    INCOME              IN EXCESS      GAIN ON        OF NET
                           VALUE      NET     AND UNREALIZED    FROM     FROM NET    OF NET    INVESTMENTS &    REALIZED
                         BEGINNING INVESTMENT  GAIN (LOSS)   INVESTMENT INVESTMENT INVESTMENT FOREIGN CURRENCY   GAIN ON
                         OF PERIOD   INCOME   ON INVESTMENTS OPERATIONS   INCOME     INCOME     TRANSACTIONS   INVESTMENTS
                         --------- ---------- -------------- ---------- ---------- ---------- ---------------- -----------
BOND
 CLASS A SHARES
 December 31, 1997        $10.27      0.63         0.32        $ 0.95     (0.63)       --             --            --
 December 31, 1996        $10.45      0.67        (0.18)       $ 0.49     (0.67)       --             --            --
 December 31, 1995        $ 9.01      0.63         1.45        $ 2.08     (0.64)       --             --            --
 December 31, 1994        $10.32      0.61        (1.31)       ($0.70)    (0.59)       --          (0.02)           --
 December 31, 1993        $10.25      0.76         0.38        $ 1.14     (0.76)       --          (0.31)           --
 December 31,
  1992(/2//2/)            $10.23      0.56         0.15        $ 0.71     (0.56)       --          (0.13)           --
 CLASS B SHARES
 December 31, 1997        $10.27      0.56         0.32        $ 0.88     (0.56)       --             --            --
 December 31, 1996(/5/)   $10.00      0.21         0.27        $ 0.48     (0.21)       --             --            --
 CLASS I SHARES
 December 31, 1997        $10.27      0.66         0.32         $0.98     (0.66)       --             --            --
 December 31, 1996        $10.45      0.68        (0.18)        $0.50     (0.68)       --             --            --
 December 31, 1995        $ 9.01      0.63         1.45         $2.08     (0.64)       --             --            --
 December 31, 1994        $10.32      0.61        (1.31)       ($0.70)    (0.59)       --          (0.02)           --
 December 31, 1993        $10.25      0.76         0.38         $1.14     (0.76)       --          (0.31)           --
 December 31, 1992        $10.55      0.83        (0.17)        $0.66     (0.83)       --          (0.13)           --
--------------------------------------------------------------------------------------------------------------------------
SHORT BOND
 CLASS A SHARES
 December 31, 1997        $10.11      0.53         0.06        $ 0.59     (0.54)       --          (0.01)           --
 December 31, 1996        $10.23      0.55        (0.10)       $ 0.45     (0.55)       --          (0.02)           --
 December 31, 1995        $ 9.84      0.58         0.39        $ 0.97     (0.58)       --             --            --
 December 31,
  1994(/1//0/)            $10.00      0.17        (0.16)       $ 0.01     (0.17)       --             --            --
 CLASS B SHARES
 December 31, 1997        $10.02      0.46         0.05        $ 0.51     (0.47)       --          (0.01)           --
 December 31, 1996(/8/)   $10.00      0.12         0.04        $ 0.16     (0.12)       --          (0.02)           --
 CLASS I SHARES
 December 31, 1997        $10.11      0.56         0.06        $ 0.62     (0.57)       --          (0.01)           --
 December 31, 1996        $10.23      0.55        (0.10)       $ 0.45     (0.55)       --          (0.02)           --
 December 31, 1995        $ 9.84      0.58         0.39        $ 0.97     (0.58)       --             --            --
 December 31,
  1994(/1//0/)            $10.00      0.17        (0.16)       $ 0.01     (0.17)       --             --            --
--------------------------------------------------------------------------------------------------------------------------
MULTI SECTOR BOND
 CLASS A SHARES
 December 31, 1997        $ 7.84      0.48         0.17        $ 0.65     (0.47)       --          (0.02)           --
 December 31, 1996        $ 8.18      0.41        (0.25)       $ 0.16     (0.40)       --          (0.10)           --
For the period ended
 12/31/1995(/1//1/)       $ 7.68      0.44         0.72        $ 1.16     (0.44)       --          (0.22)           --
 January 31, 1995         $ 8.25      0.52        (0.57)       ($0.05)    (0.52)       --             --            --
For the period ended
 1/31/1994(/1//2/)        $ 8.36      0.47        (0.09)       $ 0.38     (0.47)       --          (0.02)           --
 CLASS B SHARES
 December 31, 1997        $ 7.85      0.42         0.17        $ 0.59     (0.42)       --          (0.02)           --
 December 31, 1996        $ 8.18      0.45        (0.23)       $ 0.22     (0.45)       --          (0.10)           --
For the period ended
 12/31/1995(/1//3/)       $ 8.13      0.24         0.27        $ 0.51     (0.24)       --          (0.22)           --
For the period ended
 12/2/1994(/1//4/)        $ 8.16      0.40        (0.55)       ($0.15)    (0.40)       --             --            --
 CLASS I SHARES
 December 31, 1997        $ 7.85      0.50         0.17        $ 0.67     (0.49)       --          (0.02)           --
 December 31, 1996        $ 8.18      0.46        (0.24)       $ 0.22     (0.45)       --          (0.10)           --
For the period ended
 12/31/1995(/1//1/)       $ 7.68      0.47         0.72        $ 1.19     (0.47)       --          (0.22)           --
 January 31, 1995         $ 8.25      0.52        (0.57)       ($0.05)    (0.52)       --             --            --
For the period ended
 1/31/1994(/1//2/)        $ 8.36      0.47        (0.09)       $ 0.38     (0.47)       --          (0.02)           --
--------------------------------------------------------------------------------------------------------------------------
                         -----------------------
                         RETURN OF     TOTAL
                          CAPITAL  DISTRIBUTIONS
                         --------- -------------
BOND
 CLASS A SHARES
 December 31, 1997           --       ($0.63)
 December 31, 1996           --       ($0.67)
 December 31, 1995           --       ($0.64)
 December 31, 1994           --       ($0.61)
 December 31, 1993           --       ($1.07)
 December 31,
  1992(/2//2/)               --       ($0.69)
 CLASS B SHARES
 December 31, 1997           --       ($0.56)
 December 31, 1996(/5/)      --       ($0.21)
 CLASS I SHARES
 December 31, 1997           --       ($0.66)
 December 31, 1996           --       ($0.68)
 December 31, 1995           --       ($0.64)
 December 31, 1994           --       ($0.61)
 December 31, 1993           --       ($1.07)
 December 31, 1992           --       ($0.96)
--------------------------------------------------------------------------------------------------------------------------
SHORT BOND
 CLASS A SHARES
 December 31, 1997           --       ($0.55)
 December 31, 1996           --       ($0.57)
 December 31, 1995           --       ($0.58)
 December 31,
  1994(/1//0/)               --       ($0.17)
 CLASS B SHARES
 December 31, 1997           --       ($0.48)
 December 31, 1996(/8/)      --       ($0.14)
 CLASS I SHARES
 December 31, 1997           --       ($0.58)
 December 31, 1996           --       ($0.57)
 December 31, 1995           --       ($0.58)
 December 31,
  1994(/1//0/)               --       ($0.17)
--------------------------------------------------------------------------------------------------------------------------
MULTI SECTOR BOND
 CLASS A SHARES
 December 31, 1997           --       ($0.49)
 December 31, 1996           --       ($0.50)
For the period ended
 12/31/1995(/1//1/)          --       ($0.66)
 January 31, 1995            --       ($0.52)
For the period ended
 1/31/1994(/1//2/)           --       ($0.49)
 CLASS B SHARES
 December 31, 1997           --       ($0.44)
 December 31, 1996           --       ($0.55)
For the period ended
 12/31/1995(/1//3/)          --       ($0.46)
For the period ended
 12/2/1994(/1//4/)           --       ($0.40)
 CLASS I SHARES
 December 31, 1997           --       ($0.51)
 December 31, 1996           --       ($0.55)
For the period ended
 12/31/1995(/1//1/)          --       ($0.69)
 January 31, 1995            --       ($0.52)
For the period ended
 1/31/1994(/1//2/)           --       ($0.49)
--------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to the Financial Highlights.

    Pegasus Funds
182

PEGASUS FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  RATIOS/SUPPLEMENTAL DATA
                                                                                                RATIO OF
                                                                                               EXPENSES TO
                                                        NET                     RATIO OF NET   AVERAGE NET
CONVERSION                                            ASSETS        RATIO OF     INVESTMENT     ASSETS(%)
    TO         NET CHANGE  NET ASSET                  END OF        EXPENSES     INCOME TO     WITHOUT FEE
 CLASS A         IN NET    VALUE, END   TOTAL         PERIOD       TO AVERAGE   AVERAGE NET     WAIVERS/      PORTFOLIO
  SHARES       ASSET VALUE OF PERIOD  RETURN(A)   (000'S OMITTED) NET ASSETS(%)  ASSETS(%)   REIMBURSED EXP. TURNOVER(%)
----------     ----------- ---------- ---------   --------------- ------------- ------------ --------------- -----------
    --             0.32      $10.59      9.65%      $  125,515        0.86%         6.16%           --          17.60%
    --            (0.18)     $10.27      4.98%      $   46,977        0.78%         6.59%           --          24.92%
    --             1.44      $10.45     23.75%      $   31,714        0.74%         6.39%           --          41.91%
    --            (1.31)     $ 9.01     (6.99%)     $   32,053        0.74%         6.36%           --          75.67%
    --             0.07      $10.32     11.39%      $   45,410        0.73%         7.20%           --         111.52%
    --             0.02      $10.25      9.59%+     $    9,392        0.74%+        8.12%+          --          90.45%+
    --             0.32      $10.59      8.91%      $    3,394        1.61%         5.41%           --          17.60%
    --             0.27      $10.27      4.81%++    $      280        1.59%+        3.01%+          --          24.92%+
    --             0.32      $10.59      9.97%      $1,101,894        0.61%         6.41%           --          17.60%
    --            (0.18)     $10.27      5.08%      $  757,627        0.66%         6.71%           --          24.92%
    --             1.44      $10.45     23.75%      $  485,851        0.74%         6.39%           --          41.91%
    --            (1.31)     $ 9.01     (6.99%)     $  395,116        0.74%         6.36%           --          75.67%
    --             0.07      $10.32     11.39%      $  455,786        0.73%         7.20%           --         111.52%
    --            (0.30)     $10.25      6.56%      $  312,366        0.73%         8.08%           --          90.45%
------------------------------------------------------------------------------------------------------------------------
    --             0.04      $10.15      5.92%      $    4,738        0.82%         5.36%         0.83%         68.04%
    --            (0.12)     $10.11      4.45%      $    1,033        0.80%         5.35%         0.82%        109.58%
    --             0.39      $10.23     10.07%      $      766        0.75%         5.74%         0.81%         30.94%
    --            (0.16)     $ 9.84      0.21%+     $      308        0.75%+        5.92%+        0.93%+        10.20%++
    --             0.03      $10.05      5.19%      $      541        1.57%         4.61%         1.58%         68.04%
    --             0.02      $10.02      2.04%++    $       56        1.57%+        1.47%+        1.59%+       109.58%+
    --             0.04      $10.15      6.20%      $  234,972        0.57%         5.61%         0.58%         68.04%
    --            (0.12)     $10.11      4.56%      $  171,427        0.70%         5.45%         0.72%        109.58%
    --             0.39      $10.23     10.07%      $  162,571        0.75%         5.74%         0.81%         30.94%
    --            (0.16)     $ 9.84      0.21%+     $   63,931        0.75%+        5.92%+        0.93%+        10.20%++
------------------------------------------------------------------------------------------------------------------------
    --             0.16      $ 8.00      8.58%      $    7,832        0.87%         5.83%          --           38.70%
    --            (0.34)     $ 7.84      2.75%      $    8,798        0.84%         5.75%         0.90%        103.93%
    --             0.50      $ 8.18     15.55%++    $    6,095        0.94%+        5.72%+        1.15%+       173.26%++
    --            (0.57)     $ 7.68     (0.45%)     $       69        0.04%         6.70%         2.78%         71.65%
    --            (0.11)     $ 8.25      5.16%+     $       65          --          5.96%+        3.67%+        26.54%++
    --             0.15      $ 8.00      7.75%      $      533        1.62%         5.08%          --           38.70%
    --            (0.33)     $ 7.85      2.09%      $      502        1.58%         5.01%         1.67%        103.93%
    --             0.05      $ 8.18      6.41%++    $      259        1.60%+        5.00%+        1.78%+       173.26%++
  (7.61)(/3/)     (0.55)     $   --     (1.82%)++           --          --          6.48%+        2.58%+        71.65%++
    --             0.16      $ 8.01      8.86%      $   94,544        0.62%         6.08%          --           38.70%
    --            (0.33)     $ 7.85      3.14%      $  187,112        0.57%         6.02%         0.66%        103.93%
    --             0.50      $ 8.18     15.90%++    $  191,930        0.55%+        6.34%+        0.67%+       173.26%++
    --            (0.57)     $ 7.68     (0.48%)     $    7,101        0.04%         6.70%         2.78%         71.65%
    --            (0.11)     $ 8.25      5.16%++    $    5,128          --          6.21%+        2.64%+        26.54%++
------------------------------------------------------------------------------------------------------------------------
                                                  RATIOS/SUPPLEMENTAL DATA


 AVERAGE
COMMISSION
   RATE
----------
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
---------------------------------------------------------------------------------------------------------
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
---------------------------------------------------------------------------------------------------------
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
---------------------------------------------------------------------------------------------------------

                             See accompanying Notes to the Financial Statements.

                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                  INVESTMENT OPERATIONS                                          LESS DISTRIBUTIONS
                                                                                               FROM NET
                                                            TOTAL                              REALIZED      IN EXCESS
                      NET ASSET             NET REALIZED    INCOME              IN EXCESS      GAIN ON        OF NET
                        VALUE      NET     AND UNREALIZED    FROM     FROM NET    OF NET    INVESTMENTS &    REALIZED
                      BEGINNING INVESTMENT  GAIN (LOSS)   INVESTMENT INVESTMENT INVESTMENT FOREIGN CURRENCY   GAIN ON   RETURN OF
                      OF PERIOD   INCOME   ON INVESTMENTS OPERATIONS   INCOME     INCOME     TRANSACTIONS   INVESTMENTS  CAPITAL
                      --------- ---------- -------------- ---------- ---------- ---------- ---------------- ----------- ---------
INTERNATIONAL BOND
 CLASS A SHARES
 December 31, 1997     $10.79      0.45        (0.93)       ($0.48)     (0.43)       --         (0.00)            --        --
 December 31, 1996     $10.75      0.54         0.04        $ 0.58      (0.54)       --            --             --        --
For the period ended
 12/31/1995(/7/)       $10.00      0.98         1.10        $ 2.08      (0.98)    (0.01)        (0.34)            --        --
 CLASS B SHARES
 December 31, 1997     $10.87      0.41        (0.96)       ($0.55)     (0.36)       --         (0.00)            --        --
 December 31, 1996     $10.81      0.47         0.06        $ 0.53      (0.47)       --            --             --        --
For the period ended
 12/31/1995(/7/)       $10.00      0.91         1.16        $ 2.07      (0.91)    (0.01)        (0.34)            --        --
 CLASS I SHARES
 December 31, 1997     $10.85      0.46        (0.93)       ($0.47)     (0.45)       --         (0.00)            --        --
 December 31, 1996     $10.81      0.59         0.04        $ 0.63      (0.59)       --            --             --        --
For the period ended
 12/31/1995(/7/)       $10.00      1.02         1.16        $ 2.18      (1.02)    (0.01)        (0.34)            --        --
---------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND
 CLASS A SHARES
For the period ended
 12/31/1997(/2//4/)    $10.00      0.19         0.23        $ 0.42     (0.20)        --         (0.01)          0.00        --
 CLASS B SHARES
For the period ended
 12/31/1997(/2//4/)    $10.00      0.15         0.25        $ 0.40     (0.19)        --         (0.01)          0.00        --
 CLASS I SHARES
For the period ended
 12/31/1997(/2//4/)    $10.00      0.32         0.29        $ 0.61     (0.32)        --         (0.01)          0.00        --
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND
 CLASS A SHARES
 December 31, 1997     $12.36      0.56         0.54        $ 1.10     (0.59)        --          0.00             --        --
 December 31, 1996     $12.64      0.59        (0.18)       $ 0.41     (0.58)        --         (0.01)         (0.10)       --
For the period ended
 12/31/1995(/1//5/)    $12.06      0.48         0.82        $ 1.30     (0.48)        --         (0.24)            --        --
 02/28/95              $12.13      0.60        (0.07)       $ 0.53     (0.60)        --            --             --        --
 02/28/94              $13.25      0.63        (0.15)       $ 0.48     (0.63)        --         (0.96)         (0.01)       --
 02/28/93              $12.49      0.70         1.01        $ 1.71     (0.70)        --         (0.25)            --        --
 02/29/92              $12.10      0.76         0.47        $ 1.23     (0.76)        --         (0.08)            --        --
 CLASS B SHARES
 December 31, 1997     $12.36      0.46         0.54        $ 1.00     (0.50)        --          0.00             --        --
 December 31, 1996     $12.65      0.52        (0.21)       $ 0.31     (0.49)        --         (0.01)         (0.10)       --
For the period ended
 12/31/95(/1//6/)      $12.17      0.34         0.72        $ 1.06     (0.34)        --         (0.24)            --        --
For the period ended
 12/2/94(/1//7/)       $12.14      0.41        (0.70)       ($0.29)    (0.41)        --            --             --        --
For the period ended
 2/28/94(/1//8/)       $12.37      0.03        (0.23)       ($0.20)    (0.03)        --            --             --        --
 CLASS I SHARES
 December 31, 1997     $12.36      0.61         0.51        $ 1.12     (0.62)        --          0.00             --        --
 December 31, 1996     $12.63      0.65        (0.20)       $ 0.45     (0.61)        --         (0.01)         (0.10)       --
For the period ended
 12/31/95(/1//5/)      $12.06      0.52         0.81        $ 1.33     (0.52)        --         (0.24)            --        --
For the period ended
 2/28/95(/1//9/)       $12.06      0.05           --        $ 0.05     (0.05)        --            --             --        --
---------------------------------------------------------------------------------------------------------------------------------
                      -------------
                          TOTAL
                      DISTRIBUTIONS
                      -------------
INTERNATIONAL BOND
 CLASS A SHARES
 December 31, 1997       ($0.43)
 December 31, 1996       ($0.54)
For the period ended
 12/31/1995(/7/)         ($1.33)
 CLASS B SHARES
 December 31, 1997       ($0.36)
 December 31, 1996       ($0.47)
For the period ended
 12/31/1995(/7/)         ($1.26)
 CLASS I SHARES
 December 31, 1997       ($0.45)
 December 31, 1996       ($0.59)
For the period ended
 12/31/1995(/7/)         ($1.37)
---------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND
 CLASS A SHARES
For the period ended
 12/31/1997(/2//4/)      ($0.21)
 CLASS B SHARES
For the period ended
 12/31/1997(/2//4/)      ($0.20)
 CLASS I SHARES
For the period ended
 12/31/1997(/2//4/)      ($0.33)
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND
 CLASS A SHARES
 December 31, 1997       ($0.59)
 December 31, 1996       ($0.69)
For the period ended
 12/31/1995(/1//5/)      ($0.72)
 02/28/95                ($0.60)
 02/28/94                ($1.60)
 02/28/93                ($0.95)
 02/29/92                ($0.84)
 CLASS B SHARES
 December 31, 1997       ($0.50)
 December 31, 1996       ($0.60)
For the period ended
 12/31/95(/1//6/)        ($0.58)
For the period ended
 12/2/94(/1//7/)         ($0.41)
For the period ended
 2/28/94(/1//8/)         ($0.03)
 CLASS I SHARES
 December 31, 1997       ($0.62)
 December 31, 1996       ($0.72)
For the period ended
 12/31/95(/1//5/)        ($0.76)
For the period ended
 2/28/95(/1//9/)          ($.05)
---------------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to the Financial Highlights.

    Pegasus Funds
184

PEGASUS FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    RATIOS/SUPPLEMENTAL DATA
                                                                                             RATIO OF
                                                                                            EXPENSES TO
                                                     NET                     RATIO OF NET   AVERAGE NET
CONVERSION                                         ASSETS        RATIO OF     INVESTMENT     ASSETS(%)
    TO      NET CHANGE  NET ASSET                  END OF        EXPENSES     INCOME TO     WITHOUT FEE                 AVERAGE
 CLASS A      IN NET    VALUE, END   TOTAL         PERIOD       TO AVERAGE   AVERAGE NET     WAIVERS/      PORTFOLIO   COMMISSION
  SHARES    ASSET VALUE OF PERIOD  RETURN(A)   (000'S OMITTED) NET ASSETS(%)  ASSETS(%)   REIMBURSED EXP. TURNOVER(%)     RATE
----------  ----------- ---------- ---------   --------------- ------------- ------------ --------------- -----------  ----------
    --         (0.91)     $ 9.88     (4.46%)      $  6,419         1.12%         4.76%         1.33%          4.51%        --
    --          0.04      $10.79      5.62%       $  2,006         1.15%         4.74%         1.94%         97.82%        --
    --          0.75      $10.75     21.10%++     $    487         1.33%+        4.91%+        3.65%+        48.03%++      --
    --         (0.91)     $ 9.96     (5.04%)      $    117         1.87%         4.01%         2.08%          4.51%        --
    --          0.06      $10.87      5.01%       $     46         1.90%         3.99%         4.08%         97.82%        --
    --          0.81      $10.81     20.90%++     $      4         2.03%+        4.39%+        8.69%+        48.03%++
    --         (0.92)     $ 9.93     (4.25%)      $ 81,843         0.87%         5.01%         1.08%          4.51%        --
    --          0.04      $10.85      5.99%       $ 53,845         0.90%         4.99%         1.40%         97.82%        --
    --          0.81      $10.81     22.13%++     $ 14,504         0.95%+        5.71%+        1.93%+        48.03%++      --
---------------------------------------------------------------------------------------------------------------------------------
    --          0.21      $10.21      8.31%+      $    570         1.22%+        7.42%+        1.43%+        11.17%        --
    --          0.20      $10.20      7.82%+      $     77         1.97%+        6.67%+        2.18%+        11.17%        --
    --          0.28      $10.28     12.64%+      $ 49,150         0.97%+        7.67%+        1.18%+        11.17%        --
---------------------------------------------------------------------------------------------------------------------------------
    --          0.51      $12.87      9.13%       $ 34,729         0.85%         4.65%           --          32.08%        --
    --         (0.28)     $12.36      3.36%       $ 29,352         0.83%         4.54%         0.89%         64.51%        --
    --          0.58      $12.64     10.95%++     $  7,426         0.89%+        4.57%+        1.04%+        69.31%++      --
    --         (0.07)     $12.06      4.45%       $  6,840         1.98%         5.09%         3.89%         60.78%        --
    --         (1.12)     $12.13      3.70%       $  9,234           --          4.85%         1.44%        175.06%        --
    --          0.76      $13.25     14.37%       $ 11,290           --          5.49%         1.59%         88.53%        --
    --          0.39      $12.49     10.50%       $  6,591           --          5.99%         2.75%         66.28%        --
    --          0.50      $12.86      8.26%       $  1,312         1.60%         3.90%           --          32.08%        --
    --         (0.29)     $12.36      2.56%       $    672         1.58%         3.79%         1.70%         64.51%        --
    --          0.48      $12.65      8.81%++     $    238         1.66%+        3.61%+        2.04%+        69.31%++      --
11.44(/3/)    (12.14)         --     (4.30%)++          --         3.18%+        4.51%+        5.85%+        60.78%++      --
    --         (0.23)     $12.14     (1.64%)++    $      2         0.50%+        4.10%+        2.91%+       175.06%++      --
    --          0.50      $12.86      9.32%       $355,814         0.60%         4.90%           --          32.08%        --
    --         (0.27)     $12.36      3.76%       $338,104         0.58%         4.79%         0.68%         64.51%        --
    --          0.57      $12.63     11.20%++     $240,160         0.54%+        4.95%+        0.67%+        69.31%++      --
    --            --      $12.06      0.39%++     $220,143         0.65%+        5.45%+        0.79%+        60.78%++      --
---------------------------------------------------------------------------------------------------------------------------------

                             See accompanying Notes to the Financial Statements.

                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                     INVESTMENT OPERATIONS                                          LESS DISTRIBUTIONS
                                                                                                  FROM NET
                                                               TOTAL                              REALIZED      IN EXCESS
                         NET ASSET             NET REALIZED    INCOME              IN EXCESS      GAIN ON        OF NET
                           VALUE      NET     AND UNREALIZED    FROM     FROM NET    OF NET    INVESTMENTS &    REALIZED
                         BEGINNING INVESTMENT  GAIN (LOSS)   INVESTMENT INVESTMENT INVESTMENT FOREIGN CURRENCY   GAIN ON
                         OF PERIOD   INCOME   ON INVESTMENTS OPERATIONS   INCOME     INCOME     TRANSACTIONS   INVESTMENTS
                         --------- ---------- -------------- ---------- ---------- ---------- ---------------- -----------
INTERMEDIATE MUNICIPAL
 BOND
 CLASS A SHARES
 December 31, 1997        $12.10      0.54         0.28        $ 0.82     (0.54)       --          (0.06)          --
 December 31, 1996        $12.25      0.53        (0.09)       $ 0.44     (0.51)       --          (0.08)           --
For the period ended
 12/31/95(/1//5/)         $11.79      0.44         0.56        $ 1.00     (0.44)       --          (0.10)           --
 February 28, 1995        $12.18      0.55        (0.36)       $ 0.19     (0.55)       --          (0.03)           --
 February 28, 1994        $12.79      0.61         0.01        $ 0.62     (0.61)       --          (0.62)           --
 February 28, 1993        $12.25      0.64         0.68        $ 1.32     (0.64)       --          (0.14)           --
 February 29, 1992        $11.95      0.76         0.37        $ 1.13     (0.76)       --          (0.07)           --
 CLASS B SHARES
 December 31, 1997        $12.10      0.43         0.30        $ 0.73     (0.45)       --          (0.06)           --
 December 31, 1996        $12.25      0.44        (0.09)       $ 0.35     (0.42)       --          (0.08)           --
For the period ended
 12/31/95(/1//5/)         $11.80      0.37         0.55        $ 0.92     (0.37)       --          (0.10)           --
For the period ended
 2/28/95(/2//0/)          $11.57      0.04         0.23        $ 0.27     (0.04)       --             --            --
For the period ended
 12/2/94(/1//7/)          $12.18      0.37        (0.72)       ($0.35)    (0.37)       --          (0.03)           --
For the period ended
 2/28/94(/1//8/)          $12.32      0.03        (0.14)       ($0.11)    (0.03)       --             --            --
 CLASS I SHARES
 December 31, 1997        $12.11      0.57         0.28        $ 0.85     (0.57)       --          (0.06)           --
 December 31, 1996        $12.25      0.56        (0.08)       $ 0.48     (0.54)       --          (0.08)           --
For the period ended
 12/31/95(/1//5/)         $11.80      0.47         0.55        $ 1.02     (0.47)       --          (0.10)           --
 February 28,
  1995(/1//9/)            $11.57      0.04         0.23        $ 0.27     (0.04)       --             --            --
--------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND
 CLASS A SHARES
 December 31, 1997        $10.48      0.49         0.44        $ 0.93     (0.48)       --             --            --
 December 31, 1996        $10.60      0.48        (0.14)       $ 0.34     (0.46)       --             --            --
 December 31, 1995        $ 9.54      0.48         1.06        $ 1.54     (0.48)       --             --            --
 December 31, 1994        $10.60      0.50        (1.06)       ($0.56)    (0.50)       --             --            --
 December 31,
  1993(/2//1/)            $10.00      0.44         0.59        $ 1.03     (0.43)       --             --            --
 CLASS B SHARES
 December 31, 1997        $10.18      0.38         0.44        $ 0.82     (0.41)       --             --            --
For the period ended
 12/31/96(/8/)            $10.00      0.07         0.17        $ 0.24     (0.06)       --             --            --
 CLASS I SHARES
 December 31, 1997        $10.48      0.51         0.45        $ 0.96     (0.51)       --             --            --
 December 31, 1996        $10.60      0.49        (0.14)       $ 0.35     (0.47)       --             --            --
 December 31, 1995        $ 9.54      0.48         1.06        $ 1.54     (0.48)       --             --            --
 December 31, 1994        $10.60      0.50        (1.06)       ($0.56)    (0.50)       --             --            --
 December 31,
  1993(/2//1/)            $10.00      0.44         0.59        $ 1.03     (0.43)       --             --            --
--------------------------------------------------------------------------------------------------------------------------
                         -----------------------
                         RETURN OF     TOTAL
                          CAPITAL  DISTRIBUTIONS
                         --------- -------------
INTERMEDIATE MUNICIPAL
 BOND
 CLASS A SHARES
 December 31, 1997          --        ($0.60)
 December 31, 1996           --       ($0.59)
For the period ended
 12/31/95(/1//5/)            --       ($0.54)
 February 28, 1995           --       ($0.58)
 February 28, 1994           --       ($1.23)
 February 28, 1993           --       ($0.78)
 February 29, 1992           --       ($0.83)
 CLASS B SHARES
 December 31, 1997           --       ($0.51)
 December 31, 1996           --       ($0.50)
For the period ended
 12/31/95(/1//5/)            --       ($0.47)
For the period ended
 2/28/95(/2//0/)             --       ($0.04)
For the period ended
 12/2/94(/1//7/)             --       ($0.40)
For the period ended
 2/28/94(/1//8/)             --       ($0.03)
 CLASS I SHARES
 December 31, 1997           --       ($0.63)
 December 31, 1996           --       ($0.62)
For the period ended
 12/31/95(/1//5/)            --       ($0.57)
 February 28,
  1995(/1//9/)               --       ($0.04)
--------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND
 CLASS A SHARES
 December 31, 1997           --       ($0.48)
 December 31, 1996           --       ($0.46)
 December 31, 1995           --       ($0.48)
 December 31, 1994           --       ($0.50)
 December 31,
  1993(/2//1/)               --       ($0.43)
 CLASS B SHARES
 December 31, 1997           --       ($0.41)
For the period ended
 12/31/96(/8/)               --       ($0.06)
 CLASS I SHARES
 December 31, 1997           --       ($0.51)
 December 31, 1996           --       ($0.47)
 December 31, 1995           --       ($0.48)
 December 31, 1994           --       ($0.50)
 December 31,
  1993(/2//1/)               --       ($0.43)
--------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to the Financial Highlights.

    Pegasus Funds
186

PEGASUS FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    RATIOS/SUPPLEMENTAL DATA
                                                                                                RATIO OF
                                                                                               EXPENSES TO
                                                        NET                     RATIO OF NET   AVERAGE NET
CONVERSION                                            ASSETS        RATIO OF     INVESTMENT     ASSETS(%)
    TO         NET CHANGE  NET ASSET                  END OF        EXPENSES     INCOME TO     WITHOUT FEE
 CLASS A         IN NET    VALUE, END   TOTAL         PERIOD       TO AVERAGE   AVERAGE NET     WAIVERS/      PORTFOLIO
  SHARES       ASSET VALUE OF PERIOD  RETURN(A)   (000'S OMITTED) NET ASSETS(%)  ASSETS(%)   REIMBURSED EXP. TURNOVER(%)
----------     ----------- ---------- ---------   --------------- ------------- ------------ --------------- -----------
    --             0.22    $12.32        7.05%       $ 18,903         0.84%         4.41%            --        36.82%
    --            (0.15)   $12.10        3.69%       $ 19,049         0.83%         4.37%        0.88%         52.95%
    --             0.46    $12.25        8.58%++     $ 17,777         0.83%+        4.30%+       0.97%+        44.75%++
    --            (0.39)   $11.79        1.64%       $ 17,243         0.29%         4.73%        1.38%        128.02%
    --            (0.61)   $12.18        4.94%       $ 28,826         0.06%         4.78%        1.27%        167.95%
    --             0.54    $12.79       11.26%       $ 27,885           --          5.16%        1.31%         63.67%
    --             0.30    $12.25        9.78%       $ 18,310           --          6.15%        1.72%         86.91%
    --             0.22    $12.32        6.19%       $    709         1.59%         3.66%            --        36.82%
    --            (0.15)   $12.10        2.90%       $    611         1.58%         3.62%        1.68%         52.95%
    --             0.45    $12.25        7.75%++     $    341         1.71%+        3.36%+       2.01%+        44.75%++
    --             0.23    $11.80        2.30%++     $      6         1.36%+        3.72%+       1.64%+       128.02%++
  (11.43)(/8/)    (0.75)       --       (2.98%)++          --         0.76%+        4.03%+       2.00%+       128.02%++
    --            (0.14)   $12.18       (0.93%)++    $     12         0.75%+        1.68%+       3.00%+       167.95%++
    --             0.22    $12.33        7.29%       $377,331         0.59%         4.66%            --        36.82%
    --            (0.14)   $12.11        4.05%       $373,970         0.58%         4.62%        0.64%         52.95%
    --             0.45    $12.25        8.76%++     $373,753         0.55%+        4.78%+       0.68%+        44.75%++
    --             0.23    $11.80        2.37%++     $365,801         0.50%+        4.79%+       0.60%+       128.02%++
------------------------------------------------------------------------------------------------------------------------
    --             0.45    $10.93        9.15%       $ 18,687         0.92%         4.59%        0.98%         37.84%
    --            (0.12)   $10.48        3.32%       $ 18,575         0.88%         4.57%        0.96%         24.49%
    --             1.06    $10.60       16.49%       $ 21,034         0.79%         4.71%        1.04%         26.97%
    --            (1.06)   $ 9.54       (5.42%)      $ 21,106         0.53%         5.01%        1.05%         25.93%
    --             0.60    $10.60       11.50%+      $ 26,342         0.19%+        5.12%+       1.21%+        41.70%++
    --             0.41    $10.59        8.26%       $    707         1.67%         3.84%        1.73%         37.84%
    --             0.18    $10.18        2.45%++     $    110         1.69%+        2.01%+       1.77%+        24.49%+
    --             0.45    $10.93        9.42%       $ 61,768         0.67%         4.84%        0.73%         37.84%
    --            (0.12)   $10.48        3.44%       $ 41,909         0.77%         4.68%        0.85%         24.49%
    --             1.06    $10.60       16.49%       $ 32,419         0.79%         4.71%        1.04%         26.97%
    --            (1.06)   $ 9.54       (5.42%)      $ 24,157         0.53%         5.01%        1.05%         25.93%
    --             0.60    $10.60       11.50%+      $ 15,772         0.19%+        5.12%+       1.21%+        41.70%++
------------------------------------------------------------------------------------------------------------------------
                                                    RATIOS/SUPPLEMENTAL DATA


 AVERAGE
COMMISSION
   RATE
----------
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
---------------------------------------------------------------------------------------------------------
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
    --
---------------------------------------------------------------------------------------------------------

                             See accompanying Notes to the Financial Statements.

                                                                Pegasus Funds

SEE NOTES TO FINANCIAL HIGHLIGHTS

(1) For the period February 8, 1994 (initial offering date of Class B Shares) through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Class A Shares.

(2) For the period March 3, 1995 (re-offering date of Class B Shares) through December 31, 1995.

(3) On December 2, 1994, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Class A Shares.

(4) For the period March 3, 1995 (initial offering date of Class I Shares) through December 31, 1995.

(5) For the period August 24, 1996 (initial offering date of Class B Shares) through December 31, 1996.

(6) For the period December 17, 1996 (commencement of operations) through December 31, 1996.

(7) For the period January 27, 1995 (commencement of operations) through December 31, 1995.

(8) For the period September 23, 1996 (initial offering date of Class B Shares) through December 31, 1996.

(9) For the period December 3, 1994 (commencement of operations) through December 31, 1994.

(10) For the period September 17, 1994 (commencement of operations) through December 31, 1994.

(11) For the period February 1, 1995 (commencement of operations) through December 31, 1995. Effective February 1, 1995, the Fund changed its fiscal year end from January 31 to December 31.

(12) For the period March 5, 1993 (commencement of operations) through January 31, 1994.

(13) For the period May 31, 1995 (re-offering date of Class B Shares) through December 31, 1995. Effective February 1, 1995, the Fund changed its fiscal year end from January 31, to December 31.

(14) For the period February 8, 1994 (initial offering date of Class B Shares) through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares and such shares converted to Class A shares.

(15) For the period March 1, 1995 through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.

(16) For the period April 4, 1995 (re-offering date of Class B Shares) through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.

(17) For the period March 1, 1994 through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares and such shares converted to Class A Shares.

    Pegasus Funds
188

(18) For the period February 8, 1994 (initial offering date of Class B Shares) through February 28, 1994.

(19) For the period February 1, 1995 (initial offering date of Class I Shares) to February 28, 1995.

(20) For the period January 30, 1995 (re-offering date of Class B Shares) through February 28, 1995.

(21) For the period February 1, 1993 (commencement of operations) through December 31, 1993.

(22) For the period May 1, 1992 (initial offering date of Class A shares) through December 31, 1992.

(23) For the period July 10, 1992 (inception) through December 31, 1992.

(24) For the period June 30, 1997 (commencement of operations) through December 31, 1997.

(25) The Portfolio Turnover Percentage was adjusted for Redemptions In-Kind for shareholders that took place during 1997 for the Equity Index, Mid-Cap Opportunity and Intrinsic Value Funds. Each Fund's securities sales were appropriately reduced by the fair market value of the Redemptions In-Kind. The Redemptions In-Kind for the Equity Index, Mid-Cap Opportunity and Intrinsic Value Funds were approximately $260 million, $4 million and $5 million, respectively.

(26) The Portfolio Turnover Percentage was adjusted for a conversion of assets from First National Bank of Chicago's International Equity Common Trust Fund, which took place during 1997. The Fund's securities purchases were appropriately reduced by the fair market value of the asset transfer approximating $20 million.

(a) Total returns as presented do not include any applicable sales load or redemption charges.
 +  Annualized.
++  Not Annualized.

                                                                Pegasus Funds

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Trustees and Shareholders of  the Pegasus Funds:

 We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the PEGASUS FUNDS (comprising, as indicated in Note 1, the Managed Assets Conservative, Managed Assets Balanced, Managed Assets Growth, Equity Income, Growth, Mid-Cap Opportunity, Small-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond, Multi Sector Bond, International Bond, High Yield Bond, Municipal Bond, Intermediate Municipal Bond and the Michigan Municipal Bond Funds), as of December 31, 1997, and the related statements of operations for the period then ended, changes in net assets and financial highlights for each of the two years in the periods then ended. We have also audited the financial highlights for each of the periods from inception (as indicated in Note 1) through December 31, 1995, of the Managed Assets Balanced, Mid-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond and Michigan Municipal Bond Funds. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods from inception (as indicated in Note 1) through December 31, 1995, of the Managed Assets Conservative, Equity Income, Growth, Small Cap Opportunity, Multi Sector Bond, International Bond, Municipal Bond and the Intermediate Municipal Bond Funds were audited by other auditors whose report dated February 23, 1996, expressed an unqualified opinion on those financial highlights.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts and confirmation of securities owned as of December 31, 1997, by inspection and correspondence with custodians, banks and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Pegasus Funds as of December 31, 1997, the results of their operations for the period then ended and the changes in their net assets and the financial highlights for each of the two years in the periods then ended in conformity with generally accepted accounting principles. The financial highlights for each of the periods from inception (as indicated in Note 1) through December 31, 1995, of the Managed Assets Balanced, Mid-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond and the Michigan Municipal Bond Funds present fairly, in all material respect, the financial highlights in conformity with generally accepted accounting principles.

                                   Arthur Andersen LLP

Detroit, Michigan,
February 24, 1998.

    Pegasus Funds
190

                         PEGASUS CASH MANAGEMENT FUNDS

                             Cash Management Fund

                         Treasury Cash Management Fund

                                Treasury Prime
                             Cash Management Fund

                          U.S. Government Securities
                             Cash Management Fund

                        Municipal Cash Management Fund

                                 ANNUAL REPORT

                               December 31, 1997

PLEASE READ CAREFULLY: THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, FIRST CHICAGO NBD CORPORATION OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT EACH FUND WILL BE ABLE TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.

                         PEGASUS CASH MANAGEMENT FUNDS

                               TABLE OF CONTENTS

         Letter to Shareholders.............................   1

         Statements of Assets and Liabilities...............   3

         Statements of Operations...........................   4

         Statements of Changes in Net Assets................   5

         Portfolio of Investments...........................   7

         Notes to Financial Statements......................  20

         Financial Highlights...............................  26

         Report of Independent Public Accountants...........  29


                               INVESTMENT ADVISER
           First Chicago NBD Investment Management Company (FCNIMCO)
                 Three First National Plaza, Chicago, IL 60670

                               ----------------

                                  DISTRIBUTOR
                              BISYS Fund Services
                               3435 Stelzer Road
                               Columbus, OH 43219

                                                               December 31, 1997

Dear Pegasus Shareholder:

We are pleased to present the Annual Report for the Pegasus Cash Management Funds dated December 31, 1997. This report contains the portfolios and financial statements for the Funds, all of which purchase high quality money market securities in accordance with their investment objectives and respective management policies.

During 1997 we added two new institutional money market portfolios to the Pegasus Cash Management Funds to meet a broader range of customer needs. The Pegasus Treasury Cash Management Fund invests in U.S. Treasury securities and repurchase agreements collateralized by such securities. The new Municipal Cash Management Fund generates interest income that is generally exempt from Federal income tax by investing in short-term municipal obligations, including general obligation and revenue bonds and notes. Interest income produced from the Municipal Cash Management Fund may be subject to the federal alternative minimum tax.

A direct purchase plan was also developed in 1997. With a minimum initial purchase of $1 million or more, institutional investors can now invest directly with the Cash Management Funds through our 1-800-688-3350 Pegasus Shareholder Servicing Group. This program complements our automated investment products using the Pegasus Cash Management Funds.

As of December 31, 1997, the Pegasus Cash Management Fund, U.S. Government Securities Cash Management Fund, Treasury Cash Management Fund, and Treasury Prime Cash Management Fund were each assigned a AAA rating by Standard & Poor's Rating Group and a Aaa rating by Moody's Investors Service, Inc. These ratings reflect the Funds' capacity to maintain principal and limit exposure to loss. The ratings are historical and are based upon the Funds' credit quality, market price exposure and management.

The investment adviser to the Pegasus Funds, First Chicago NBD Investment Management Company, brings you the expertise and heritage of an institution that has been managing money for over 100 years. We thank you for the confidence you have expressed by investing in the Pegasus Cash Management Funds. We remain committed to pursuing an investment strategy which seeks to provide competitive yields while protecting the value of your principal.

Sincerely,

LOGO
Deborah Edwards

Managing Director
First Chicago NBD Investment Management Company

INVESTMENT YEAR IN REVIEW
It appears that the U.S. economy is experiencing an almost ideal combination of continued growth, tame inflation, and strong employment. U.S. Federal Reserve
(Fed) policy makers left the benchmark Federal Funds (Fed Funds) rate unchanged for most of 1997. The Fed last raised the Fed Funds rate from 5.25% to 5.50% on March 25, 1997, as large gains in gross domestic product were reported for the fourth quarter of 1996 (4.3%) and the first quarter of 1997 (4.9%). The Fed worried that the strong economy would lead to increasing inflation. The economy did remain strong for the rest of 1997, but excessive inflation did not appear. For the year, inflation as measured by the consumer price index (CPI), was only 1.7%. The U.S. economy is enjoying some of the lowest inflation in more than a decade. Except for 1986, when the collapse of oil prices led to a drop in the CPI, inflation has not been so low since the 1960s.

Employment also remains strong. December's unemployment rate came in at 4.7%, which followed November's 4.6%, the lowest in 24 years. The economy of 1997 has caused many economists to re-think the traditional teaching that tight labor markets almost certainly result in higher wages which in turn result in higher prices as the wage increases are passed on to the consumer. However, wages are rising. There are worker shortages in many industries and companies are increasing compensation to retain and attract employees. And because of this, the Fed will most certainly keep a watchful eye on wage pressures.

MUNICIPAL MONEY MARKET REVIEW
For much of the first part of 1997, the short-term tax-exempt market saw excessive cash inflows with tax-free money funds at a record level of $150 billion in assets by the end of the first quarter. The Fed Funds increase in March led many longer-term investors toward a more cautionary position by shifting assets from the capital markets to the cash markets. By mid-April, the positive cash flows which had been present for much of the early stages of the year finally reversed as income-tax related redemptions caused tax-free assets to fall by nearly $7 billion or almost 5%.

The second half of the year was supply driven with 83% ($37.4 billion) of total 1997 new issuances coming to market. This was a welcome source of relief for fund managers as they deployed some of their excess liquidity into longer-term notes. The combination of heavy supply and investor interest in the surging equity market resulted in upward pressure on short-term tax-exempt interest rates, resulting in a sharply inverted yield curve at year end. We expect the curve to return to normal in the beginning of the year.

INTEREST RATE OUTLOOK
It appears that the Fed will hold a steady course until the problems in Asia are resolved in the upcoming months. Some have talked of deflation, but this seems unlikely as our domestic economy remains robust. U.S. Treasury yields have been pushed down by a "flight to quality" causing the short-end of the yield curve to invert. As the Asian problems are sorted out, the short-end of the curve should become positively sloped again. It looks like 1998 will be similar to 1997 with short-term interest rates generally holding relatively steady in both the taxable and tax-exempt markets.

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

--------------------------------------------------------------------------------

                                            TREASURY   TREASURY PRIME
                               CASH           CASH          CASH      U.S. GOVERNMENT MUNICIPAL CASH
                            MANAGEMENT     MANAGEMENT    MANAGEMENT   SECURITIES CASH   MANAGEMENT
                               FUND           FUND          FUND      MANAGEMENT FUND      FUND
                          --------------------------------------------------------------------------
ASSETS:
Investments in securi-
 ties:
 At cost                  $1,693,909,807  $206,369,547  $323,252,227   $889,512,904    $257,679,504
----------------------------------------------------------------------------------------------------
 At amortized cost        $1,694,660,306  $206,363,105  $323,839,887   $890,186,212    $257,593,870
Cash                                 506           807           546            389           6,507
Interest receivable            9,966,508     1,262,273     1,632,046      5,782,878       1,490,384
Deferred organization
 costs, net                       71,420        20,798        37,139         65,878          19,999
Prepaids and other               154,851         8,530        38,392          6,223           8,947
----------------------------------------------------------------------------------------------------
 TOTAL ASSETS              1,704,853,591   207,655,513   325,548,010    896,041,580     259,119,707
----------------------------------------------------------------------------------------------------
LIABILITIES:
Accrued investment advi-
 sory fees                       247,826        38,255        45,164        143,614          46,703
Accrued administration
 fees                            185,870        28,692        34,262        107,710          35,027
Shareholder service fees
 payable (Service
 Shares)                         208,389        47,670        45,867         70,778          13,470
Accrued custodian fees             1,208           564         2,997          3,864           1,113
Dividends payable              6,166,301       967,337     1,011,162      3,617,938         767,548
Other payable and ac-
 crued expenses                   11,159           990         5,596         70,156          17,091
----------------------------------------------------------------------------------------------------
 TOTAL LIABILITIES             6,820,753     1,083,508     1,145,048      4,014,060         880,952
----------------------------------------------------------------------------------------------------
 NET ASSETS               $1,698,032,838  $206,572,005  $324,402,962   $892,027,520    $258,238,755
----------------------------------------------------------------------------------------------------
NET ASSET VALUE AND RE-
 DEMPTION PRICE PER
 SHARE:
INSTITUTIONAL SHARES:
 Net Assets               $  705,269,561  $    850,150  $ 90,813,283   $534,364,374    $201,704,825
 Capital shares              705,428,562       850,150    90,814,206    534,773,833     201,704,825
----------------------------------------------------------------------------------------------------
 Net asset value and re-
  demption price per
  share                   $         1.00  $       1.00  $       1.00   $       1.00    $       1.00
----------------------------------------------------------------------------------------------------
SERVICE SHARES:
 Net assets               $  992,763,277  $205,721,855  $233,589,679   $357,663,146    $ 56,533,930
 Capital shares              992,806,174   205,721,855   233,587,015    357,765,038      56,533,930
----------------------------------------------------------------------------------------------------
 Net asset value and re-
  demption price per
  share                   $         1.00  $       1.00  $       1.00   $       1.00    $       1.00
----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Capital shares
  (unlimited number of
  shares authorized, par
  value $.01 per share)   $   16,982,347  $  2,065,720  $  3,244,012   $  8,925,389    $  2,582,388
 Additional paid-in cap-
  ital                     1,681,252,391   204,506,285   321,157,209    883,613,482     255,656,367
 Accumulated
  undistributed net
  realized gains
  (losses)                      (201,900)           --         1,741       (511,351)             --
----------------------------------------------------------------------------------------------------
TOTAL NET ASSETS          $1,698,032,838  $206,572,005  $324,402,962   $892,027,520    $258,238,755
----------------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

                                                                Pegasus Funds  3

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Period Ended December 31, 1997

--------------------------------------------------------------------------------

                                             TREASURY     TREASURY PRIME  U.S. GOVERNMENT    MUNICIPAL
                          CASH MANAGEMENT CASH MANAGEMENT CASH MANAGEMENT SECURITIES CASH CASH MANAGEMENT
                               FUND          FUND (A)          FUND       MANAGEMENT FUND    FUND (B)
                          -------------------------------------------------------------------------------
INVESTMENT INCOME           $54,798,142     $3,734,012      $13,105,724     $40,961,077     $2,793,026
---------------------------------------------------------------------------------------------------------
EXPENSES:
 Investment advisory fee      1,921,758        133,148          510,037       1,457,684        148,267
 Administration fees          1,441,319         99,861          382,527       1,093,263        111,200
 Service plan fees
  (Service Shares)            1,227,854        165,217          556,037         679,593         50,555
 Custodial fees                   9,935          2,919           10,913           5,335          5,453
 Registration and filing
  fees                           11,788         12,274           13,668           6,860         13,376
 Professional fees               29,360          7,912           29,285          12,403          9,065
 Amortization of de-
  ferred organization
  costs                          34,675          3,040           25,550          32,120          3,699
 Other expenses                 178,497          7,183           31,446          18,149          9,183
 Less: expense reim-
  bursements                   (279,533)       (33,327)        (105,789)        (88,360)       (40,982)
---------------------------------------------------------------------------------------------------------
 NET EXPENSES                 4,575,653        398,227        1,453,674       3,217,047        309,816
---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME       $50,222,489     $3,335,785      $11,652,050     $37,744,030     $2,483,210
---------------------------------------------------------------------------------------------------------
NET REALIZED GAINS
 (LOSSES) ON INVESTMENTS             --             --             (507)          4,536             --
---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET AS-
 SETS FROM OPERATIONS       $50,222,489     $3,335,785      $11,651,543     $37,748,566     $2,483,210

--------------------------------------------------------------------------------
(a) For the period from September 12, 1997 (commencement of operations) through December 31, 1997.
(b) For the period from August 18, 1997 (commencement of operations) through December 31, 1997.

                See accompanying Notes to Financial Statements.

4  Pegasus Funds

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                   TREASURY
                                                               CASH MANAGEMENT
                                CASH MANAGEMENT FUND                 FUND
                         --------------------------------------------------------
                            Year Ended        Year Ended         Period Ended
                         December 31, 1997 December 31, 1996 December 31, 1997(a)
                         --------------------------------------------------------
FROM OPERATIONS:
 Net investment income    $    50,222,489   $    28,131,525     $   3,335,785
 Net realized gains
  (losses) on invest-
  ments                                --               (32)               --
---------------------------------------------------------------------------------
 Net increase in net as-
  sets from operations         50,222,489        28,131,493         3,335,785
---------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
 HOLDERS FROM NET IN-
 VESTMENT INCOME:
 Institutional Shares         (25,209,373)      (21,315,342)          (25,600)
 Service Shares               (25,013,116)       (6,816,183)       (3,310,185)
---------------------------------------------------------------------------------
 Total distributions to
  shareholders                (50,222,489)      (28,131,525)       (3,335,785)
---------------------------------------------------------------------------------
FROM CAPITAL SHARE
 TRANSACTIONS:
 Proceeds from shares
  sold                      9,535,537,549     3,601,197,069       569,961,617
 Net asset value of
  shares issued in rein-
  vestment of distribu-
  tions to shareholders         4,462,385         2,720,665                --
---------------------------------------------------------------------------------
                            9,539,999,934     3,603,917,734       569,961,617
 Less: payments for
  shares redeemed          (8,960,162,558)   (2,996,599,096)     (363,389,612)
---------------------------------------------------------------------------------
 Net increase in net as-
  sets from capital
  share transactions          579,837,376       607,318,638       206,572,005
---------------------------------------------------------------------------------
NET INCREASE IN NET AS-
 SETS                         579,837,376       607,318,606       206,572,005
NET ASSETS:
 Beginning of period        1,118,195,462       510,876,856                --
---------------------------------------------------------------------------------
 End of period            $ 1,698,032,838   $ 1,118,195,462     $ 206,572,005

--------------------------------------------------------------------------------
(a) For the period from September 12, 1997 (commencement of operations) through December 31, 1997.

                See accompanying Notes to Financial Statements.

                                                                Pegasus Funds  5

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

--------------------------------------------------------------------------------

                                                                                                MUNICIPAL
                                 TREASURY PRIME              U.S. GOVERNMENT SECURITIES      CASH MANAGEMENT
                              CASH MANAGEMENT FUND              CASH MANAGEMENT FUND              FUND
                         ---------------------------------------------------------------------------------------
                           Year Ended       Year Ended       Year Ended       Year Ended      Period Ended
                          December 31,     December 31,     December 31,     December 31,     December 31,
                              1997             1996             1997             1996            1997(b)
                         ---------------------------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income   $    11,652,050  $    10,125,658  $    37,744,030  $    28,593,227   $   2,483,210
 Net realized gains
  (losses) on
  investments                       (507)           4,248            4,536            8,700              --
----------------------------------------------------------------------------------------------------------------
 Net increase in net
  assets from
  operations                  11,651,543       10,129,906       37,748,566       28,601,927       2,483,210
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
 HOLDERS FROM NET IN-
 VESTMENT INCOME:
 Institutional Shares         (1,457,277)      (1,717,216)     (24,156,026)     (21,389,317)     (1,845,036)
 Service Shares              (10,194,773)      (8,408,442)     (13,588,004)      (7,203,910)       (638,174)
----------------------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders               (11,652,050)     (10,125,658)     (37,744,030)     (28,593,227)     (2,483,210)
----------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
 TRANSACTIONS:
 Proceeds from shares
  sold                     2,338,002,420    2,257,327,819    5,164,514,378    4,081,677,457     523,029,206
 Net asset value of
  shares issued in
  reinvestment of
  distributions to
  shareholders                   395,431          490,552        1,116,975        1,174,078          13,719
----------------------------------------------------------------------------------------------------------------
                           2,338,397,851    2,257,818,371    5,165,631,353    4,082,851,535     523,042,925
 Less: payments for
  shares redeemed         (2,299,154,786)  (2,117,229,794)  (4,849,816,940)  (4,052,046,110)   (264,804,170)
----------------------------------------------------------------------------------------------------------------
 Net increase in net as-
  sets from capital
  share transactions          39,243,065      140,588,577      315,814,413       30,805,425     258,238,755
----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET AS-
 SETS                         39,242,558      140,592,825      315,818,949       30,814,125     258,238,755
NET ASSETS:
 Beginning of period         285,160,404      144,567,579      576,208,571      545,394,446              --
----------------------------------------------------------------------------------------------------------------
 End of period           $   324,402,962  $   285,160,404  $   892,027,520  $   576,208,571   $ 258,238,755
----------------------------------------------------------------------------------------------------------------

(b)For the period from August 18, 1997 (commencement of operations) through December 31, 1997.

                See accompanying Notes to Financial Statements.

6  Pegasus Funds

PEGASUS CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                                          FACE         COST
                     DESCRIPTION                         AMOUNT      (NOTE 2)
                     -----------                         ------     ---------
TEMPORARY CASH INVESTMENTS -- 29.45%
 Donaldson Lufkin Revolving Repurchase Agreement,
  6.53%, 1/2/98 (secured by various U.S. Treasury
  obligations with maturities ranging from 4/2/98
  through 2/15/07 at various interest rates ranging
  from 0.00% to 11.625%, all held at The Bank of New
  York).............................................. $  6,246,000 $  6,246,000
 Goldman Sachs, Revolving Repurchase Agreement,
  6.50%, 1/2/98 (secured by U.S. Treasury Notes with
  a maturity of 11/15/00, and an interest rate of
  5.75%, all held at The Bank of New York)...........   14,830,000   14,830,000
 H.S.B.C. Security Agency Revolving Repurchase
  Agreement, 6.75%, 1/2/98 (secured by various Agency
  obligations with maturities ranging from 1/2/98
  through 12/23/98 at various interest rates ranging
  from 0.00% to 8.20%, all held at Chase Bank).......  271,000,000  271,000,000
 Nomura Agency Revolving Repurchase Agreement, 6.75%,
  1/2/98 (secured by various U.S. Treasury and Agency
  obligations with maturities ranging from 1/29/98
  through 10/10/07 at various interest rates ranging
  from 0.00% to 7.40%, all held at The Bank of New
  York)..............................................  144,000,000  144,000,000
 Smith Barney Inc., Revolving Repurchase Agreement,
  6.75%, 1/2/98 (secured by various U.S. Treasury &
  Agency obligations with maturities ranging from
  7/31/98 through 11/25/07 at various interest rates
  ranging from 0.00% to 9.00%, all held at The Bank
  of New York).......................................   63,000,000   63,000,000
                                                                   ------------
                                                                    499,076,000
                                                                   ------------
COMMERCIAL PAPER -- 16.76%
 Banca Serafin S.A., 5.65%, 8/31/98..................   20,000,000   19,240,389
 Bank of Montreal, 6.25%, 1/9/98.....................   10,000,000    9,986,111
 Calicia Funding Corp., 5.75%, 3/4/98................   12,500,000   12,376,215
 Centre SQ Funding Corp., 5.62%, 1/5/98..............   20,000,000   19,987,511
 Centric Capital Corp., 5.95%, 1/12/98...............   25,000,000   24,954,549
 Corporate Receivables Corp., 5.75%, 3/10/98.........   10,000,000    9,891,389
 Greenwich Funding Corp., 5.90%, 1/20/98.............   40,000,000   39,871,222
 Glencore Asset Funding Corp., 6.25%, 1/12/98........   20,000,000   19,961,806
 National Cooperative Services Corp., 5.76%, 3/3/98..   12,944,000   12,817,667
 New Center Asset Trust, 6.80%, 1/2/98...............   75,000,000   74,985,833
 Pooled Accounts Receivable Capital, 6.13%, 1/13/98..   20,000,000   19,959,133
 Windmill Funding Corp., 6.15%, 1/20/98..............   20,077,000   20,011,833
                                                                   ------------
                                                                    284,043,658
                                                                   ------------

                                                                Pegasus Funds  7

PEGASUS CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                   AMORTIZED
                                                        FACE          COST
                    DESCRIPTION                        AMOUNT       (NOTE 2)
                    -----------                        ------      ---------
NOTES -- 13.88%
 Associates Corp. of North America, 7.30%, 3/15/98. $  1,000,000 $    1,002,875
 Associates Corp. of North America, Senior Note,
  6.50%, 9/9/98....................................    8,000,000      8,030,606
 Bank of New York, 6.10%, 5/22/98..................   10,000,000      9,996,131
 CSA Funding, V/R, Note Series C, 3/31/98..........   20,000,000     20,000,000
 Federal National Mortgage Assn., Medium Term Note,
  5.48%, 1/2/98....................................    7,000,000      6,999,959
 GE Engine Receivable Trust, V/R Note, 6.34%,
  2/14/00..........................................   10,714,874     10,714,874
 General American Life Insurance Co., 5.85%,
  1/30/98..........................................   20,000,000     20,000,000
 Key Auto Finance, 5.835%, 1/5/99..................   10,000,000     10,000,000
 KBL Capital Funding, Series A, V/R, 5/1/27........    3,000,000      3,000,000
 Morgan Guaranty Trust Co., 5.965%, 6/22/98........   10,000,000      9,998,400
 Saegertown Manufacturing Co. PA, V/R, 12/1/03.....    5,000,000      5,000,000
 Sigma Finance Medium Term Note, 5.84%, 8/4/98.....    2,000,000      2,000,000
 Sigma Finance Medium Term Note, 5.84%, 10/20/98...   15,000,000     15,000,000
 Sigma Finance, Medium Term Note, 6.25%, 4/7/98....   10,000,000     10,000,000
 SunAmerica Life Insurance Company, 6.01%,
  11/19/98*........................................   25,000,000     25,000,000
 Travelers Insurance Company, 5.91%, 11/6/98*......   25,000,000     25,000,000
 Travelers Insurance Company, 6.07%, 12/11/98......   25,000,000     25,000,000
 Wachovia Bank, Medium Term Note, 5.895%, 10/2/98..   10,000,000      9,994,570
 Wilmington Trust Co., Series B Amtrak 93-B, V/R,
  1/1/13...........................................   18,403,050     18,403,050
                                                                 --------------
                                                                    235,140,465
                                                                 --------------
CERTIFICATES OF DEPOSIT -- 8.97%
 Canadian Imperial Bank of Commerce, 5.685%,
  3/2/98...........................................    5,000,000      4,998,938
 Canadian Imperial Bank of Commerce, 5.95%,
  6/29/98..........................................    2,000,000      2,000,296
 Commerzbank AG , 5.89%, 7/9/98....................    5,000,000      5,000,081
 Credit Commercial De France, 5.90%, 9/17/98.......   20,000,000     19,993,215
 Crestar Bank, 5.86%, 6/15/98......................   25,000,000     25,000,000
 Lasalle National Bank, 5.96%, 2/25/98.............   15,000,000     15,000,000
 Morgan Guaranty Trust, 5.80%, 7/28/98.............    2,000,000      1,999,959
 Norddeutsche Landesbank Girozentrale, 5.9175%,
  10/21/98.........................................   10,000,000      9,995,971
 Rabobank Nederland, 5.97%, 3/20/98................    5,000,000      5,000,784
 Royal Bank of Canada, 5.91%, 6/17/98..............   10,000,000     10,002,844
 Royal Bank of Canada, 5.88%, 9/17/98..............   15,000,000     15,003,056
 Societe Generale, 5.945%, 8/28/98.................    3,000,000      2,998,968
 Societe Generale, 5.96%, 9/15/98..................   20,000,000     20,011,870

8  Pegasus Funds

PEGASUS CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                   AMORTIZED
                                                        FACE          COST
                    DESCRIPTION                        AMOUNT       (NOTE 2)
                    -----------                        ------      ---------
 Swiss Bank Corp., 5.88%, 11/19/98.................. $10,000,000 $    9,998,312
 Westpac Banking Corp., 5.97%, 3/24/98..............   5,000,000      4,998,889
                                                                 --------------
                                                                    152,003,183
                                                                 --------------
TIME DEPOSITS -- 30.94%
 Bank Brussel Lambert, 6.625%, 1/2/98...............  57,000,000     57,000,000
 Bank of Montreal, 4.875%, 1/2/98...................  75,000,000     75,000,000
 Citibank N.A., 4.50%, 1/2/98.......................  28,897,000     28,897,000
 Istituto Bancario San Paolo, 6.875%, 1/2/98........  50,000,000     50,000,000
 Key Bank N.A., 6.75%, 1/2/98.......................  75,000,000     75,000,000
 Southtrust Bank of AL, 5.00%, 1/2/98...............  48,500,000     48,500,000
 Suntrust Bank, 6.75%, 1/2/98.......................  75,000,000     75,000,000
 Union Bank of Switzerland, 8.50%, 1/2/98...........  50,000,000     50,000,000
 Wachovia Bank of North Carolina N.A., 4.50%,
  1/2/98............................................  65,000,000     65,000,000
                                                                 --------------
                                                                    524,397,000
                                                                 --------------
TOTAL INVESTMENTS...................................             $1,694,660,306
                                                                 ==============

V/R -- Variable Rate
  * -- Restricted Security (see Note 5)

                See accompanying Notes to Financial Statements.

                                                                Pegasus Funds  9

PEGASUS TREASURY CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                                          FACE         COST
                     DESCRIPTION                         AMOUNT      (NOTE 2)
                     -----------                         ------     ---------
TEMPORARY CASH INVESTMENTS -- 87.90%
 Aubrey Lanston Revolving Repurchase Agreement, 6.50%,
  1/2/98 (secured by various U.S. Treasury obligations
  with maturities ranging from 11/30/99 through
  11/15/06 at various interest rates ranging from
  0.00% to 7.875%, all held at Chase Bank)............ $ 9,000,000 $  9,000,000
 Barclays Inc., Revolving Repurchase Agreement, 6.60%,
  1/2/98 (secured by various U.S. Treasury obligations
  with maturities ranging from 8/31/99 through
  11/15/00 at various interest rates ranging from
  5.875% to 8.500%, all held at The Bank of New York).   9,000,000    9,000,000
 Bear Stearns & Co., Inc., Revolving Repurchase
  Agreement, 6.50%, 1/2/98 (secured by various U.S.
  Treasury obligations with maturities ranging from
  8/15/98 through 11/15/07 at various interest rates
  ranging from 0.00% to 8.00%, all held at the
  Custodial Trust Company)............................  49,000,000   49,000,000
 Credit Suisse First Boston Revolving Repurchase
  Agreement, 6.25%, 1/2/98 (secured by various U.S.
  Treasury obligations with a maturity at 1/31/99 at
  an interest rate of 5.00%, held at Chase Bank)......   9,000,000    9,000,000
 First Union Capital Markets, Revolving Repurchase
  Agreement, 6.625%, 1/2/98 (secured by various U.S.
  Treasury obligations with maturities ranging from
  1/2/98 through 3/31/99 at various interest rates
  ranging from 0.00% to 6.25%, all held at Bankers
  Trust Company)......................................   9,000,000    9,000,000
 Goldman Sachs Agency, Revolving Repurchase Agreement,
  6.50%, 1/2/98 (secured by U.S. Treasury Note
  maturing 11/15/00 at an interest rate of 5.75%, held
  at The Bank of New York)............................   9,000,000    9,000,000
 Greenwich Capital Markets, Inc., Revolving Repurchase
  Agreement, 6.60%, 1/2/98 (secured by various U.S.
  Treasury obligations with maturities ranging from
  5/15/98 through 2/15/05 at an interest rate of 0.00%
  held at Chase Bank).................................   9,000,000    9,000,000
 H.S.B.C. Treasury, Revolving Repurchase Agreement,
  6.75%, 1/2/98 (secured by various U.S. Treasury
  Notes with maturities ranging from 1/2/98 through
  8/31/00, at various interest rates ranging from
  0.00% to 6.25%, all held at Chase Bank).............   9,000,000    9,000,000
 Morgan Stanley & Co., Repurchase Agreement, 6.625%,
  1/2/98 (secured by U.S. Treasury Note maturing
  08/31/00, at an interest rate of 6.25%, held at
  Chase Bank).........................................   9,000,000    9,000,000

10  Pegasus Funds

PEGASUS TREASURY CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                                          FACE         COST
                     DESCRIPTION                         AMOUNT      (NOTE 2)
                     -----------                         ------     ---------
 Nationsbank Revolving Repurchase Agreement, 6.625%,
  1/2/98 (secured by various U.S. Treasury Notes with
  maturities ranging from 2/15/02 through 8/15/07, at
  various interest rates ranging from 5.625% to
  9.375%, all held at Chase Bank)..................... $49,000,000 $ 49,000,000
 Nomura Treasury, Revolving Repurchase Agreement,
  6.75%, 1/2/98 (secured by various U.S. Treasury
  Notes with maturities ranging from 11/15/98 through
  5/15/04, at various interest rates ranging from
  5.50% to 7.25%, all held at The Bank of New York)...   9,000,000    9,000,000
 Salomon Brothers, Inc., Revolving Repurchase
  Agreement, 6.625%, 1/2/98 (secured by various U.S.
  Treasury obligations with maturities ranging from
  7/15/98 through 2/28/02 at various interest rates
  ranging from 5.75% to 8.25%, all held at Chase
  Bank)...............................................   2,384,000    2,384,000
                                                                   ------------
                                                                    181,384,000
                                                                   ------------
U.S. GOVERNMENT OBLIGATIONS -- 12.10%
 U.S. Treasury Securities -- 12.10%
  U.S. Treasury Notes:
   6.125%, 08/13/98...................................   5,000,000    5,012,107
   6.00%, 09/30/98....................................  10,000,000   10,016,216
   5.125%, 11/30/98...................................  10,000,000    9,950,782
                                                                   ------------
                                                                     24,979,105
                                                                   ------------
TOTAL INVESTMENTS.....................................             $206,363,105
                                                                   ============

                See accompanying Notes to Financial Statements.

                                                               Pegasus Funds  11

PEGASUS TREASURY PRIME CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                                          FACE         COST
                     DESCRIPTION                         AMOUNT      (NOTE 2)
                     -----------                         ------     ---------
U.S. TREASURY SECURITIES -- 100.00%
 U.S. Treasury Bills:
  5.285%, 1/08/98..................................... $ 5,078,000 $  5,072,993
  4.93%, 1/15/98......................................   8,074,000    8,058,144
  5.19%, 1/22/98......................................  58,130,000   57,954,189
  5.355%, 2/5/98......................................  53,415,000   53,147,064
  5.37%, 2/12/98......................................  59,525,000   59,174,340
  5.05%, 2/19/98......................................  18,547,000   18,417,999
  5.18%, 2/26/98......................................  17,610,000   17,468,339
  5.50%, 3/5/98.......................................  10,000,000    9,905,938
  5.18%, 3/19/98......................................  10,000,000    9,889,206
  5.14%, 4/2/98.......................................  14,255,000   14,067,806
  5.49%, 4/30/98......................................     297,000      291,625
                                                                   ------------
                                                                    253,447,643
                                                                   ------------
 U.S. Treasury Notes:
  7.875%, 1/15/98.....................................  25,000,000   25,023,269
  8.125%, 2/15/98.....................................   3,296,000    3,305,910
  5.125%, 3/31/98.....................................   6,714,000    6,704,025
  7.875%, 4/15/98.....................................  10,000,000   10,065,546
  5.875%, 4/30/98.....................................   6,745,000    6,753,656
  6.125%, 5/15/98.....................................   5,000,000    5,006,903
  6.25%, 7/31/98......................................   6,154,000    6,175,405
  4.75%, 8/31/98......................................   5,400,000    5,366,968
  5.125%, 11/30/98....................................   2,000,000    1,990,562
                                                                   ------------
                                                                     70,392,244
                                                                   ------------
TOTAL INVESTMENTS.....................................             $323,839,887
                                                                   ============

                See accompanying Notes to Financial Statements.

12  Pegasus Funds

PEGASUS U.S. GOVERNMENT SECURITIES CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                                                       COST
                     DESCRIPTION                         AMOUNT      (NOTE 2)
                     -----------                         ------     ---------
TEMPORARY CASH INVESTMENTS -- 67.30%
 Bear Stearns, Revolving Repurchase Agreement, 6.50%,
  1/2/98, (secured by various U.S. Treasury
  obligations with maturities ranging from 08/15/98
  to 11/15/07 at various interest rates ranging from
  0.00% to 8.00%, all held at The Custodial Trust
  Company)........................................... $ 25,000,000 $ 25,000,000
 Donaldson Lufkin, Revolving Repurchase Agreement,
  6.53%, 1/2/98, (secured by various U.S. Treasury
  obligations with maturities ranging from 4/2/98 to
  2/15/07 at various interest rates ranging from
  0.00% to 9.25%, all held at The Bank of New York)..   36,061,000   36,061,000
 First Union Capital Markets Treasury, Revolving
  Repurchase Agreement, 6.625%, 1/2/98 (secured by
  various U.S. Treasury obligations with maturities
  ranging from 1/2/98 through 3/31/99 at various
  interest rates ranging from 0.00% to 6.25%, all
  held at Bankers Trust Company).....................   35,000,000   35,000,000
 Greenwich, Revolving Repurchase Agreement, 6.60%,
  1/2/98 (secured by various U.S. Treasury
  obligations with maturities ranging from 05/15/98
  through 02/15/05, all at an interest rate of 0.00%,
  held at Chase Bank)................................   35,000,000   35,000,000
 H.S.B.C. Treasury Inc., Revolving Repurchase
  Agreement, 6.75%, 1/2/98 (secured by various U.S.
  Treasury Notes with maturities ranging from 1/02/98
  through 8/31/00, at various interest rates ranging
  from 0.00% to 6.25%, all held at Chase Bank).......  197,000,000  197,000,000
 Lehman Brothers Agency Revolving Repurchase
  Agreement, 6.63%, 1/2/98 (secured by various U.S.
  Treasury obligations with maturities ranging from
  12/4/00 through 11/1/04, at various interest rates
  ranging from 0.00% to 9.00%, all held at Chase
  Bank)..............................................   25,000,000   25,000,000
 NationsBank Capital Markets, Inc., Revolving
  Repurchase Agreement 6.625%, 1/2/98 (secured by
  various U.S. Treasury Notes with maturities ranging
  from 2/15/02 through 8/15/07 at various interest
  rates ranging from 5.625% to 9.375%, all held at
  Chase Bank)........................................   25,000,000   25,000,000
 Nomura Agency, Revolving Repurchase Agreement 6.75%,
  1/2/98 (secured by various U.S. Treasury Notes with
  maturities ranging from 11/15/98 through 5/15/04 at
  various interest rates ranging from 5.50% to 7.25%,
  all held at The Bank of New York)..................  181,000,000  181,000,000
 Smith Barney Inc., Revolving Repurchase Agreement,
  6.625%, 1/2/98 (secured by various U.S. Treasury &
  Agency obligations with maturities ranging from
  7/31/98 through 11/25/07 at various interest rates
  ranging from 0.00% to 9.00%, all held at The Bank
  of New York).......................................   40,000,000   40,000,000
                                                                   ------------
                                                                    599,061,000
                                                                   ------------

                                                               Pegasus Funds  13

PEGASUS U.S. GOVERNMENT SECURITIES CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                                          FACE         COST
                     DESCRIPTION                         AMOUNT      (NOTE 2)
                     -----------                         ------     ---------
AGENCY OBLIGATIONS -- 32.70%
 Federal Farm Credit Bank, 5.45%, 03/3/98............ $  5,000,000 $  4,997,780
 Federal Farm Credit Consolidated Bond, 5.51%,
  1/2/98.............................................    4,500,000    4,499,977
 Federal Farm Credit Bank Medium Term Note, 5.63%,
  08/3/98............................................    8,000,000    7,997,813
 Federal Farm Credit Bank Note, 5.70%, 9/2/98........   10,000,000    9,991,935
 Federal Home Loan Bank:
  5.72%, 7/21/98.....................................   10,000,000    9,998,091
  5.73%, 9/08/98.....................................    4,500,000    4,496,262
  5.80%, 9/18/98.....................................    6,000,000    6,001,421
  5.04%, 10/01/98....................................    3,000,000    2,981,149
  5.90%, 10/20/98....................................   26,000,000   25,993,947
  5.30%, 11/18/98....................................    4,400,000    4,376,840
  5.86%, 11/25/98....................................   12,000,000   11,994,931
  5.681%, 1/13/98....................................    8,000,000    7,999,961
  5.73%, 1/27/98.....................................    7,000,000    6,999,875
  6.54%, 5/11/98.....................................    2,000,000    2,003,301
 Federal Home Loan Mortgage Corp.:
  5.19%, 3/11/98.....................................    6,600,000    6,589,737
  5.735%, 3/18/98....................................    6,000,000    5,996,900
  5.76%, 7/13/98.....................................    1,385,000    1,384,694
 Federal National Mortgage Assn. Discount Notes:
  1/23/98............................................   20,000,000   19,932,778
  2/11/98............................................   10,000,000    9,935,653
  2/26/98............................................   30,000,000   29,740,067
  3/05/98............................................   10,000,000    9,902,350
  3/06/98............................................   10,000,000    9,900,800
  3/30/98............................................   10,000,000    9,862,622
 Federal National Mortgage Assn. Medium Term Notes:
  5.50%, 2/18/98.....................................    4,000,000    3,998,112
  5.30%, 3/11/98.....................................    3,250,000    3,247,413
  5.79%, 3/25/98.....................................   18,000,000   17,991,069
  5.71%, 6/23/98.....................................    5,000,000    4,996,943
  5.19%, 7/20/98.....................................    1,000,000      996,547
  5.71%, 9/09/98.....................................    6,000,000    5,994,595
  4.875%, 10/15/98...................................   13,450,000   13,350,334
  5.23%, 11/25/98....................................    6,005,000    5,972,095

14  Pegasus Funds

PEGASUS U.S. GOVERNMENT SECURITIES CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                     AMORTIZED
                                                                     COST (NOTE
                     DESCRIPTION                       FACE AMOUNT       2)
                     -----------                       -----------   ----------
 Student Loan Marketing Assn. Medium Term Notes:
  5.86%, 6/10/98...................................... $ 11,000,000 $ 10,993,876
  5.82%, 9/16/98......................................   10,000,000   10,005,344
                                                                    ------------
                                                                     291,125,212
                                                                    ------------
TOTAL INVESTMENTS.....................................              $890,186,212
                                                                    ============

                See accompanying Notes to Financial Statements.

                                                               Pegasus Funds  15

PEGASUS MUNICIPAL CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
December 31, 1997

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                              INTEREST    FACE         COST
             DESCRIPTION              RATING* RATE***    AMOUNT      (NOTE 2)
             -----------              ------- -------- ----------- ------------
ALABAMA -- 0.35%
 Decatur Industrial Development, AMT,
  1/1/27............................. VMIG 1   3.80%   $   900,000 $    900,000
                                                                   ------------
ALASKA -- 3.11%
 City of Valdez, 5/1/31.............. VMIG 1   3.80%     8,000,000    8,000,000
                                                                   ------------
DELAWARE -- 2.56%
 Delaware State, AMT, 10/1/29........ VMIG 1   5.25%     4,800,000    4,800,000
 Delaware State Education AMT,
  8/1/29.............................    A1+   3.75%     1,800,000    1,800,000
                                                                   ------------
                                                                      6,600,000
                                                                   ------------
DISTRICT OF COLUMBIA -- 0.35%
 District of Columbia American Uni-
  versity, 10/1/15................... VMIG 1   3.85%       900,000      900,000
                                                                   ------------
FLORIDA -- 8.15%
 Florida State Municipal Power CP,
  4/7/98.............................     P1   3.75%    11,500,000   11,500,000
 Sarasota County Public Hospital
  Florida, 2/27/98................... VMIG 1   3.80%     9,000,000    9,000,000
 St. Lucie Florida, AMT, 1/1/27...... VMIG 1   5.10%       500,000      500,000
                                                                   ------------
                                                                     21,000,000
                                                                   ------------
GEORGIA -- 6.21%
 Burke Co. Pollution Control,
  5/28/98............................    Aaa   3.80%     8,000,000    8,000,000
 Gwinett Co. Georgia Hospital,
  9/1/27.............................    A1+   3.70%     8,000,000    8,000,000
                                                                   ------------
                                                                     16,000,000
                                                                   ------------
IDAHO -- 1.36%
 Idaho Health Facility, 5/1/22....... VMIG 1   5.10%     3,500,000    3,500,000
                                                                   ------------
ILLINOIS -- 6.41%
 Illinois HFA Facility Univ. of Chi-
  cago, CP, 5/27/98.................. VMIG 1   3.75%    10,400,000   10,400,000
 Illinois Health Facilities Authori-
  ties Revenue, 1/1/16............... VMIG 1   3.75%     6,100,000    6,100,000
                                                                   ------------
                                                                     16,500,000
                                                                   ------------
INDIANA -- 4.66%
 Jasper Co. PCR IND SER B, CP,
  4/6/98............................. VMIG 1   3.80%     7,000,000    7,000,000
 Indiana DFA Solid Waste, AMT,
  2/20/98............................     P1   3.75%     5,000,000    5,000,000
                                                                   ------------
                                                                     12,000,000
                                                                   ------------

16  Pegasus Funds

PEGASUS MUNICIPAL CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                     AMORTIZED
                                                  INTEREST   FACE       COST
               DESCRIPTION                RATING* RATE***   AMOUNT    (NOTE 2)
               -----------                ------- -------- --------- ----------
KENTUCKY -- 6.96%
 Carroll KY Support KY Util AMT, 11/2/24. VMIG 1   5.10%   $ 900,000 $  900,000
 Clark Co. Pollution Control, 4/15/98.... VMIG 1   3.70%   9,000,000  9,000,000
 Kentucky Asset/Liability Common Revenue,
  6/25/98................................  MIG 1   4.50%   8,000,000  8,023,028
                                                                     ----------
                                                                     17,923,028
                                                                     ----------
LOUISIANA -- 2.99%
 Plaquiemines Parish AMT, 5/1/25.........     P1   5.10%   4,500,000  4,500,000
 Plaquiemines Parish Environment Revenue
  AMT, 10/1/24...........................     P1   5.10%   3,200,000  3,200,000
                                                                     ----------
                                                                      7,700,000
                                                                     ----------
MICHIGAN -- 11.94%
 Dearborn Economic Development Corp. Rev-
  enue, 3/1/25...........................     A1   3.70%     900,000    900,000
 Delta Co. Mich EDC, CP, 3/11/98.........     P1   3.55%   3,810,000  3,810,000
 Holland Economic Development, 3/1/13....     A1   3.80%   2,800,000  2,800,000
 Kent Hospital Financial Authority,
  1/15/20................................ VMIG 1   3.65%   2,200,000  2,200,000
 Michigan St. Hospital Financial Authori-
  ty, 11/1/11............................ VMIG 1   3.65%   2,600,000  2,600,000
 Michigan Underground, CP, 2/5/98........     P1   3.75%   8,440,000  8,440,000
 Regents of the Univ. of Michigan,
  1/14/98................................    A1+   3.75%   7,600,000  7,600,000
 Wayne Charter Co., AMT, 12/1/16......... VMIG 1   3.75%   2,400,000  2,400,000
                                                                     ----------
                                                                     30,750,000
                                                                     ----------
MINNESOTA -- 2.45%
 Hennepin Co. Minnesota, Series C,
  12/1/02................................ VMIG 1   4.05%   2,000,000  2,000,000
 Rochester GO, 11/1/99...................  **N/R   4.10%   4,300,000  4,300,000
                                                                     ----------
                                                                      6,300,000
                                                                     ----------
MISSISSIPPI -- 0.78%
 Jackson Co. Mississippi, 6/1/23.........     P1   4.95%   2,000,000  2,000,000
                                                                     ----------
NEVADA -- 0.39%
 Clark Co. AMT, 10/1/30..................    A1+   3.95%   1,000,000  1,000,000
                                                                     ----------
NEW MEXICO -- 3.12%
 New Mexico St., 6/30/98.................  MIG 1   4.50%   8,000,000  8,024,456
                                                                     ----------
NEW YORK -- 3.11%
 New York City GO, 2/15/13............... VMIG 1   3.65%   8,000,000  8,000,000
                                                                     ----------
NORTH CAROLINA -- 0.99%
 Raleigh Durham NC Airport, 11/1/15......    A1+   5.00%   2,550,000  2,550,000
                                                                     ----------

                                                               Pegasus Funds  17

PEGASUS MUNICIPAL CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                              INTEREST    FACE         COST
             DESCRIPTION              RATING* RATE***    AMOUNT      (NOTE 2)
             -----------              ------- -------- ----------- ------------
OREGON -- 2.25%
 Port Morrow Environmental Impact
  Revenue, AMT, 12/1/31.............. VMIG 1    5.15%  $ 5,800,000 $  5,800,000
                                                                   ------------
PENNSYLVANIA -- 3.11%
 Allegheny Co., IDR, VRDB-United Jew-
  ish Federation, 10/1/25............ VMIG 1    4.25%    8,000,000    8,000,000
                                                                   ------------
PUERTO RICO -- 3.90%
 Puerto Rico Commonwealth, 7/30/98...  MIG 1    4.50%   10,000,000   10,042,264
                                                                   ------------
SOUTH CAROLINA -- 0.35%
 Florence Co. Solid Waste Disposal,
  AMT, 4/1/27........................    A1+    5.10%      900,000      900,000
                                                                   ------------
SOUTH DAKOTA -- 1.94%
 South Dakota Housing Development Au-
  thority Revenue, AMT, 3/26/98...... VMIG 1    3.90%    5,000,000    4,999,958
                                                                   ------------
TENNESSEE -- 2.11%
 Metro Govt. Nashville Davison Series
  A, 11/15/98........................    Aa2    5.07%    5,375,000    5,436,081
                                                                   ------------
TEXAS -- 8.62%
 Brazos River Authority TX, AMT,
  6/21/95, 6/1/30.................... VMIG 1    5.10%    3,400,000    3,400,000
 Brazos River Authority TX, AMT,
  9/25/96, 6/1/30.................... VMIG 1    5.10%    9,600,000    9,600,000
 Brazos River Authority TX, AMT,
  2/12/97, 2/1/32.................... VMIG 1    5.10%      700,000      700,000
 Gulf Coast AMT, 4/1/28.............. VMIG 1    5.10%    5,700,000    5,700,000
 Matagorda Co. AMT, 11/1/28.......... VMIG 1    4.95%    2,400,000    2,400,000
 West Side Calhoun AMT, 4/1/31.......    Aa2    5.10%      400,000      400,000
                                                                   ------------
                                                                     22,200,000
                                                                   ------------
UTAH -- 6.43%
 Emery Co., 11/17/94, 11/1/24........ VMIG 1    5.00%    6,200,000    6,200,000
 Internmountain Power Agency, Sup
  Rev, 3/16/98....................... VMIG 1    3.75%    5,000,000    5,000,000
 Utah St. School District Financial,
  8/15/98............................    Aaa    8.38%    5,225,000    5,368,083
                                                                   ------------
                                                                     16,568,083
                                                                   ------------
VIRGINIA -- 0.39%
 King George Co. IDA. Revenue AMT,
  3/1/27.............................    A1+    5.10%    1,000,000    1,000,000
                                                                   ------------
WASHINGTON -- 0.19%
 Port Seattle Revenue, AMT, 9/1/22... VMIG 1    3.85%      500,000      500,000
                                                                   ------------
WEST VIRGINIA -- 2.33%
 West VA Public Energy Authority Rev-
  enue, AMT, 4/8/98..................    Aa1    3.80%    6,000,000    6,000,000
                                                                   ------------

18  Pegasus Funds

PEGASUS MUNICIPAL CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
December 31, 1997

--------------------------------------------------------------------------------

                                                                     AMORITIZED
                                               INTEREST    FACE         COST
             DESCRIPTION               RATING* RATE***    AMOUNT      (NOTE 2)
             -----------               ------- -------- ----------- ------------
WYOMING -- 2.52%
 Sweetwater Co., AMT, 11/1/25......... VMIG 1    5.25%  $ 6,500,000 $  6,500,000
                                                                    ------------
TOTAL INVESTMENTS.....................                              $257,593,870
                                                                    ============

INVESTMENT ABBREVIATIONS
AMBAC   -- AMBAC Indemnity Corp.
AMT     -- Alternative Minimum Tax
BIGI    -- Bond Investors Guaranty Insurance Co.
CP      -- Commercial Paper
DFA     -- Development Finance Authority
EDC     -- Economic Development Corporation
FGIC    -- Financial Guaranty Insurance Company
FSA     -- Financial Securities Assurance Corp.
GO      -- General Obligation
HCF     -- Health Care Facilities
HR      -- Housing Revenue
HDA     -- Housing Development Authority
HFA     -- Housing Finance Authority
IDA     -- Individual Development & Export Authority
IDR     -- Industrial Development Revenue
MBIA    -- Municipal Bond Insurance Association
PCR     -- Pollution Control Revenue
PFA     -- Public Facilities Authority
TAN     -- Tax Anticipation Note
TRAN    -- Tax Revenue Anticipation Note
UPDATE  -- Unit Priced Daily Adjustable Tax Exempt Securities
VRDB    -- Variable Rate Demand Bond
VRDN    -- Variable Rate Demand Note

* Rating (not covered by the report of independent public accountants) -- Moody's when available, otherwise Standard & Poor's.
** N/R -- investment is not rated, yet deemed by the Investment Advisor as an acceptable credit and having characteristics equivalent to obligations rated AA or MIG 1 by Moody's, AA or A-1+ by Standard & Poor's.
***Interest rates on variable rate securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at December 31, 1997. The interest rate for all securities with maturity greater than thirteen months has an automatic reset feature resulting in an effective maturity of thirteen months or less.

                See accompanying Notes to Financial Statements.

                                                               Pegasus Funds  19

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
(1)  GENERAL
 The Pegasus Funds (Pegasus), was organized as a Massachusetts business trust on April 21, 1987 and registered under the Investment Company Act of 1940 (the
Act), as amended, as an open-end investment company. As of December 31, 1997, Pegasus consisted of twenty-nine separate portfolios of which there were five cash management funds (the Cash Management Funds or the Funds), as described below.

     PEGASUS CASH MANAGEMENT FUND
     PEGASUS TREASURY CASH MANAGEMENT FUND
     PEGASUS TREASURY PRIME CASH MANAGEMENT FUND
     PEGASUS U.S. GOVERNMENT SECURITIES CASH MANAGEMENT FUND
     PEGASUS MUNICIPAL CASH MANAGEMENT FUND

 The Cash Management Fund commenced operations on July 30, 1992, the Treasury Cash Management Fund commenced operations on September 12, 1997, the Treasury Prime Cash Management Fund commenced operations on March 22, 1995, the U.S. Government Securities Cash Management Fund commenced operations on June 2, 1992 and the Municipal Cash Management Fund commenced operations on August 18, 1997.

 First Chicago Corporation merged with NBD Bancorp. Inc. on December 1, 1995. First Chicago Investment Management Company, an affiliate of First Chicago Corporation, served as Investment Advisor to Prairie Institutional Funds, which included the Prairie U.S. Government Securities Cash Management, Prairie Treasury Prime Cash Management and Prairie Cash Management Funds. On July 13, 1996, pursuant to an Agreement and Plan of Reorganization which had received approval from the shareholders of such Funds, the assets of the Prairie Institutional Funds were transferred to the Pegasus U.S. Government Securities Cash Management, Pegasus Treasury Prime Cash Management and Pegasus Cash Management Funds, respectively, in exchange for shares of those funds. Prior to July 13, 1996, the Pegasus Cash Management Funds held no assets and had not yet commenced operations. The financial history contained herein therefore includes such history of the Prairie Cash Management Funds, which ceased operations as of July 12, 1996.

 The Cash Management Funds each offer two classes of shares, Institutional Shares and Service Shares. Institutional Shares and Service Shares are substantially the same except that Service Shares are subject to fees payable under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the Act (the Service Plan) at an annual rate of 0.25% of the average daily net asset value of the outstanding Services Shares.

(2)  SIGNIFICANT ACCOUNTING POLICIES
 The following is a summary of significant accounting policies followed by the Cash Management Funds in preparation of the financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. Following generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

20  Pegasus Funds

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

 Investments
  Pursuant to Rule 2a-7 of the Act, the Cash Management Funds utilize the amortized cost method to determine the carrying value of investment securities. Under this method, investment securities are valued for both financial reporting and federal tax purposes at amortized cost and any discount or premium is amortized from the date of acquisition to maturity. The use of this method results in a carrying value which approximates market value. Market value is determined based upon quoted market prices or dealer quotes.

 Investment security purchases and sales are accounted for on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis.

 Pegasus invests in securities subject to repurchase agreements. First Chicago NBD Investment Management Company (FCNIMCO), acting under the supervision of the Board of Trustees, has established the following additional policies and procedures relating to Pegasus' investments in securities subject to repurchase agreements: 1) the value of the underlying collateral is required to equal or exceed 102% of the funds advanced under the repurchase agreement including accrued interest; 2) collateral is marked to market daily by FCNIMCO to assure its value remains at least equal to 102% of the repurchase agreement amount; and 3) funds are not disbursed by Pegasus or its agent unless collateral is presented or acknowledged by the collateral custodian.

 The Municipal Cash Management Fund invests in a majority of instruments whose stated maturity is greater than one year, but whose rate of interest is readjusted no less frequently than annually, or which possess demand features and may therefore be deemed to have a maturity equal to the period remaining until the next interest adjustment date or the demand date, whichever is longer.

 Investment Income
  Interest income is recorded daily on the accrual basis adjusted for amortization of premium and accretion of discount. Premiums and discounts are amortized/accreted as required by the Internal Revenue Code, as amended (the
Code), and generally accepted accounting principles.

 Federal Income Taxes
  It is Pegasus' policy to comply with the requirements of Subchapter M of the Code, applicable to regulated investment companies and to distribute net investment income and realized gains to its shareholders. Therefore, no federal income tax provision is required in the accompanying Financial Statements.

 As of December 31, 1997, the Cash Management Funds had capital loss carryforwards and related expiration dates as follows:

                   FUND                2001      2002       2003      TOTAL
                   ----              --------  ---------  --------  ---------
      U.S. Government Securities
       Cash Management Fund.........  $    --   $453,000   $58,000   $511,000
      Cash Management Fund..........   19,000    151,000    32,000    202,000

                                                               Pegasus Funds  21

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

 Shareholder Dividends
  On each business day except those holidays the New York Stock Exchange (Exchange), FCNIMCO or its bank affiliates observe, net investment income is declared as a dividend, at the close of the Exchange, to shareholders of record at such close. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are normally declared and paid annually, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code. To the extent that net realized capital gains can be offet by capital loss carryfowards, it is the policy of each Fund not to distribute such gains.

 Deferred Organization Costs
  Organization costs are being amortized on a straight-line basis over the five-year period beginning with the commencement of operations of each portfolio.

 Expenses:
  Expenses directly attributable to a Cash Management Fund are charged to that Cash Management Fund's operations; expenses which are applicable to all Cash Management Funds are allocated among them on the basis of relative net assets. Fund expenses directly attributable to a class of shares are charged to that class; expenses which are applicable to all classes are allocated among them. Pegasus monitors the rate at which expenses are charged to ensure that a proper amount of expense is charged to income each year. This percentage is subject to revision if there is a change in the estimate of the future net assets of the Funds or a change in expectations as to the level of actual expenses.

(3)  CAPITAL SHARE TRANSACTIONS
 Transactions in shares of the Cash Management Funds are summarized below (at $1.00 per share):

                                                     CASH MANAGEMENT FUND
                                                 ------------------------------
                                                   Year Ended      Year Ended
                                                 Dec. 31, 1997   Dec. 31, 1996
                                                 --------------  --------------
      Institutional Shares:
       Shares issued............................  6,087,058,701   2,462,204,127
       Dividends reinvested.....................      4,462,385       2,719,445
       Shares redeemed.......................... (6,272,197,824) (1,968,098,976)
                                                 --------------  --------------
       Net increase (decrease)..................   (180,676,738)    496,824,596
                                                 ==============  ==============
      Service Shares:
       Shares issued............................  3,448,478,848   1,138,992,942
       Dividends reinvested.....................             --           1,220
       Shares redeemed.......................... (2,687,964,734) (1,028,500,120)
                                                 --------------  --------------
       Net increase.............................    760,514,114     110,494,042
                                                 ==============  ==============
      Net increase in Fund......................    579,837,376     607,318,638
                                                 ==============  ==============


22  Pegasus Funds

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

                                                 TREASURY CASH
                                                MANAGEMENT FUND
                                                ----------------
                                                  Period Ended
                                                Dec. 31, 1997(a)
                                                ----------------
      Institutional Shares:
       Shares issued...........................       6,838,921
       Dividends reinvested....................              --
       Shares redeemed.........................      (5,988,771)
                                                 --------------
       Net increase............................         850,150
                                                 ==============
      Service Shares:
       Shares issued...........................     563,122,696
       Dividends reinvested....................              --
       Shares redeemed.........................    (357,400,841)
                                                 --------------
       Net increase............................     205,721,855
                                                 ==============
       Net increase in Fund....................     206,572,005
                                                 ==============
                                                        TREASURY PRIME
                                                     CASH MANAGEMENT FUND
                                                -------------------------------
                                                   YEAR ENDED      YEAR ENDED
                                                 DEC. 31, 1997   DEC. 31, 1996
                                                ---------------- --------------
      Institutional Shares:
       Shares issued...........................     686,151,852     834,279,533
       Dividends reinvested....................         345,903         490,259
       Shares redeemed.........................    (665,804,296)   (778,657,574)
                                                 --------------  --------------
       Net increase............................      20,693,459      56,112,218
                                                 ==============  ==============
      Service Shares:
       Shares issued...........................   1,651,850,568   1,423,048,286
       Dividends reinvested....................          49,528             293
       Shares redeemed.........................  (1,633,350,490) (1,338,572,220)
                                                 --------------  --------------
       Net increase............................      18,549,606      84,476,359
                                                 ==============  ==============
      Net increase in Fund.....................      39,243,065     140,588,577
                                                 ==============  ==============

     --------------
     (a) For the period from September 12, 1997 (commencement of operations) through December 31, 1997.

                                                               Pegasus Funds  23

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

                                                 U.S. GOVERNMENT SECURITIES
                                                      CASH MANAGEMENT
                                               -------------------------------
                                                 YEAR ENDED       YEAR ENDED
                                                DEC. 31, 1997   DEC. 31, 1996
                                               ---------------  --------------
      Institutional Shares:
       Shares issued..........................  3,117,508,597    3,012,405,624
       Dividends reinvested...................      1,026,989        1,114,598
       Shares redeemed........................ (2,953,336,804)  (3,133,810,559)
                                               --------------   --------------
       Net increase (decrease)................    165,198,782     (120,290,337)
                                               ==============   ==============
      Service Shares:
       Shares issued..........................  2,047,005,781    1,069,271,833
       Dividends reinvested...................         89,986           59,480
       Shares redeemed........................ (1,896,480,136)    (918,235,551)
                                               --------------   --------------
       Net increase...........................    150,615,631      151,095,762
                                               ==============   ==============
      Net increase in Fund....................    315,814,413       30,805,425
                                               ==============   ==============
                                                  MUNICIPAL
                                               CASH MANAGEMENT
                                                    FUND
                                               ---------------
                                                PERIOD ENDED
                                                    DEC.
                                                 31, 1997(B)
                                               ---------------
      Institutional Shares:
       Shares issued..........................    322,413,470
       Dividends reinvested...................         13,719
       Shares redeemed........................   (120,722,364)
                                               --------------
       Net increase...........................    201,704,825
                                               ==============
      Service Shares:
       Shares issued..........................    200,615,736
       Dividends reinvested ..................             --
       Shares redeemed........................   (144,081,806)
                                               --------------
       Net increase...........................     56,533,930
                                               ==============
      Net increase in Fund....................    258,238,755
                                               ==============

--------------
(b) For the period from August 18, 1997 (commencement of operations) through December 31, 1997.

(4)  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
 Pegasus has an Investment Advisory Agreement with FCNIMCO pursuant to which FCNIMCO has agreed to provide the day-to-day management of each Cash Management Fund for an advisory fee at a annual rate of 0.20% of each Cash Management Fund's average daily net assets.

 Pegasus has entered into a Co-Administration Agreement with FCNIMCO and BISYS Fund Services (BISYS) (collectively the Co-Administrators) pursuant to which the Co-Administrators have agreed to assist in all aspects of each Cash Management Fund's operations for an administration fee at an annual rate of 0.15% of each Cash Management Fund's average daily net assets.

24  Pegasus Funds

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

 For the year ended December 31, 1997, FCNIMCO agreed to limit each Cash Management Fund's expenses to an annual amount not to exceed 0.35% of average daily net assets for Institutional Shares and 0.60% of average daily net assets for Service Shares. As a result, the Cash Management Fund, Treasury Cash Management Fund, Treasury Prime Cash Management Fund, U.S. Government Securities Cash Management Fund and the Municipal Cash Management Fund were reimbursed for expenses of $279,533, $33,327, $105,789, $88,360, and $40,982,
respectively.

 Pegasus has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the Act. Under the terms of such Plan, each Fund pays BISYS, the distributor, an annual fee of 0.25% of the average daily net assets of the outstanding Service Shares for advertising, marketing, and distributing each Cash Management Fund's Service Shares and for the provision of certain services to the holders of Service Shares. The Distributor may make payments to others, including FCNIMCO, First Chicago NBD (FCNBD) and their affiliates, for the provision of these services. For the period ended December 31, 1997, the Cash Management Fund, the Treasury Cash Management Fund, the Treasury Prime Cash Management Fund, the U.S. Government Securities Cash Management Fund and the Municipal Cash Management Fund paid fees under the Service Plan in the amount of $1,227,854, $165,217, $556,037, $679,593, and $50,555, respectively.

 NBD Bank (an affiliate of FCNIMCO) is also compensated for its services as Pegasus' custodian, and is reimbursed for certain out of pocket expenses incurred on behalf of Pegasus.

 Pegasus maintains an unfunded, nonqualified deferred compensation plan. The plan allows an individual trustee to elect to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

(5)  ILLIQUID SECURITIES
 The Pegasus Cash Management Funds may invest not more than 10% of the value of their respective net assets in securities that are illiquid. Illiquid investments may include securities having legal or contractual restrictions on resale or no readily available market. At December 31, 1997, the Pegasus Cash Management Fund owned the following restricted securities (constituting 3.0% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                          ACQUISITION     PAR     VALUE PER  12/31/97   PERCENTAGE OF
        SECURITY             DATE        VALUE      UNIT       VALUE     NET ASSETS      COST
-------------------------------------------------------------------------------------------------
SunAmerica Life Insur-
 ance Company...........   11/19/97   $25,000,000   $1.00   $25,000,000      1.5%     $25,000,000
Travelers Insurance Com-
 pany...................    11/6/97    25,000,000    1.00    25,000,000      1.5       25,000,000
-------------------------------------------------------------------------------------------------
                                                            $50,000,000      3.0%     $50,000,000
-------------------------------------------------------------------------------------------------

(6)  PORTFOLIO COMPOSITION
 Although the Municipal Cash Management Fund has a diversified investment portfolio, the fund has investments in excess of 10% of its total investments in the State of Michigan.

                                                               Pegasus Funds  25

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

The Financial Highlights present a per share analysis of net investment income and distributions from net investment income for the Cash Management Funds. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. These financial highlights have been derived from the financial statements of the Cash Management Funds and other information for the periods presented.

                                                  NET REALIZED             DISTRIBUTIONS INCREASE DUE TO CAPITAL
                       NET ASSET VALUE    NET        GAINS     TOTAL FROM    FROM NET     CONTRIBUTION FROM AN
                        BEGINNING OF   INVESTMENT (LOSSES) ON  INVESTMENTS  INVESTMENT      AFFILIATE OF THE         TOTAL
                           PERIOD        INCOME   INVESTMENTS  OPERATIONS     INCOME       INVESTMENT ADVISER    DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT FUND
INSTITUTIONAL SHARES
 For the year ended
 12/31/97                   0.9998       0.0528     (0.0001)     0.0527      (0.0528)                --            (0.0528)
    1996                    0.9996       0.0508      0.0002      0.0510      (0.0508)                --            (0.0508)
    1995(/5/)               0.9994       0.0277      0.0002      0.0279      (0.0277)                --            (0.0277)
    1995(/6/)(/1//1/)       0.9993       0.0507     (0.0059)     0.0448      (0.0507)            0.0060            (0.0507)
    1994(/1//1/)            0.9999       0.0333     (0.0006)     0.0327      (0.0333)                --            (0.0333)
    1993(/7/)               1.0000       0.0297     (0.0001)     0.0296      (0.0297)                --            (0.0297)
SERVICE SHARES
 For the year ended
 12/31/97                   0.9998       0.0503      0.0001      0.0504      (0.0503)                --            (0.0503)
    1996                    0.9996       0.0484      0.0002      0.0486      (0.0484)                --            (0.0484)
    1995(/5/)               0.9994       0.0264      0.0002      0.0266      (0.0264)                --            (0.0264)
    1995(/8/)               1.0000       0.0245     (0.0006)     0.0239      (0.0245)                --            (0.0245)
----------------------------------------------------------------------------------------------------------------------------------
TREASURY CASH MANAGEMENT FUND
INSTITUTIONAL SHARES
 For the period ended
 12/31/97(/1//0/)           1.0000       0.0159          --      0.0159      (0.0159)                --            (0.0159)
SERVICE SHARES
 For the period ended
 12/31/97(/1//0/)           1.0000       0.0152          --      0.0152      (0.0152)                --            (0.0152)
----------------------------------------------------------------------------------------------------------------------------------
TREASURY PRIME CASH MANAGEMENT FUND
INSTITUTIONAL SHARES
 For the year ended
 12/31/97                   0.9999       0.0479          --      0.0479      (0.0479)                --            (0.0479)
    1996                    1.0000       0.0474     (0.0001)     0.0473      (0.0474)                --            (0.0474)
    1995(/4/)               1.0000       0.0399          --      0.0399      (0.0399)                --            (0.0399)
SERVICE SHARES
 For the year ended
 12/31/97                   1.0000       0.0454          --      0.0454      (0.0454)                --            (0.0454)
    1996                    1.0000       0.0449          --      0.0449      (0.0449)                --            (0.0449)
    1995(/4/)               1.0000       0.0380          --      0.0380      (0.0380)                --            (0.0380)
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES CASH MANAGEMENT FUND
INSTITUTIONAL SHARES
 For the year ended
 12/31/97                   0.9988       0.0521      0.0004      0.0525      (0.0521)                --            (0.0521)
    1996                    0.9990       0.0502     (0.0002)     0.0500      (0.0502)                --            (0.0502)
    1995(/1/)               0.9989       0.0320      0.0001      0.0321      (0.0320)                --            (0.0320)
    1995(/1//2/)            0.9999       0.0492     (0.0010)     0.0482      (0.0492)                --            (0.0492)
    1994(/1//2/)            1.0000       0.0302     (0.0001)     0.0301      (0.0302)                --            (0.0302)
    1993(/2/)               1.0000       0.0319          --      0.0319      (0.0319)                --            (0.0319)
SERVICE SHARES
 For the year ended
 12/31/97                   0.9995       0.0496      0.0002      0.0498      (0.0496)                --            (0.0496)
    1996                    0.9990       0.0478      0.0005      0.0483      (0.0478)                --            (0.0478)
    1995(/1/)               0.9989       0.0305      0.0001      0.0306      (0.0305)                --            (0.0305)
    1995(/3/)               1.0000       0.0199     (0.0011)     0.0188      (0.0199)                --            (0.0199)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL CASH MANAGEMENT FUND
INSTITUTIONAL SHARES
 For the period ended
 12/31/97(/9/)              1.0000       0.0125          --      0.0125      (0.0125)                --            (0.0125)
SERVICE SHARES
 For the period ended
 12/31/97(/9/)              1.0000       0.0116          --      0.0116      (0.0116)                --            (0.0116)
----------------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

26  Pegasus Funds

                      NET ASSETS  RATIO OF     RATIO OF NET     RATIO OF EXPENSES TO
NET ASSET               END OF   EXPENSES TO INVESTMENT INCOME   AVERAGE NET ASSETS
VALUE END    TOTAL      PERIOD   AVERAGE NET    TO AVERAGE     (EXCLUDING FEE WAIVERS
OF PERIOD    RETURN     (000)      ASSETS       NET ASSETS      AND REIMBURSEMENTS)
---------------------------------------------------------------------------------------------
 0.9997    5.41%       $705,270    0.35%          5.36%                0.38%
 0.9998    5.23%       $885,946    0.35%          5.19%                0.42%
 0.9996    2.80%++     $389,127    0.35%+         5.51%+               0.43%+
 0.9994    5.19%(/6/)  $319,214    0.35%          5.11%                0.44%
 0.9993    3.38%       $143,820    0.31%          3.33%                0.43%
 0.9999    3.25%+      $175,713    0.05%+         3.19%+               0.56%+
 0.9999    5.15%       $992,763    0.60%          5.11%                0.63%
 0.9998    4.98%       $232,249    0.60%          4.94%                0.67%
 0.9996    2.68%++     $121,750    0.60%+         5.25%+               0.69%+
 0.9994    2.47%++     $ 11,372    0.60%+         5.46%+               0.71%+
---------------------------------------------------------------------------------------------
 1.0000    5.29+       $    850    0.35%+         5.28%+               0.41%+
 1.0000    5.04+       $205,722    0.60%+         5.03%+               0.66%+
---------------------------------------------------------------------------------------------
 0.9999    4.90%       $ 90,813    0.35%          4.79%                0.40%
 0.9999    4.86%       $ 70,120    0.35%          4.84%                0.46%
 1.0000    4.06%++     $ 14,008    0.35%+         5.16%+               1.23%+
 1.0000    4.64%       $233,590    0.60%          4.54%                0.65%
 1.0000    4.60%       $215,040    0.60%          4.59%                0.71%
 1.0000    3.86%++     $130,559    0.60%+         4.72%+               0.74%+
---------------------------------------------------------------------------------------------
 0.9992    5.34%       $534,364    0.35%          5.27%                0.36%
 0.9988    5.15%       $369,163    0.35%          5.09%                0.43%
 0.9990    3.24%++     $489,395    0.35%+         5.46%+               0.42%+
 0.9989    5.03%       $475,248    0.34%          4.94%                0.41%
 0.9999    3.06%       $413,634    0.30%          3.02%                0.41%
 1.0000    3.25%+      $264,527    0.02%+         3.10%+               0.49%+
 0.9997    5.08%       $357,663    0.60%          5.02%                0.61%
 0.9995    4.89%       $207,046    0.60%          4.84%                0.68%
 0.9990    3.09%++     $ 56,000    0.60%+         5.17%+               0.69%+
 0.9989    2.01%++     $ 16,702    0.57%+         5.48%+               0.66%+
---------------------------------------------------------------------------------------------
 1.0000    3.39+       $201,705    0.35%+         3.37%+               0.41%+
 1.0000    3.14+       $ 56,534    0.60%+         3.12%+               0.66%+
---------------------------------------------------------------------------------------------

                                                               Pegasus Funds  27

NOTES TO FINANCIAL HIGHLIGHTS

(/1/)     For the period June 1, 1995 through December 31, 1995. Effective
          June 1, 1995, the Fund changed its fiscal year end from May 31 to December 31.
(/2/) For the period January 17, 1993 (commencement of operations) through May 31, 1993.
(/3/) For the period January 17, 1995 (initial offering date of Service Shares) through May 31, 1995.
(/4/) For the period March 22, 1995 (commencement of operations) through December 31, 1995.
(/5/) For the period July 1, 1995 through December 31, 1995. Effective July 1, 1995 the Fund changed its fiscal year end from June 30 to December 31.
(/6/) If the Fund had not had a capital contribution by an affiliate of the Investment Adviser during the period, the total return would have been 4.51%.
(/7/) For the period July 30, 1992 (commencement of operations) through June 30, 1993.
(/8/) For the period January 17, 1995 (initial offering date of Service Shares) through June 30, 1995.
(/9/) For the period August 18, 1997 (commencement of operations) through December 31, 1997.
(/1//0/) For the period September 12, 1997 (commencement of operations) through December 31, 1997.
(/1//1/)  For the year ended June 30.
(/1//2/)  For the year ended May 31.
 +Annualized.
++Not Annualized.

28  Pegasus Funds

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Trustees and Shareholders of
 the Pegasus Cash Management Funds:

 We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Cash Management Funds of the PEGASUS FUNDS (comprising, as indicated in Note 1, the Cash Management, Treasury, Treasury Prime, U.S. Government Securities and Municipal) as of December 31, 1997, and the related statements of operations for the periods then ended, the statements of changes in net assets and the financial highlights for each of the two years in the periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods from inception to December 31, 1995 of the Cash Management, Treasury Prime Cash Management and U.S. Government Securities Cash Management Funds of the Pegasus Funds (formerly known as the Prairie Institutional Funds) were audited by other auditors whose report dated February 22, 1996, expressed an unqualified opinion on those financial highlights.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts and confirmation of securities owned as of December 31, 1997 by inspection and correspondence with custodians, banks, and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Cash Management Funds of the Pegasus Funds as of December 31, 1997, the results of their operations for the periods then ended, the changes in their net assets and the financial highlights for each of the two years in the periods then ended, in conformity with generally accepted accounting principles.

                                               ARTHUR ANDERSEN LLP

Detroit, Michigan,
 February 17, 1998.

                                                               Pegasus Funds  29

                                                                   PEG-0050-0198